                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
   Certified Shareholder Report of Registered Management Investment Companies

                                    811-5514

                      (Investment Company Act File Number)

                               MTB Group of Funds
         _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           C. Grant Anderson, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 4/30/04

               Date of Reporting Period: Fiscal year ended 4/30/04

Item 1.     Reports to Stockholders

[Logo of MTB Group of Funds]

Managed by MTB Investment Advisors, Inc.

ANNUAL REPORT: April 30, 2004

MTB Fund

U.S. Treasury Money Market Fund

U.S. Government Money Market Fund

Tax-Free Money Market Fund

Money Market Fund

Prime Money Market Fund

New York Tax-Free Money Market Fund

Pennsylvania Tax-Free Money Market Fund

Short Duration Government Bond Fund

Short-Term Corporate Bond Fund

U.S. Government Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Maryland Municipal Bond Fund

Intermediate-Term Bond Fund

Income Fund

Managed Allocation Fund -- Conservative Growth

Managed Allocation Fund -- Moderate Growth

Managed Allocation Fund -- Aggressive Growth

Balanced Fund

Social Balanced Fund

Equity Income Fund

Large Cap Value Fund

Equity Index Fund

Large Cap Stock Fund

Large Cap Growth Fund

Multi Cap Growth Fund

Mid Cap Stock Fund

Mid Cap Growth Fund

Small Cap Stock Fund

Small Cap Growth Fund

International Equity Fund

MTB SHORT DURATION GOVERNMENT BOND FUND

Management's Discussion of Fund Performance

For the twelve months ended April 30, 2004, the Fund outperformed its peers in the "Short Government" category due to the inclusion of higher-yielding mortgage-backed securities (MBS) and agency securities. Careful attention to the structure and average maturity of the Fund also contributed to the portfolio's relative performance. The portfolio had a shorter average maturity than many of its peers. This structure allowed the Fund to outperform in a period of generally rising interest rates. While the inclusion of MBS was a positive for the portfolio over the last twelve months, the rapid refinancing of home mortgages in the summer of 2003 did have a brief negative effect on the portfolio. However, the emphasis on risk control in the construction of the Fund's portfolio and active management of the Fund's average maturity contributed to the Fund's success.

MTB SHORT DURATION GOVERNMENT BOND FUND - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short Duration Government Bond Fund (Class A Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB) and the Lipper Short U.S. Government Index.2

Cumulative Total Return for the Period Ended April 30, 20043

Start of Performance (8/18/2003)	(2.06)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-3GB and Lipper Short U.S. Government Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1-3GB and Lipper Short U.S. Government Index are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

MTB SHORT DURATION GOVERNMENT BOND FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short Duration Government Bond Fund (Class B Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB) and the Lipper Short U.S. Government Index.2

Cumulative Total Return for the Period Ended April 30, 20043

Start of Performance (8/18/2003)	(5.03)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-3GB, and Lipper Short U.S. Government Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1-3GB and Lipper Short U.S. Government Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB SHORT DURATION GOVERNMENT BOND FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short Duration Government Bond Fund (Institutional I Shares) (the "Fund") from October 31, 1995 (start of performance) to April 30, 2004, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB) and the Lipper Short U.S. Government Index.2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	0.66%
5 Years	4.50%
Start of Performance (10/31/1995)	4.72%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Th e Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-3GB and Lipper Short U.S. Government Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1-3GB and the Lipper Short U.S. Government Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

† The MTB Short Duration Government Bond Fund is the successor to the Governor Limited Duration Government Securities Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Limited Duration U.S. Government Fund. The quoted performance of the Institutional Limited Duration U.S. Government Fund includes performance of certain predecessor collective trust fund ("commingled") accounts, for periods dating back to 10/31/95 and prior to the Institutional Limited Duration U.S. Government Fund's commencement of operations on 7/1/97, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

MTB SHORT-TERM CORPORATE BOND FUND

Management's Discussion of Fund Performance

The Fund underperformed its benchmark primarily because it lacked high yield and low BBB-rated corporate securities for most of last year. Generally, for all of calendar 2003 the more credit risk a portfolio took the higher its return. In 2003 high yield had its best 1-year relative outperformance ever. Since September 2003 high yield securities* became permissible investments for the Fund. We now have approximately 5% of our portfolio in lower-rated corporate securities, which we feel are improving credits.

Lately the Fund has reduced its amount of interest rate risk, which has contributed towards performance. A much improved labor market along with increasing inflationary expectations have resulted in higher interest rates and a greater expectation of the Federal Reserve Board to begin raising short-term interest rates sooner rather than later. Anticipating higher rates, we have also strategically created a portfolio structure that we feel can benefit from a flatter yield curve. We have increased our allocation to securities maturing within 1 year while reducing our exposure in the 2 to 5 year part of the yield curve, creating a "barbelled" portfolio structure. Typically, as monetary policy is tightened short-term rates rise at a faster pace than long-term rates. We have also reduced our exposure to securities that are highly correlated to swaps such as U.S. Government agencies, as well as banks and finance in the corporate sector. As the term structure of interest rates moves higher, swap rates move higher as well. Those debt issuers who rely on swaps in their business model generally underperform those companies that do not. In light of this we have added positions in the energy and utility sectors of the corporate bond market with credits such as First Energy, Centerpoint, Chesapeake Energy, and Gulfterra Partners. We have sold corporate positions in Goldman Sachs, Morgan Stanley, Sallie Mae, Credit Suisse, and Citibank.

Expecting inflationary expectations to continue to rise, we continue to hold Treasury Inflation Protection Securities. We have also added exposure to callable securities.

* High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

MTB SHORT-TERM CORPORATE BOND FUND - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short-Term Corporate Bond Fund (Class A Shares) (the "Fund") from August 25, 2003 (start of performance) to April 30, 2004, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB-3GB) and the Lipper Short Investment Grade Debt Funds Average.2

Cumulative Total Return for the Period Ended April 30, 20043

Start of Performance (8/25/2003)	(2.16)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-3GB and Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB1-3GB and Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

MTB SHORT-TERM CORPORATE BOND FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short-Term Corporate Bond Fund (Class B Shares) (the "Fund") from August 25, 2003 (start of performance) to April 30, 2004, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB) and the Lipper Short Investment Grade Debt Funds Average.2

Cumulative Total Return for the Period Ended April 30, 20043

Start of Performance (8/25/2003)	(4.60)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-3GB and Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB1-3GB and Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB SHORT-TERM CORPORATE BOND FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short-Term Corporate Bond Fund (Institutional I Shares) (the "Fund") from April 1, 1996 (start of performance) to April 30, 2004, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB) and the Lipper Short Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	1.31%
5 Years	4.18%
Start of Performance (4/1/1996)[3]	4.62%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-3GB and Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB1-3GB and Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The Fund's Institutional I Shares start of performance date was April 1, 1996. Performance presented prior to March 30, 1998 reflects the performance of the Marketvest Short-Term Bond Fund Shares, which were offered beginning April 1, 1996. The assets of the Marketvest fund were reorganized into the predecessor ARK Fund in 1998 following the acquisition by Allfirst Financial Inc. of Dauphin Deposit Corporation.

† The MTB Short-Term Corporate Bond Fund is the successor to the ARK Short-Term Bond Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Short-Term Bond Portfolio.

MTB U.S. GOVERNMENT BOND FUND

Management's Discussion of Fund Performance

The Fund outperformed the Lipper U.S. Government Funds Average* for the fiscal year ended April 30, 2004. The outperformance of the Fund was attributed to our active management of the duration** of the portfolio to minimize the dramatic rise of interest rates that occurred last summer. From mid-June of 2003, the 10-year U.S. Treasury yield rose from 3.1% to 4.6% in September 2003. During this time we maintained a shorter duration than our peers. Another example of our active duration management occurred earlier this year in response to the weaker than expected unemployment reports which resulted in a bond market rally during the first quarter of 2004. In response to this environment we extended the duration of the portfolio by purchasing 30-year U.S. Treasury bonds. We have since reduced the portfolio's duration as economic news has improved.

On a sector basis we have remained consistent with our allocation to Treasury and Government agency securities. We have slightly reduced our allocation to pass through mortgage-backed securities (MBS) given our expectations for higher interest rates and increased volatility, which is not a good environment for this sector. At the same time we have increased our allocation to well-structured collateralized mortgage obligations (CMOs), which we feel have the potential to outperform traditional pass through MBS.

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

MTB U.S. GOVERNMENT BOND FUND - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB U.S. Government Bond Fund (Class A Shares) (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Lehman Brothers Aggregate Bond Index (LBAB), Lehman Brothers U.S. Government Bond Index (LBUSGB) and Lipper U.S. Government Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	(3.71)%
5 Years	4.79%
10 Years	5.82%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB, LBUSGB and Lipper U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LBAB, LBUSGB and Lipper U.S. Government Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

MTB U.S. GOVERNMENT BOND FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB U.S. Government Bond Fund (Class B Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Lehman Brothers Aggregate Bond Index (LBAB), Lehman Brothers U.S. Government Bond Index (LBUSGB) and Lipper U.S. Government Funds Average.2

Cumulative Total Return for the Period Ended April 30, 20043

Start of Performance (8/18/2003)	(3.48)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB, LBUSGB and Lipper U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LBAB, LBUSGB and Lipper U.S. Government Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB U.S. GOVERNMENT BOND FUND - INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB U.S. Government Bond Fund (Institutional I Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Lehman Brothers Aggregate Bond Index (LBAB), Lehman Brothers U.S. Government Bond Index (LBUSGB) and Lipper U.S. Government Funds Average.2

Cumulative Total Return for the Period Ended April 30, 2004

Start of Performance (8/18/2003)	2.44%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB, LBUSGB and Lipper U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LBAB, LBUSGB and Lipper U.S. Government Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

MTB NEW YORK MUNICIPAL BOND FUND

Management's Discussion of Fund Performance

The yield curve flattened over the past year as the yield on ten-year municipal bonds increased from 3.54% on April 30, 2003 to 3.96% on April 30, 2004 and increased from 4.61% to 4.93% for 30-year municipal bonds. The increase in yields has been most pronounced over the past month due to the economy coming out of the slow growth of 2003 and the outlook for higher inflation.

The Fund slightly underperformed during the past year. This can be attributed to two factors, the underweighting of BBB-rated bonds* and the Fund's shorter duration.** The Fund's duration was shortened in 2002 in anticipation of increasing interest rates in 2003. During 2003 rates actually decreased, causing the Fund to underperform. Holdings that positively contributed to Fund performance were positions in high coupon bonds (coupons greater than 5.5%).

* Ratings pertain to the securities in the portfolio and do not protect fund shares against market risk.

** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Income generated by this Fund may be subject to the federal alternative minimum tax.

MTB NEW YORK MUNICIPAL BOND FUND - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB New York Municipal Bond Fund (Class A Shares) (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Lehman Brothers New York Tax-Exempt Index (LBNYTE) and the Lipper New York Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	(2.76)%
5 Years	3.40%
10 Years	5.11%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBNYTE and the Lipper New York Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBNYTE and the Lipper New York Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

MTB NEW YORK MUNICIPAL BOND FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB New York Municipal Bond Fund (Class B Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Lehman Brothers New York Tax-Exempt Index (LBNYTE) and the Lipper New York Municipal Debt Funds Average.2

Cumulative Total Return for the Period Ended April 30, 20043

Start of Performance (8/18/2003)	(2.27)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBNYTE and the Lipper New York Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBNYTE and the Lipper New York Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB NEW YORK MUNICIPAL BOND FUND - INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB New York Municipal Bond Fund (Institutional I Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Lehman Brothers New York Tax-Exempt Index (LBNYTE) and the Lipper New York Municipal Debt Funds Average.2

Cumulative Total Return for the Period Ended April 30, 2004

Start of Performance (8/18/2003)	3.39%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBNYTE and the Lipper New York Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBNYTE and the Lipper New York Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

MTB PENNSYLVANIA MUNICIPAL BOND FUND

Management's Discussion of Fund Performance

Municipal bond yields reached new lows in March 2004, before spiking higher in April 2004 in response to a significantly improved labor report. New bond issuance in Pennsylvania has slowed relative to comparable time periods in the prior year.

We have cautiously anticipated rising yields for some time now. Our duration* strategy has been to position the Fund's duration shorter than the benchmark. While this strategy did not take full advantage of the decline in yields over the past year, we are comfortable with this structure in the current environment.

The Fund's performance was below the Lipper Pennsylvania Municipal Debt Funds Average** for the one-year period ended April 30, 2004, and was attributable to the Fund's more conservative duration earlier in the period when rates fell dramatically. While our overall credit quality remains high, the Fund was positively impacted by the performance of several lower-rated investment grade issues that we held over this time period.***

* Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

*** High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Income generated by this Fund may be subject to the federal alternative minimum tax.

MTB PENNSYLVANIA MUNICIPAL BOND FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Pennsylvania Municipal Bond Fund (Class A Shares) (the "Fund") from April 1, 1996 (start of performance) to April 30, 2004, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB), the Lehman Brothers 7 Year Municipal Bond Index (LB7MB) and the Lipper Pennsylvania Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	(3.40)%
5 Years	3.12%
Start of Performance (4/1/1996)[4]	3.88%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and Lipper Pennsylvania Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB10MB, LB7MB and Lipper Pennsylvania Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

4 The Fund's Class A and Class B Shares start of performance date was April 1, 1996. Performance presented prior to March 30, 1998 reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund, which was offered beginning April 1, 1996. The assets of the Marketvest fund were reorganized into the predecessor ARK Fund in 1998 following the acquisition by Allfirst Financial Inc. of Dauphin Deposit Corporation. The start of performance date was April 1, 1996. Class A Shares of the Fund were offered beginning March 23, 1998. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund's Class A Shares.

† The MTB Pennsylvania Municipal Bond Fund is the successor to the ARK Pennsylvania Tax-Free Portfolio pursuant to a reorganization which took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Pennsylvania Tax-Free Portfolio.

MTB PENNSYLVANIA MUNICIPAL BOND FUND - CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Pennsylvania Municipal Bond Fund (Class B Shares) (the "Fund") from April 1, 1996 (start of performance) to April 30, 2004, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB), the Lehman Brothers 7 Year Municipal Bond Index (LB7MB) and the Lipper Pennsylvania Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	(4.61)%
5 Years	5.02%
Start of Performance (4/1/1996)[4]	4.93%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over 7 years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and Lipper Pennsylvania Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB10MB, LB7MB and Lipper Pennsylvania Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

4 The Fund's Class A and Class B Shares start of performance date was April 1, 1996. Performance presented prior to March 30, 1998 reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund, which was offered beginning April 1, 1996. The assets of the Marketvest fund were reorganized into the predecessor ARK Fund in 1998 following the acquisition by Allfirst Financial Inc. of Dauphin Deposit Corporation. The start of performance date was April 1, 1996. Class B Shares of the Fund were offered beginning September 1, 1999. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class B Shares.

† The MTB Pennsylvania Municipal Bond Fund is the successor to the ARK Pennsylvania Tax-Free Portfolio pursuant to a reorganization which took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Pennsylvania Tax-Free Portfolio.

MTB PENNSYLVANIA MUNICIPAL BOND FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Pennsylvania Municipal Bond Fund (Institutional I Shares) (the "Fund") from April 1, 1996 (start of performance) to April 30, 2004, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB), the Lehman Brothers 7 Year Municipal Bond Index (LB7MB) and the Lipper Pennsylvania Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	1.21%
5 Years	4.22%
Start of Performance (4/1/1996)[3]	4.66%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Pennsylvania Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB10MB, LB7MB and Lipper Pennsylvania Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's Institutional I Shares start of performance date was April 1, 1996. Performance presented prior to March 30, 1998 reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund, which was offered beginning April 1, 1996. The assets of the Marketvest fund were reorganized into the Fund in 1998 following the acquisition by Allfirst Financial Inc. of Dauphin Deposit Corporation.

† The MTB Pennsylvania Municipal Bond Fund is the successor to the ARK Pennsylvania Tax-Free Portfolio pursuant to a reorganization which took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Pennsylvania Tax-Free Portfolio.

MTB MARYLAND MUNICIPAL BOND FUND

Management's Discussion of Fund Performance

For the one-year period ended April 30, 2004, tax-exempt* municipal bonds have outperformed all taxable fixed income sectors with the exception of lower-quality corporate bonds. The Fund followed suit, outperforming comparable taxable funds as the ratio of municipals to Treasuries fell to 75-80% across the yield curve as compared to 85-90%. As U.S. Treasury yields dipped to historically low levels in June 2003, so did yields on municipal bonds. As positive economic news began to filter in throughout the latter part of 2003 and early in 2004, and as the commentary from representatives of the Federal Open Market Committee and the Federal Reserve Board (Fed) Chairman grew more hawkish, interest rates have risen as market participants anticipate an increase in the Fed Funds rate. Since that drop in rates, yields on U.S. Treasuries have begun to rise in expectation of a rate hike from the Fed later this year; however, municipal yields have been slightly slower to react. Municipal bond yields have risen roughly 75-100 basis points across the yield curve. Demand for securities, especially in shorter maturities, has remained strong.

Despite the drop in interest rates during the first few months of the Fund's fiscal year, we maintained our position in a shorter duration** stance. Our expectation remained that interest rates would revert to higher levels as the economic recovery became more evident. Although this negatively impacted performance early in the fiscal year, it has helped performance in the most recent months. Performance throughout the year was positively impacted by holdings in numerous lower-rated, investment grade revenue and hospital bonds, as well as securities with current call structures. As expected in a rising rate environment, performance in the Fund was restrained by holdings with longer dated maturities and securities with below market coupon rates. We have continued to maintain duration around the 6.25 to 6.5 year range. Our focus in recent trades has centered around the structure of the issues being purchased; favoring premium securities with coupons greater than 5% and avoiding securities with lower coupons which will be quickly discounted by the market as rates rise and de minimis issues take hold. The overall credit quality of the Fund remains high and we will consider opportunities to add yield to the Fund where appropriate.

* Income generated by this Fund may be subject to the federal alternative minimum tax.

** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

MTB MARYLAND MUNICIPAL BOND FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Maryland Municipal Bond Fund (Class A Shares) (the "Fund") from November 18, 1996 (start of performance) to April 30, 2004 compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB) and the Lehman Brothers 7 Year Municipal Bond Index (LB7MB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	(2.83)%
5 Years	3.34%
Start of Performance (11/18/1996)[4]	4.18%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB10MB and LB7MB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB10MB and LB7MB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

4 The start of performance date was November 18, 1996. Class A Shares of the Fund were offered beginning January 2, 1997. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund's Class A Shares. The Fund's Institutional I Shares commenced operation on November 18, 1996. The Fund's Class A Shares annual returns would have been substantially similar to those of the Fund's Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

MTB MARYLAND MUNICIPAL BOND FUND - CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Maryland Municipal Bond Fund (Class B Shares) (the "Fund") from November 18, 1996 (start of performance) to April 30, 2004 compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB) and the Lehman Brothers 7 Year Municipal Bond Index (LB7MB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	(3.78)%
5 Years	5.85%
Start of Performance (11/18/1996)[4]	5.74%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over 7 years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB10MB and LB7MB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB10MB and LB7MB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

4 The start of performance date was November 18, 1996. Class B Shares of the Fund were offered beginning September 1, 1999. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class B Shares. The Fund's Institutional I Shares commenced operations on November 18, 1996. The Fund's Class B annual returns would have been substantially similar to those of the Fund's Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

MTB MARYLAND MUNICIPAL BOND FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Maryland Municipal Bond Fund (Institutional I Shares) (the "Fund") from November 18, 1996 (start of performance) to April 30, 2004 compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB) and the Lehman Brothers 7 Year Municipal Bond Index (LB7MB).2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	1.92%
5 Years	4.48%
Start of Performance (11/18/1996)	4.99%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB10MB and LB7MB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB10MB and LB7MB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

† The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

MTB INTERMEDIATE-TERM BOND FUND

Management's Discussion of Fund Performance

The Fund underperformed its benchmark primarily because it lacked high yield and low BBB-rated corporate securities for most of last year. Generally, for all of calendar 2003 the more credit risk a portfolio took the higher its return. In 2003 high yield had its best 1-year relative outperformance ever. Since September 2003 high yield securities* became permissible investments for the Fund. We now have approximately 5% of our portfolio in lower-rated corporate securities, which we feel are improving credits.

Lately the Fund has reduced its amount of interest rate risk, which has contributed towards performance. A much improved labor market along with increasing inflationary expectations have resulted in higher interest rates and a greater expectation of the Federal Reserve Board to begin raising short-term interest rates sooner rather than later. Anticipating higher rates we have also strategically created a portfolio structure that we feel can benefit from a flatter yield curve. We have increased our allocation to securities maturing within 2 years while reducing our exposure in the 3 to 7 year part of the yield curve, creating a "barbelled" portfolio structure. Typically, as monetary policy is tightened short-term rates rise at a faster pace than long-term rates. We have also reduced our exposure to securities that are highly correlated to swaps such as U.S. government agencies, as well as banks and finance in the corporate sector. As the term structure of interest rates moves higher, swap rates move higher as well. Those debt issuers who rely on swaps in their business model generally underperform those companies that do not. In light of this we have added positions in the energy and utility sectors of the corporate bond market with credits such as First Energy, Centerpoint, Chesapeake Energy, and Gulfterra Partners. We have sold corporate positions in Goldman Sachs, Morgan Stanley, Sallie Mae, Credit Suisse, and Citibank.

Expecting inflationary expectations to continue to rise the Fund has added to its exposure to Treasury Inflation Protection Securities. We have also added exposure to callable securities.

* High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

MTB INTERMEDIATE-TERM BOND FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Intermediate-Term Bond Fund (Class A Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Lipper Intermediate Investment Grade Debt Funds Average (LIIGDFA) and the Lehman Brothers Aggregate Bond Index (LBAB).2

Cumulative Total Return for the Period Ended April 30, 20043

Start of Performance (8/18/2003)	(2.10)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LIIGDFA and LBAB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LIIGDFA and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Intermediate-Term Bond Fund is the successor to the ARK Intermediate Fixed-Income Portfolio pursuant to a reorganization that took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Intermediate Fixed-Income Portfolio.

MTB INTERMEDIATE-TERM BOND FUND - CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Intermediate-Term Bond Fund (Class B Shares) (the "Fund") from August 18, 2003, (start of performance) to April 30, 2004, compared to the Lipper Intermediate Investment Grade Debt Funds Average (LIIGDFA) and the Lehman Brothers Aggregate Bond Index (LBAB).2

Cumulative Annual Total Return for the Period Ended April 30, 20043

Start of Performance (8/18/2003)	(3.27)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LIIGDFA and LBAB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LIIGDFA and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

† The MTB Intermediate-Term Bond Fund is the successor to the ARK Intermediate Fixed-Income Portfolio pursuant to a reorganization that took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Intermediate Fixed-Income Portfolio.

MTB INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Intermediate-Term Bond Fund (Institutional I Shares) (the "Fund") from November 18, 1996 (start of performance) to April 30, 2004, compared to the Lipper Intermediate Investment Grade Debt Funds Average (LIIGDFA) and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	1.21%
5 Years	5.63%
Start of Performance (11/18/1996)	5.76%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LIIGDFA and LBAB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LIIGDFA and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

† The MTB Intermediate-Term Bond Fund is the successor to the ARK Intermediate Fixed-Income Portfolio pursuant to a reorganization that took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Intermediate Fixed-Income Portfolio.

MTB INCOME FUND

Management's Discussion of Fund Performance

The Fund underperformed over the past year primarily because it lacked high yield and other lower-quality corporate bonds. For calendar year 2003 the high yield* sector recorded its best 1-year relative performance. Last year we saw "the tide lifts all boats" in the corporate bond market and especially the lower-quality securities. Over the past 6 months we have selectively added high yield and lower-quality securities of issuers that we believe have improving credit and earnings fundamentals.

Over the past fiscal year interest rates moved higher as economic growth and inflation expectations rose. During the past year we have reduced our exposure to mortgage-backed securities (MBS), given our expectation of higher interest rates and increased volatility. That is not a positive environment for the MBS sector. We have increased our use of high yield and currently have approximately 5% of the Fund invested in high yield issuers that we believe have improving credit fundamentals. Additionally, we have increased our allocation to lower-rated, higher-yielding investment grade corporate bonds to enhance the yield on the portfolio.

* High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

MTB INCOME FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Income Fund (Class A Shares) (the "Fund") from April 30, 1994 to April 30, 2004 compared to the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	(3.86)%
5 Years	4.44%
10 Years	5.73%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

MTB INCOME FUND - CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Income Fund (Class B Shares) (the "Fund") from April 30, 1994 to April 30, 2004 compared to the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	(4.81)%
5 Years	4.32%
10 Years[4]	5.46%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over 7 years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

4 The start of performance date was July 16, 1993. Class B Shares of the Fund were offered beginning September 14, 1998. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class B Shares. The Fund's Institutional I Shares commenced operation on July 16, 1993. The Fund's Class B Shares annual returns would have been substantially similar to those of the Fund's Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

MTB INCOME FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Income Fund (Institutional I Shares) (the "Fund") from April 30, 1994 to April 30, 2004 compared to the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	0.81%
5 Years	5.55%
10 Years	6.42%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

† The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

MTB MANAGED ALLOCATION FUND -- CONSERVATIVE GROWTH

Management's Discussion of Fund Performance

For the twelve months ended April 30, 2004 the Fund underperformed its benchmark largely due to the mid-year shift to shorter duration* bonds within its large fixed income component.

The most significant positive contributors to Fund performance were its allocations to the MTB International Stock Fund and the MTB Small Cap Stock Fund.** These assets within the Fund, though only a small portion of the allocation, produced returns that outperformed the Standard & Poor's 500 Index (S&P 500)*** by anywhere from approximately 8.00% to upwards of 23.00% for the period. In addition, the decision to maintain the Fund's equity market exposure at the 25% level positively affected performance.

Fund performance was negatively affected by management's determination to maintain a 75% exposure to fixed income and money markets during the period so as not to alter the investment characteristics of this conservative fund. Bonds in general significantly underperformed stocks over the period. The Fund's large exposure to this asset class was a drag on performance. In addition, the decision to shorten duration within the fixed income portion of the Fund created a slight drag on performance.

* Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

** International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

MTB MANAGED ALLOCATION FUND -- CONSERVATIVE GROWTH - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund -- Conservative Growth (Class A Shares) (the "Fund") from February 3, 1999 (start of performance) to April 30, 2004 compared to the S&P 500 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	1.90%
5 Years	2.01%
Start of Performance (2/3/1999)	2.21%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Managed Allocation Fund -- Conservative Growth is the successor to the Governor Lifestyle Conservative Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Conservative Fund.

MTB MANAGED ALLOCATION FUND -- CONSERVATIVE GROWTH - CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund - Conservative Growth (Class B Shares) (the "Fund") from April 30, 2002 (start of performance) to April 30, 2004 compared to the S&P 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	0.50%
Start of Performance (4/30/2002)	0.21%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 4.00% contingent deferred sales charge on any redemption less than 2 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

† The MTB Managed Allocation Fund - Conservative Growth is the successor to the Governor Lifestyle Conservative Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Conservative Fund.

MTB MANAGED ALLOCATION FUND -- MODERATE GROWTH

Management's Discussion of Fund Performance

For the twelve months ended April 30, 2004 the Fund underperformed its benchmark largely due to the mid-year shift to shorter duration* bonds within its fixed income component.

The most significant positive contributors to Fund performance were its allocations to the MTB Mid Cap Stock Fund, the MTB International Equity Fund, and the MTB Small Cap Stock Fund.** These assets within the Fund all produced returns that outperformed the Standard & Poor's 500 Index (S&P 500)*** by anywhere from approximately 3.00% to upwards of 23.00% for the period. In addition, the decision to maintain the Fund's equity market exposure at the 60% level positively affected performance.

Fund performance was negatively affected by the management's determination to maintain a 40% exposure to fixed income and money markets during the period so as not to alter the investment characteristics of this balanced fund. Bonds in general significantly underperformed stocks over the period. The exposure to this asset class was a drag on Fund performance. In addition, the decision to shorten duration within the fixed income portion of the Fund created a slight drag on performance.

* Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

** International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

MTB MANAGED ALLOCATION FUND -- MODERATE GROWTH - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund -- Moderate Growth (Class A Shares) (the "Fund") from February 4, 1999 (start of performance) to April 30, 2004 compared to the S&P 500 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	8.38%
5 Years	0.44%
Start of Performance (2/4/1999)	1.26%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Managed Allocation Fund -- Moderate Growth is the successor to the Governor Lifestyle Moderate Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Moderate Growth Fund.

MTB MANAGED ALLOCATION FUND -- MODERATE GROWTH - CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund -- Moderate Growth (Class B Shares) (the "Fund") from April 30, 2002 (start of performance) to April 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	7.61%
Start of Performance (4/30/2002)	(0.71)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 4.00% contingent deferred sales charge on any redemption less than 2 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

† The MTB Managed Allocation Fund -- Moderate Growth is the successor to the Governor Lifestyle Moderate Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Moderate Growth Fund.

MTB MANAGED ALLOCATION FUND -- AGGRESSIVE GROWTH

Management's Discussion of Fund Performance

For the twelve months ended April 30, 2004 the Fund outperformed its benchmark largely due to its hefty weighting in non-large cap domestic and international equities.

The most significant positive contributors to Fund performance were the allocations to the MTB Mid Cap Stock Fund, the MTB International Stock Fund, and the MTB Small Cap Stock Fund.* These assets within the Fund all produced returns that outperformed the Standard & Poor's 500 Index (S&P 500)** by anywhere from approximately 3.00% to upwards of 23.00% for the period. In addition, the decision to maintain the Fund's equity market exposure at the 90% level positively affected performance.

Fund performance was somewhat negatively affected by the Fund's deliberate and disciplined maintenance of a 10% exposure to fixed income and money markets during the period. Bonds in general significantly underperformed stocks over the period, but the small exposure to this asset class did not significantly affect Fund performance given the low percentage allocated. In addition, the decision to shorten duration*** within the fixed income portion of the Fund created a slight drag on performance.

* International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

*** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

MTB MANAGED ALLOCATION FUND -- AGGRESSIVE GROWTH - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund -- Aggressive Growth Fund (Class A Shares) (the "Fund") from February 18, 1999 (start of performance) to April 30, 2004 compared to the S&P 500 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	15.20%
5 Years	(1.00)%
Start of Performance (2/18/1999)	(0.07)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.00% ($10,000 investment minus $500 sales charge = $9,500). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Managed Allocation Fund -- Aggressive Growth is the successor to the Governor Lifestyle Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Growth Fund.

MTB MANAGED ALLOCATION FUND -- AGGRESSIVE GROWTH - CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund -- Aggressive Growth (Class B Shares) (the "Fund") from April 30, 2002 (start of performance) to April 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	15.41%
Start of Performance (4/30/2002)	(1.17)%

Past performance is not guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 4.00% contingent deferred sales charge on any redemption less than 2 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

† The MTB Managed Allocation Fund -- Aggressive Growth is the successor to the Governor Lifestyle Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Growth Fund.

MTB BALANCED FUND

Management's Discussion of Fund Performance

Finally, after three years of a down market, the investment winds have shifted from a negative gale to a gentle, more positive breeze. The economy gradually improved through the early part of 2003, then exploded in the third quarter as Gross Domestic Product rose over 8%. Overall the economy grew at a healthy 4% rate throughout 2003, and it appears to be growing at a similar rate in 2004. Equities responded to the improvement in the economy as the market appreciated over 18% in our fiscal year, which ended on April 30, 2004. The Fund had a superb year as it handsomely outpaced the Index. The last quarter was a bit unsteady for the markets as the fighting in Iraq intensified, and pundits began comparing the conflict to Vietnam. However, calendar first quarter earnings have been stronger than earlier forecasts and we feel this news should eventually move equities to a higher level.

The bond market had mediocre returns for the year as interest rates rose during the fiscal year as the aforementioned economic growth improved. During the past year high yield* and lower-quality corporate bonds provided the most excess return as investors sought higher-yielding securities to offset the move to higher interest rates.

The largest contributors to Fund performance in our fiscal year were Genentech (a biotechnology company), Corning, (a fiber-optic company), and Centex, (a home builder). Each of these equities appreciated over 60%, and as you can see there was little in the way of symmetry among our top performers other than absolute appreciation. The Fund's worst-performing equities were Kohl's (a department store), Solectron (a electronic components company), and Wyeth (a leading pharmaceutical company). Earnings shortfalls and litigation problems were the culprits that caused this group to fall over 10% over the past 12 months.

* High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

MTB BALANCED FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Balanced Fund (Class A Shares) (the "Fund") from April 30, 1994 to April 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	7.67%
5 Years	0.32%
10 Years	7.68%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Balanced Fund is the successor to the ARK Balanced Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Balanced Portfolio.

MTB BALANCED FUND - CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Balanced Fund (Class B Shares) (the "Fund") from April 30, 1994 to April 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	8.06%
5 Years	0.36%
10 Years[4]	7.37%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over 7 years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

4 The start of performance date was July 16, 1993. Class B Shares of the Fund were offered beginning September 14, 1998. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to Fund's Class B Shares. The Fund's Institutional I Shares commenced operations on July 16, 1993. The Fund's Class B Shares annual returns would have been substantially similar to those of the Fund's Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Balanced Fund is the successor to the ARK Balanced Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Balanced Portfolio.

MTB BALANCED FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Balanced Fund (Institutional I Shares) (the "Fund") from April 30, 1994 to April 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	14.11%
5 Years	1.59%
10 Years	8.52%

Past performance is not guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

† The MTB Balanced Fund is the successor to the ARK Balanced Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Balanced Portfolio.

MTB SOCIAL BALANCED FUND

Management's Discussion of Fund Performance

Finally, after three years of a down market, the investment winds have shifted from a negative gale to a gentle, more positive breeze. The economy gradually improved through the early part of 2003, then exploded in the third quarter as Gross Domestic Product rose over 8%. Overall the economy grew at a healthy 4% rate throughout 2003 and it appears to be growing at a similar rate in 2004. Equities responded to the improvement in the economy as the market appreciated over 18% in our fiscal year, which ended on April 30, 2004. The Fund had a superb year as it handsomely outpaced the Index, appreciating over 22% in our fiscal year. The last quarter was a bit unsteady for the markets as the fighting in Iraq intensified, and pundits began comparing the conflict to Vietnam. However, calendar first quarter earnings have been stronger than earlier forecasts and we feel this news should eventually move equities to a higher level.

The bond market had mediocre returns for the year as interest rates rose during the fiscal year as the aforementioned economic growth improved. During the past year high yield* and lower-quality corporate bonds provided the most excess return as investors sought higher-yielding securities to offset the move to higher interest rates.

The largest contributors to Fund performance in our fiscal year were Cognizant Technologies (an IT services provider) Eon Labs (a generic pharmaceutical company), and Western Wireless (a rural wireless provider). Each of these equities appreciated over 100%, and as you can see there was little in the way of symmetry among our top performers other than absolute appreciation. The Fund's worst-performing equities were Amgen (a biotechnology company), Kohl's (a department store), and Medimunne (another biotech company). Earnings shortfalls and litigation problems were the culprits that caused this group to fall over 10% over the past 12 months.

* High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

MTB Social Balanced Fund commenced operation pursuant to a Reorganization Plan between the MTB Funds and the ARK Funds, whereupon it acquired the following ARK Portfolios: ARK Social Issues Intermediate Fixed Income Portfolio, ARK Social Issues Blue Chip Equity Portfolio, ARK Social Issues Capital Growth Portfolio and ARK Social Issues Small Cap Equity Portfolio (collectively, the "Acquired Funds"). In order to comply with comments made by the staff of the SEC, MTB Social Balanced Fund had to become an "accounting survivor" of one of the Acquired Funds, despite the differences in the investment objective, strategies, policies and expenses of the Acquired Funds. Accordingly, the following financial and performance information presented for MTB Social Balanced Fund in reality reflects the historical operations of ARK Social Issues Intermediate Fixed Income Portfolio for all periods prior to the date of the Reorganization. This past performance does not necessarily predict future performance of MTB Social Balanced Fund and should be evaluated in light of the Fund's organization and the differences noted above.

MTB SOCIAL BALANCED FUND -INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $50,0001 in the MTB Social Balanced Fund (the "Fund") from May 29, 2001 (start of performance) to April 30, 2004, compared to the Standard & Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	3.50%
Start of Performance (5/29/2001)	5.04%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

† The MTB Social Balanced Fund is the successor to the ARK Social Issues Intermediate Fixed Income Portfolio pursuant to a reorganization which took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Social Issues Intermediate Fixed Income Portfolio.

MTB EQUITY INCOME FUND

Management's Discussion of Fund Performance

During its fiscal year ended April 30, 2004, the Fund slightly underperformed the 23% return of the Standard & Poor's 500 Index (S&P 500).* The most significant reasons for this were the Fund's 3-4% average cash position during the year, which diluted returns; and, the Fund's relative underweight in Technology, where there are few attractive dividend-paying stocks.

The most significant positive contributors to Fund performance were in the Financial and Consumer Staples sectors, and were driven by stock selection, particularly FleetBoston, Chubb, Allstate, and several real estate investment trusts. Other big contributors to Fund performance were Motorola and Philips Electronics. Individual stocks which detracted from performance included Newell Rubbermaid, Wyeth, and Knightsbridge Tankers. The Fund also lost ground relative to its benchmark in the Health Care sector, where the S&P 500 Index's biggest contributors were medical device and services stocks rather than the larger-cap pharmaceutical stocks that the Fund owns. The period was challenging for the Fund because the low-yielding Technology sector was one of the two biggest contributors to the market's return. But the Fund did hold a larger investment in Technology stocks than it has historically--an average of about 9% rather than about 5%--and the Fund's performance was helped modestly by that decision.

* The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

MTB EQUITY INCOME FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Income Fund (Class A Shares) (the "Fund") from November 18, 1996 (start of performance) to April 30, 2004, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Equity Income Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	13.70%
5 Years	(1.22)%
Start of Performance (11/18/1996)	4.63%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Lipper Equity Income Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 and the Lipper Equity Income Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Equity Income Fund is the successor to the ARK Equity Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Equity Income Portfolio.

MTB EQUITY INCOME FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Income Fund (Class B Shares) (the "Fund") from August 25, 2003 (start of performance) to April 30, 2004, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Equity Income Funds Average.2

Cumulative Total Return for the Period Ended April 30, 20043

Start of Performance (8/25/2003)	6.39%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Lipper Equity Income Funds Classification have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 and the Lipper Equity Income Funds Classification are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB EQUITY INCOME FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Equity Income Fund (Institutional I Shares) (the "Fund") from November 18, 1996 (start of performance) to April 30, 2004, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Equity Income Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	20.49%
5 Years	0.05%
Start of Performance (11/18/1996)	5.58%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Lipper Equity Income Funds Classification has been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 and the Lipper Equity Income Funds Classification (average) are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

† The MTB Equity Income Fund is the successor to the ARK Equity Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Equity Income Portfolio.

MTB LARGE CAP VALUE FUND

Management's Discussion of Fund Performance

For the 12 months ended April 30, 2004, the Fund lagged the Standard & Poor's 500 Barra Value Index (S&P 500/BV).* It proved a tough benchmark to beat as all sectors returned strong performance versus a weaker year ago period. Superior security selection in the important Financial sector (37% of the Index and 30% of the Fund) was the major contributor to overall performance, as Countrywide Financial, Capital One, and Bank of America (Fleet Boston) all benefited from improving credit trends, high levels of refinancing, and consolidation. Returns in the beleaguered Technology sector came back with a vengeance in the period as operating trends gradually improved, returning over 44% during the period with International Rectifier up over 75%. Altria and Macromedia were also significant outperformers. Fund performance was most negatively impacted by returns in the Consumer Discretionary sector as Newell Rubbermaid and Mattel continued to struggle with their respective turnarounds, and increased competitive pressures in the cable industry has hurt results at Cox Communications. The Fund's high cash position also detracted from performance in the period.

* The S&P 500/BV is a market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. This index is unmanaged and investments cannot be made in an index.

MTB LARGE CAP VALUE FUND - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Value Fund (Class A Shares) (the "Fund") from September 26, 1997 (start of performance) to April 30, 2004, compared to the Standard and Poor's 500/Barra Value Index (S&P 500/BV).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	17.38%
5 Years	(2.18)%
Start of Performance (9/26/1997)	1.78%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500/BV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

MTB LARGE CAP VALUE FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Value Fund (Class B Shares) (the "Fund") from December 10, 1999 (start of performance) to April 30, 2004, compared to the Standard & Poor's 500/Barra Value Index (S&P 500/BV).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	18.08%
Start of Performance (12/10/1999)	(0.73)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 2.00% contingent deferred sales charge on any redemption less than 5 years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than 1 year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500/BV is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB LARGE CAP VALUE FUND - INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Value Fund (Institutional I Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Standard and Poor's 500/Barra Value Index (S&P 500/BV).2

Cumulative Total Return For The Period Ended April 30, 2004

Start of Performance (8/18/2003)	12.71%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500/BV is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

MTB EQUITY INDEX FUND

Management's Discussion of Fund Performance

In terms of specific components of the Standard & Poor's 500 Index (S&P 500)* performance, the biggest contributors were formerly beaten-up technology companies and basic material producers. The gainers included Novell, who benefited from a switch by many large corporations to Linux-based networks and Motorola, which saw a dramatic upturn in sales to cell phone providers. Louisiana Pacific was the biggest gainer in the materials space, as the demand seen for building materials was unprecedented. The biggest losers included the airlines, which had tough going due to terrorism fears and higher oil costs, as well as company-specific problems hurting Qlogic and Winn Dixie.

In terms of performance, the Fund had a disappointing twelve months ended April 30, 2004. Several large redemptions as well as a slight cash drag in a strong upward market hurt our performance. We continue to vigilantly rebalance the Fund, attempting to closely replicate the holdings in the S&P 500 and therefore very closely track the performance of the Index.

* The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

MTB EQUITY INDEX FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Index Fund (Class A Shares) (the "Fund") from November 3, 1997 (start of performance) to April 30, 2004 compared to the S&P 500 Index (S&P 500).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	14.99%
5 Years	(3.62)%
Start of Performance (11/3/1997)	2.97%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Equity Index Fund is the successor to the ARK Equity Index Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Equity Index Portfolio.

MTB EQUITY INDEX FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Index Fund (Class B Shares) (the "Fund") from August 25, 2003 (start of performance) to April 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500).2

Cumulative Total Returns for the Period Ended April 30, 20043

Start of Performance (8/25/2003)	6.70%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB EQUITY INDEX FUND -INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Equity Index Fund (Institutional I Shares) (the "Fund") from October 1, 1997 (start of performance) to April 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500).2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	22.06%
5 Years	(2.26)%
Start of Performance (10/1/1997)	3.75%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

† The MTB Equity Index Fund is the successor to the ARK Equity Index Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Equity Index Portfolio.

MTB LARGE CAP STOCK FUND

Management's Discussion of Fund Performance

The Fund's Institutional I Class shares returned 22.35% based on net asset value (NAV); Class A shares returned 22.16% based on net asset value (NAV) or 15.51% adjusted for the Fund's 5.5% maximum sales charge; and Class B shares returned 21.16% based on NAV or 16.16% adjusted for the Fund's 5% maximum contingent deferred sales charge, for the twelve months ended April 30, 2004.* These returns compare with a 22.88% total return for the S&P 500 Index,** a commonly referenced unmanaged index of large capitalization stocks. During this same period the Lipper Large Cap Core Funds Average*** returned 20.96%.

The Fund was created on August 15, 2003 as a result of combining three distinct predecessor mutual funds. For the year ended April 30, 2004, the combined Fund slightly underperformed its benchmark primarily due to the underperformance of one of the three component funds, the ARK Value Equity Fund.

Using the combined weighted average holdings of the three component funds, Fund performance was most negatively affected by an overweight in Wyeth, CarMax, and Ball Corp. and underweight positions in Altria and Intel.

Using the combined weighted average holdings of the three component funds, Fund performance was most positively affected by an overweight in Corning, Agere, and Solectron and underweight positions in Merck and Johnson & Johnson.

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

MTB LARGE CAP STOCK FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Stock Fund (Class A Shares) (the "Fund") from April 1, 1996 (start of performance) to April 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500), the S&P 500/Barra Value Index (S&P 500/BV) and the Lipper Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	15.51%
5 Years	(2.57)%
Start of Performance (4/1/1996)[4]	6.28%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P 500/BV and Lipper Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and S&P 500/BV are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

4 The Fund's Class A and Class B Shares start of performance date was April 1, 1996. Performance presented prior to March 30, 1998 reflects the performance of the Marketvest Equity Fund Shares, which were offered beginning April 1, 1996. The assets of the Marketvest fund were reorganized into the predecessor ARK Fund in 1998 following the acquisition by Allfirst Financial Inc. of Dauphin Deposit Corporation. The start of performance date was April 1, 1998. Class A Shares of the Fund were offered beginning April 1, 1998. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund's Class A Shares.

† The MTB Large Cap Stock Fund is the successor to the ARK Value Equity Portfolio pursuant to a reorganization which took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Value Equity Portfolio.

MTB LARGE CAP STOCK FUND - CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Stock Fund (Class B Shares) (the "Fund") from April 1, 1996 (start of performance) to April 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500), the S&P 500/Barra Value Index (S&P 500/BV) and the Lipper Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	16.16%
5 Years	(2.44)%
Start of Performance (4/1/1996)[4]	5.88%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over 7 years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P 500/BV and Lipper Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, S&P 500/BV and Lipper Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

4 The Fund's Class A and Class B Shares start of performance date was April 1, 1996. Performance presented prior to March 30, 1998 reflects the performance of the Marketvest Equity Fund Shares, which were offered beginning April 1, 1996. The assets of the Marketvest fund were reorganized into the predecessor ARK Fund in 1998 following the acquisition by Allfirst Financial Inc. of Dauphin Deposit Corporation. The start of performance date was April 1, 1996. Class B Shares of the Fund were offered beginning September 14, 1998. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class B Shares.

† The MTB Large Cap Stock Fund is the successor to the ARK Value Equity Portfolio pursuant to a reorganization which took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Value Equity Portfolio.

MTB LARGE CAP STOCK FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Stock Fund (Institutional I Shares) (the "Fund") from April 1, 1996 (start of performance) to April 30, 2004 compared to the Standard & Poor's 500 Index (S&P 500), the S&P 500/Barra Value Index (S&P 500/BV) and the Lipper Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	22.35%
5 Years	(1.34)%
Start of Performance (4/1/1996)[3]	7.12%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P 500/BV and Lipper Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, S&P 500/BV and Lipper Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's Institutional I Shares start of performance date was April 1, 1996. Performance presented prior to March 30, 1998 reflects the performance of the Marketvest Equity Fund Shares, which were offered beginning April 1, 1996. The assets of the Marketvest fund were reorganized into the Fund in 1998 following the acquisition by Allfirst Financial Inc. of Dauphin Deposit Corporation.

† The MTB Large Cap Stock Fund is the successor to the ARK Value Equity Portfolio pursuant to a reorganization which took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Value Equity Portfolio.

MTB LARGE CAP GROWTH FUND

Management's Discussion of Fund Performance

For the twelve months ended April 30, 2004, the Fund underperformed its large-cap growth benchmark. During the spring and summer of 2003, accommodative monetary and fiscal policy coincided with a relatively quick end to major hostilities in Iraq, convincing investors that a double-dip economic scenario was unlikely. As the level of optimism grew in the market, investors continued to rotate out of high-quality and large-cap stocks into low-quality and small-cap issues. While technology was a clear winner (up 49.5% during calendar 2003 for the Russell 1000 Growth Index* sector) among sectors during 2003, we maintained an underweight position in technology for most of 2003 in accordance with our valuation discipline. While we would like to own more of certain high-quality technology stocks, the industry remains subject to excess capacity and a very weak pricing environment. Our overweight position in Health Care (up 18.7% for the Russell 1000 Growth sector) and Consumer Staples (up 11.0% for the Russell 1000 Growth sector) also negatively affected relative Fund performance during calendar 2003 as investors rotated out of these more consistent earning companies and into those the market environment favored for the majority of 2003: more leverage and less predictable earnings growth.

A shift in investor preference began to emerge in late 2003. This shift in investors' attitude towards risk became more pronounced on January 28, 2004 with the shift in the Federal Reserve Board's ("Fed") risk assessment of the U.S. economy. The Board of Governors dropped their commitment to holding interest rates low for "a considerable period," but stated, "With inflation quite low and resource use slack, the Committee believes it can be patient in removing its policy accommodation." This Fed statement confirmed the shift in the market's focus and helped to support the trend toward validation of higher quality companies in the market. Accordingly, the Fund outperformed its benchmark and peers in the first calendar quarter of 2004 as well as in April 2004.

While we were not overweighted in Technology stocks during our fiscal year, the two best contributors to Fund performance during this period were technology stocks: Qualcomm and Electronic Arts. We continue to own both of these. Other holdings positively contributing to performance included cyclical growth company Caterpillar; energy service provider Schlumberger; and biotechnology company Genentech. We continue to own all of these stocks as well. The Fund's performance was negatively affected by Kohl's, Newell Rubbermaid, and Colgate. We have eliminated the Newell Rubbermaid position in its entirety. In the case of Kohl's, we have reduced the position, but believe that the long-term fundamental reasons for purchasing the stock remain intact: high quality balance sheet and management combined with ample geographical expansion opportunities. Unusual weather patterns during 2003 and the resulting slower retail traffic and inventory issues have taken longer to correct than we estimated. However, we believe management is taking the correct steps to position the company for attractive growth going forward. Colgate experienced what we believe to have been a temporary setback with its teeth-whitening product, but appears more recently to be back on track to produce solid double digit earnings growth.

* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments cannot be made in an index.

MTB LARGE CAP GROWTH FUND - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Growth Fund (Class A Shares) (the "Fund") from March 19, 2000 (start of performance) to April 30, 2004, compared to the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Index (Russell 1000) and the Standard & Poor's 500/Barra Growth Index (S&P 500/BG).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	7.50%
Start of Performance (3/19/2000)	(7.71)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 and the S&P 500/BG have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, Russell 1000 and the S&P 500/BG are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

MTB LARGE CAP GROWTH FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Growth Fund (Class B Shares) (the "Fund") from April 6, 2000 (start of performance) to April 30, 2004, compared to the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Index (Russell 1000) and the Standard & Poor's 500/Barra Growth Index (S&P 500/BG).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	7.94%
Start of Performance (4/6/2000)	(8.48)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 2.00% contingent deferred sales charge on any redemption less than 5 years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemptions less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 and the S&P 500/BG have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, Russell 1000 and the S&P 500/BG are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB LARGE CAP GROWTH FUND - INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Growth Fund (Institutional I Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Index (Russell 1000) and the Standard & Poor's 500/Barra Growth Index (S&P 500/BG).2

Cumulative Total Return for the Period Ended April 30, 2004

Start of Performance (8/18/2003)	7.80%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 and the S&P 500/BG has been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, Russell 1000 and the S&P 500/BG are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

MTB MULTI CAP GROWTH FUND

Management's Discussion of Fund Performance

During the last fiscal year, the Fund outperformed the Russell 1000 Growth Index* primarily as a result of overweighting the Consumer Discretionary sector and good stock selection within the Health Care sector. Strong stock performance within the Consumer Discretionary sector included homebuilders [D.R. Horton (up 84%), Lennar (up 74%), Toll Brothers (up 70%), and Centex (up 59%)] as well as auto parts supplier Lear (up 54%) and new media company XM Satellite Radio (up more than 100%). Good stock selection within Health Care included Caremark (up 70%), Biogen Idec (up 69%), and Genentech (up 52%). Fund performance was negatively affected by Ryanair Holding (down 16%), Freddie Mac (down 5%), and Calypte Biomedical (down 59%) as well as by not owning Altria (the "old" Philip Morris--up 90%).

Given the recent stock market reaction to better than expected employment numbers (i.e., as sell-off of interest-sensitive stocks), we believe that the Financial sector may represent the most attractive growth and value area of the stock market. Consequently, we have increased our exposure to Financials such as Citigroup, Mills Corporation and Developers Diversified Reality (both retail-based real estate investment trusts) and Countrywide Credit (residential mortgage portfolio and origination).

* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments cannot be made in an index.

MTB MULTI CAP GROWTH FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Multi Cap Growth Fund (Class A Shares) (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Standard & Poor's 500 Index (S&P 500), Russell 2000 Growth Index (Russell 2000 Growth) and Lipper Multi Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	14.59%
5 Years	(3.60)%
10 Years	8.40%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 2000 Growth and Lipper Multi Cap Growth Funds Average has been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, Russell 2000 Growth and Lipper Multi Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Multi Cap Growth Fund is the successor to the ARK Capital Growth Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Capital Growth Portfolio.

MTB MULTI CAP GROWTH FUND - CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Multi Cap Growth Fund (Class B Shares) (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Standard & Poor's 500 Index (S&P 500), Russell 2000 Growth Index (Russell 2000 Growth) and Lipper Multi Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	15.40%
5 Years	(3.53)%
10 Years[4]	7.94%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over 7 years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 2000 Growth and Lipper Multi Cap Growth Funds Average has been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S & P 500 Index, Russell 2000 Growth and Lipper Multi Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

4 The start of performance date was July 16, 1993. Class B Shares of the Fund were offered beginning September 14, 1998. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class B Shares. The Fund's Institutional I Shares commenced operations on July 16, 1993. The Fund's Class B Shares annual returns would have been substantially similar to those of the Fund's Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Multi Cap Growth Fund is the successor to the ARK Capital Growth Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Capital Growth Portfolio.

MTB MULTI CAP GROWTH FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Multi Cap Growth Fund (Institutional I Shares) (the "Fund") from April 30, 1994 (start of performance) to April 30, 2004, compared to the Standard & Poor's 500 Index (S&P 500), Russell 2000 Growth Index (Russell 2000 Growth) and Lipper Multi Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	21.47%
5 Years	(2.36)%
10 Years	9.22%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 2000 Growth and Lipper Multi Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, Russell 2000 Growth and Lipper Multi Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

† The MTB Multi Cap Growth Fund is the successor to the ARK Capital Growth Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Capital Growth Portfolio.

MTB MID CAP STOCK FUND

Management's Discussion of Fund Performance

Over the year ended April 30, 2004, it is safe to say that the equity markets had a strong performance run. There was a substantial range in returns across the capitalization spectrum. The S&P Midcap 400 Index* posted a gain of 34.44%, outperforming the S&P 500 Index** return of 22.88%. The style dominance was somewhat mixed as there was a distinct shift between the beginning and end of the period. During this time, the Fund was able to participate in this positive return environment, with the Fund's Class A, B and Institutional I Shares returning 26.03%, 24.94% and 14.31%, respectively.***

The period began in the midst of a speculative market environment in which many low-quality companies with relatively poor earning outlooks outperformed based on the belief that if they survived the latest recession, they would survive going forward and therefore seemed undervalued. Staying true to our investment philosophy of buying stocks that possess the right combination of attractive valuation and improving fundamentals, we tended to avoid these speculative stocks, which hurt relative Fund performance during the period.

While small capitalization stocks† have had a strong run in the past year, up 42.01% as measured by the Russell 2000 Index,†† these names have appeared overvalued comparatively. This led the portfolio to be more heavily weighted toward the larger cap spectrum which appeared to have more attractive valuations. This position detracted from the Fund's performance.

Although the effects of sector weights were relatively minor overall, the Fund benefited by underweighting the Transportation and Utility sectors as well as overweighting Retails given the resilience of the U.S. consumer. An overweight to the Energy sector was the lone significant sector-based detractor to returns driven by continued overseas turmoil and higher fuel prices.

The Fund benefited from strong stock selection in Industrials, as this group performed well due to a rebound in U.S. manufacturing driven by an increase in air traffic and widespread increases in Technology spending. Names of note include Rockwell Automation, Precision Castparts, and American Power Conversion. Holdings within Health Care were also strong with our focus on firms with differentiated products with positive earnings potential. Both Pacificare and Davita increased earnings projections for the remainder of the year and turned in strong results.

However, these results were not enough to offset misses in Financials and Technology. With an expectation of rising interest rates, the markets feared a slowdown in the housing market. For this reason, performance for mortgage-related companies such as First Tennessee and Old Republic was soft. Within the Technology sector, stocks like Novellus and Veritas detracted from performance as high-quality companies with consistent cash flow underperformed while investors bid up more speculative technology names.

* The S&P Mid Cap 400 Index is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid range of the U.S. stock market. Investments cannot be made in an index.

** The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

*** Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 19.13%, adjusted for the fund's sales charge, and the total return for Class B Shares was 19.94%, adjusted for the fund's contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

† Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

†† The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made in an index.

MTB Mid Cap Stock Fund commenced operations on October 15, 1999, when it acquired both VISION Growth and Income Fund and VISION Capital Appreciation Fund (the "Acquired Funds") in a reorganization. In order to comply with comments made by the staff of the SEC, Mid Cap Stock Fund had to become an "Accounting Survivor" of one of the Acquired Funds, despite the differences in the investment objective, strategies, policies and expenses of the Acquired Funds, and the fact that Mid Cap Stock Fund's sub-advisor never managed, or provided any investment advice to, the Acquired Funds. Accordingly, the following financial and performance information presented for Mid Cap Stock Fund in reality reflects the historical operations of VISION Growth and Income Fund for all periods prior to October 15, 1999. This past performance does not necessarily predict future performance of Mid Cap Stock Fund and should be evaluated in light of the Fund's organization and the differences noted above.

MTB MID CAP STOCK FUND - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Stock Fund (Class A Shares) (the "Fund") from April 30, 1994 to April 30, 2004, compared to the Standard & Poor's Mid Cap 400 Index (S&P Mid Cap 400) and the Russell Mid Cap Index (RMC).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	19.13%
5 Years	4.54%
10 Years	9.37%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400 and the RMC have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P Mid Cap 400 and the RMC are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

MTB MID CAP STOCK FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Stock Fund (Class B Shares) (the "Fund") from March 16, 2000 (start of performance) to April 30, 2004, compared to the Standard & Poor's Mid Cap 400 Index (S&P Mid Cap 400) and the Russell Mid Cap Index (RMC).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	19.94%
Start of Performance (3/16/2000)	3.12%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 2.00% contingent deferred sales charge on any redemption less than 5 years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemptions less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400 and the RMC have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P Mid Cap 400 and the RMC are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB MID CAP STOCK FUND - INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Mid Cap Stock Fund (Institutional I Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Standard & Poor's Mid Cap 400 Index (S&P Mid Cap 400) and the Russell Mid Cap Index (RMC).2

Cumulative Total Return for the Period Ended April 30, 2004

Start of Performance (8/18/2003)	14.31%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400 and RMC have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P Mid Cap 400 and the RMC are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

MTB MID CAP GROWTH FUND

Management's Discussion of Fund Performance

The Fund's Institutional I Class shares returned 33.17% based on net asset value (NAV) for the fiscal year ended April 30, 2004, while Class A shares returned 32.91% based on NAV or 25.61% adjusted for the Fund's 5.5% maximum sales charge and Class B Shares returned 14.31% based on NAV or 9.31% adjusted for the Fund's 5.00% contingent deferred sales charge over the same period.* This compares with a 29.20% total return over the same period for the S&P Mid-Cap 400/Barra Growth Index,** a commonly referenced unmanaged index of mid-capitalization growth stocks. During this same period the Lipper Mid-Cap Growth Fund Average returned 25.61%.***

The results reflect successful stock selection across many industries. Health Care was a notable contributor to Fund performance, with standout performance from Biotechnology companies (Biogen Idec Pharmaceuticals Inc. and Protein Design Labs Inc.) and Service providers (Cerner Corp. and AMERIGROUP Corp.) The next largest contributions came from Financials (Greater Bay Bancorp and Countrywide Financial Corp.) and Industrials (United Rentals Inc.). Information Technology also performed well with Semi-Conductors (Skyworks Solutions Inc.) and Software (Symantec Corp. and Novell Inc.) more than compensating for the negative impact of Sandisk Corp.

Overall, the Consumer Discretionary sector had a neutral impact on performance. Unfortunately weak choices in retail (Dollar Tree Stores Inc. and CarMax Inc.) and not owning Coach Inc. absorbed the positive contribution of many good selections in this sector. The largest negative contributions to Fund performance by sector came from our significant overweight in Energy and Utilities, as well as high cash balances carried through much of the early part of the year. The Energy and Utility positions reflected the fund's legacy as a mid-cap core fund. With the adjustment in the Fund's investment objective after the August 2003 merger of the ARK Funds and VISION Funds, these positions have been steadily redeployed to fund holdings of mid-cap companies offering superior long-term growth prospects.

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

** The S&P Mid-Cap 400/Barra Growth Index is an unmanaged market capitalization-weighted index of mid cap stocks having the highest price to book ratios.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

MTB MID CAP GROWTH FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Growth Fund (Class A Shares) (the "Fund") from November 18, 1996 (start of performance) to April 30, 2004, compared to the Standard & Poor's Mid Cap 400 Index (S&P Mid Cap 400), Standard & Poor's Mid Cap 400/Barra Growth Index (S&P Mid Cap 400/BG), and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	25.61%
5 Years	4.45%
Start of Performance (11/18/1996)	9.84%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400, S&P Mid Cap 400/BG and Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P Mid Cap 400, S&P Mid Cap 400/BG and Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

MTB MID CAP GROWTH FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Growth Fund (Class B Shares) (the "Fund") from August 25, 2003 (start of performance) to April 30, 2004, compared to the Standard & Poor's Mid Cap 400 Index (S&P Mid Cap 400), Standard & Poor's Mid Cap 400/Barra Growth Index (S&P Mid Cap 400/BG), and the Lipper Mid Cap Growth Funds Average.2

Cumulative Total Return for the Period Ended April 30, 20043

Start of Performance (8/25/2003)	9.31%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400, S&P Mid Cap 400/BG and Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P Mid Cap 400, S&P Mid Cap 400/BG and Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB MID CAP GROWTH FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Mid Cap Growth Fund (Institutional I Shares) (the "Fund") from November 18, 1996 (start of performance) to April 30, 2004, compared to the Standard & Poor's Mid Cap 400 Index (S&P Mid Cap 400), Standard & Poor's Mid Cap 400/Barra Growth Index (S&P Mid Cap 400/BG), and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	33.17%
5 Years	5.97%
Start of Performance (11/18/1996)	11.01%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400, S&P Mid Cap 400/BG and Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P Mid Cap 400, S&P Mid Cap 400/BG and Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

† The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

MTB SMALL CAP STOCK FUND

Management's Discussion of Fund Performance

LSV Asset Management

LSV Asset Management (LSV) serves as sub-advisor for the value portion of the Fund. Their management discussion and analysis follows:

LSV's portion of the Fund's assets performed well on an absolute and relative basis during the year ended April 30, 2004. LSV does not attempt to time the market and stayed fully invested throughout the year in small-cap equities.* The value portion of the Fund is well diversified within the asset class of small-cap value, holding more than 110 stocks, with controlled industry and sector exposures. We kept up in the rapidly rising market with most of our value added coming from individual stock selection. Early in the fiscal year, lower-quality stocks led the market, as stocks with negative earnings or no earnings performed very well. We typically have little, if any, exposure to stocks with no earnings. Later in the year, our deep value bias helped results as value was generally in favor from September through March.

Our strong stock selection was not limited to one or two sectors, as winners came from a variety of areas. In the Health Care sector, Valeant Pharmaceuticals (formerly ICN Pharmaceuticals) was up nearly 200% while US Oncology and Pacificare Health Systems doubled in the period. Several holdings of homebuilders and other consumer stocks (e.g. 7-Eleven, Landry's Steakhouse) also posted strong results. In addition, several financial names also made strong contributions to our outperformance.

Mazama Capital Management, Inc.

Mazama Capital Management, Inc. serves as sub-advisor for the growth portion of the Fund. Their management discussion and analysis follows:

The Fund's growth portion substantially outperformed its benchmark Russell 2000 Growth Index** for the 12-month period ended April 30, 2004. The Financial Services sector was the biggest contributor to the growth portion's performance over the period, adding over 690 basis points to our excess returns. Technology was a close second, contributing over 680 basis points to our excess returns. Detracting from performance for the period were the Consumer Discretionary and Producer Durables sectors. The Consumer Discretionary stocks detracted 219 basis points from performance and our Producer Durables stocks detracted an additional 39 basis points.

As always, security selection remains the dominant driver behind our excess returns, despite greater diversification in the portfolio. For the twelve months ended April 30, 2004, performance of the growth portion of the Fund was directly attributable to security selection.

* Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and investments cannot be made in an index.

MTB SMALL CAP STOCK FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Stock Fund (Class A Shares) (the "Fund") from July 1, 1994 (start of performance) to April 30, 2004, compared to the Russell 2000 Index ("Russell 2000").2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	39.14%
5 Years	9.68%
Start of Performance (7/1/1994)	11.87%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective January 8, 2001, the maximum sales charge increased to 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Small Cap Stock Fund is the successor to the Governor Aggressive Growth Fund pursuant to the reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Aggressive Growth Fund. The quoted performance of MTB Small Cap Stock Fund includes performance of certain predecessor collective trust fund ("commingled") accounts for periods dating back to 7/1/94 and prior to the Small Cap Stock Fund's commencement of operations on 2/3/97, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the SEC and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

MTB SMALL CAP STOCK FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Stock Fund (Class B Shares) (the "Fund") from January 10, 2001 (start of performance) to April 30, 2004, compared to the Russell 2000 Index ("Russell 2000").2

Average Annual Total Returns for the Periods Ended April 30, 20043

1 Year	40.99%
Start of Performance (1/10/01)	9.03%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 3.00% contingent deferred sales charge on any redemption less than 4 years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemptions less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB SMALL CAP STOCK FUND - INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Small Cap Stock Fund (Institutional I Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Russell 2000 Index ("Russell 2000").2

Cumulative Total Return for the Periods Ended April 30, 2004

Start of Performance (8/18/03)	20.36%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

MTB SMALL CAP GROWTH FUND

Management's Discussion of Fund Performance

Small cap stocks* woke up during the year ended April 30, 2004 with Financials, Information Technology and Telecommunication Services leading the charge. To the surprise of many during the fourth quarter, low quality stocks that were left for dead suddenly became performance positive darlings. Our higher weighting in the Information Technology sector was assisted by the selection of stocks like SanDisk Corp., Cognizant Technology Solutions, Given Imaging Ltd and Akamai Technologies Inc. Health Care, a normal staple, actually became a detractor with stocks like Possis Medical Inc. and Calypte Biomedical Corp.

* Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

MTB SMALL CAP GROWTH FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Growth Fund (Class A Shares) (the "Fund") from July 13, 1995 (start of performance) to April 30, 2004, compared to the Russell 2000 Index ("Russell 2000"), Russell 2000 Growth Index ("Russell 2000 Growth") and Lipper Small Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	38.14%
5 Years	14.67%
Start of Performance (7/13/1995)[4]	15.74%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000, Russell 2000 Growth and Lipper Small Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The Russell 2000 Index, Russell 2000 Growth Index and Lipper Small Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

4 The start of performance date was July 13, 1995. Class A Shares of the Fund were offered beginning May 16, 1996. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund's Class A Shares. The Fund's Institutional I Shares commenced operations on July 13, 1995. The Fund's Class A Shares annual returns would have been substantially similar to those of the Fund's Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Small Cap Equity Portfolio.

MTB SMALL CAP GROWTH FUND - CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Growth Fund (Class B Shares) (the "Fund") from July 13, 1995 (start of performance) to April 30, 2004, compared to the Russell 2000 Index ("Russell 2000"), Russell 2000 Growth Index ("Russell 2000 Growth") and Lipper Small Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	40.12%
5 Years	14.92%
Start of Performance (7/13/1995)[4]	15.56%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over 7 years from purchase date. The maximum contingent deferred sales charge is 5.00% on any redemptions less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000, Russell 2000 Growth and Lipper Small Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The Russell 2000, Russell 2000 Growth and Lipper Small Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

4 The start of performance date was July 13, 1995. Performance results shown are for the Fund's Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class B Shares. The Fund's Institutional I Shares commenced operations on July 13, 1995. The Fund's Class B Share annual returns would have been substantially similar to those of the Fund's Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Small Cap Equity Portfolio.

MTB SMALL CAP GROWTH FUND - CLASS C SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Growth Fund (Class C Shares) (the "Fund") from July 13, 1995 (start of performance) to April 30, 2004, compared to the Russell 2000 Index ("Russell 2000"), Russell 2000 Growth Index ("Russell 2000 Growth") and Lipper Small Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	44.22%
5 Years	14.86%
Start of Performance (7/13/1995)	15.30%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over one year from purchase date. The maximum contingent deferred sales charge is 1.00% on any redemptions less than 1 year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000, Russell 2000 Growth and Lipper Small Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The Russell 2000, Russell 2000 Growth and Lipper Small Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Small Cap Equity Portfolio.

MTB SMALL CAP GROWTH FUND - INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Small Cap Growth Fund (Institutional I Shares) (the "Fund") from July 13, 1995 (start of performance) to April 30, 2004, compared to the Russell 2000 Index ("Russell 2000"), Russell 2000 Growth Index ("Russell 2000 Growth") and Lipper Small Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2004

1 Year	46.41%
5 Years	16.10%
Start of Performance (7/13/1995)	16.71%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000, Russell 2000 Growth and Lipper Small Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The Russell 2000 Index, Russell 2000 Growth Index and Lipper Small Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

† The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Small Cap Equity Portfolio.

MTB INTERNATIONAL EQUITY FUND

Management's Discussion of Fund Performance

While the Fund generated solid absolute returns for the 12 months ended April 30, 2004, it lagged its benchmark. This was largely the result of the strong performance of more speculative stocks during the first nine months of the period.

Historically, low-cost, low-quality stocks tend to outperform during the early stages of an economic recovery. Investors are drawn to their depressed prices and their potential to produce immediate profits in a recovery period. Our analysis determined, however, that many of these higher-risk securities, such as those in the technology hardware and semiconductors areas, did not appear to have long-term investment merit and were deemed inappropriate for the Fund. Instead, our investment process guided us toward fundamentally sound companies in a variety of industries.

While this detracted from relative Fund performance for much of the reporting period, the end of the fiscal year saw investors shift their emphasis from more speculative to higher-quality companies. While interest rates were still low and easy credit was available, investors appeared to focus more on valuations, earnings and cash flow. This higher-quality bias served to enhance results toward the end of the period.

From a sector perspective, we held an overweight position in Health Care throughout much of the period. In particular, we identified opportunities in select pharmaceutical companies that we believed offered attractive valuations and the potential to deliver long-term sustainable growth. In contrast, based on our research, we opted to avoid most securities in the Insurance and Diversified Financial Services sectors. Within Consumer Staples, we found opportunities in European food, beverage and tobacco stocks.* These stocks initially lagged the market due to their defensive nature. However, given their steady cash flows they benefited when more speculative securities lost some of their luster as the period progressed.

Alternately, we underweighted some sectors whose valuations reflected the fact that they had a run of strong performance, including Technology Hardware. For example, Technology Hardware stocks benefited from the low quality trend in the market in 2003. As a result, our underweight to the sector ultimately proved to be a primary factor behind the Fund's relative underperformance over the period as a whole. Despite this area's retreat late in the period, we still find few stocks even neutrally valued. Furthermore, forecasts for Information Technology-related capital expenditures have continued to decline and valuations are not compelling.

Geographically, the Fund's weightings reflected our sector and regional views. Overweights to continental Europe and the UK were a result of both stock-specific views and the attractive valuations of those markets. We underweighted Germany, because many of the companies in this space are significantly leveraged (both financially and economically), and because we felt its deep cyclical structure was not attractively valued. While the outperformance of Germany in 2003 detracted from results, this positioning helped relative returns when, more recently, Germany's market began to lag due, in part, to its anemic economy. An underweight to Japan also hurt relative results, as its stock market surged on hopes of a sustained economic recovery. However, we increased the Fund's exposure over the period when we found some buying opportunities in the export sector.

* International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

MTB INTERNATIONAL EQUITY FUND - CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB International Equity Fund (Class A Shares) (the "Fund") from February 9, 1999 (start of performance) to April 30, 2004, compared to the Morgan Stanley Capital International -- Europe, Australasia and Far East Index (MCSI-EAFE).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	23.69%
5 Years	(0.36)%
Start of Performance (2/9/1999)	1.00%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). Effective January 8, 2001, the maximum sales charge increased to 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MCSI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

† The MTB International Equity Fund is the successor to the Governor International Equity Fund pursuant to the reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor International Equity Fund.

MTB INTERNATIONAL EQUITY FUND - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB International Equity Fund (Class B Shares) (the "Fund") from January 10, 2001 (start of performance) to April 30, 2004, compared to the Morgan Stanley Capital International -- Europe, Australasia and Far East Index (MCSI-EAFE).2

Average Annual Total Returns for the Period Ended April 30, 20043

1 Year	24.80%
Start of Performance (1/10/2001)	(1.93)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 3.00% contingent deferred sales charge on any redemption less than 4 years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemptions less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MCSI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

MTB INTERNATIONAL EQUITY FUND - INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB International Equity Fund (Institutional I Shares) (the "Fund") from August 18, 2003 (start of performance) to April 30, 2004, compared to the Morgan Stanley Capital International -- Europe, Australasia and Far East Index (MCSI-EAFE).2

Cumulative Total Return for the Period Ended April 30, 2004

Start of Performance (8/18/2003)	18.42%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MCSI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

MTB Intermediate-Term Bond Fund

	Principal
Description	Amount	Value

ASSET-BACKED SECURITIES – 2.9%
Ford Credit Auto Owner Trust 2002-B,
Class A4, 4.750%, 8/15/2006	$1,000,000	$1,032,340

GMAC Mortgage Corp. Loan Trust 2002-HE2,
Class A4, 6.000%, 6/25/2027	815,161	826,222

Household Automotive Trust 2002-2, Class
A3, 2.850%, 3/19/2007	912,034	918,755

Residential Asset Securities Corp. 2002-KS6,
Class AI3, 3.580%, 12/25/2026	1,250,000	1,258,575

Residential Asset Securities Corp. 2002-KS8,
Class A3, 3.690%, 3/25/2027	1,500,000	1,517,925

The Money Store Home Equity Trust 1997-D,
Class AF5, 6.555%, 12/15/2038	166,252	166,296

Whole Auto Loan Trust 2002-1, Class A3,
2.600%, 8/15/2006	1,000,000	1,007,536

William Street Funding Corp., Class A,
1.468%, 4/23/2006	1,000,000	1,001,961

TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $7,663,762)		$7,729,610

COLLATERALIZED MORTGAGE
OBLIGATIONS – 4.5%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 3.1%
(Series 2672), Class GM, 4.00%, 3/15/2017	1,000,000	1,021,740

(Series T045), Class A3, 4.105%, 10/27/2031	1,000,000	1,013,368

(Series 2643), Class LA, 4.500%, 1/15/2011	3,300,000	3,387,681

(Series 2672), Class NU, 5.00%, 8/15/2008	2,000,000	2,050,300

(Series 1614), Class J, 6.250%, 11/15/2022	720,030	735,885

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$8,208,974

	Principal
Description	Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 1.4%
(Series 1993-135), Class PG, 6.250%,
7/25/2008	$763,026	$796,736

(Series 1993-160), Class AJ, 6.500%,
4/25/2023	2,705,000	2,858,184

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION		$3,654,920

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (IDENTIFIED COST $11,627,254)		$11,863,894

COMMERCIAL PAPER – 1.5%
Progress Energy, Inc. CP, 1.100%, 5/5/2004
(AT AMORTIZED COST)	4,000,000	$3,999,511

CORPORATE BONDS – 50.2%

AUTO COMPONENTS – 1.0%
Dana Corp., Sr. Note, 6.500%, 3/1/2009	1,275,000	1,351,500

Lear Corp., Company Guarantee, 8.110%,
5/15/2009	1,250,000	1,439,063

TOTAL AUTO COMPONENTS		$2,790,563

AUTOMOBILES – 1.9%
DaimlerChrysler North America Holding
Corp., 6.500%, 11/15/2013	1,500,000	1,545,735

DaimlerChrysler North America Holding
Corp., Company Guarantee, 6.900%,
9/1/2004	2,450,000	2,492,091

General Motors Corp., Note, 8.375%,
7/15/2033	1,000,000	1,083,480

TOTAL AUTOMOBILES		$5,121,306

	Principal
Description	Amount	Value

BANKS – 1.7%
BankBoston Capital Trust III, Company
Guarantee, 1.860%, 6/15/2027	$1,000,000	$992,430

PNC Funding Corp., Sub. Note, 6.125%,
2/15/2009	1,330,000	1,431,306

Suntrust Capital III, Company Guarantee,
1.760%, 3/15/2028	1,000,000	981,210

U.S. Bank NA, Sub. Note, 6.300%, 7/15/2008	1,000,000	1,094,430

TOTAL BANKS		$4,499,376

BANKS – FOREIGN – 0.8%
Merita Ltd., Sub. Note, 6.500%, 1/15/2006	2,060,000	$2,197,155

BANKS – REGIONAL – 1.4%
Fleet National Bank, (Series BKNT), 5.750%,
1/15/2009	1,320,000	1,412,030

National City Bank, Indiana, Note, 2.375%,
8/15/2006	1,055,000	1,050,242

Wachovia Bank NA, 7.875%, 2/15/2010	1,000,000	1,174,180

TOTAL BANKS – REGIONAL		$3,636,452

BEVERAGES – 0.4%
Coca-Cola Enterprises, Inc., Deb., 6.750%,
9/15/2028	1,000,000	$1,086,390

CAPITAL MARKETS – 1.7%
Bear Stearns Cos., Inc., Sr. Note, 7.250%,
10/15/2006	835,000	917,974

Goldman Sachs Group, Inc., Sub. Note,
6.345%, 2/15/2034	1,300,000	1,249,638

Lehman Brothers Holdings, Inc., 6.250%,
5/15/2006	670,000	716,934

Morgan Stanley, Bond, 5.800%, 4/1/2007	500,000	533,975

Morgan Stanley Tracer, Note, 4.250%,
5/15/2010	1,000,000	981,720

TOTAL CAPITAL MARKETS		$4,400,241

COMMERCIAL BANKS – 4.4%
Bank One Corp., Note, 7.600%, 5/1/2007	1,400,000	1,560,958

Bank of America Corp., Sub. Note, 6.625%,
10/15/2007	500,000	549,670

Bank of America Corp., Unsecd. Note,
7.800%, 2/15/2010	965,000	1,122,247

National City Corp., Sub. Note, 6.875%,
5/15/2019	1,000,000	1,122,280

SunTrust Banks, Inc., Sub. Note, 7.375%,
7/1/2006	1,000,000	1,094,640

Wachovia Corp., Note, 6.625%, 6/15/2004	970,000	976,460

Wachovia Corp., Sub. Note, 7.500%,
7/15/2006	3,000,000	3,287,820

Wells Fargo & Co., Sub. Note, 7.125%,
8/15/2006	1,920,000	2,088,538

TOTAL COMMERCIAL BANKS		$11,802,613

COMMERCIAL SERVICES &
SUPPLIES – 0.3%
Pitney Bowes, Inc., Note, 4.750%, 5/15/2018	1,000,000	$935,770

	Principal
Description	Amount	Value

CONSUMER FINANCE – 7.0%
American General Finance Corp., Note,
5.875%, 7/14/2006	$2,000,000	$2,125,300

American General Finance Corp., Note,
(Series G), 5.375%, 10/1/2012	1,160,000	1,183,838

Countrywide Home Loans, (Series MTNK),
1.670%, 5/20/2005	2,000,000	2,004,320

Countrywide Home Loans, Inc., Note,
(Series K), 3.500%, 12/19/2005	1,000,000	1,015,650

Ford Motor Credit Co., Bond, 6.700%,
7/16/2004	1,000,000	1,010,850

Ford Motor Credit Co., Note, 6.500%,
1/25/2007	2,000,000	2,119,120

Household Finance Corp., Note, 6.375%,
10/15/2011	1,000,000	1,086,510

Household Finance Corp., Note, 6.500%,
1/24/2006	1,295,000	1,380,418

Household Finance Corp., 8.250%, 2/15/2005	1,000,000	1,049,500

John Deere Capital Corp., 4.500%, 8/22/2007	1,000,000	1,029,460

John Deere Capital Corp., Bond, 5.100%,
1/15/2013	2,000,000	2,012,220

MBNA Corp., Note, 4.625%, 9/15/2008	1,400,000	1,423,786

MBNA Corp., Sr. Note, (Series F), 2.170%,
8/16/2004	1,000,000	1,001,230

TOTAL CONSUMER FINANCE		$18,442,202

DIVERSIFIED FINANCIAL
SERVICES – 3.5%
CIT Group, Inc., (Series MTN), 1.330%,
6/19/2006	1,000,000	1,000,530

Citigroup, Inc., 5.750%, 5/10/2006	2,000,000	2,122,660

Commercial Credit Co., Unsecd. Note,
7.750%, 3/1/2005	1,285,000	1,347,772

National Rural Utilities Cooperative Finance
Corp., Collateral Trust, 6.000%, 5/15/2006	1,000,000	1,063,020

National Rural Utilities Cooperative Finance
Corp., Collateral Trust, 7.300%, 9/15/2006	1,000,000	1,091,690

National Rural Utilities Cooperative Finance
Corp., Note, (Series MTNC), 6.500%,
3/1/2007	1,000,000	1,081,530

Student Loan Marketing Association, Note,
(Series MTNA), 5.000%, 4/15/2015	1,500,000	1,457,385

TOTAL DIVERSIFIED FINANCIAL SERVICES		$9,164,587

DIVERSIFIED
MANUFACTURING – 0.5%
Tyco International Group SA, Unsecd. Note,
(Series 144A), 6.000%, 11/15/2013	1,250,000	$1,272,188

DIVERSIFIED TELECOMMUNICATION
SERVICES – 2.1%
Alltel Corp., Sr. Note, 7.500%, 3/1/2006	2,650,000	2,876,310

TCI Communications, Inc., Sr. Note, 8.650%,
9/15/2004	1,500,000	1,536,450

Verizon New York, Inc., Deb., (Series A),
6.875%, 4/1/2012	1,000,000	1,096,480

TOTAL DIVERSIFIED
TELECOMMUNICATION SERVICES		$5,509,240

	Principal
Description	Amount	Value

ELECTRIC UTILITIES – 3.2%
CenterPoint Energy, Inc., Sr. Note, (Series B),
6.850%, 6/1/2015	$1,250,000	$1,274,050

Cinergy Corp., Deb., 6.250%, 9/1/2004	1,000,000	1,014,490

Columbus Southern Power, Note,
6.510%, 2/1/2008	1,250,000	1,365,812

Duke Capital Corp., Sr. Note,
6.250%, 2/15/2013	1,000,000	1,036,540

FirstEnergy Corp., 7.375%, 11/15/2031	1,250,000	1,317,137

Niagara Mohawk Power Corp., 1st Mtg. Bond,
7.750%, 5/15/2006	1,000,000	1,098,620

PP&L Capital Funding, Inc., Sr. Note,
(Series MTN), 7.750%, 4/15/2005	1,000,000	1,053,710

Xcel Energy, Inc., Sr. Note, 3.400%, 7/1/2008	400,000	386,700

TOTAL ELECTRIC UTILTIES		$8,547,059

ENERGY EQUIPMENT &
SERVICES – 0.8%
Anderson Exploration Ltd.,
6.750%, 3/15/2011	1,000,000	1,087,950

National-Oilwell, Inc., Note, 5.650%, 11/15/2012	1,000,000	1,006,560

TOTAL ENERGY EQUIPMENT & SERVICES		$2,094,510

ENERGY REFINER – 0.5%
Premcor Refining Group, Sr. Sub. Note,
7.750%, 2/1/2012	1,275,000	$1,345,125

FOOD & STAPLES
RETAILING – 0.9%
Wal-Mart Stores, Inc., 5.450%, 8/1/2006	1,460,000	1,543,541

Wal-Mart Stores, Inc., Note,
4.550%, 5/1/2013	750,000	727,838

TOTAL FOOD & STAPLES RETAILING		$2,271,379

FOOD PRODUCTS – 1.2%
ConAgra, Inc., Sr. Note, 9.875%, 11/15/2005	1,000,000	1,109,880

Kraft Foods, Inc., Note, 6.250%, 6/1/2012	2,000,000	2,144,960

TOTAL FOOD PRODUCTS		$3,254,840

GAS UTILITIES – 2.1%
Consolidated Natural Gas Co., Deb.,
7.375%, 4/1/2005	1,000,000	1,047,580

Consolidated Natural Gas Co., Sr. Note,
6.850%, 4/15/2011	1,500,000	1,667,655

Consolidated Natural Gas Co., Sr. Note,
(Series B), 5.375%, 11/1/2006	730,000	767,361

K N Energy, Inc., Sr. Note, 6.650%, 3/1/2005	2,000,000	2,076,960

TOTAL GAS UTILITIES		$5,559,556

HOTELS, RESTAURANTS &
LEISURE – 0.6%
Yum! Brands, Inc., Sr. Note,
7.700%, 7/1/2012	1,300,000	$1,504,828

HOUSEHOLD DURABLES – 0.2%
Pulte Corp., Company Guarantee,
7.300%, 10/24/2005	500,000	$531,935

IT SERVICES – 0.4%
Iron Mountain, Inc., Company Guarantee,
6.625%, 1/1/2016	1,250,000	$1,181,250

	Principal
Description	Amount	Value

INDUSTRIAL
CONGLOMERATES – 0.4%
General Electric Co., Note, 5.000%, 2/1/2013	$1,000,000	$996,410

INSURANCE – 1.3%
Allstate Corp., Deb., 7.500%, 6/15/2013	2,000,000	2,348,460

Hartford Life, Inc., Sr. Note,
6.900%, 6/15/2004	1,000,000	1,006,910

TOTAL INSURANCE		$3,355,370

MACHINERY – 0.4%
Ingersoll-Rand Co., Note, 6.510%, 12/1/2004	1,000,000	$1,025,570

MEDIA – 1.1%
Clear Channel Communications, Inc.,
6.000%, 11/1/2006	480,000	510,331

Time Warner, Inc., Sr. Note,
9.125%, 1/15/2013	2,000,000	2,461,620

TOTAL MEDIA		$2,971,951

MULTI-UTILITIES &
UNREGULATED POWER – 0.4%
Constellation Energy Group, Sr. Note,
6.125%, 9/1/2009	1,000,000	$1,079,050

OIL & GAS – 4.0%
Anadarko Petroleum Corp., Note,
6.500%, 5/15/2005	620,000	647,224

BP PLC, Deb., 10.875%, 7/15/2005	962,000	1,061,692

Chesapeake Energy Corp., Sr. Note,
6.875%, 1/15/2016	1,200,000	1,240,500

ChevronTexaco Corp., Note,
3.500%, 9/17/2007	990,000	996,613

Devon Financing Corp., 6.875%, 9/30/2011	2,000,000	2,219,000

GulfTerra Energy Partners LP, Company
Guarantee, (Series B), 8.500%, 6/1/2010	1,080,000	1,220,400

Kaneb Pipeline Partners LP, Sr. Note, 5.875%,
6/1/2013	1,250,000	1,259,675

Oryx Energy Co., Sr. Note, 8.125%,
10/15/2005	580,000	626,934

XTO Energy, Inc., Note, 4.900%, 2/1/2014	1,350,000	1,299,875

TOTAL OIL & GAS		$10,571,913

REAL ESTATE – 0.5%
iStar Financial, Inc., Sr. Note, (Series 144A),
4.875%, 1/15/2009	1,300,000	$1,280,500

ROAD & RAIL – 0.4%
Union Pacific Corp., Note,
5.750%, 10/15/2007	1,000,000	$1,065,790

SPECIALTY RETAIL – 0.6%
Gap (The), Inc., Note, 6.900%, 9/15/2007	1,500,000	$1,642,500

TELECOMMUNICATIONS – 1.7%
New York Telephone Co., Deb.,
6.500%, 3/1/2005	1,500,000	1,556,220

TELUS Corp., Note, 8.000%, 6/1/2011	1,300,000	1,508,026

	Principal
Description	Amount	Value

Verizon Global Funding, Note, 4.375%,
6/1/2013	$500,000	$465,245

[4]Verizon Wireless, Inc., 1.190%, 5/23/2005	1,000,000	999,457

TOTAL TELECOMMUNICATIONS		$4,528,948

THRIFTS & MORTGAGE
FINANCE – 1.0%
Washington Mutual Bank FA,
7.500%, 8/15/2006	1,000,000	1,102,470

Washington Mutual Finance Corp., Sr. Note,
8.250%, 6/15/2005	1,500,000	1,600,035

TOTAL THRIFTS & MORTGAGE FINANCE		$2,702,505

UTILITIES – 0.4%
Pacific Gas & Electric Co., 6.050%, 3/1/2034	1,000,000	$946,710

WIRELESS TELECOMMUNICATION
SERVICES – 1.5%
NEXTEL Communications, Inc., Sr. Note,
6.875%, 10/31/2013	1,275,000	1,303,688

Nextel Partners, Inc., Sr. Note, 8.125%,
7/1/2011	1,275,000	1,345,125

[4]Rogers Wireless, Inc., Sr. Secd. Note,
6.375%, 3/1/2014	1,250,000	1,209,375

TOTAL WIRELESS
TELECOMMUNICATION SERVICES		$3,858,188

TOTAL CORPORATE BONDS
(IDENTIFIED COST $133,580,995)		$133,173,970

GOVERNMENT AGENCIES – 14.4%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 3.6%
Discount Bond, 4.000%, 10/29/2007	2,000,000	2,021,180

Note, 3.250%, 3/14/2008	1,500,000	1,476,720

Note, 4.750%, 10/11/2012	2,500,000	2,451,075

Note, 5.375%, 8/16/2006	2,000,000	2,023,140

Note, (Series MTN), 2.850%, 6/3/2008	1,500,000	1,450,065

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION		$9,422,180

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 8.5%
5.350%, 3/18/2009	2,000,000	2,054,520

MTN, (Series B), 6.875%, 9/10/2012	6,000,000	6,543,420

Note, 1.620%, 12/8/2004	5,000,000	5,002,450

Note, 4.900%, 6/13/2007	2,000,000	2,059,540

Note, 6.000%, 5/15/2008	1,190,000	1,295,529

Sub. Note, 5.500%, 5/2/2006	1,500,000	1,583,490

Unsecd. Note, 2.375%, 2/15/2007	3,000,000	2,950,080

Unsecd. Note, 4.750%, 6/18/2007	1,000,000	1,004,550

TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		$22,493,579

PRIVATE EXPORT FUNDING
CORPORATION – 0.5%
Note, (Series UU), 7.950%, 11/1/2006	1,495,000	$1,541,061

STUDENT LOAN MARKETING
ASSOCIATION – 1.0%
Note, 5.250%, 3/15/2006	1,500,000	1,576,530

	Principal
Description	Amount	Value

Note, (Series MTN), 4.000%, 1/15/2009	$1,100,000	$1,092,454

TOTAL STUDENT LOAN MARKETING
ASSOCIATION		$2,668,984

TENNESSEE VALLEY
AUTHORITY– 0.8%
Note, 2.150%, 2/17/2006	2,050,000	$2,037,003

TOTAL GOVERNMENT AGENCIES (IDENTIFIED
COST $38,471,124)		$38,162,807

MORTGAGE BACKED
SECURITIES – 12.6%

FEDERAL HOME LOAN
MORTGAGE
CORPORATION – 4.9%
4.000%, 9/15/2010	1,822,213	1,830,814

Pool 2764-PH 4.000%, 9/15/2019	2,968,176	3,007,860

Pool G11311, 5.000%, 10/1/2017	1,949,493	1,965,323

Pool E92817, 5.000%, 12/1/2017	1,920,534	1,936,128

Pool E76204, 5.500%, 4/1/2014	10,245	10,584

Pool E83022, 6.000%, 4/1/2016	464,455	485,936

Pool A18401, 6.000%, 2/1/2034	478,246	489,155

Pool G10399, 6.500%, 7/1/2009	606,091	638,668

Pool C90504, 6.500%, 12/1/2021	802,625	840,749

Pool C90293, 7.500%, 9/1/2019	1,552,998	1,678,697

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$12,883,914

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 6.1%
5.000%, 6/1/2018	9,300,000	9,337,758

Pool 254227, 5.000%, 2/1/2009	911,281	926,663

Pool 254400, 5.500%, 7/1/2009	1,085,742	1,106,783

Pool 619054, 5.500%, 2/1/2017	1,476,488	1,516,176

Pool 303831, 6.000%, 4/1/2011	425,196	446,719

Pool 196701, 6.500%, 5/1/2008	135,208	142,603

Pool 50905, 6.500%, 10/1/2008	353,440	373,872

Pool 424286, 6.500%, 6/1/2013	170,347	180,941

Pool 561915, 6.500%, 11/1/2030	100,209	104,342

Pool 313224, 7.000%, 12/1/2011	424,442	455,477

Pool 254240, 7.000%, 3/1/2032	1,237,185	1,307,940

Pool 526062, 7.500%, 12/1/2029	269,867	288,590

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION		$16,187,864

GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION – 1.6%
Pool 780825, 6.500%, 7/15/2028	1,290,671	1,355,205

Pool 2701, 6.500%, 1/20/2029	1,244,670	1,301,851

Pool 2616, 7.000%, 7/20/2028	771,075	818,065

Pool 426727, 7.000%, 2/15/2029	127,319	135,476

Pool 781231, 7.000%, 12/15/2030	637,867	679,928

TOTAL GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION		$4,290,525

TOTAL MORTGAGE BACKED SECURITIES
(IDENTIFIED COST $31,200,318)		$33,362,303

	Principal
Description	Amount	Value

2NOTES – VARIABLE – 1.3%
CIT Group, Inc., 1.200%, 6/1/2004	$1,500,000	$1,500,960

Liberty Media Corp., 2.610%, 6/15/2004	2,000,000	2,032,780

TOTAL NOTES – VARIABLE
(IDENTIFIED COST $3,533,160)		$3,533,740

U.S. TREASURY – 13.3%

U.S. TREASURY BONDS – 1.4%
5.375%, 2/15/2031	2,330,000	2,360,220

10.625%, 8/15/2015	1,000,000	1,517,190

TOTAL U.S. TREASURY BONDS		$3,877,410

U.S. TREASURY NOTES – 11.9%
2.000%, 5/15/2006	1,600,000	1,589,744

3.000%, 2/15/2009	2,000,000	1,949,680

4.000%, 2/15/2014	10,425,000	10,017,800

4.250%, 11/15/2013	2,000,000	1,962,820

4.625%, 5/15/2006	690,000	721,264

4.750%, 11/15/2008	80,000	84,238

5.625%, 2/15/2006	750,000	795,353

6.125%, 8/15/2007	320,000	351,251

6.500%, 10/15/2006	1,500,000	1,638,285

6.625%, 5/15/2007	175,000	193,949

U.S. Treasury Inflation Protected Note,
(Series A-2011), 3.500%, 1/15/2011	2,139,300	2,382,988

	Principal
	Amount
Description	or Shares	Value

U.S. Treasury Inflation Protected Note,
(Series A-2012), 3.375%, 1/15/2012	$1,048,450	$1,162,962

U.S. Treasury Inflation Protected Note,
(Series C-2012), 3.000%, 7/15/2012	600,538	648,959

U.S. Treasury Inflation Protected Note,
(Series A-2014), 2.000%, 1/15/2014	8,060,320	8,001,157

TOTAL U.S. TREASURY NOTES		$31,500,450

TOTAL U.S. TREASURY
(IDENTIFIED COST $35,527,249)		$35,377,860

MUTUAL FUND – 0.0%
SSGA Money Market Fund
(AT NET ASSET VALUE)	49	$49

REPURCHASE AGREEMENT – 1.7%
Repurchase agreement with Credit Suisse
First Boston Corp., dated 4/30/2004 due
5/3/2004 at 1.02%, collateralized by a U.S.
Treasury Obligation with maturity of
11/15/2007 (repurchase proceeds of
$4,439,635) (AT AMORTIZED COST)	$4,439,258	$4,439,258

TOTAL INVESTMENTS – 102.4%
(IDENTIFIED COST $270,042,680)		$271,643,002

OTHER ASSETS AND
LIABILITIES – NET – (2.4)%		$(6,507,705)

TOTAL NET ASSETS – 100%		$265,135,297

See Notes to Portfolios of Investments

MTB Income Fund

	Principal
Description	Amount	Value

ASSET-BACKED SECURITIES – 3.8%
L.A. Arena Funding LLC, Class A, 7.656%,
12/15/2026	$1,880,984	$1,955,640

The Money Store Home Equity Trust 1997-D,
Class AF5, 6.555%, 12/15/2038	406,290	406,397

William Street Funding Corp., Class A, 1.62%,
4/23/2006	5,000,000	5,009,807

TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $7,287,313)		$7,371,844

COLLATERALIZED MORTGAGE
OBLIGATIONS – 12.4%

FEDERAL HOME LOAN
MORTGAGE
CORPORATION – 9.2%
(Series 2631), Class LA, 4.00%, 6/15/2011	5,000,000	5,094,300

(Series 2707), Class PW, 4.00%, 7/15/2014	2,000,000	2,036,540

(Series 2672), Class GM, 4.00%, 3/15/2017	2,000,000	2,043,480

(Series 2672), Class NU, 5.00%, 8/15/2008	826,700	847,491

	Principal
Description	Amount	Value

(Series 1614), Class J, 6.25%, 11/15/2022	$720,030	$735,885

(Series 2292), Class QT, 6.50%, 5/15/2030	5,909,771	6,085,114

(Series 2315), Class CK, 6.50%, 6/15/2030	900,890	912,178

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION		$17,754,988

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 0.0%
(Series 1998-23), Class C, 9.75%, 9/25/2018	52,938	$57,655

WHOLE LOAN – 3.2%
Bank of America Mortgage Securities 2003-2,
Class 2A1, 3.628%, 2/25/2034	3,241,583	3,204,629

Washington Mutual Pass Through Certificates
2003 AR12, Class A3, 3.356%, 12/22/2005	2,938,000	2,954,805

TOTAL WHOLE LAON		$6,159,434

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (IDENTIFIED COST
$23,898,058)		$23,972,077

[1] COMMERCIAL PAPER – 1.5%
Progress Energy, Inc. CP, 1.10%, 5/5/2004
(AT AMORTIZED COST)	3,000,000	$2,999,633

	Principal
Description	Amount	Value

CORPORATE BONDS – 53.4%

AUTO COMPONENTS – 1.4
Dana Corp., Sr. Note, 6.50%, 3/1/2009	$1,125,000	$1,192,500

Lear Corp., Company Guarantee,
8.11%, 5/15/2009	1,250,000	1,439,063

TOTAL AUTO COMPONENTS		$2,631,563

AUTOMOBILES – 2.5%
DaimlerChrysler North America Holding
Corp., 6.50%, 11/15/2013	1,500,000	1,545,735

DaimlerChrysler North America Holding
Corp., Company Guarantee, 6.90%, 9/1/2004	2,250,000	2,288,655

General Motors Corp., Note, 8.375%,
7/15/2033	1,000,000	1,083,480

TOTAL AUTOMOBILES		$4,917,870

BANKS – 4.9%
Bank of New York Institutional Capital Trust,
Company Guarantee, 7.78%, 12/1/2026	1,500,000	1,607,940

BankBoston Capital Trust III, Company
Guarantee, 1.86%, 6/15/2027	900,000	893,187

Mellon Capital I, Company Guarantee,
(Series A), 7.72%, 12/1/2026	2,500,000	2,692,575

PNC Funding Corp., 5.75%, 8/1/2006	2,500,000	2,649,925

Suntrust Capital I, Company Guarantee,
(Series A), 1.79%, 5/15/2027	1,700,000	1,675,520

TOTAL BANKS		$9,519,147

CAPITAL MARKETS – 3.1%
Goldman Sachs Group, Inc., Note, 5.25%,
10/15/2013	1,000,000	988,840

Goldman Sachs Group, Inc., Sub. Note,
6.345%, 2/15/2034	1,175,000	1,129,481

Lehman Brothers Holdings, Inc., Note,
7.00%, 2/1/2008	1,107,000	1,227,353

Lehman Brothers Holdings, Inc., Note,
8.25%, 6/15/2007	1,000,000	1,148,680

Merrill Lynch & Co., Inc., Note,
(Series MTNB), 3.70%, 4/21/2008	1,455,000	1,447,172

TOTAL CAPITAL MARKETS		$5,941,526

CONSUMER FINANCE – 5.6%
Countrywide Home Loans, (Series MTNK),
1.67%, 5/20/2005	1,000,000	1,002,160

Ford Motor Credit Co., Bond, 6.70%, 7/16/2004	3,000,000	3,032,550

Ford Motor Credit Co., Note, 6.50%,
1/25/2007	2,000,000	2,119,120

General Motors Acceptance Corp., Medium Term
Note, (Series MTN), 4.375%, 12/10/2007	2,000,000	1,996,000

John Deere Capital Corp., 4.50%, 8/22/2007	1,300,000	1,338,298

MBNA Capital I, Company Guarantee,
(Series A), 8.278%, 12/1/2026	1,000,000	1,075,800

MBNA Corp., Sr. Note, (Series F), 2.17%,
8/16/2004	400,000	400,492

TOTAL CONSUMER FINANCE		$10,964,420

	Principal
Description	Amount	Value

DIVERSIFIED FINANCIAL
SERVICES – 2.2%
CIT Group, Inc., (Series MTN),
1.33%, 6/19/2006	$3,000,000	$3,001,590

National Rural Utilities Cooperative Finance
Corp., Note, (Series MTNC), 6.50%, 3/1/2007	1,180,000	1,276,205

TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,277,795

DIVERSIFIED
MANUFACTURING – 0.7%
Tyco International Group SA, Unsecd. Note,
(Series 144A), 6.00%, 11/15/2013	1,250,000	$1,272,188

ELECTRIC UTILITIES – 3.9%
CenterPoint Energy, Inc., Sr. Note, (Series B),
6.85%, 6/1/2015	1,250,000	1,274,050

DTE Energy Co., 6.00%, 6/1/2004	2,600,000	2,611,206

Duke Capital Corp., Sr. Note, 6.25%, 2/15/2013	1,000,000	1,036,540

FirstEnergy Corp., 7.375%, 11/15/2031	1,250,000	1,317,138

Xcel Energy, Inc., Sr. Note, 3.40%, 7/1/2008	1,300,000	1,256,775

TOTAL ELECTRIC UTILTIES		$7,495,709

ENERGY EQUIPMENT &
SERVICES – 1.6%
Anderson Exploration Ltd., 6.75%, 3/15/2011	1,000,000	1,087,950

National-Oilwell, Inc., Note, 5.65%,
11/15/2012	2,000,000	2,013,120

TOTAL ENERGY EQUIPMENT & SERVICES		$3,101,070

ENERGY REFINER – 0.6%
Premcor Refining Group, Sr. Sub. Note,
7.75%, 2/1/2012	1,125,000	$1,186,875

FOOD PRODUCTS – 1.9%
Archer-Daniels-Midland Co., 5.935%,
10/1/2032	1,000,000	979,700

ConAgra, Inc., Sr. Note, 9.875%, 11/15/2005	1,000,000	1,109,880

Kraft Foods, Inc., Note, 6.25%, 6/1/2012	1,500,000	1,608,720

TOTAL FOOD PRODUCTS		$3,698,300

FOREIGN BANKS–0.1%
Deutsche Ausgleichsbank, Bond,
7.00%, 6/23/2005	250,000	$264,022

GAS UTILITIES – 2.6%
Consolidated Natural Gas Co., 6.25%,
11/1/2011	2,000,000	2,163,640

K N Energy, Inc., Sr. Note, 6.65%, 3/1/2005	2,750,000	2,855,820

TOTAL GAS UTILITIES		$5,019,460

HOTELS, RESTAURANTS &
LEISURE – 0.6%
Yum! Brands, Inc., Sr. Note, 7.70%, 7/1/2012	1,000,000	$1,157,560

HOUSEHOLD DURABLES – 1.1%
Pulte Corp., Company Guarantee,
7.30%, 10/24/2005	2,000,000	$2,127,740

	Principal
Description	Amount	Value

HOUSEHOLD PRODUCTS – 0.2%
Procter & Gamble Co., Bond,
5.50%, 2/1/2034	$500,000	$472,705

IT SERVICES – 0.6%
Iron Mountain, Inc., Company Guarantee,
6.625%, 1/1/2016	1,250,000	$1,181,250

INDUSTRIAL
CONGLOMERATES – 0.4%
Tyco International Group, Sr. Note,
6.375%, 6/15/2005	750,000	$779,933

INSURANCE – 0.6%
[4]Asif Global Financing, (Series 144A),
4.90%, 1/17/2013	1,175,000	$1,158,562

MEDIA – 2.7%
Clear Channel Communications, Inc.,
6.00%, 11/1/2006	1,250,000	1,328,987

Comcast Corp., Note, 8.125%, 5/1/2004	1,000,000	1,001,430

Liberty Media Group, Deb., 8.25%, 2/1/2030	925,000	1,073,435

Time Warner, Inc., Sr. Note,
9.125%, 1/15/2013	1,500,000	1,846,215

TOTAL MEDIA		$5,250,067

OIL & GAS – 7.4%
Anadarko Petroleum Corp., Sr. Deb.,
7.20%, 3/15/2029	3,800,000	4,197,480

Chesapeake Energy Corp., Sr. Note, 6.875%,
1/15/2016	1,200,000	1,240,500

Conoco, Inc., 7.25%, 10/15/2031	1,290,000	1,471,774

Devon Financing Corp., 6.875%, 9/30/2011	1,900,000	2,108,050

GulfTerra Energy Partners LP, Company
Guarantee, (Series B), 8.50%, 6/1/2010	720,000	813,600

Husky Oil Ltd., Deb., 7.55%, 11/15/2016	2,100,000	2,427,978

Kaneb Pipeline Partners LP, Sr. Note,
5.875%, 6/1/2013	1,250,000	1,259,675

XTO Energy, Inc., Note, 4.90%, 2/1/2014	1,000,000	962,870

TOTAL OIL & GAS		$14,481,927

PAPER & FOREST
PRODUCTS – 0.5%
Westvaco Corp., 6.85%, 11/15/2004	1,000,000	$1,025,290

REAL ESTATE – 1.0%
Boston Properties, Inc., Sr. Note, 5.00%,
6/1/2015	650,000	611,409

iStar Financial, Inc., Sr. Note, (Series 144A),
4.875%, 1/15/2009	1,300,000	1,280,500

TOTAL REAL ESTATE		$1,891,909

SPECIALTY RETAIL – 0.6%
Gap (The), Inc., Note, 6.90%, 9/15/2007	1,000,000	$1,095,000

TELECOMMUNICATION
SERVICES – 3.3%
New York Telephone Co., Deb.,
6.50%, 3/1/2005	1,725,000	1,789,653

TELUS Corp., Note, 8.00%, 6/1/2011	1,150,000	1,334,023

Verizon Global Funding, Note,
4.375%, 6/1/2013	1,500,000	1,395,735

	Principal
Description	Amount	Value
[4]Verizon Wireless, Inc., 1.19%, 5/23/2005	1,865,000	1,863,987

TOTAL TELECOMMUNICATION SERVICES		$6,383,398

THRIFTS & MORTGAGE
FINANCE – 0.5%
Washington Mutual Bank FA, Note,
4.00%, 1/15/2009	1,000,000	$985,590

UTILITIES – 1.0%
Niagara Mohawk Power Corp., Sr. Note,
5.375%, 10/1/2004	$1,000,000	$1,012,890

Pacific Gas & Electric Co., 6.05%, 3/1/2034	1,000,000	946,710

TOTAL UTILITIES		$1,959,600

WIRELESS TELECOMMUNICATION
SERVICES – 1.8%
NEXTEL Communications, Inc., Sr. Note,
6.875%, 10/31/2013	1,125,000	1,150,313

Nextel Partners, Inc., Sr. Note,
8.125%, 7/1/2011	1,125,000	1,186,875

[4]Rogers Wireless, Inc., Sr. Secd. Note,
6.375%, 3/1/2014	1,100,000	1,064,250

TOTAL WIRELESS
TELECOMMUNICATION SERVICES		$3,401,438

TOTAL CORPORATE BONDS
(IDENTIFIED COST $103,139,102)		$103,641,914

GOVERNMENT AGENCIES – 2.6%

DIVERSIFIED FINANCIAL
SERVICES – 1.3%
Student Loan Marketing Association, Note,
(Series MTN), 4.00%, 1/15/2009	2,650,000	$2,631,821

FEDERAL HOME LOAN
MORTGAGE
CORPORATION – 1.3%
Note, (Series MTN), 2.85%, 6/3/2008	2,000,000	1,933,420

Sub. Note, 5.875%, 3/21/2011	500,000	531,645

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$2,465,065

TOTAL GOVERNMENT AGENCIES
(IDENTIFIED COST $5,130,455)		$5,096,886

MORTGAGE BACKED
SECURITIES – 30.4%

FEDERAL HOME LOAN
MORTGAGE
CORPORATION – 7.0%
6TBA 4.50%, 10/1/2033	495,422	465,543

6TBA 5.00%, 6/1/2034	6,000,000	5,795,640

Pool M80835, 3.50%, 7/1/2010	3,222,476	3,159,025

Pool M80843, 3.50%, 9/1/2010	3,337,894	3,272,171

Pool C79603, 6.00%, 2/1/2033	749,534	766,863

Pool 189269, 8.00%, 1/1/2008	230	232

Pool C00478, 8.50%, 9/1/2026	142,552	156,229

Pool 170027, 14.75%, 3/1/2010	5,289	5,866

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$13,621,569

	Principal
Description	Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 21.9%
6TBA 5.00%, 6/1/2018	$14,075,000	$14,132,144

6TBA 5.50%, 6/1/2033	11,600,000	11,534,808

Pool 357539, 5.50%, 4/15/2034	2,806,000	2,800,725

Pool 686398, 6.00%, 3/1/2033	4,453,483	4,556,447

Pool 688987, 6.00%, 5/1/2033	2,213,529	2,264,706

Pool 638023, 6.50%, 4/1/2032	1,010,340	1,051,703

Pool 642345, 6.50%, 5/1/2032	876,446	912,327

Pool 651292, 6.50%, 7/1/2032	2,066,025	2,150,608

Pool 653729, 6.50%, 8/1/2032	2,424,018	2,523,257

Pool 329794, 7.00%, 2/1/2026	365,056	387,645

Pool 487065, 7.00%, 3/1/2029	119,772	127,184

TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		$42,441,554

GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION – 1.5%
Pool 354765, 7.00%, 2/15/2024	580,789	620,352

Pool 385623, 7.00%, 5/15/2024	422,528	451,311

Pool 354827, 7.00%, 5/15/2024	422,958	451,770

Pool 002077, 7.00%, 9/20/2025	167,108	177,656

Pool 373335, 7.50%, 5/15/2022	99,470	107,427

Pool 354677, 7.50%, 10/15/2023	366,874	395,879

Pool 354713, 7.50%, 12/15/2023	163,991	176,956

Pool 360869, 7.50%, 5/15/2024	163,022	175,757

Pool 361843, 7.50%, 10/15/2024	288,103	310,609

TOTAL GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION		$2,867,717

TOTAL MORTGAGE BACKED SECURITIES
(IDENTIFIED COST $59,228,347)		$58,930,840

	Principal
	Amount
Description	or Shares	Value

2NOTES – VARIABLE – 1.6%

CONSUMER FINANCE – 1.0%
American Honda Finance Corp., 1.25%,
7/6/2004	$2,000,000	$2,003,420

MEDIA – 0.6%
Liberty Media Corp., 2.610%, 6/15/2004	1,100,000	$1,118,029

TOTAL NOTES – VARIABLE
(IDENTIFIED COST $3,115,670)		$3,121,449

U.S. TREASURY – 8.2%

U.S. TREASURY NOTES – 8.2%
2.625%, 5/15/2008	600,000	584,628

3.375%, 11/15/2008	1,150,000	1,143,894

3.50%, 11/15/2006	470,000	479,988

4.00%, 2/15/2014	3,500,000	3,363,290

U.S. Treasury Inflation Protected Note,
(Series A-2012) 3.375%, 1/15/2012	7,339,150	8,140,732

U.S. Treasury Inflation Protected Note,
(Series C-2012) 3.00%, 7/15/2012	2,070,820	2,237,790

TOTAL U.S. TREASURY
(IDENTIFIED COST $15,037,882)		$15,950,322

MUTUAL FUND – 0.0%
SSGA Money Market Fund
(AT NET ASSET VALUE)	115	$115

REPURCHASE AGREEMENT – 0.9%
Repurchase agreement with Credit Suisse
First Boston Corp., dated 4/30/2004 due
5/3/2004 at 1.02%, collateralized by a U.S.
Treasury Obligation with maturity of
11/15/2007 (repurchase proceeds
$1,641,760) (AT AMORTIZED COST)	$1,641,620	$1,641,620

TOTAL INVESTMENTS – 114.8%
(IDENTIFIED COST $221,478,195)		$222,726,700

OTHER ASSETS AND
LIABILITIES – NET – (14.8)%		$(28,642,440)

TOTAL NET ASSETS – 100%		$194,084,260

See Notes to Portfolios of Investments

MTB Managed Allocation Fund – Conservative Growth

Description	Shares	Value

5MUTUAL FUNDS – 100.0%

EQUITY FUNDS – 24.6%
MTB International Equity Fund, Class A	37,741	$367,600

MTB Large Cap Stock Fund, Class A	80,078	729,509

MTB Large Cap Value Fund, Class A	70,470	730,073

MTB Small Cap Stock Fund, Class A	47,795	444,493

TOTAL EQUITY FUNDS		$2,271,675

FIXED INCOME FUNDS – 66.3%
MTB Intermediate-Term Bond Fund, Class A	91,994	926,384

Description	Shares	Value

MTB Short Duration Government Bond
Fund, Class IS	258,583	$2,500,492

MTB Short-Term Corporate Bond Fund, Class IS	140,768	1,389,382

MTB U.S. Government Bond Fund, Class A	136,344	1,296,627

TOTAL FIXED INCOME FUNDS		$6,112,885

MONEY MARKET FUND – 9.1%
MTB Prime Money Market Fund, Class IS	835,728	$835,728

TOTAL INVESTMENTS – 100.0%
(IDENTIFIED COST $9,027,819)		$9,220,288

OTHER ASSETS AND LIABILITIES – NET – 0.0%		$4,169

TOTAL NET ASSETS – 100%		$9,224,457

See Notes to Portfolios of Investments

MTB Managed Allocation Fund – Moderate Growth

Description	Shares	Value

5MUTUAL FUNDS – 99.7%

EQUITY FUNDS – 58.9%
MTB International Equity Fund, Class A	327,302	$3,187,922

MTB Large Cap Growth Fund, Class A	474,399	3,605,430

MTB Large Cap Stock Fund, Class A	825,387	7,519,271

MTB Large Cap Value Fund, Class A	344,039	3,564,248

MTB Mid Cap Stock Fund, Class A	234,783	3,524,094

MTB Small Cap Stock Fund, Class A	247,226	2,299,203

TOTAL EQUITY FUNDS		$23,700,168

FIXED INCOME FUNDS – 34.4%
MTB Intermediate-Term Bond Fund, Class A	323,572	3,258,373

Description	Shares	Value

MTB Short Duration Government Bond Fund,
Class IS	464,092	$4,487,766

MTB Short-Term Corporate Bond Fund,
Class IS	330,407	3,261,114

MTB U.S. Government Bond Fund, Class A	299,691	2,850,064

TOTAL FIXED INCOME FUNDS		$13,857,317

MONEY MARKET FUND – 6.4%
MTB Prime Money Market Fund, Class IS	2,575,358	$2,575,358

TOTAL INVESTMENTS – 99.7%
(IDENTIFIED COST $38,377,586)		$40,132,843

OTHER ASSETS AND LIABILITIES – NET – 0.3%		$101,899

TOTAL NET ASSETS – 100%		$40,234,742

See Notes to Portfolios of Investments

MTB Managed Allocation Fund – Aggressive Growth

Description	Shares	Value

5MUTUAL FUNDS – 99.4%

EQUITY FUNDS – 87.5%
MTB International Equity Fund, Class A	270,824	$2,637,829

MTB Large Cap Growth Fund, Class A	400,984	3,047,481

MTB Large Cap Stock Fund, Class A	466,466	4,249,505

MTB Large Cap Value Fund, Class A	222,184	2,301,830

MTB Mid Cap Stock Fund, Class A	128,876	1,934,432

MTB Small Cap Stock Fund, Class A	185,118	1,721,600

TOTAL EQUITY FUNDS		$15,892,677

Description	Shares	Value

FIXED INCOME FUNDS – 6.9%
MTB Short-Term Corporate Bond Fund, Class IS	72,925	$719,766

MTB U.S. Government Bond Fund, Class A	56,694	539,162

TOTAL FIXED INCOME FUNDS		$1,258,928

MONEY MARKET FUND – 5.0%
MTB Prime Money Market Fund, Class IS	905,307	$905,306

TOTAL INVESTMENTS – 99.4%
(IDENTIFIED COST $17,271,223)		$18,056,911

OTHER ASSETS AND LIABILITIES – NET – 0.6%		$109,894

TOTAL NET ASSETS – 100%		$18,166,805

See Notes to Portfolios of Investments

MTB Balanced Fund

	Principal
	Amount
Description	or Shares	Value

ASSET-BACKED SECURITIES – 0.2%
ContiMortgage Home Equity Loan Trust
1998-2, Class A6, 6.360%, 11/15/2019	$15,191	$15,472

Honda Auto Receivables Owner Trust 2002-1,
Class A3, 3.500%, 10/17/2005	319,418	320,730

The Money Store Home Equity Trust 1997-D,
Class AF5, 6.555%, 12/15/2038	37,360	37,370

TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $371,420)		$373,572

COLLATERALIZED MORTGAGE
OBLIGATIONS – 0.9%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 0.5%
(Series 2617), Class GW, 3.500%, 6/15/2016	479,252	473,117

(Series 2347), Class PC, 6.500%, 5/15/2030	297,843	302,343

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION		$775,460

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 0.0%
(Series 1998-23), Class C, 9.750%, 9/25/2018	17,646	$19,218

WHOLE LOAN – 0.4%
Bank of America Mortgage Securities 2003-2,
Class 2A1, 3.628%, 2/25/2034	652,981	$645,537

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (IDENTIFIED COST $1,470,219)		$1,440,215

COMMON STOCKS – 67.6%

AEROSPACE & DEFENSE – 1.4%
Northrop Grumman Corp.	25,000	$2,481,250

AIR FREIGHT & LOGISTICS – 0.6%
United Parcel Service, Inc.	15,000	$1,052,250

AIRLINES – 0.6%
Southwest Airlines Co.	75,000	$1,071,000

AUTO COMPONENTS – 1.6%
Lear Corp.	45,000	$2,727,900

BEVERAGES – 2.3%
PepsiCo, Inc.	70,000	$3,814,300

BIOTECHNOLOGY – 3.5%
[7]Amgen, Inc.	50,000	2,813,500

[7]Biogen Idec, Inc.	20,000	1,180,000

[7]Gilead Sciences, Inc.	30,000	1,824,900

TOTAL BIOTECHNOLOGY		$5,818,400

CAPITAL MARKETS – 3.1%
Bank of New York Co., Inc.	70,000	2,039,800

Morgan Stanley	60,000	3,083,400

TOTAL CAPITAL MARKETS		$5,123,200

Description	Shares	Value

COMMUNICATIONS
EQUIPMENT – 4.3%
[7]Cisco Systems, Inc.	190,000	$3,965,300

[7]Corning, Inc.	285,000	3,143,550

TOTAL COMMUNICATIONS EQUIPMENT		$7,108,850

COMPUTERS &
PERIPHERALS – 4.5%
[7]Dell, Inc.	55,000	1,909,050

EMC Corp. Mass	220,000	2,455,200

IBM Corp.	35,000	3,085,950

TOTAL COMPUTERS & PERIPHERALS		$7,450,200

CONSUMER FINANCE – 1.4%
Capital One Financial Corp.	35,000	$2,293,550

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 2.5%
[7]Jabil Circuit, Inc.	115,000	3,034,850

[7]Solectron Corp.	240,000	1,176,000

TOTAL ELECTRONIC EQUIPMENT &
INSTRUMENTS		$4,210,850

ENERGY EQUIPMENT &
SERVICES – 2.7%
[7]Nabors Industries Ltd.	50,000	2,218,000

[7]Weatherford International Ltd.	53,000	2,304,440

TOTAL ENERGY EQUIPMENT & SERVICES		$4,522,440

FOOD & STAPLES
RETAILING – 1.5%
Sysco Corp.	30,000	1,147,500

Wal-Mart Stores, Inc.	25,000	1,425,000

TOTAL FOOD & STAPLES RETAILING		$2,572,500

FOOD PRODUCTS – 1.0%
General Mills, Inc.	35,000	$1,706,250

HEALTHCARE EQUIPMENT &
SUPPLIES – 2.7%
[7]Boston Scientific Corp.	55,000	2,265,450

Medtronic, Inc.	45,000	2,270,700

TOTAL HEALTHCARE EQUIPMENT &
SUPPLIES		$4,536,150

HEALTHCARE PROVIDERS &
SERVICES – 1.2%
[7]Express Scripts, Inc., Class A	25,300	$1,956,702

HOUSEHOLD PRODUCTS – 2.8%
Colgate-Palmolive Co.	25,000	1,447,000

Procter & Gamble Co.	30,000	3,172,500

TOTAL HOUSEHOLD PRODUCTS		$4,619,500

Description	Shares	Value

IT SERVICES – 1.4%
[7]Accenture Ltd.	45,000	$1,069,650

First Data Corp.	30,000	1,361,700

TOTAL IT SERVICES		$2,431,350

INDUSTRIAL
CONGLOMERATES – 3.0%
General Electric Co.	170,000	$5,091,500

INSURANCE – 1.3%
American International Group, Inc.	30,000	$2,149,500

MEDIA – 1.9%
[7]Comcast Corp., Class A	60,000	1,806,000

Viacom, Inc., Class B	35,000	1,352,750

TOTAL MEDIA		$3,158,750

MULTILINE RETAIL – 0.6%
Target Corp.	25,000	$1,084,250

PERSONAL PRODUCTS – 1.0%
Gillette Co.	40,000	$1,636,800

PHARMACEUTICALS – 9.6%
Abbott Laboratories	35,000	1,540,700

Johnson & Johnson	50,000	2,701,500

Lilly (Eli) & Co.	24,200	1,786,202

Merck & Co., Inc.	40,000	1,880,000

Pfizer, Inc.	158,000	5,650,080

Wyeth	65,000	2,474,550

TOTAL PHARMACEUTICALS		$16,033,032

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 3.9%
Intel Corp.	150,000	3,859,500

STMicroelectronics N.V.	60,000	1,306,200

[7]Taiwan Semiconductor Manufacturing
Co., ADR	135,000	1,286,550

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$6,452,250

SOFTWARE – 4.9%
Microsoft Corp.	170,000	4,414,900

[7]Novell, Inc.	110,000	1,060,400

[7]Veritas Software Corp.	100,000	2,667,000

TOTAL SOFTWARE		$8,142,300

SPECIALTY RETAIL – 1.7%
Home Depot, Inc.	50,000	1,759,500

Lowe’s Cos., Inc.	20,000	1,041,200

TOTAL SPECIALTY RETAIL		$2,800,700

THRIFTS & MORTGAGE
FINANCE – 0.6%
Federal National Mortgage Association	13,965	$959,675

TOTAL COMMON STOCKS
(IDENTIFIED COST $104,334,537)		$113,005,399

	Principal
Description	Amount	Value

CORPORATE BONDS – 11.5%

AUTO COMPONENTS – 0.3%
Dana Corp., Sr. Note, 6.500%, 3/1/2009	$225,000	$238,500

Lear Corp., Company Guarantee,
8.110%, 5/15/2009	250,000	287,812

TOTAL AUTO COMPONENTS		$526,312

AUTOMOBILES – 0.3%
DaimlerChrysler North America Holding Corp.,
6.500%, 11/15/2013	300,000	309,147

General Motors Corp., Note, 8.375%, 7/15/2033	225,000	243,783

TOTAL AUTOMOBILES		$552,930

BANKS – 1.2%
Bank of New York Institutional Capital Trust,
Company Guarantee, 7.780%, 12/1/2026	500,000	535,980

BankBoston Capital Trust III, Company
Guarantee, 1.860%, 6/15/2027	170,000	168,713

Mellon Capital I, Company Guarantee,
(Series A), 7.720%, 12/1/2026	600,000	646,218

Mellon Capital II, Company Guarantee,
(Series B), 7.995%, 1/15/2027	500,000	558,280

Suntrust Capital III, Company Guarantee,
1.760%, 3/15/2028	152,000	149,144

TOTAL BANKS		$2,058,335

CAPITAL MARKETS – 0.1%
Goldman Sachs Group, Inc., Sub. Note,
6.345%, 2/15/2034	225,000	$216,283

COMMERCIAL BANKS – 0.9%
Bank of America Corp., 5.250%, 2/1/2007	1,500,000	$1,580,325

CONSUMER FINANCE – 0.7%
Household Finance Corp., Note, 6.375%,
10/15/2011	1,000,000	$1,086,510

DIVERSIFIED FINANCIAL
SERVICES – 1.5%
Citicorp Capital I, Company Guarantee,
7.933%, 2/15/2027	250,000	275,142

Citigroup, Inc., 6.500%, 1/18/2011	1,300,000	1,442,662

Newcourt Credit Group, Inc., Company
Guarantee, 6.875%, 2/16/2005	500,000	519,860

Student Loan Marketing Association, Note,
(Series MTN), 4.000%, 1/15/2009	375,000	372,428

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,610,092

ELECTRIC UTILITIES – 0.5%
Alabama Power Co., Sr. Note, (Series S),
5.875%, 12/1/2022	400,000	396,552

Duke Capital Corp., Sr. Note, 6.250%,
2/15/2013	230,000	238,404

FirstEnergy Corp., 7.375%, 11/15/2031	235,000	247,622

TOTAL ELECTRIC UTILITIES		$882,578

ELECTRICAL EQUIPMENT – 0.5%
Hydro Quebec, Deb., 8.050%, 7/7/2024	575,000	$726,271

	Principal
Description	Amount	Value

ENERGY REFINER – 0.2%
Premcor Refining Group, Sr. Sub. Note,
7.750%, 2/1/2012	$225,000	$237,375

FOOD PRODUCTS – 0.2%
Kraft Foods, Inc., Note, 6.250%, 6/1/2012	300,000	$321,744

GAS UTILITIES – 0.7%
Consolidated Natural Gas Co.,
6.250%, 11/1/2011	635,000	$686,956

K N Energy, Inc., Sr. Note, 6.650%, 3/1/2005	500,000	519,240

TOTAL GAS UTILITIES		$1,206,196

HOTELS, RESTAURANTS &
LEISURE – 0.2%
Yum! Brands, Inc., Sr. Note, 7.700%, 7/1/2012	225,000	$260,451

HOUSEHOLD DURABLES – 0.3%
Pulte Corp., Company Guarantee,
7.300%, 10/24/2005	500,000	$531,935

IT SERVICES – 0.1%
Iron Mountain, Inc., Company Guarantee,
6.625%, 1/1/2016	250,000	$236,250

MEDIA – 1.0%
Clear Channel Communications, Inc., 6.000%,
11/1/2006	750,000	797,392

Liberty Media Group, Deb., 8.250%, 2/1/2030	200,000	232,094

Time Warner, Inc., Sr. Note, 9.125%,
1/15/2013	500,000	615,405

TOTAL MEDIA		$1,644,891

OIL & GAS – 1.1%
Anadarko Petroleum Corp., Sr. Deb.,
7.200%, 3/15/2029	500,000	552,300

Chesapeake Energy Corp., Sr. Note,
6.875%, 1/15/2016	225,000	232,594

Husky Oil Ltd., Deb., 7.550%, 11/15/2016	725,000	838,231

XTO Energy, Inc., Note, 4.900%, 2/1/2014	250,000	240,718

TOTAL OIL & GAS		$1,863,843

REAL ESTATE – 0.2%
Rouse Co., 5.375%, 11/26/2013	400,000	$393,548

ROAD & RAIL – 0.7%
Union Pacific Corp., 7.375%, 9/15/2009	1,000,000	$1,135,180

UTILITY – 0.2%
Pacific Gas & Electric Co., 6.050%, 3/1/2034	250,000	$236,677

WIRELESS TELECOMMUNICATION
SERVICES – 0.6%
NEXTEL Communications, Inc., Sr. Note,
6.875%, 10/31/2013	225,000	230,062

Nextel Partners, Inc., Sr. Note, 8.125%,
7/1/2011	225,000	237,375

Rogers Wireless, Inc., Sr. Secd. Note, 6.375%,
3/1/2014	250,000	241,875

	Principal
Description	Amount	Value

TELUS Corp., Note, 8.000%, 6/1/2011	$250,000	$290,005

TOTAL WIRELESS
TELECOMMUNICATION SERVICES		$999,317

TOTAL CORPORATE BONDS
(IDENTIFIED COST $18,335,335)		$19,307,043

GOVERNMENT AGENCIES – 6.7%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 4.0%
4.000%, 9/15/2019	1,642,390	1,664,349

Note, (Series), 5.250%, 1/15/2006	2,000,000	2,095,880

Note, (Series MTN), 2.200%, 12/30/2005	1,000,000	996,240

Sub. Note, 5.875%, 3/21/2011	1,775,000	1,887,340

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$6,643,809

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 2.7%
Note, 2.250%, 5/15/2006	2,000,000	1,989,100

Sub. Note, 5.250%, 8/1/2012	2,500,000	2,519,675

TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		$4,508,775

TOTAL GOVERNMENT AGENCIES (IDENTIFIED
COST $10,978,077)		$11,152,284

MORTGAGE BACKED
SECURITIES – 7.1%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 2.3%
Pool A15865, 5.500%, 11/1/2033	2,750,341	2,747,756

Pool A19412, 5.000%, 3/1/2034	988,922	959,255

Pool E46188, 6.500%, 4/1/2008	124,643	131,343

Pool C00478, 8.500%, 9/1/2026	15,839	17,359

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$3,855,713

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 3.9%
6TBA, 5.000%, 6/1/2018	5,000,000	5,020,300

Pool 752660, 5.500%, 2/1/2034	578,154	577,067

Pool 124221, 7.000%, 2/1/2007	25,780	27,023

Pool 333854, 7.000%, 12/1/2025	48,021	50,993

Pool 329794, 7.000%, 2/1/2026	308,461	327,549

Pool 527006, 7.500%, 1/1/2030	87,931	94,031

Pool 253113, 7.500%, 3/1/2030	264,515	282,867

Pool 533246, 7.500%, 4/1/2030	117,402	125,583

Pool 8245, 8.000%, 12/1/2008	54,695	58,506

TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		$6,563,919

	Principal
Description	Amount	Value

GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION – 0.9%
Pool 354765, 7.000%, 2/15/2024	$331,437	$354,014

Pool 354827, 7.000%, 5/15/2024	253,775	271,062

Pool 385623, 7.000%, 5/15/2024	253,517	270,786

Pool 2077, 7.000%, 9/20/2025	125,331	133,242

Pool 354677, 7.500%, 10/15/2023	330,183	356,288

Pool 354713, 7.500%, 12/15/2023	109,178	117,809

TOTAL GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION		$1,503,201

TOTAL MORTGAGE BACKED SECURITIES
(IDENTIFIED COST $11,779,388)		$11,922,833

2NOTES – VARIABLE – 0.4%

DIVERSIFIED FINANCIAL
SERVICES – 0.3%
CIT Group, Inc., 1.200%, 6/1/2004	500,000	$500,320

MEDIA – 0.1%
Liberty Media Corp., 2.610%, 6/15/2004	220,000	$223,606

TOTAL NOTES – VARIABLE
(IDENTIFIED COST $723,134)		$723,926

		Principal
		Amount
Description		or Shares	Value

U.S. TREASURY – 3.3%

U.S. TREASURY NOTES – 3.3%
2.375%, 8/15/2006		$2,000,000	$1,994,680

4.00%, 2/15/2014		1,040,000	999,378

4.25%, 8/15/2013		90,000	88,538

U.S. Treasury Inflation Protected Note, (Series
A-2011), 3.50%, 1/15/2011		2,101,862	2,341,285

TOTAL U.S. TREASURY
(IDENTIFIED COST $	5,238,975)		$5,423,881

MUTUAL FUNDS – 2.4%
SSGA Money Market Fund		3,957,691	3,957,691

SSGA U.S. Government Money Market Fund		700	700

TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)			$3,958,391

TOTAL INVESTMENTS – 100.1%
(IDENTIFIED COST $	157,189,476)		$167,307,844

OTHER ASSETS AND
LIABILITIES – NET – (0.1)%			$(188,529)

TOTAL NET ASSETS – 100%			$167,119,315

See Notes to Portfolios of Investments

MTB Social Balanced Fund

	Principal
	Amount
Description	or Shares	Value

ASSET-BACKED SECURITIES – 4.1%
ANRC Auto Owner Trust 2001-A, Class A4,
4.320%, 6/16/2008	$92,416	$93,734

Whole Auto Loan Trust 2002-1, Class A3, 2.600%,
8/15/2006	50,000	50,377

TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $142,409)		$144,111

COLLATERALIZED MORTGAGE
OBLIGATIONS – 3.3%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 0.7%
(Series T045), Class A3, 4.105%, 10/27/2031	25,000	$25,334

WHOLE LOAN – 2.6%
Bank of America Mortgage Securities 2003-2,
Class 2A1, 3.628%, 2/25/2034	93,283	$92,220

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (IDENTIFIED COST $118,282)		$117,554

COMMON STOCKS – 50.7%

AIR FREIGHT & LOGISTICS – 0.7%
United Parcel Service, Inc.	350	$24,552

AIRLINES – 0.7%
Southwest Airlines Co.	1,700	$24,276

Description	Shares	Value

AUTO COMPONENTS – 1.2%
Lear Corp.	700	$42,434

BEVERAGES – 0.6%
PepsiCo, Inc.	400	21,796

BIOTECHNOLOGY – 3.1%
[7]Amgen, Inc.	1,000	56,270

[7]Biogen Idec, Inc.	400	23,600

[7]Gilead Sciences, Inc.	500	30,415

TOTAL BIOTECHNOLOGY		$110,285

CAPITAL MARKETS – 2.6%
Bank of New York Co., Inc.	1,250	36,425

Morgan Stanley	1,100	56,529

TOTAL CAPITAL MARKETS		$92,954

COMMUNICATIONS
EQUIPMENT – 3.7%
[7]Cisco Systems, Inc.	4,000	83,480

[7]Corning, Inc.	3,600	39,708

Nokia Oyj, Class A, ADR	500	7,005

TOTAL COMMUNICATIONS EQUIPMENT		$130,193

Description	Shares	Value

COMPUTERS &
PERIPHERALS – 3.4%
[7]Dell, Inc.	1,100	$38,181

7EMC Corp. Mass	4,200	46,872

IBM Corp.	400	35,268

TOTAL COMPUTERS & PERIPHERALS		$120,321

CONSUMER FINANCE – 1.4%
Capital One Financial Corp.	750	$49,147

ELECTRICAL EQUIPMENT – 1.0%
Emerson Electric Co.	600	$36,132

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 2.1%
[7]Jabil Circuit, Inc.	2,000	52,780

[7]Solectron Corp.	4,500	22,050

TOTAL ELECTRONIC EQUIPMENT &
INSTRUMENTS		$74,830

ENERGY EQUIPMENT &
SERVICES – 1.5%
[7]Nabors Industries Ltd.	500	22,180

[7]Weatherford International Ltd.	700	30,436

TOTAL ENERGY EQUIPMENT & SERVICES		$52,616

FOOD & STAPLES RETAILING – 1.0%
Wal-Mart Stores, Inc.	600	$34,200

FOOD PRODUCTS – 0.4%
General Mills, Inc.	300	$14,625

HEALTHCARE EQUIPMENT &
SUPPLIES – 2.7%
[7]Boston Scientific Corp.	1,200	49,428

Medtronic, Inc.	950	47,937

TOTAL HEALTHCARE EQUIPMENT & SUPPLIES		$97,365

HEALTHCARE PROVIDERS &
SERVICES – 1.5%
Cardinal Health, Inc.	200	14,650

[7]Express Scripts, Inc., Class A	500	38,670

TOTAL HEALTHCARE PROVIDERS & SERVICES		$53,320

HOUSEHOLD DURABLES – 1.6%
Koninklijke (Royal) Philips Electronics NV, ADR	700	18,767

Newell Rubbermaid, Inc.	1,550	36,642

TOTAL HOUSEHOLD DURABLES		$55,409

HOUSEHOLD PRODUCTS – 0.9%
Procter & Gamble Co.	300	$31,725

IT SERVICES – 0.7%
[7]Accenture Ltd.	1,000	$23,770

INSURANCE – 1.0%
American International Group, Inc.	500	$35,825

Description	Shares	Value

MACHINERY – 2.0%
Danaher Corp.	400	$37,008

Illinois Tool Works, Inc.	400	34,484

TOTAL MACHINERY		$71,492

MEDIA – 1.8%
[7]Comcast Corp., Class A	1,200	36,120

Viacom, Inc., Class B	750	28,987

TOTAL MEDIA		$65,107

MULTILINE RETAIL – 0.7%
Target Corp.	600	$26,022

OIL & GAS – 0.8%
BP PLC, ADR	500	$26,450

PERSONAL PRODUCTS – 1.0%
Gillette Co.	900	$36,828

PHARMACEUTICALS – 2.7%
[7]Eon Labs, Inc.	400	26,300

Lilly (Eli) & Co.	500	36,905

Merck & Co., Inc.	500	23,500

[7]Taro Pharmaceutical Industries Ltd.	250	10,812

TOTAL PHARMACEUTICALS		$97,517

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 3.2%
Intel Corp.	3,000	77,190

[7]Taiwan Semiconductor Manufacturing Co., ADR	2,500	23,825

Texas Instruments, Inc.	500	12,550

TOTAL SEMICONDUCTOR EQUIPMENT &
PRODUCTS		$113,565

SOFTWARE – 4.6%
Microsoft Corp.	3,700	96,089

[7]Novell, Inc.	2,400	23,136

[7]Veritas Software Corp.	1,700	45,339

TOTAL SOFTWARE		$164,564

SPECIALTY RETAIL – 1.7%
Home Depot, Inc.	1,100	38,709
Lowe's Cos., Inc.	400	20,824

TOTAL SPECIALTY RETAIL		$59,533

THRIFTS & MORTGAGE
FINANCE – 0.4%
Federal National Mortgage Association	200	$13,744

TOTAL COMMON STOCKS
(IDENTIFIED COST $1,753,003)		$1,800,597

	Principal
Description	Amount	Value

CORPORATE BONDS – 17.6%

AUTOMOBILES – 1.3%
DaimlerChrysler North America Holding Corp.,
Company Guarantee, 6.900%, 9/1/2004	$30,000	$30,515

General Motors Corp., Note, 8.375%, 7/15/2033	15,000	16,252

TOTAL AUTOMOBILES		$46,767

BANKS – REGIONAL – 0.6%
Fleet National Bank, (Series BKNT), 5.750%,
1/15/2009	20,000	$21,394

BANKS – 1.6%
U.S. Bank NA, 6.375%, 8/1/2011	50,000	$54,925

CAPITAL MARKETS – 1.9%
Bear Stearns Cos., Inc., Sr. Note, 7.250%,
10/15/2006	25,000	27,484

Goldman Sachs Group, Inc., 7.500%, 1/28/2005	25,000	26,083

Goldman Sachs Group, Inc., Sub. Note, 6.345%,
2/15/2034	15,000	14,419

TOTAL CAPITAL MARKETS		$67,986

CONSUMER FINANCE – 2.7%
American General Finance Corp., Note, (Series G),
5.375%, 10/1/2012	30,000	30,617

John Deere Capital Corp., Bond, 5.100%,
1/15/2013	40,000	40,244

MBNA Corp., Note, 4.625%, 9/15/2008	25,000	25,425

TOTAL CONSUMER FINANCE		$96,286

DIVERSIFIED FINANCIAL
SERVICES – 3.0%
Heller Financial, Inc., Note, 6.375%, 3/15/2006	25,000	26,735

National Rural Utilities Cooperative Finance Corp.,
Note, (Series MTNC), 6.500%, 3/1/2007	25,000	27,038

Wells Fargo Financial, Inc., Note, (Series
7373761), 6.125%, 4/18/2012	50,000	53,786

TOTAL DIVERSIFIED FINANCIAL SERVICES		$107,559

ELECTRIC UTILITIES – 1.2%
Duke Capital Corp., Sr. Note, 6.250%, 2/15/2013	15,000	15,548

FirstEnergy Corp., 7.375%, 11/15/2031	15,000	15,806

Xcel Energy, Inc., Sr. Note, 3.400%, 7/1/2008	10,000	9,668

TOTAL ELECTRIC UTILITIES		$41,022

FOOD & STAPLES RETAILING – 0.4%
Wal-Mart Stores, Inc., Note, 4.550%, 5/1/2013	15,000	$14,557

FOOD PRODUCTS – 0.8%
Kraft Foods, Inc., Note, 6.250%, 6/1/2012	25,000	$26,812

GAS UTILITIES – 0.7%
K N Energy, Inc., Sr. Note, 6.650%, 3/1/2005	25,000	$25,962

HOTELS RESTAURANTS &
LEISURE – 0.5%
Yum! Brands, Inc., Sr. Note, 7.700%, 7/1/2012	15,000	$17,363

	Principal
Description	Amount	Value

MEDIA – 1.3%
Clear Channel Communications, Inc., 6.000%,
11/1/2006	$15,000	$15,948

Time Warner, Inc., Sr. Note, 9.125%, 1/15/2013	25,000	30,770

TOTAL MEDIA		$46,718

OIL & GAS – 0.8%
Devon Financing Corp., 6.875%, 9/30/2011	25,000	$27,738

TELECOMMUNICATIONS – 0.8%
[4]Verizon Wireless, Inc., 1.190%, 5/23/2005	30,000	$29,984

TOTAL CORPORATE BONDS
(IDENTIFIED COST $615,262)		$625,073

GOVERNMENT AGENCIES – 7.8%

FEDERAL HOME LOAN BANK – 2.4%
Bond, 6.875%, 8/15/2005	80,000	$84,926

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 2.4%
Discount Bond, 4.000%, 10/29/2007	75,000	75,794

Note, (Series MTN), 2.850%, 6/3/2008	10,000	9,667

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$85,461

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 3.0%
Sub. Note, 5.500%, 5/2/2006	100,000	$105,566

TOTAL GOVERNMENT AGENCIES
(IDENTIFIED COST $268,261)		$275,953

MORTGAGE BACKED SECURITIES – 5.6%

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 5.6%
[6]Pool TBA 5.000%, 6/1/2018
(IDENTIFIED COST $199,000)	200,000	$200,812

[1,2]NOTES – VARIABLE – 0.4%

MEDIA – 0.4%
Liberty Media Corp., 2.610%, 6/15/2004
(IDENTIFIED COST $15,214)	15,000	$15,246

U.S. TREASURY – 8.7%

U.S. TREASURY BONDS – 2.5%
5.375%, 2/15/2031	88,000	$89,141

U.S. TREASURY NOTES – 6.2%
3.625%, 5/15/2013	30,000	28,336

4.000%, 2/15/2014	35,000	33,633

4.250%, 8/15/2013	10,000	9,838

4.250%, 11/15/2013	10,000	9,814

U.S. Treasury Inflation Protected Note, (Series A-
2011), 3.50%, 1/15/2011	21,393	23,830

	Principal
	Amount
Description	or Shares	Value

U.S. Treasury Inflation Protected Note,
(Series A-2012), 3.375%, 1/15/2012	$52,422	$58,148

U.S. Treasury Inflation Protected Note,
(Series C-2012), 3.00%, 7/15/2012	51,771	55,945

TOTAL U.S. TREASURY NOTES		$219,544

TOTAL U.S. TREASURY
(IDENTIFIED COST $307,089)		$308,685

MUTUAL FUND – 0.0%
SSGA Money Market Fund
(AT NET ASSET VALUE)	3	$3

	Principal
Description	Amount	Value

REPURCHASE AGREEMENT – 6.8%
Repurchase agreement with Credit Suisse First
Boston Corp., dated 4/30/2004, due 5/3/2004 at
1.02%, collateralized by a U. S. Treasury
Obligation with maturity of 11/15/2007
(repurchase proceeds $242,360)
(AT AMORTIZED COST)	$242,339	$242,339

TOTAL INVESTMENTS – 105.0%
(IDENTIFIED COST $3,660,862)		$3,730,373

OTHER ASSETS AND
LIABILITIES – NET – (5.0)%		$(176,477)

TOTAL NET ASSETS – 100%		$3,553,896

See Notes to Portfolios of Investments

MTB Equity Income Fund

Description	Shares	Value

COMMON STOCKS – 95.8%

AEROSPACE & DEFENSE – 2.8%
United Technologies Corp.	25,000	$2,156,500

BEVERAGES – 2.4%
PepsiCo, Inc.	35,000	$1,907,150

BUILDING PRODUCTS – 2.1%
Masco Corp.	60,000	$1,680,600

CAPITAL MARKETS – 2.3%
Waddell & Reed Financial, Inc., Class A	80,000	$1,778,400

CHEMICALS – 1.6%
Eastman Chemical Co.	30,000	$1,277,100

COMMERCIAL BANKS – 6.7%
Bank of America Corp.	12,244	985,520

KeyCorp	41,425	1,230,322

U.S. Bancorp	42,500	1,089,700

Wells Fargo & Co.	34,900	1,970,454

TOTAL COMMERCIAL BANKS		$5,275,996

COMMUNICATIONS
EQUIPMENT – 3.0%
Motorola, Inc.	80,000	1,460,000

Nokia Oyj, Class A, ADR	65,400	916,254

TOTAL COMMUNICATIONS EQUIPMENT		$2,376,254

COMPUTERS &
PERIPHERALS – 2.3%
IBM Corp.	20,000	$1,763,400

DIVERSIFIED FINANCIAL
SERVICES – 2.8%
Citigroup, Inc.	45,000	$2,164,050

Description	Shares	Value

DIVERSIFIED TELECOMMUNICATION
SERVICES – 2.8%
BellSouth Corp.	45,000	$1,161,450

Verizon Communications	27,000	1,018,980

TOTAL DIVERSIFIED
TELECOMMUNICATION SERVICES		$2,180,430

ELECTRIC UTILITIES – 2.9%
Exelon Corp.	20,000	1,338,800

Pepco Holdings, Inc.	50,000	947,000

TOTAL ELECTRIC UTILITIES		$2,285,800

ELECTRICAL EQUIPMENT – 1.5%
Cooper Industries, LTD., Class A	20,825	$1,143,501

ENERGY EQUIPMENT &
SERVICES – 2.6%
Schlumberger Ltd.	35,000	$2,048,550

FOOD PRODUCTS – 5.0%
General Mills, Inc.	21,000	1,023,750

Kellogg Co.	40,000	1,716,000

Kraft Foods, Inc., Class A	35,000	1,151,850

TOTAL FOOD PRODUCTS		$3,891,600

HOUSEHOLD DURABLES – 3.6%
Koninklijke (Royal) Philips Electronics NV, ADR	60,000	1,608,600

Newell Rubbermaid, Inc.	50,000	1,182,000

TOTAL HOUSEHOLD DURABLES		$2,790,600

HOUSEHOLD PRODUCTS – 1.8%
Procter & Gamble Co.	13,000	$1,374,750

INDUSTRIAL
CONGLOMERATES – 3.0%
General Electric Co.	78,000	$2,336,100

Description	Shares	Value

INSURANCE – 4.5%
Ace Ltd.	28,000	$1,227,520

Allstate Corp.	31,775	1,458,472

Lincoln National Corp.	19,075	856,086

TOTAL INSURANCE		$3,542,078

MACHINERY – 2.7%
Harsco Corp.	18,450	803,129

Illinois Tool Works, Inc.	15,000	1,293,150

TOTAL MACHINERY		$2,096,279

MEDIA – 2.2%
Clear Channel Communications, Inc.	23,000	954,270

Walt Disney Co.	35,000	806,050

TOTAL MEDIA		$1,760,320

METALS & MINING – 1.6%
Alcoa, Inc.	40,000	$1,230,000

MULTI-UTILITIES &
UNREGULATED POWER – 2.1%
Constellation Energy Group	42,000	$1,616,160

MULTILINE RETAIL – 2.2%
Target Corp.	40,000	$1,734,800

OIL & GAS – 6.0%
BP PLC, ADR	25,000	1,322,500

ChevronTexaco Corp.	15,000	1,372,500

ExxonMobil Corp.	48,000	2,042,400

TOTAL OIL & GAS		$4,737,400

PHARMACEUTICALS – 9.5%
Abbott Laboratories	35,000	1,540,700

Lilly (Eli) & Co.	11,000	811,910

Merck & Co., Inc.	34,000	1,598,000

Pfizer, Inc.	55,000	1,966,800

Wyeth	40,000	1,522,800

TOTAL PHARMACEUTICALS		$7,440,210

REAL ESTATE – 5.7%
Boston Properties, Inc.	20,000	940,000

New Plan Excel Realty Trust	40,000	897,600

Simon Property Group, Inc.	22,000	1,060,620

St. Joe Co.	20,300	795,760

Thornburg Mortgage Asset Co.	31,300	810,044

TOTAL REAL ESTATE		$4,504,024

Description	Shares	Value

ROAD & RAIL – 1.0%
Werner Enterprises, Inc.	40,000	$799,600

SEMICONDUCTOR EQUIPMENT & PRODUCTS – 3.3%
Intel Corp.	51,600	1,327,668

Texas Instruments, Inc.	50,000	1,255,000

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$2,582,668

SOFTWARE – 3.4%
Computer Associates International, Inc.	25,000	670,250

Microsoft Corp.	76,000	1,973,720

TOTAL SOFTWARE		$2,643,970

SPECIALTY RETAIL – 1.0%
Pier 1 Imports, Inc.	38,000	$785,080

TOBACCO – 1.4%
Altria Group, Inc.	20,000	$1,107,600

TOTAL COMMON STOCKS
(IDENTIFIED COST $61,583,729)		$75,010,970

PREFERRED STOCK – 2.0%

AEROSPACE & DEFENSE – 2.0%
Northrop Grumman Corp., Conv. Pfd., $7.25,
Annual Dividend
(IDENTIFIED COST $1,578,835)	15,000	$1,569,450

MUTUAL FUNDS – 2.1%
SSGA Money Market Fund	1,627,966	1,627,966

SSGA US Government Money Market Fund	9	9

TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)		$1,627,975

TOTAL INVESTMENTS – 99.9%
(IDENTIFIED COST $64,790,539)		$78,208,395

OTHER ASSETS AND LIABILITIES – NET – 0.1%		$66,635

TOTAL NET ASSETS – 100%		$78,275,030

See Notes to Portfolios of Investments

MTB Large Cap Value Fund

Description	Shares	Value

COMMON STOCKS – 94.9%

AEROSPACE & DEFENSE – 2.9%
Honeywell International, Inc.	23,800	$823,004

Lockheed Martin Corp.	18,805	896,998

Raytheon Co.	26,020	839,405

TOTAL AEROSPACE & DEFENSE		$2,559,407

AUTO COMPONENTS – 1.1%
Lear Corp.	16,005	$970,223

CAPITAL MARKETS – 3.1%
Bank of New York Co., Inc.	33,500	976,190

Morgan Stanley	34,220	1,758,566

TOTAL CAPITAL MARKETS		$2,734,756

CHEMICALS – 1.1%
Du Pont (E.I.) de Nemours & Co.	23,800	$1,022,210

COMMERCIAL BANKS – 7.6%
Bank of America Corp.	34,079	2,743,019

KeyCorp	30,600	908,820

U.S. Bancorp	32,292	827,967

Wachovia Corp.	23,800	1,088,850

Wells Fargo & Co.	22,754	1,284,691

TOTAL COMMERCIAL BANKS		$6,853,347

COMMERCIAL SERVICES &
SUPPLIES – 1.5%
Cendant Corp.	57,100	$1,352,128

COMMUNICATIONS
EQUIPMENT – 4.1%
[7]Lucent Technologies, Inc.	263,550	888,163

Motorola, Inc.	50,000	912,500

Nokia Oyj, Class A, ADR	93,000	1,302,930

[7]Nortel Networks Corp.	161,325	603,356

TOTAL COMMUNICATIONS EQUIPMENT		$3,706,949

COMPUTERS & PERIPHERALS – 1.0%
[7]Electronics for Imaging, Inc.	36,200	$918,756

CONSUMER FINANCE – 1.8%
Capital One Financial Corp.	25,090	$1,644,148

DIVERSIFIED FINANCIAL
SERVICES – 4.3%
Citigroup, Inc.	80,233	$3,858,405

DIVERSIFIED TELECOMMUNICATION
SERVICES – 3.1%
BellSouth Corp.	27,600	712,356

SBC Communications, Inc.	31,790	791,571

Verizon Communications	34,825	1,314,296

TOTAL DIVERSIFIED
TELECOMMUNICATION SERVICES		$2,818,223

Description	Shares	Value

ELECTRIC UTILITIES – 2.6%
DTE Energy Co.	26,106	$1,018,656

FPL Group, Inc.	13,100	833,422

Pepco Holdings, Inc.	27,063	512,573

TOTAL ELECTRIC UTILITIES		$2,364,651

ELECTRICAL EQUIPMENT – 1.4%
Cooper Industries, LTD., Class A	23,400	$1,284,894

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 1.5%
[7]Solectron Corp.	154,600	757,540

Symbol Technologies, Inc.	50,370	604,440

TOTAL ELECTRONIC
EQUIPMENT & INSTRUMENTS		$1,361,980

ENERGY EQUIPMENT &
SERVICES – 2.4%
Schlumberger Ltd.	17,175	1,005,253

[7]Transocean Sedco Forex, Inc.	39,590	1,099,414

TOTAL ENERGY EQUIPMENT & SERVICES		$2,104,667

HEALTHCARE PROVIDERS &
SERVICES – 4.1%
[7]Caremark Rx, Inc.	37,000	1,252,450

HCA - The Healthcare Corp.	21,540	875,170

Health Management Association, Class A	65,311	1,510,643

TOTAL HEALTHCARE PROVIDERS & SERVICES		$3,638,263

HOTELS, RESTAURANTS &
LEISURE – 0.8%
Carnival Corp.	16,805	$717,069

HOUSEHOLD DURABLES – 1.2%
Newell Rubbermaid, Inc.	46,285	$1,094,177

HOUSEHOLD PRODUCTS – 1.2%
Kimberly-Clark Corp.	15,900	$1,040,655

IT SERVICES – 1.1%
First Data Corp., Class	22,200	$1,007,658

INDUSTRIAL
CONGLOMERATES – 1.6%
General Electric Co.	48,255	$1,445,237

INSURANCE – 9.4%
Allstate Corp.	28,900	1,326,510

American International Group, Inc.	41,650	2,984,223

Hartford Financial Services Group, Inc.	28,850	1,762,158

Lincoln National Corp.	34,200	1,534,896

The St. Paul Travelers Cos., Inc.	20,900	850,003

TOTAL INSURANCE		$8,457,790

LEISURE EQUIPMENT &
PRODUCTS – 1.1%
Mattel, Inc.	59,062	$1,001,692

Description	Shares	Value

MEDIA – 7.7%
Clear Channel Communications, Inc.	21,727	$901,453

[7]Comcast Corp., Class A	48,635	1,463,914

[7]Liberty Media Corp., Class A	99,144	1,084,635

[7]Time Warner, Inc.	77,692	1,306,779

Viacom, Inc., Class B	35,700	1,379,805

Walt Disney Co.	34,409	792,439

TOTAL MEDIA		$6,929,025

METALS & MINING – 1.3%
Alcoa, Inc.	36,868	$1,133,691

MULTILINE RETAIL – 1.0%
Target Corp.	21,000	$910,770

OIL & GAS – 9.4%
Burlington Resources, Inc.	18,185	1,223,305

ChevronTexaco Corp.	29,450	2,694,675

ConocoPhillips	13,822	985,509

ExxonMobil Corp.	83,814	3,566,286

TOTAL OIL & GAS		$8,469,775

PHARMACEUTICALS – 2.4%
Merck & Co., Inc.	18,400	864,800

Pfizer, Inc.	35,715	1,277,168

TOTAL PHARMACEUTICALS		$2,141,968

REAL ESTATE – 2.8%
Archstone-Smith Trust	24,000	658,320

Equity Office Properties Trust	38,367	965,697

St. Joe Co.	23,200	909,440

TOTAL REAL ESTATE		$2,533,457

ROAD & RAIL – 0.9%
CSX Corp.	26,760	$823,138

Description	Shares	Value

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 2.3%
[7]Applied Materials, Inc.	41,000	$747,430

[7]International Rectifier Corp.	14,750	584,690

Texas Instruments, Inc.	30,500	765,550

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$2,097,670

SPECIALTY RETAIL – 3.1%
Home Depot, Inc.	44,115	1,552,407

Staples, Inc.	46,600	1,200,416

TOTAL SPECIALTY RETAIL		$2,752,823

THRIFTS & MORTGAGE
FINANCE – 3.1%
Countrywide Financial Corp.	24,599	1,458,721

Federal National Mortgage Association	19,625	1,348,630

TOTAL THRIFTS & MORTGAGE FINANCE		$2,807,351

TOBACCO – 0.9%
Altria Group, Inc.	13,649	$755,882

TOTAL COMMON STOCKS
(IDENTIFIED COST $77,588,590)		$85,312,835

MUTUAL FUNDS – 4.9%
SSGA Money Market Fund	3,509,287	3,509,287

SSGA US Government Money Market Fund	892,856	892,856

TOTAL MUTUAL FUNDS
(AT NET ASSET VALUE)		$4,402,143

TOTAL INVESTMENTS – 99.8%
(IDENTIFIED COST $81,990,733)		$89,714,978

OTHER ASSETS AND LIABILITIES – NET – 0.2%		$214,225

TOTAL NET ASSETS –100%		$89,929,203

See Notes to Portfolios of Investments

MTB Equity Index Fund

Description	Shares	Value

COMMON STOCKS – 98.4%

AEROSPACE & DEFENSE – 1.9%
Boeing Co.	7,480	$319,321

General Dynamics Corp.	1,900	177,878

Goodrich (B.F.) Co.	1,385	39,874

Honeywell International, Inc.	7,541	260,768

Lockheed Martin Corp.	3,550	169,335

Northrop Grumman Corp.	1,560	154,830

Raytheon Co.	4,180	134,847

Description	Shares	Value

Rockwell Collins	1,890	$60,953

United Technologies Corp.	4,560	393,346

TOTAL AEROSPACE & DEFENSE		$1,711,152

AIR FREIGHT & LOGISTICS – 0.9%
FedEx Corp.	2,517	180,997

Ryder Systems, Inc.	770	28,328

United Parcel Service, Inc.	8,825	619,074

TOTAL AIR FREIGHT & LOGISTICS		$828,399

Description	Shares	Value

AIRLINES – 0.1%
[7]Delta Air Lines, Inc.	1,200	$7,464

Southwest Airlines Co.	7,959	113,655

TOTAL AIRLINES		$121,119

AUTO COMPONENTS – 0.3%
Cooper Tire & Rubber Co.	855	18,288

Dana Corp.	1,681	33,889

Delphi Auto Systems Corp.	6,543	66,739

[7]Goodyear Tire & Rubber Co.	1,545	13,457

Johnson Controls, Inc.	2,000	109,720

Visteon Corp.	1,300	14,118

TOTAL AUTO COMPONENTS		$256,211

AUTOMOBILES – 0.7%
Ford Motor Co.	16,000	245,760

General Motors Corp.	4,895	232,121

Harley Davidson, Inc.	2,525	142,208

TOTAL AUTOMOBILES		$620,089

BEVERAGES – 2.7%
Anheuser-Busch Cos., Inc.	7,225	370,209

Brown-Forman Corp., Class B	1,060	49,672

Coca-Cola Co.	20,700	1,046,799

Coca-Cola Enterprises, Inc.	4,550	122,850

Coors Adolph Co., Class B	485	31,869

PepsiCo, Inc.	14,125	769,671

The Pepsi Bottling Group, Inc.	2,600	76,102

TOTAL BEVERAGES		$2,467,172

BIOTECHNOLOGY – 1.1%
[7]Amgen, Inc.	10,972	617,394

Applera Corp.	2,040	37,883

[7]Biogen Idec, Inc.	2,812	165,908

[7]Chiron Corp.	1,600	74,240

[7]Genzyme Corp.	1,925	83,853

[7]Medimmune, Inc.	2,150	52,116

TOTAL BIOTECHNOLOGY		$1,031,394

BUILDING PRODUCTS – 0.2%
[7]American Standard Cos.	800	84,152

Masco Corp.	4,555	127,586

TOTAL BUILDING PRODUCTS		$211,738

CAPITAL MARKETS – 3.4%
Bank of New York Co., Inc.	6,735	196,258

Bear Stearns Cos., Inc.	900	72,126

Federated Investors, Inc.	1,200	35,280

Franklin Resources, Inc.	2,100	115,143

Goldman Sachs Group, Inc.	4,050	390,825

J.P. Morgan Chase & Co.	17,468	656,797

Janus Capital Group, Inc.	2,400	36,480

Description	Shares	Value
Lehman Brothers Holdings, Inc.	2,360	$173,224

Mellon Financial Corp.	4,260	126,266

Merrill Lynch & Co., Inc.	8,220	445,771

Morgan Stanley	9,275	476,642

Northern Trust Corp.	1,970	83,292

Schwab (Charles) Corp.	11,728	120,681

State Street Corp.	2,800	136,640

T. Rowe Price Group, Inc.	1,300	66,664

TOTAL CAPITAL MARKETS		$3,132,089

CHEMICALS – 1.5%
Air Products & Chemicals, Inc.	1,925	95,884

Dow Chemical Co.	8,182	324,744

Du Pont (E.I.) de Nemours & Co.	8,800	377,960

Eastman Chemical Co.	900	38,313

Ecolab, Inc.	2,890	86,122

Engelhard Corp.	1,530	44,431

Great Lakes Chemical Corp.	600	15,072

[7]Hercules, Inc.	800	8,888

International Flavors & Fragrances, Inc.	1,085	39,331

Monsanto Co.	2,240	77,482

PPG Industries, Inc.	1,490	88,372

Praxair, Inc.	2,610	95,396

Rohm & Haas Co.	1,950	75,621

Sigma-Aldrich Corp.	750	42,480

TOTAL CHEMICALS		$1,410,096

COMMERCIAL BANKS – 6.0%
Amsouth Bancorporation	3,500	77,070

BB&T Corp.	4,485	154,688

Bank One Corp.	9,500	469,015

Bank of America Corp.	17,182	1,382,979

Charter One Financial, Inc.	2,171	72,446

Comerica, Inc.	1,732	89,423

Fifth Third Bancorp	5,000	268,300

First Horizon National Corp.	1,500	65,940

Huntington Bancshares, Inc.	2,542	54,399

KeyCorp	4,245	126,076

5M&T Bank Corp.	1,200	102,000

Marshall & Ilsley Corp.	1,900	69,863

National City Corp.	5,110	177,164

North Fork Bancorp, Inc.	1,700	63,104

PNC Financial Services Group	2,365	125,582

Regions Financial Corp.	1,920	66,643

SouthTrust Corp.	2,900	90,132

SunTrust Banks, Inc.	2,345	159,577

Synovus Financial Corp.	2,592	61,871

U.S. Bancorp	16,375	419,855

Union Planters Corp.	2,175	60,465

Description	Shares	Value

Wachovia Corp.	11,100	$507,825

Wells Fargo & Co.	14,430	814,718

Zions Bancorp	1,000	56,520

TOTAL COMMERCIAL BANKS		$5,535,655

COMMERCIAL SERVICES &
SUPPLIES – 1.1%
[7]Allied Waste Industries, Inc.	3,200	40,288

[7]Apollo Group, Inc., Class A	1,550	140,864

Avery Dennison Corp.	1,240	79,645

Block (H&R), Inc.	1,800	81,198

Cendant Corp.	8,850	209,568

Cintas Corp.	1,400	62,944

Deluxe Corp.	640	26,438

Donnelley (R.R.) & Sons Co.	2,105	61,929

Equifax, Inc.	1,625	39,829

[7]Monster Worldwide, Inc.	1,300	33,293

Pitney Bowes, Inc.	1,980	86,625

Robert Half International, Inc.	1,700	46,359

Waste Management, Inc.	4,850	137,740

TOTAL COMMERCIAL SERVICES & SUPPLIES		$1,046,720

COMMUNICATIONS
EQUIPMENT – 2.9%
7ADC Telecommunications, Inc.	7,700	19,250

[7]Andrew Corp.	1,145	19,408

[7]Avaya, Inc.	4,425	60,534

7CIENA Corp.	4,800	19,872

[7]Cisco Systems, Inc.	61,075	1,274,635

[7]Comverse Technology, Inc.	2,200	35,992

[7]Corning, Inc.	12,970	143,059

7JDS Uniphase Corp.	16,900	51,376

[7]Lucent Technologies, Inc.	36,211	122,031

Motorola, Inc.	20,726	378,250

[7]Qlogic Corp.	1,000	26,990

Qualcomm, Inc.	7,100	443,466

Scientific-Atlanta, Inc.	1,600	51,824

[7]Tellabs, Inc.	3,985	34,789

TOTAL COMMUNICATIONS EQUIPMENT		$2,681,476

COMPUTERS & PERIPHERALS – 3.5%
[7]Apple Computer, Inc.	3,165	81,435

[7]Dell, Inc.	22,325	774,901

7EMC Corp. Mass	21,086	235,320

[7]Gateway, Inc.	3,550	17,111

Hewlett-Packard Co.	25,950	511,215

IBM Corp.	14,200	1,252,014

[7]Lexmark International Group, Class A	1,250	113,075

7NCR Corp.	1,100	49,159

Description	Shares	Value

[7]Network Appliance, Inc.	2,950	$54,929

[7]Seagate Technology, Inc., Rights	2,330	0

[7]Sun Microsystems, Inc.	28,000	109,200

TOTAL COMPUTERS & PERIPHERALS		$3,198,359

CONSTRUCTION &
ENGINEERING – 0.0%
Fluor Corp.	955	$36,443

CONSTRUCTION MATERIALS – 0.1%
Vulcan Materials Co.	1,200	$55,488

CONSUMER FINANCE – 1.2%
American Express Co.	10,975	537,226

Capital One Financial Corp.	1,985	130,077

MBNA Corp.	11,395	277,810

[7]Providian Financial Corp.	2,900	35,177

SLM Corp.	3,845	147,302

TOTAL CONSUMER FINANCE		$1,127,592

CONTAINERS & PACKAGING – 0.2%
Ball Corp.	580	38,280

Bemis Co., Inc.	1,120	30,251

[7]Pactiv Corp.	1,765	40,507

[7]Sealed Air Corp.	882	43,289

Temple-Inland, Inc.	650	40,151

TOTAL CONTAINERS & PACKAGING		$192,478

DISTRIBUTORS – 0.1%
Genuine Parts Co.	2,060	$73,748

DIVERSIFIED FINANCIAL
SERVICES – 2.6%
Citigroup, Inc.	43,730	2,102,976

Loews Corp.	1,875	108,769

Moody’s Corp.	1,535	99,023

Principal Financial Group	3,250	114,725

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,425,493

DIVERSIFIED TELECOMMUNICATION
SERVICES – 2.9%
AT&T Corp.	7,680	131,712

Alltel Corp.	3,060	154,040

BellSouth Corp.	15,525	400,700

CenturyTel, Inc.	1,500	43,320

[7]Citizens Communications Co., Class B	3,300	43,032

[7]Qwest Communications International, Inc.	18,654	74,989

SBC Communications, Inc.	28,100	699,690

Sprint Corp.	12,142	217,220

Verizon Communications	23,300	879,342

TOTAL DIVERSIFIED
TELECOMMUNICATION SERVICES		$2,644,045

Description	Shares	Value

ELECTRIC UTILITIES – 2.1%
[7]Allegheny Energy, Inc.	1,000	$13,780

Ameren Corp.	1,860	81,319

American Electric Power Co., Inc.	4,002	121,821

7CMS Energy Corp.	1,000	8,310

CenterPoint Energy, Inc.	2,960	31,938

Cinergy Corp.	1,460	55,392

Consolidated Edison Co.	1,860	76,651

DTE Energy Co.	1,845	71,992

Dominion Resources, Inc.	2,300	146,763

Edison International	3,465	81,081

Entergy Corp.	2,280	124,488

Exelon Corp.	2,316	155,033

FPL Group, Inc.	1,885	119,924

FirstEnergy Corp.	3,288	128,561

7P G & E Corp.	4,130	113,658

PPL Corp.	1,515	64,918

Pinnacle West Capital Corp.	900	35,154

[7]Progress Energy, Inc.	825	272

Progress Energy, Inc.	2,427	103,803

Southern Co.	6,210	178,600

TECO Energy, Inc.	1,900	24,187

TXU Corp.	2,800	95,592

Xcel Energy, Inc.	4,428	74,080

TOTAL ELECTRIC UTILITIES		$1,907,317

ELECTRICAL EQUIPMENT – 0.4%
American Power Conversion Corp.	2,500	46,650

Cooper Industries, LTD., Class A	910	49,968

Emerson Electric Co.	3,660	220,405

[7]Power-One, Inc.	700	6,020

Rockwell Automation, Inc.	1,590	51,977

[7]Thomas & Betts Corp.	565	13,583

TOTAL ELECTRICAL EQUIPMENT		$388,603

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 0.6%
[7]Agilent Technologies, Inc.	4,580	123,706

[7]Jabil Circuit, Inc.	2,300	60,697

Molex, Inc.	2,250	67,005

PerkinElmer, Inc.	1,030	19,828

[7]Sanmina-SCI Corp.	6,000	60,120

[7]Solectron Corp.	9,800	48,020

Symbol Technologies, Inc.	2,700	32,400

Tektronix, Inc.	1,100	32,560

[7]Thermo Electron Corp.	1,580	46,136

[7]Waters Corp.	1,050	45,308

TOTAL ELECTRONIC EQUIPMENT &
INSTRUMENTS		$535,780

Description	Shares	Value

ENERGY EQUIPMENT &
SERVICES – 0.9%
7BJ Services Co.	1,375	$61,187

Baker Hughes, Inc.	3,320	121,778

Halliburton Co.	3,790	112,942

[7]Nabors Industries Ltd.	1,700	75,412

[7]Noble Corp.	1,575	58,527

[7]Rowan Companies, Inc.	1,060	23,638

Schlumberger Ltd.	5,215	305,234

[7]Transocean Sedco Forex, Inc.	3,449	95,779

TOTAL ENERGY EQUIPMENT & SERVICES		$854,497

FOOD & STAPLES RETAILING – 3.6%
Albertsons, Inc.	3,117	72,813

CVS Corp.	3,840	148,339

Costco Wholesale Corp.	3,930	147,178

[7]Kroger Co.	7,265	127,137

SUPERVALU, Inc.	1,580	48,648

[7]Safeway Inc.	4,455	102,242

Sysco Corp.	5,655	216,304

Wal-Mart Stores, Inc.	36,750	2,094,750

Walgreen Co.	8,975	309,458

Winn-Dixie Stores, Inc.	1,450	11,049

TOTAL FOOD & STAPLES RETAILING		$3,277,918

FOOD PRODUCTS – 1.4%
Archer-Daniels-Midland Co.	6,451	113,279

Campbell Soup Co.	4,115	113,697

ConAgra, Inc.	4,500	130,005

General Mills, Inc.	3,625	176,719

Heinz (H.J.) Co.	3,450	131,755

Hershey Foods Corp.	1,235	109,779

Kellogg Co.	4,000	171,600

McCormick & Co., Inc.	1,600	54,656

Sara Lee Corp.	6,720	155,098

Wrigley (Wm.), Jr. Co.	2,210	136,357

TOTAL FOOD PRODUCTS		$1,292,945

GAS UTILITIES – 0.3%
KeySpan Corp.	1,700	61,455

Kinder Morgan, Inc.	1,000	60,210

NICOR, Inc.	540	18,355

NiSource, Inc.	2,692	54,271

Peoples Energy Corp.	400	16,720

Sempra Energy	2,376	75,438

TOTAL GAS UTILITIES		$286,449

Description	Shares	Value

HEALTHCARE EQUIPMENT &
SUPPLIES – 2.2%
Bard (C.R.), Inc.	645	$68,544

Bausch & Lomb, Inc.	640	40,211

Baxter International, Inc.	5,240	165,846

Becton, Dickinson & Co.	2,255	113,990

Biomet, Inc.	2,200	86,900

[7]Boston Scientific Corp.	7,220	297,392

Guidant Corp.	2,650	166,976

Medtronic, Inc.	10,675	538,661

[7]Millipore Corp.	530	27,788

St. Jude Medical, Inc.	1,680	128,117

Stryker Corp.	1,750	173,128

[7]Zimmer Holdings, Inc.	2,027	161,856

TOTAL HEALTHCARE EQUIPMENT & SUPPLIES		$1,969,409

HEALTHCARE PROVIDERS &
SERVICES – 2.2%
Aetna, Inc.	1,360	112,540

AmerisourceBergen Corp.	1,200	69,468

[7]Anthem, Inc.	1,200	106,296

CIGNA Corp.	1,425	91,927

Cardinal Health, Inc.	3,180	232,935

[7]Caremark Rx, Inc.	4,000	135,400

[7]Express Scripts, Inc., Class A	700	54,138

HCA - The Healthcare Corp.	4,030	163,739

Health Management Association, Class A	2,825	65,342

[7]Humana, Inc.	1,790	29,159

IMS Health, Inc.	2,350	59,337

Manor Care, Inc.	790	25,628

McKesson HBOC, Inc.	2,931	96,313

[7]Medco Health Solutions, Inc.	2,268	80,287

Quest Diagnostic, Inc.	1,050	88,568

[7]Tenet Healthcare Corp.	5,137	60,411

UnitedHealth Group, Inc.	5,500	338,140

[7]Wellpoint Health Networks, Inc.	1,500	167,535

TOTAL HEALTHCARE PROVIDERS & SERVICES		$1,977,163

HOTELS, RESTAURANTS &
LEISURE – 1.5%
Carnival Corp.	5,500	234,685

Darden Restaurants, Inc.	2,050	46,453

Harrah’s Entertainment, Inc.	1,300	69,134

Hilton Hotels Corp.	4,120	72,059

International Game Technology	3,000	113,220

Marriott International, Inc., Class A	2,330	109,883

McDonald’s Corp.	11,310	307,971

[7]Starbucks Corp.	3,850	149,611

Starwood Hotels & Resorts Worldwide, Inc.	1,700	67,643

Description	Shares	Value

Wendy’s International, Inc.	1,235	$48,165

[7]Yum! Brands, Inc.	2,964	114,974

TOTAL HOTELS, RESTAURANTS & LEISURE		$1,333,798

HOUSEHOLD DURABLES – 0.6%
[7]American Greetings Corp., Class A	355	7,277

Black & Decker Corp.	950	54,957

Centex Corp.	1,360	65,212

Fortune Brands, Inc.	1,250	95,312

KB HOME	520	35,844

Leggett and Platt, Inc.	2,100	47,460

Maytag Corp.	720	20,088

Newell Rubbermaid, Inc.	3,150	74,466

Pulte Corp.	1,240	60,971

Snap-On Tools Corp.	680	22,970

Stanley Works	1,000	42,510

Whirlpool Corp.	800	52,408

TOTAL HOUSEHOLD DURABLES		$579,475

HOUSEHOLD PRODUCTS – 2.0%
Clorox Co.	1,850	95,793

Colgate-Palmolive Co.	4,730	273,772

Kimberly-Clark Corp.	4,430	289,943

Procter & Gamble Co.	10,950	1,157,963

TOTAL HOUSEHOLD PRODUCTS		$1,817,471

IT SERVICES – 1.3%
[7]Affiliated Computer Services, Inc., Class A	1,200	58,200

Automatic Data Processing, Inc.	5,140	225,183

[7]Computer Sciences Corp.	1,600	65,456

[7]Convergys Corp.	1,700	24,684

Electronic Data Systems Corp.	4,025	73,617

First Data Corp., Class	7,914	359,216

[7]Fiserv, Inc.	2,150	78,604

Paychex, Inc.	3,325	123,956

Sabre Group Holdings, Inc.	1,656	39,065

[7]Sungard Data Systems, Inc.	2,400	62,568

[7]Unisys Corp.	3,270	42,608

TOTAL IT SERVICES		$1,153,157

INDUSTRIAL
CONGLOMERATES – 4.1%
3M Co.	6,920	598,442

General Electric Co.	86,700	2,596,665

Textron, Inc.	1,160	64,009

Tyco International Ltd.	17,741	486,990

TOTAL INDUSTRIAL CONGLOMERATES		$3,746,106

Description	Shares	Value

INSURANCE – 4.7%
AON Corp.	2,630	$68,538

Ace Ltd.	2,800	122,752

Aflac, Inc.	4,150	175,254

Allstate Corp.	6,185	283,891

Ambac Financial Group, Inc.	950	65,550

American International Group, Inc.	22,221	1,592,135

Chubb Corp.	1,875	129,375

Cincinnati Financial Corp.	1,465	60,040

Hartford Financial Services Group, Inc.	2,520	153,922

Jefferson-Pilot Corp.	1,200	59,508

Lincoln National Corp.	1,480	66,422

MBIA Insurance Corp.	1,250	73,613

Manulife Financial Corp.	3,378	124,213

Marsh & McLennan Cos., Inc.	4,639	209,219

MetLife, Inc.	6,625	228,563

Progressive Corp., OH	1,885	164,975

Prudential Financial, Inc.	4,700	206,518

SAFECO Corp.	1,525	66,780

The St. Paul Travelers Cos., Inc.	5,655	229,989

Torchmark Corp.	1,200	62,448

UNUMProvident Corp.	3,395	52,792

XL Capital Ltd.	1,325	101,164

TOTAL INSURANCE		$4,297,661

INTERNET & CATALOG RETAIL – 0.5%
[7]eBay, Inc.	5,700	$454,974

INTERNET SOFTWARE &
SERVICES – 0.3%
[7]Yahoo, Inc.	5,700	$287,622

LEISURE EQUIPMENT &
PRODUCTS – 0.2%
Brunswick Corp.	900	36,999

Eastman Kodak Co.	3,260	84,075

Hasbro, Inc.	2,000	37,780

Mattel, Inc.	3,640	61,734

TOTAL LEISURE EQUIPMENT & PRODUCTS		$220,588

MACHINERY – 1.5%
Caterpillar, Inc.	3,060	237,854

Crane Co.	760	23,416

Cummins, Inc.	410	24,522

Danaher Corp.	1,515	140,168

Deere & Co.	2,355	160,234

Dover Corp.	1,710	68,451

Eaton Corp.	1,290	76,600

ITT Industries, Inc.	1,045	82,858

Illinois Tool Works, Inc.	2,625	226,301

Ingersoll-Rand Co., Class A	1,500	96,825

Description	Shares	Value
[7]Navistar International Corp.	845	$38,152

PACCAR, Inc.	1,495	84,408

Pall Corp.	1,480	35,194

Parker-Hannifin Corp.	990	54,737

TOTAL MACHINERY		$1,349,720

MEDIA – 3.8%
Clear Channel Communications, Inc.	5,385	223,424

[7]Comcast Corp., Class A	19,216	578,402

Dow Jones & Co.	1,025	47,241

Gannett Co., Inc.	2,340	202,831

[7]Interpublic Group Cos., Inc.	3,500	54,915

Knight-Ridder, Inc.	900	69,696

McGraw-Hill Cos., Inc.	1,625	128,148

Meredith Corp.	560	28,526

New York Times Co., Class A	1,270	58,179

Omnicom Group, Inc.	1,875	149,081

[7]Time Warner, Inc.	40,000	672,800

Tribune Co.	2,877	137,751

[7]Univision Communications, Inc., Class A	3,200	108,320

Viacom, Inc., Class B	14,875	574,919

Walt Disney Co.	18,155	418,110

TOTAL MEDIA		$3,452,343

METALS & MINING – 0.6%
Alcoa, Inc.	7,513	231,025

Allegheny Technologies, Inc.	765	7,818

Freeport-McMoRan Copper & Gold, Inc., Class B	1,830	55,815

Newmont Mining Corp.	3,365	125,851

Nucor Corp.	975	57,915

[7]Phelps Dodge Corp.	908	59,774

United States Steel Corp.	915	26,196

Worthington Industries, Inc.	940	16,967

TOTAL METALS & MINING		$581,361

MULTI-UTILITIES &
UNREGULATED POWER – 0.6%
7AES Corp.	6,400	55,488

[7]Calpine Corp.	4,500	19,530

Constellation Energy Group	1,455	55,988

Duke Energy Corp.	7,675	161,636

[7]Dynegy, Inc.	4,400	17,424

El Paso Corp.	6,483	45,446

[7]Mirant Corp.	4,169	1,251

Public Service Enterprises Group, Inc.	2,010	86,229

Williams Cos., Inc.	6,125	63,088

TOTAL MULTI-UTILITIES &
UNREGULATED POWER		$506,080

Description	Shares	Value

MULTILINE RETAIL – 1.1%
[7]Big Lots, Inc.	1,290	$18,266

Dillards, Inc., Class A	1,080	18,176

Dollar General Corp.	3,950	74,102

Family Dollar Stores, Inc.	2,050	65,887

Federated Department Stores, Inc.	1,800	88,200

[7]Kohl’s Corp.	3,250	135,817

May Department Stores Co.	2,435	74,998

Nordstrom, Inc.	1,575	56,117

Penney (J.C.) Co., Inc.	2,300	77,878

Sears, Roebuck & Co.	1,850	74,093

Target Corp.	8,020	347,827

TOTAL MULTILINE RETAIL		$1,031,361

OFFICE ELECTRONICS – 0.1%
[7]Xerox Corp.	6,800	$91,324

OIL & GAS – 5.0%
Amerada-Hess Corp.	970	68,996

Anadarko Petroleum Corp.	2,500	133,950

Apache Corp.	3,196	133,816

Ashland, Inc.	610	29,219

Burlington Resources, Inc.	1,917	128,956

ChevronTexaco Corp.	9,000	823,500

ConocoPhillips	6,068	432,648

Devon Energy Corp.	1,950	119,340

EOG Resources, Inc.	1,350	66,487

Exxon Mobil Corp.	51,575	2,194,516

Kerr-McGee Corp.	1,200	58,716

Marathon Oil Corp.	3,080	103,365

Occidental Petroleum Corp.	3,325	156,940

Sunoco, Inc.	735	46,232

Unocal Corp.	2,205	79,468

TOTAL OIL & GAS		$4,576,149

PAPER & FOREST PRODUCTS – 0.5%
Georgia-Pacific Corp.	2,201	77,255

International Paper Co.	3,890	156,845

Louisiana-Pacific Corp.	870	20,523

MeadWestvaco Corp.	2,365	61,845

Weyerhaeuser Co.	2,150	127,280

TOTAL PAPER & FOREST PRODUCTS		$443,748

PERSONAL PRODUCTS – 0.6%
Alberto-Culver Co., Class B	930	43,859

Avon Products, Inc.	1,900	159,600

Gillette Co.	8,990	367,871

TOTAL PERSONAL PRODUCTS		$571,330

Description	Shares	Value

PHARMACEUTICALS – 8.1%
Abbott Laboratories	13,790	$607,036

Allergan, Inc.	1,080	95,094

Bristol-Myers Squibb Co.	17,175	431,092

[7]Forest Laboratories, Inc., Class A	3,200	206,336

Johnson & Johnson	25,193	1,361,178

[7]King Pharmaceuticals, Inc.	2,733	47,144

Lilly (Eli) & Co.	9,800	723,338

Merck & Co., Inc.	19,345	909,215

Mylan Laboratories, Inc.	2,400	54,984

Pfizer, Inc.	64,805	2,317,427

Schering Plough Corp.	12,875	215,399

[7]Watson Pharmaceuticals, Inc.	1,200	42,732

Wyeth	11,790	448,845

TOTAL PHARMACEUTICALS		$7,459,820

REAL ESTATE – 0.5%
Apartment Investment &
Management Co., Class A	1,000	28,170

Equity Office Properties Trust	4,000	100,680

Equity Residential Properties Trust	3,050	83,753

Plum Creek Timber Co., Inc.	1,550	45,818

Prologis Trust	2,000	58,840

Simon Property Group, Inc.	2,200	106,062

TOTAL REAL ESTATE		$423,323

ROAD & RAIL – 0.4%
Burlington Northern Santa Fe	3,700	120,990

CSX Corp.	1,870	57,521

Norfolk Southern Corp.	3,275	78,011

Union Pacific Corp.	2,495	147,030

TOTAL ROAD & RAIL		$403,552

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 3.1%
[7]Advanced Micro Devices, Inc.	3,400	48,348

[7]Altera Corp.	3,200	64,032

Analog Devices, Inc.	3,200	136,320

[7]Applied Materials, Inc.	14,750	268,892

[7]Applied Micro Circuits Corp.	3,000	13,230

[7]Broadcom Corp.	2,600	98,176

Intel Corp.	42,800	1,101,244

7KLA-Tencor Corp.	1,700	70,839

7LSI Logic Corp.	4,360	32,438

Linear Technology Corp.	2,750	97,982

Maxim Integrated Products, Inc.	3,200	147,168

[7]Micron Technology, Inc.	6,100	83,082

7NVIDIA Corp.	1,825	37,486

[7]National Semiconductor Corp.	1,185	48,336

[7]Novellus Systems, Inc.	1,800	52,128

Description	Shares	Value
7PMC-Sierra, Inc.	2,000	$24,300

[7]Teradyne, Inc.	2,100	42,798

Texas Instruments, Inc.	15,330	384,783

Xilinx, Inc.	3,300	110,979

TOTAL SEMICONDUCTOR EQUIPMENT &
PRODUCTS		$2,862,561

SOFTWARE – 3.8%
Adobe System, Inc.	2,000	82,680

Autodesk, Inc.	1,380	46,230

7BMC Software, Inc.	2,650	45,845

[7]Citrix Systems, Inc.	2,000	38,100

Computer Associates International, Inc.	4,925	132,039

[7]Compuware Corp.	3,500	26,775

[7]Electronic Arts, Inc.	2,600	131,612

[7]Intuit, Inc.	1,725	73,261

[7]Mercury Interactive Corp.	900	38,295

Microsoft Corp.	75,950	1,972,422

[7]Novell, Inc.	3,325	32,053

[7]Oracle Corp.	44,588	500,277

[7]Parametric Technology Corp.	2,670	12,229

[7]Peoplesoft, Inc.	3,250	54,860

[7]Siebel Systems, Inc.	5,700	58,596

[7]Symantec Corp.	2,700	121,635

[7]Veritas Software Corp.	3,715	99,079

TOTAL SOFTWARE		$3,465,988

SPECIALTY RETAIL – 2.4%
[7]AutoNation, Inc.	3,450	58,719

[7]AutoZone, Inc.	740	64,802

[7]Bed Bath & Beyond, Inc.	2,600	96,512

Best Buy Co., Inc.	2,750	149,187

Boise Cascade Corp.	1,075	36,260

Circuit City Stores, Inc.	2,350	27,448

Gap (The), Inc.	7,495	164,965

Home Depot, Inc.	19,292	678,885

Limited, Inc.	3,984	82,230

Lowe’s Cos., Inc.	6,950	361,817

[7]Office Depot, Inc.	3,300	57,783

Radioshack Corp.	1,800	55,368

Sherwin-Williams Co.	1,410	53,651

Staples, Inc.	4,300	110,768

TJX Cos., Inc.	5,040	123,833

Tiffany & Co.	1,600	62,400

[7]Toys ‘R’ Us, Inc.	2,090	32,291

TOTAL SPECIALTY RETAIL		$2,216,919

Description	Shares	Value

TEXTILES, APPAREL &
LUXURY GOODS – 0.4%
Jones Apparel Group, Inc.	1,450	$53,070

Liz Claiborne, Inc.	1,340	47,034

Nike, Inc., Class B	2,165	155,772

Reebok International Ltd.	670	24,375

V.F. Corp.	1,075	49,622

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$329,873

THRIFTS & MORTGAGE
FINANCE – 1.7%
Countrywide Financial Corp.	2,679	158,865

Federal Home Loan Mortgage Corp.	6,125	357,700

Federal National Mortgage Association	8,175	561,786

Golden West Financial Corp.	1,300	136,643

MGIC Investment Corp.	800	58,896

Washington Mutual Bank FA	7,934	312,520

TOTAL THRIFTS & MORTGAGE FINANCE		$1,586,410

TOBACCO – 1.2%
Altria Group, Inc.	17,400	963,612

R.J. Reynolds Tobacco Holdings, Inc.	1,000	64,770

UST, Inc.	1,865	69,397

TOTAL TOBACCO		$1,097,779

TRADING COMPANIES &
DISTRIBUTORS – 0.1%
Grainger (W.W.), Inc.	1,105	$57,902

WIRELESS TELECOMMUNICATION
SERVICES – 0.6%
7AT&T Wireless Services, Inc.	24,122	333,125

7NEXTEL Communications, Inc., Class A	9,590	228,817

TOTAL WIRELESS
TELECOMMUNICATION SERVICES		$561,942

TOTAL COMMON STOCKS
(IDENTIFIED COST $86,097,392)		$90,257,374

POOLED INVESTMENT
VEHICLES – 1.4%
S&P Depositary Receipts Trust, ADR
(IDENTIFIED COST $1,292,957)	11,500	$1,276,040

MUTUAL FUND – 1.4%
SSGA Money Market Fund
(AT NET ASSET VALUE)	1,321,896	$1,321,896

TOTAL INVESTMENTS – 101.2%
(IDENTIFIED COST $88,712,245)		$92,855,310

OTHER ASSETS AND LIABILITIES – NET – (1.2)%		$(1,119,863)

TOTAL NET ASSETS – 100%		$91,735,447

See Notes to Portfolios of Investments

MTB Intermediate-Term Bond Fund

	Principal
Description	Amount	Value

ASSET-BACKED SECURITIES – 2.9%
Ford Credit Auto Owner Trust 2002-B,
Class A4, 4.750%, 8/15/2006	$1,000,000	$1,032,340

GMAC Mortgage Corp. Loan Trust 2002-HE2,
Class A4, 6.000%, 6/25/2027	815,161	826,222

Household Automotive Trust 2002-2, Class
A3, 2.850%, 3/19/2007	912,034	918,755

Residential Asset Securities Corp. 2002-KS6,
Class AI3, 3.580%, 12/25/2026	1,250,000	1,258,575

Residential Asset Securities Corp. 2002-KS8,
Class A3, 3.690%, 3/25/2027	1,500,000	1,517,925

The Money Store Home Equity Trust 1997-D,
Class AF5, 6.555%, 12/15/2038	166,252	166,296

Whole Auto Loan Trust 2002-1, Class A3,
2.600%, 8/15/2006	1,000,000	1,007,536

William Street Funding Corp., Class A,
1.468%, 4/23/2006	1,000,000	1,001,961

TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $7,663,762)		$7,729,610

COLLATERALIZED MORTGAGE
OBLIGATIONS – 4.5%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 3.1%
(Series 2672), Class GM, 4.00%, 3/15/2017	1,000,000	1,021,740

(Series T045), Class A3, 4.105%, 10/27/2031	1,000,000	1,013,368

(Series 2643), Class LA, 4.500%, 1/15/2011	3,300,000	3,387,681

(Series 2672), Class NU, 5.00%, 8/15/2008	2,000,000	2,050,300

(Series 1614), Class J, 6.250%, 11/15/2022	720,030	735,885

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$8,208,974

	Principal
Description	Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 1.4%
(Series 1993-135), Class PG, 6.250%,
7/25/2008	$763,026	$796,736

(Series 1993-160), Class AJ, 6.500%,
4/25/2023	2,705,000	2,858,184

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION		$3,654,920

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (IDENTIFIED COST $11,627,254)		$11,863,894

COMMERCIAL PAPER – 1.5%
Progress Energy, Inc. CP, 1.100%, 5/5/2004
(AT AMORTIZED COST)	4,000,000	$3,999,511

CORPORATE BONDS – 50.2%

AUTO COMPONENTS – 1.0%
Dana Corp., Sr. Note, 6.500%, 3/1/2009	1,275,000	1,351,500

Lear Corp., Company Guarantee, 8.110%,
5/15/2009	1,250,000	1,439,063

TOTAL AUTO COMPONENTS		$2,790,563

AUTOMOBILES – 1.9%
DaimlerChrysler North America Holding
Corp., 6.500%, 11/15/2013	1,500,000	1,545,735

DaimlerChrysler North America Holding
Corp., Company Guarantee, 6.900%,
9/1/2004	2,450,000	2,492,091

General Motors Corp., Note, 8.375%,
7/15/2033	1,000,000	1,083,480

TOTAL AUTOMOBILES		$5,121,306

	Principal
Description	Amount	Value

BANKS – 1.7%
BankBoston Capital Trust III, Company
Guarantee, 1.860%, 6/15/2027	$1,000,000	$992,430

PNC Funding Corp., Sub. Note, 6.125%,
2/15/2009	1,330,000	1,431,306

Suntrust Capital III, Company Guarantee,
1.760%, 3/15/2028	1,000,000	981,210

U.S. Bank NA, Sub. Note, 6.300%, 7/15/2008	1,000,000	1,094,430

TOTAL BANKS		$4,499,376

BANKS – FOREIGN – 0.8%
Merita Ltd., Sub. Note, 6.500%, 1/15/2006	2,060,000	$2,197,155

BANKS – REGIONAL – 1.4%
Fleet National Bank, (Series BKNT), 5.750%,
1/15/2009	1,320,000	1,412,030

National City Bank, Indiana, Note, 2.375%,
8/15/2006	1,055,000	1,050,242

Wachovia Bank NA, 7.875%, 2/15/2010	1,000,000	1,174,180

TOTAL BANKS – REGIONAL		$3,636,452

BEVERAGES – 0.4%
Coca-Cola Enterprises, Inc., Deb., 6.750%,
9/15/2028	1,000,000	$1,086,390

CAPITAL MARKETS – 1.7%
Bear Stearns Cos., Inc., Sr. Note, 7.250%,
10/15/2006	835,000	917,974

Goldman Sachs Group, Inc., Sub. Note,
6.345%, 2/15/2034	1,300,000	1,249,638

Lehman Brothers Holdings, Inc., 6.250%,
5/15/2006	670,000	716,934

Morgan Stanley, Bond, 5.800%, 4/1/2007	500,000	533,975

Morgan Stanley Tracer, Note, 4.250%,
5/15/2010	1,000,000	981,720

TOTAL CAPITAL MARKETS		$4,400,241

COMMERCIAL BANKS – 4.4%
Bank One Corp., Note, 7.600%, 5/1/2007	1,400,000	1,560,958

Bank of America Corp., Sub. Note, 6.625%,
10/15/2007	500,000	549,670

Bank of America Corp., Unsecd. Note,
7.800%, 2/15/2010	965,000	1,122,247

National City Corp., Sub. Note, 6.875%,
5/15/2019	1,000,000	1,122,280

SunTrust Banks, Inc., Sub. Note, 7.375%,
7/1/2006	1,000,000	1,094,640

Wachovia Corp., Note, 6.625%, 6/15/2004	970,000	976,460

Wachovia Corp., Sub. Note, 7.500%,
7/15/2006	3,000,000	3,287,820

Wells Fargo & Co., Sub. Note, 7.125%,
8/15/2006	1,920,000	2,088,538

TOTAL COMMERCIAL BANKS		$11,802,613

COMMERCIAL SERVICES &
SUPPLIES – 0.3%
Pitney Bowes, Inc., Note, 4.750%, 5/15/2018	1,000,000	$935,770

	Principal
Description	Amount	Value

CONSUMER FINANCE – 7.0%
American General Finance Corp., Note,
5.875%, 7/14/2006	$2,000,000	$2,125,300

American General Finance Corp., Note,
(Series G), 5.375%, 10/1/2012	1,160,000	1,183,838

Countrywide Home Loans, (Series MTNK),
1.670%, 5/20/2005	2,000,000	2,004,320

Countrywide Home Loans, Inc., Note,
(Series K), 3.500%, 12/19/2005	1,000,000	1,015,650

Ford Motor Credit Co., Bond, 6.700%,
7/16/2004	1,000,000	1,010,850

Ford Motor Credit Co., Note, 6.500%,
1/25/2007	2,000,000	2,119,120

Household Finance Corp., Note, 6.375%,
10/15/2011	1,000,000	1,086,510

Household Finance Corp., Note, 6.500%,
1/24/2006	1,295,000	1,380,418

Household Finance Corp., 8.250%, 2/15/2005	1,000,000	1,049,500

John Deere Capital Corp., 4.500%, 8/22/2007	1,000,000	1,029,460

John Deere Capital Corp., Bond, 5.100%,
1/15/2013	2,000,000	2,012,220

MBNA Corp., Note, 4.625%, 9/15/2008	1,400,000	1,423,786

MBNA Corp., Sr. Note, (Series F), 2.170%,
8/16/2004	1,000,000	1,001,230

TOTAL CONSUMER FINANCE		$18,442,202

DIVERSIFIED FINANCIAL
SERVICES – 3.5%
CIT Group, Inc., (Series MTN), 1.330%,
6/19/2006	1,000,000	1,000,530

Citigroup, Inc., 5.750%, 5/10/2006	2,000,000	2,122,660

Commercial Credit Co., Unsecd. Note,
7.750%, 3/1/2005	1,285,000	1,347,772

National Rural Utilities Cooperative Finance
Corp., Collateral Trust, 6.000%, 5/15/2006	1,000,000	1,063,020

National Rural Utilities Cooperative Finance
Corp., Collateral Trust, 7.300%, 9/15/2006	1,000,000	1,091,690

National Rural Utilities Cooperative Finance
Corp., Note, (Series MTNC), 6.500%,
3/1/2007	1,000,000	1,081,530

Student Loan Marketing Association, Note,
(Series MTNA), 5.000%, 4/15/2015	1,500,000	1,457,385

TOTAL DIVERSIFIED FINANCIAL SERVICES		$9,164,587

DIVERSIFIED
MANUFACTURING – 0.5%
Tyco International Group SA, Unsecd. Note,
(Series 144A), 6.000%, 11/15/2013	1,250,000	$1,272,188

DIVERSIFIED TELECOMMUNICATION
SERVICES – 2.1%
Alltel Corp., Sr. Note, 7.500%, 3/1/2006	2,650,000	2,876,310

TCI Communications, Inc., Sr. Note, 8.650%,
9/15/2004	1,500,000	1,536,450

Verizon New York, Inc., Deb., (Series A),
6.875%, 4/1/2012	1,000,000	1,096,480

TOTAL DIVERSIFIED
TELECOMMUNICATION SERVICES		$5,509,240

	Principal
Description	Amount	Value

ELECTRIC UTILITIES – 3.2%
CenterPoint Energy, Inc., Sr. Note, (Series B),
6.850%, 6/1/2015	$1,250,000	$1,274,050

Cinergy Corp., Deb., 6.250%, 9/1/2004	1,000,000	1,014,490

Columbus Southern Power, Note,
6.510%, 2/1/2008	1,250,000	1,365,812

Duke Capital Corp., Sr. Note,
6.250%, 2/15/2013	1,000,000	1,036,540

FirstEnergy Corp., 7.375%, 11/15/2031	1,250,000	1,317,137

Niagara Mohawk Power Corp., 1st Mtg. Bond,
7.750%, 5/15/2006	1,000,000	1,098,620

PP&L Capital Funding, Inc., Sr. Note,
(Series MTN), 7.750%, 4/15/2005	1,000,000	1,053,710

Xcel Energy, Inc., Sr. Note, 3.400%, 7/1/2008	400,000	386,700

TOTAL ELECTRIC UTILTIES		$8,547,059

ENERGY EQUIPMENT &
SERVICES – 0.8%
Anderson Exploration Ltd.,
6.750%, 3/15/2011	1,000,000	1,087,950

National-Oilwell, Inc., Note, 5.650%, 11/15/2012	1,000,000	1,006,560

TOTAL ENERGY EQUIPMENT & SERVICES		$2,094,510

ENERGY REFINER – 0.5%
Premcor Refining Group, Sr. Sub. Note,
7.750%, 2/1/2012	1,275,000	$1,345,125

FOOD & STAPLES
RETAILING – 0.9%
Wal-Mart Stores, Inc., 5.450%, 8/1/2006	1,460,000	1,543,541

Wal-Mart Stores, Inc., Note,
4.550%, 5/1/2013	750,000	727,838

TOTAL FOOD & STAPLES RETAILING		$2,271,379

FOOD PRODUCTS – 1.2%
ConAgra, Inc., Sr. Note, 9.875%, 11/15/2005	1,000,000	1,109,880

Kraft Foods, Inc., Note, 6.250%, 6/1/2012	2,000,000	2,144,960

TOTAL FOOD PRODUCTS		$3,254,840

GAS UTILITIES – 2.1%
Consolidated Natural Gas Co., Deb.,
7.375%, 4/1/2005	1,000,000	1,047,580

Consolidated Natural Gas Co., Sr. Note,
6.850%, 4/15/2011	1,500,000	1,667,655

Consolidated Natural Gas Co., Sr. Note,
(Series B), 5.375%, 11/1/2006	730,000	767,361

K N Energy, Inc., Sr. Note, 6.650%, 3/1/2005	2,000,000	2,076,960

TOTAL GAS UTILITIES		$5,559,556

HOTELS, RESTAURANTS &
LEISURE – 0.6%
Yum! Brands, Inc., Sr. Note,
7.700%, 7/1/2012	1,300,000	$1,504,828

HOUSEHOLD DURABLES – 0.2%
Pulte Corp., Company Guarantee,
7.300%, 10/24/2005	500,000	$531,935

IT SERVICES – 0.4%
Iron Mountain, Inc., Company Guarantee,
6.625%, 1/1/2016	1,250,000	$1,181,250

	Principal
Description	Amount	Value

INDUSTRIAL
CONGLOMERATES – 0.4%
General Electric Co., Note, 5.000%, 2/1/2013	$1,000,000	$996,410

INSURANCE – 1.3%
Allstate Corp., Deb., 7.500%, 6/15/2013	2,000,000	2,348,460

Hartford Life, Inc., Sr. Note,
6.900%, 6/15/2004	1,000,000	1,006,910

TOTAL INSURANCE		$3,355,370

MACHINERY – 0.4%
Ingersoll-Rand Co., Note, 6.510%, 12/1/2004	1,000,000	$1,025,570

MEDIA – 1.1%
Clear Channel Communications, Inc.,
6.000%, 11/1/2006	480,000	510,331

Time Warner, Inc., Sr. Note,
9.125%, 1/15/2013	2,000,000	2,461,620

TOTAL MEDIA		$2,971,951

MULTI-UTILITIES &
UNREGULATED POWER – 0.4%
Constellation Energy Group, Sr. Note,
6.125%, 9/1/2009	1,000,000	$1,079,050

OIL & GAS – 4.0%
Anadarko Petroleum Corp., Note,
6.500%, 5/15/2005	620,000	647,224

BP PLC, Deb., 10.875%, 7/15/2005	962,000	1,061,692

Chesapeake Energy Corp., Sr. Note,
6.875%, 1/15/2016	1,200,000	1,240,500

ChevronTexaco Corp., Note,
3.500%, 9/17/2007	990,000	996,613

Devon Financing Corp., 6.875%, 9/30/2011	2,000,000	2,219,000

GulfTerra Energy Partners LP, Company
Guarantee, (Series B), 8.500%, 6/1/2010	1,080,000	1,220,400

Kaneb Pipeline Partners LP, Sr. Note, 5.875%,
6/1/2013	1,250,000	1,259,675

Oryx Energy Co., Sr. Note, 8.125%,
10/15/2005	580,000	626,934

XTO Energy, Inc., Note, 4.900%, 2/1/2014	1,350,000	1,299,875

TOTAL OIL & GAS		$10,571,913

REAL ESTATE – 0.5%
iStar Financial, Inc., Sr. Note, (Series 144A),
4.875%, 1/15/2009	1,300,000	$1,280,500

ROAD & RAIL – 0.4%
Union Pacific Corp., Note,
5.750%, 10/15/2007	1,000,000	$1,065,790

SPECIALTY RETAIL – 0.6%
Gap (The), Inc., Note, 6.900%, 9/15/2007	1,500,000	$1,642,500

TELECOMMUNICATIONS – 1.7%
New York Telephone Co., Deb.,
6.500%, 3/1/2005	1,500,000	1,556,220

TELUS Corp., Note, 8.000%, 6/1/2011	1,300,000	1,508,026

	Principal
Description	Amount	Value

Verizon Global Funding, Note, 4.375%,
6/1/2013	$500,000	$465,245

[4]Verizon Wireless, Inc., 1.190%, 5/23/2005	1,000,000	999,457

TOTAL TELECOMMUNICATIONS		$4,528,948

THRIFTS & MORTGAGE
FINANCE – 1.0%
Washington Mutual Bank FA,
7.500%, 8/15/2006	1,000,000	1,102,470

Washington Mutual Finance Corp., Sr. Note,
8.250%, 6/15/2005	1,500,000	1,600,035

TOTAL THRIFTS & MORTGAGE FINANCE		$2,702,505

UTILITIES – 0.4%
Pacific Gas & Electric Co., 6.050%, 3/1/2034	1,000,000	$946,710

WIRELESS TELECOMMUNICATION
SERVICES – 1.5%
NEXTEL Communications, Inc., Sr. Note,
6.875%, 10/31/2013	1,275,000	1,303,688

Nextel Partners, Inc., Sr. Note, 8.125%,
7/1/2011	1,275,000	1,345,125

[4]Rogers Wireless, Inc., Sr. Secd. Note,
6.375%, 3/1/2014	1,250,000	1,209,375

TOTAL WIRELESS
TELECOMMUNICATION SERVICES		$3,858,188

TOTAL CORPORATE BONDS
(IDENTIFIED COST $133,580,995)		$133,173,970

GOVERNMENT AGENCIES – 14.4%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 3.6%
Discount Bond, 4.000%, 10/29/2007	2,000,000	2,021,180

Note, 3.250%, 3/14/2008	1,500,000	1,476,720

Note, 4.750%, 10/11/2012	2,500,000	2,451,075

Note, 5.375%, 8/16/2006	2,000,000	2,023,140

Note, (Series MTN), 2.850%, 6/3/2008	1,500,000	1,450,065

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION		$9,422,180

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 8.5%
5.350%, 3/18/2009	2,000,000	2,054,520

MTN, (Series B), 6.875%, 9/10/2012	6,000,000	6,543,420

Note, 1.620%, 12/8/2004	5,000,000	5,002,450

Note, 4.900%, 6/13/2007	2,000,000	2,059,540

Note, 6.000%, 5/15/2008	1,190,000	1,295,529

Sub. Note, 5.500%, 5/2/2006	1,500,000	1,583,490

Unsecd. Note, 2.375%, 2/15/2007	3,000,000	2,950,080

Unsecd. Note, 4.750%, 6/18/2007	1,000,000	1,004,550

TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		$22,493,579

PRIVATE EXPORT FUNDING
CORPORATION – 0.5%
Note, (Series UU), 7.950%, 11/1/2006	1,495,000	$1,541,061

STUDENT LOAN MARKETING
ASSOCIATION – 1.0%
Note, 5.250%, 3/15/2006	1,500,000	1,576,530

	Principal
Description	Amount	Value

Note, (Series MTN), 4.000%, 1/15/2009	$1,100,000	$1,092,454

TOTAL STUDENT LOAN MARKETING
ASSOCIATION		$2,668,984

TENNESSEE VALLEY
AUTHORITY– 0.8%
Note, 2.150%, 2/17/2006	2,050,000	$2,037,003

TOTAL GOVERNMENT AGENCIES (IDENTIFIED
COST $38,471,124)		$38,162,807

MORTGAGE BACKED
SECURITIES – 12.6%

FEDERAL HOME LOAN
MORTGAGE
CORPORATION – 4.9%
4.000%, 9/15/2010	1,822,213	1,830,814

Pool 2764-PH 4.000%, 9/15/2019	2,968,176	3,007,860

Pool G11311, 5.000%, 10/1/2017	1,949,493	1,965,323

Pool E92817, 5.000%, 12/1/2017	1,920,534	1,936,128

Pool E76204, 5.500%, 4/1/2014	10,245	10,584

Pool E83022, 6.000%, 4/1/2016	464,455	485,936

Pool A18401, 6.000%, 2/1/2034	478,246	489,155

Pool G10399, 6.500%, 7/1/2009	606,091	638,668

Pool C90504, 6.500%, 12/1/2021	802,625	840,749

Pool C90293, 7.500%, 9/1/2019	1,552,998	1,678,697

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$12,883,914

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 6.1%
5.000%, 6/1/2018	9,300,000	9,337,758

Pool 254227, 5.000%, 2/1/2009	911,281	926,663

Pool 254400, 5.500%, 7/1/2009	1,085,742	1,106,783

Pool 619054, 5.500%, 2/1/2017	1,476,488	1,516,176

Pool 303831, 6.000%, 4/1/2011	425,196	446,719

Pool 196701, 6.500%, 5/1/2008	135,208	142,603

Pool 50905, 6.500%, 10/1/2008	353,440	373,872

Pool 424286, 6.500%, 6/1/2013	170,347	180,941

Pool 561915, 6.500%, 11/1/2030	100,209	104,342

Pool 313224, 7.000%, 12/1/2011	424,442	455,477

Pool 254240, 7.000%, 3/1/2032	1,237,185	1,307,940

Pool 526062, 7.500%, 12/1/2029	269,867	288,590

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION		$16,187,864

GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION – 1.6%
Pool 780825, 6.500%, 7/15/2028	1,290,671	1,355,205

Pool 2701, 6.500%, 1/20/2029	1,244,670	1,301,851

Pool 2616, 7.000%, 7/20/2028	771,075	818,065

Pool 426727, 7.000%, 2/15/2029	127,319	135,476

Pool 781231, 7.000%, 12/15/2030	637,867	679,928

TOTAL GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION		$4,290,525

TOTAL MORTGAGE BACKED SECURITIES
(IDENTIFIED COST $31,200,318)		$33,362,303

	Principal
Description	Amount	Value

2NOTES – VARIABLE – 1.3%
CIT Group, Inc., 1.200%, 6/1/2004	$1,500,000	$1,500,960

Liberty Media Corp., 2.610%, 6/15/2004	2,000,000	2,032,780

TOTAL NOTES – VARIABLE
(IDENTIFIED COST $3,533,160)		$3,533,740

U.S. TREASURY – 13.3%

U.S. TREASURY BONDS – 1.4%
5.375%, 2/15/2031	2,330,000	2,360,220

10.625%, 8/15/2015	1,000,000	1,517,190

TOTAL U.S. TREASURY BONDS		$3,877,410

U.S. TREASURY NOTES – 11.9%
2.000%, 5/15/2006	1,600,000	1,589,744

3.000%, 2/15/2009	2,000,000	1,949,680

4.000%, 2/15/2014	10,425,000	10,017,800

4.250%, 11/15/2013	2,000,000	1,962,820

4.625%, 5/15/2006	690,000	721,264

4.750%, 11/15/2008	80,000	84,238

5.625%, 2/15/2006	750,000	795,353

6.125%, 8/15/2007	320,000	351,251

6.500%, 10/15/2006	1,500,000	1,638,285

6.625%, 5/15/2007	175,000	193,949

U.S. Treasury Inflation Protected Note,
(Series A-2011), 3.500%, 1/15/2011	2,139,300	2,382,988

	Principal
	Amount
Description	or Shares	Value

U.S. Treasury Inflation Protected Note,
(Series A-2012), 3.375%, 1/15/2012	$1,048,450	$1,162,962

U.S. Treasury Inflation Protected Note,
(Series C-2012), 3.000%, 7/15/2012	600,538	648,959

U.S. Treasury Inflation Protected Note,
(Series A-2014), 2.000%, 1/15/2014	8,060,320	8,001,157

TOTAL U.S. TREASURY NOTES		$31,500,450

TOTAL U.S. TREASURY
(IDENTIFIED COST $35,527,249)		$35,377,860

MUTUAL FUND – 0.0%
SSGA Money Market Fund
(AT NET ASSET VALUE)	49	$49

REPURCHASE AGREEMENT – 1.7%
Repurchase agreement with Credit Suisse
First Boston Corp., dated 4/30/2004 due
5/3/2004 at 1.02%, collateralized by a U.S.
Treasury Obligation with maturity of
11/15/2007 (repurchase proceeds of
$4,439,635) (AT AMORTIZED COST)	$4,439,258	$4,439,258

TOTAL INVESTMENTS – 102.4%
(IDENTIFIED COST $270,042,680)		$271,643,002

OTHER ASSETS AND
LIABILITIES – NET – (2.4)%		$(6,507,705)

TOTAL NET ASSETS – 100%		$265,135,297

See Notes to Portfolios of Investments

MTB Income Fund

	Principal
Description	Amount	Value

ASSET-BACKED SECURITIES – 3.8%
L.A. Arena Funding LLC, Class A, 7.656%,
12/15/2026	$1,880,984	$1,955,640

The Money Store Home Equity Trust 1997-D,
Class AF5, 6.555%, 12/15/2038	406,290	406,397

William Street Funding Corp., Class A, 1.62%,
4/23/2006	5,000,000	5,009,807

TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $7,287,313)		$7,371,844

COLLATERALIZED MORTGAGE
OBLIGATIONS – 12.4%

FEDERAL HOME LOAN
MORTGAGE
CORPORATION – 9.2%
(Series 2631), Class LA, 4.00%, 6/15/2011	5,000,000	5,094,300

(Series 2707), Class PW, 4.00%, 7/15/2014	2,000,000	2,036,540

(Series 2672), Class GM, 4.00%, 3/15/2017	2,000,000	2,043,480

(Series 2672), Class NU, 5.00%, 8/15/2008	826,700	847,491

	Principal
Description	Amount	Value

(Series 1614), Class J, 6.25%, 11/15/2022	$720,030	$735,885

(Series 2292), Class QT, 6.50%, 5/15/2030	5,909,771	6,085,114

(Series 2315), Class CK, 6.50%, 6/15/2030	900,890	912,178

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION		$17,754,988

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 0.0%
(Series 1998-23), Class C, 9.75%, 9/25/2018	52,938	$57,655

WHOLE LOAN – 3.2%
Bank of America Mortgage Securities 2003-2,
Class 2A1, 3.628%, 2/25/2034	3,241,583	3,204,629

Washington Mutual Pass Through Certificates
2003 AR12, Class A3, 3.356%, 12/22/2005	2,938,000	2,954,805

TOTAL WHOLE LAON		$6,159,434

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (IDENTIFIED COST
$23,898,058)		$23,972,077

[1] COMMERCIAL PAPER – 1.5%
Progress Energy, Inc. CP, 1.10%, 5/5/2004
(AT AMORTIZED COST)	3,000,000	$2,999,633

	Principal
Description	Amount	Value

CORPORATE BONDS – 53.4%

AUTO COMPONENTS – 1.4
Dana Corp., Sr. Note, 6.50%, 3/1/2009	$1,125,000	$1,192,500

Lear Corp., Company Guarantee,
8.11%, 5/15/2009	1,250,000	1,439,063

TOTAL AUTO COMPONENTS		$2,631,563

AUTOMOBILES – 2.5%
DaimlerChrysler North America Holding
Corp., 6.50%, 11/15/2013	1,500,000	1,545,735

DaimlerChrysler North America Holding
Corp., Company Guarantee, 6.90%, 9/1/2004	2,250,000	2,288,655

General Motors Corp., Note, 8.375%,
7/15/2033	1,000,000	1,083,480

TOTAL AUTOMOBILES		$4,917,870

BANKS – 4.9%
Bank of New York Institutional Capital Trust,
Company Guarantee, 7.78%, 12/1/2026	1,500,000	1,607,940

BankBoston Capital Trust III, Company
Guarantee, 1.86%, 6/15/2027	900,000	893,187

Mellon Capital I, Company Guarantee,
(Series A), 7.72%, 12/1/2026	2,500,000	2,692,575

PNC Funding Corp., 5.75%, 8/1/2006	2,500,000	2,649,925

Suntrust Capital I, Company Guarantee,
(Series A), 1.79%, 5/15/2027	1,700,000	1,675,520

TOTAL BANKS		$9,519,147

CAPITAL MARKETS – 3.1%
Goldman Sachs Group, Inc., Note, 5.25%,
10/15/2013	1,000,000	988,840

Goldman Sachs Group, Inc., Sub. Note,
6.345%, 2/15/2034	1,175,000	1,129,481

Lehman Brothers Holdings, Inc., Note,
7.00%, 2/1/2008	1,107,000	1,227,353

Lehman Brothers Holdings, Inc., Note,
8.25%, 6/15/2007	1,000,000	1,148,680

Merrill Lynch & Co., Inc., Note,
(Series MTNB), 3.70%, 4/21/2008	1,455,000	1,447,172

TOTAL CAPITAL MARKETS		$5,941,526

CONSUMER FINANCE – 5.6%
Countrywide Home Loans, (Series MTNK),
1.67%, 5/20/2005	1,000,000	1,002,160

Ford Motor Credit Co., Bond, 6.70%, 7/16/2004	3,000,000	3,032,550

Ford Motor Credit Co., Note, 6.50%,
1/25/2007	2,000,000	2,119,120

General Motors Acceptance Corp., Medium Term
Note, (Series MTN), 4.375%, 12/10/2007	2,000,000	1,996,000

John Deere Capital Corp., 4.50%, 8/22/2007	1,300,000	1,338,298

MBNA Capital I, Company Guarantee,
(Series A), 8.278%, 12/1/2026	1,000,000	1,075,800

MBNA Corp., Sr. Note, (Series F), 2.17%,
8/16/2004	400,000	400,492

TOTAL CONSUMER FINANCE		$10,964,420

	Principal
Description	Amount	Value

DIVERSIFIED FINANCIAL
SERVICES – 2.2%
CIT Group, Inc., (Series MTN),
1.33%, 6/19/2006	$3,000,000	$3,001,590

National Rural Utilities Cooperative Finance
Corp., Note, (Series MTNC), 6.50%, 3/1/2007	1,180,000	1,276,205

TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,277,795

DIVERSIFIED
MANUFACTURING – 0.7%
Tyco International Group SA, Unsecd. Note,
(Series 144A), 6.00%, 11/15/2013	1,250,000	$1,272,188

ELECTRIC UTILITIES – 3.9%
CenterPoint Energy, Inc., Sr. Note, (Series B),
6.85%, 6/1/2015	1,250,000	1,274,050

DTE Energy Co., 6.00%, 6/1/2004	2,600,000	2,611,206

Duke Capital Corp., Sr. Note, 6.25%, 2/15/2013	1,000,000	1,036,540

FirstEnergy Corp., 7.375%, 11/15/2031	1,250,000	1,317,138

Xcel Energy, Inc., Sr. Note, 3.40%, 7/1/2008	1,300,000	1,256,775

TOTAL ELECTRIC UTILTIES		$7,495,709

ENERGY EQUIPMENT &
SERVICES – 1.6%
Anderson Exploration Ltd., 6.75%, 3/15/2011	1,000,000	1,087,950

National-Oilwell, Inc., Note, 5.65%,
11/15/2012	2,000,000	2,013,120

TOTAL ENERGY EQUIPMENT & SERVICES		$3,101,070

ENERGY REFINER – 0.6%
Premcor Refining Group, Sr. Sub. Note,
7.75%, 2/1/2012	1,125,000	$1,186,875

FOOD PRODUCTS – 1.9%
Archer-Daniels-Midland Co., 5.935%,
10/1/2032	1,000,000	979,700

ConAgra, Inc., Sr. Note, 9.875%, 11/15/2005	1,000,000	1,109,880

Kraft Foods, Inc., Note, 6.25%, 6/1/2012	1,500,000	1,608,720

TOTAL FOOD PRODUCTS		$3,698,300

FOREIGN BANKS–0.1%
Deutsche Ausgleichsbank, Bond,
7.00%, 6/23/2005	250,000	$264,022

GAS UTILITIES – 2.6%
Consolidated Natural Gas Co., 6.25%,
11/1/2011	2,000,000	2,163,640

K N Energy, Inc., Sr. Note, 6.65%, 3/1/2005	2,750,000	2,855,820

TOTAL GAS UTILITIES		$5,019,460

HOTELS, RESTAURANTS &
LEISURE – 0.6%
Yum! Brands, Inc., Sr. Note, 7.70%, 7/1/2012	1,000,000	$1,157,560

HOUSEHOLD DURABLES – 1.1%
Pulte Corp., Company Guarantee,
7.30%, 10/24/2005	2,000,000	$2,127,740

	Principal
Description	Amount	Value

HOUSEHOLD PRODUCTS – 0.2%
Procter & Gamble Co., Bond,
5.50%, 2/1/2034	$500,000	$472,705

IT SERVICES – 0.6%
Iron Mountain, Inc., Company Guarantee,
6.625%, 1/1/2016	1,250,000	$1,181,250

INDUSTRIAL
CONGLOMERATES – 0.4%
Tyco International Group, Sr. Note,
6.375%, 6/15/2005	750,000	$779,933

INSURANCE – 0.6%
[4]Asif Global Financing, (Series 144A),
4.90%, 1/17/2013	1,175,000	$1,158,562

MEDIA – 2.7%
Clear Channel Communications, Inc.,
6.00%, 11/1/2006	1,250,000	1,328,987

Comcast Corp., Note, 8.125%, 5/1/2004	1,000,000	1,001,430

Liberty Media Group, Deb., 8.25%, 2/1/2030	925,000	1,073,435

Time Warner, Inc., Sr. Note,
9.125%, 1/15/2013	1,500,000	1,846,215

TOTAL MEDIA		$5,250,067

OIL & GAS – 7.4%
Anadarko Petroleum Corp., Sr. Deb.,
7.20%, 3/15/2029	3,800,000	4,197,480

Chesapeake Energy Corp., Sr. Note, 6.875%,
1/15/2016	1,200,000	1,240,500

Conoco, Inc., 7.25%, 10/15/2031	1,290,000	1,471,774

Devon Financing Corp., 6.875%, 9/30/2011	1,900,000	2,108,050

GulfTerra Energy Partners LP, Company
Guarantee, (Series B), 8.50%, 6/1/2010	720,000	813,600

Husky Oil Ltd., Deb., 7.55%, 11/15/2016	2,100,000	2,427,978

Kaneb Pipeline Partners LP, Sr. Note,
5.875%, 6/1/2013	1,250,000	1,259,675

XTO Energy, Inc., Note, 4.90%, 2/1/2014	1,000,000	962,870

TOTAL OIL & GAS		$14,481,927

PAPER & FOREST
PRODUCTS – 0.5%
Westvaco Corp., 6.85%, 11/15/2004	1,000,000	$1,025,290

REAL ESTATE – 1.0%
Boston Properties, Inc., Sr. Note, 5.00%,
6/1/2015	650,000	611,409

iStar Financial, Inc., Sr. Note, (Series 144A),
4.875%, 1/15/2009	1,300,000	1,280,500

TOTAL REAL ESTATE		$1,891,909

SPECIALTY RETAIL – 0.6%
Gap (The), Inc., Note, 6.90%, 9/15/2007	1,000,000	$1,095,000

TELECOMMUNICATION
SERVICES – 3.3%
New York Telephone Co., Deb.,
6.50%, 3/1/2005	1,725,000	1,789,653

TELUS Corp., Note, 8.00%, 6/1/2011	1,150,000	1,334,023

Verizon Global Funding, Note,
4.375%, 6/1/2013	1,500,000	1,395,735

	Principal
Description	Amount	Value
[4]Verizon Wireless, Inc., 1.19%, 5/23/2005	1,865,000	1,863,987

TOTAL TELECOMMUNICATION SERVICES		$6,383,398

THRIFTS & MORTGAGE
FINANCE – 0.5%
Washington Mutual Bank FA, Note,
4.00%, 1/15/2009	1,000,000	$985,590

UTILITIES – 1.0%
Niagara Mohawk Power Corp., Sr. Note,
5.375%, 10/1/2004	$1,000,000	$1,012,890

Pacific Gas & Electric Co., 6.05%, 3/1/2034	1,000,000	946,710

TOTAL UTILITIES		$1,959,600

WIRELESS TELECOMMUNICATION
SERVICES – 1.8%
NEXTEL Communications, Inc., Sr. Note,
6.875%, 10/31/2013	1,125,000	1,150,313

Nextel Partners, Inc., Sr. Note,
8.125%, 7/1/2011	1,125,000	1,186,875

[4]Rogers Wireless, Inc., Sr. Secd. Note,
6.375%, 3/1/2014	1,100,000	1,064,250

TOTAL WIRELESS
TELECOMMUNICATION SERVICES		$3,401,438

TOTAL CORPORATE BONDS
(IDENTIFIED COST $103,139,102)		$103,641,914

GOVERNMENT AGENCIES – 2.6%

DIVERSIFIED FINANCIAL
SERVICES – 1.3%
Student Loan Marketing Association, Note,
(Series MTN), 4.00%, 1/15/2009	2,650,000	$2,631,821

FEDERAL HOME LOAN
MORTGAGE
CORPORATION – 1.3%
Note, (Series MTN), 2.85%, 6/3/2008	2,000,000	1,933,420

Sub. Note, 5.875%, 3/21/2011	500,000	531,645

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$2,465,065

TOTAL GOVERNMENT AGENCIES
(IDENTIFIED COST $5,130,455)		$5,096,886

MORTGAGE BACKED
SECURITIES – 30.4%

FEDERAL HOME LOAN
MORTGAGE
CORPORATION – 7.0%
6TBA 4.50%, 10/1/2033	495,422	465,543

6TBA 5.00%, 6/1/2034	6,000,000	5,795,640

Pool M80835, 3.50%, 7/1/2010	3,222,476	3,159,025

Pool M80843, 3.50%, 9/1/2010	3,337,894	3,272,171

Pool C79603, 6.00%, 2/1/2033	749,534	766,863

Pool 189269, 8.00%, 1/1/2008	230	232

Pool C00478, 8.50%, 9/1/2026	142,552	156,229

Pool 170027, 14.75%, 3/1/2010	5,289	5,866

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$13,621,569

	Principal
Description	Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 21.9%
6TBA 5.00%, 6/1/2018	$14,075,000	$14,132,144

6TBA 5.50%, 6/1/2033	11,600,000	11,534,808

Pool 357539, 5.50%, 4/15/2034	2,806,000	2,800,725

Pool 686398, 6.00%, 3/1/2033	4,453,483	4,556,447

Pool 688987, 6.00%, 5/1/2033	2,213,529	2,264,706

Pool 638023, 6.50%, 4/1/2032	1,010,340	1,051,703

Pool 642345, 6.50%, 5/1/2032	876,446	912,327

Pool 651292, 6.50%, 7/1/2032	2,066,025	2,150,608

Pool 653729, 6.50%, 8/1/2032	2,424,018	2,523,257

Pool 329794, 7.00%, 2/1/2026	365,056	387,645

Pool 487065, 7.00%, 3/1/2029	119,772	127,184

TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		$42,441,554

GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION – 1.5%
Pool 354765, 7.00%, 2/15/2024	580,789	620,352

Pool 385623, 7.00%, 5/15/2024	422,528	451,311

Pool 354827, 7.00%, 5/15/2024	422,958	451,770

Pool 002077, 7.00%, 9/20/2025	167,108	177,656

Pool 373335, 7.50%, 5/15/2022	99,470	107,427

Pool 354677, 7.50%, 10/15/2023	366,874	395,879

Pool 354713, 7.50%, 12/15/2023	163,991	176,956

Pool 360869, 7.50%, 5/15/2024	163,022	175,757

Pool 361843, 7.50%, 10/15/2024	288,103	310,609

TOTAL GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION		$2,867,717

TOTAL MORTGAGE BACKED SECURITIES
(IDENTIFIED COST $59,228,347)		$58,930,840

	Principal
	Amount
Description	or Shares	Value

2NOTES – VARIABLE – 1.6%

CONSUMER FINANCE – 1.0%
American Honda Finance Corp., 1.25%,
7/6/2004	$2,000,000	$2,003,420

MEDIA – 0.6%
Liberty Media Corp., 2.610%, 6/15/2004	1,100,000	$1,118,029

TOTAL NOTES – VARIABLE
(IDENTIFIED COST $3,115,670)		$3,121,449

U.S. TREASURY – 8.2%

U.S. TREASURY NOTES – 8.2%
2.625%, 5/15/2008	600,000	584,628

3.375%, 11/15/2008	1,150,000	1,143,894

3.50%, 11/15/2006	470,000	479,988

4.00%, 2/15/2014	3,500,000	3,363,290

U.S. Treasury Inflation Protected Note,
(Series A-2012) 3.375%, 1/15/2012	7,339,150	8,140,732

U.S. Treasury Inflation Protected Note,
(Series C-2012) 3.00%, 7/15/2012	2,070,820	2,237,790

TOTAL U.S. TREASURY
(IDENTIFIED COST $15,037,882)		$15,950,322

MUTUAL FUND – 0.0%
SSGA Money Market Fund
(AT NET ASSET VALUE)	115	$115

REPURCHASE AGREEMENT – 0.9%
Repurchase agreement with Credit Suisse
First Boston Corp., dated 4/30/2004 due
5/3/2004 at 1.02%, collateralized by a U.S.
Treasury Obligation with maturity of
11/15/2007 (repurchase proceeds
$1,641,760) (AT AMORTIZED COST)	$1,641,620	$1,641,620

TOTAL INVESTMENTS – 114.8%
(IDENTIFIED COST $221,478,195)		$222,726,700

OTHER ASSETS AND
LIABILITIES – NET – (14.8)%		$(28,642,440)

TOTAL NET ASSETS – 100%		$194,084,260

See Notes to Portfolios of Investments

MTB Managed Allocation Fund – Conservative Growth

Description	Shares	Value

5MUTUAL FUNDS – 100.0%

EQUITY FUNDS – 24.6%
MTB International Equity Fund, Class A	37,741	$367,600

MTB Large Cap Stock Fund, Class A	80,078	729,509

MTB Large Cap Value Fund, Class A	70,470	730,073

MTB Small Cap Stock Fund, Class A	47,795	444,493

TOTAL EQUITY FUNDS		$2,271,675

FIXED INCOME FUNDS – 66.3%
MTB Intermediate-Term Bond Fund, Class A	91,994	926,384

Description	Shares	Value

MTB Short Duration Government Bond
Fund, Class IS	258,583	$2,500,492

MTB Short-Term Corporate Bond Fund, Class IS	140,768	1,389,382

MTB U.S. Government Bond Fund, Class A	136,344	1,296,627

TOTAL FIXED INCOME FUNDS		$6,112,885

MONEY MARKET FUND – 9.1%
MTB Prime Money Market Fund, Class IS	835,728	$835,728

TOTAL INVESTMENTS – 100.0%
(IDENTIFIED COST $9,027,819)		$9,220,288

OTHER ASSETS AND LIABILITIES – NET – 0.0%		$4,169

TOTAL NET ASSETS – 100%		$9,224,457

See Notes to Portfolios of Investments

MTB Managed Allocation Fund – Moderate Growth

Description	Shares	Value

5MUTUAL FUNDS – 99.7%

EQUITY FUNDS – 58.9%
MTB International Equity Fund, Class A	327,302	$3,187,922

MTB Large Cap Growth Fund, Class A	474,399	3,605,430

MTB Large Cap Stock Fund, Class A	825,387	7,519,271

MTB Large Cap Value Fund, Class A	344,039	3,564,248

MTB Mid Cap Stock Fund, Class A	234,783	3,524,094

MTB Small Cap Stock Fund, Class A	247,226	2,299,203

TOTAL EQUITY FUNDS		$23,700,168

FIXED INCOME FUNDS – 34.4%
MTB Intermediate-Term Bond Fund, Class A	323,572	3,258,373

Description	Shares	Value

MTB Short Duration Government Bond Fund,
Class IS	464,092	$4,487,766

MTB Short-Term Corporate Bond Fund,
Class IS	330,407	3,261,114

MTB U.S. Government Bond Fund, Class A	299,691	2,850,064

TOTAL FIXED INCOME FUNDS		$13,857,317

MONEY MARKET FUND – 6.4%
MTB Prime Money Market Fund, Class IS	2,575,358	$2,575,358

TOTAL INVESTMENTS – 99.7%
(IDENTIFIED COST $38,377,586)		$40,132,843

OTHER ASSETS AND LIABILITIES – NET – 0.3%		$101,899

TOTAL NET ASSETS – 100%		$40,234,742

See Notes to Portfolios of Investments

MTB Managed Allocation Fund – Aggressive Growth

Description	Shares	Value

5MUTUAL FUNDS – 99.4%

EQUITY FUNDS – 87.5%
MTB International Equity Fund, Class A	270,824	$2,637,829

MTB Large Cap Growth Fund, Class A	400,984	3,047,481

MTB Large Cap Stock Fund, Class A	466,466	4,249,505

MTB Large Cap Value Fund, Class A	222,184	2,301,830

MTB Mid Cap Stock Fund, Class A	128,876	1,934,432

MTB Small Cap Stock Fund, Class A	185,118	1,721,600

TOTAL EQUITY FUNDS		$15,892,677

Description	Shares	Value

FIXED INCOME FUNDS – 6.9%
MTB Short-Term Corporate Bond Fund, Class IS	72,925	$719,766

MTB U.S. Government Bond Fund, Class A	56,694	539,162

TOTAL FIXED INCOME FUNDS		$1,258,928

MONEY MARKET FUND – 5.0%
MTB Prime Money Market Fund, Class IS	905,307	$905,306

TOTAL INVESTMENTS – 99.4%
(IDENTIFIED COST $17,271,223)		$18,056,911

OTHER ASSETS AND LIABILITIES – NET – 0.6%		$109,894

TOTAL NET ASSETS – 100%		$18,166,805

See Notes to Portfolios of Investments

MTB Balanced Fund

	Principal
	Amount
Description	or Shares	Value

ASSET-BACKED SECURITIES – 0.2%
ContiMortgage Home Equity Loan Trust
1998-2, Class A6, 6.360%, 11/15/2019	$15,191	$15,472

Honda Auto Receivables Owner Trust 2002-1,
Class A3, 3.500%, 10/17/2005	319,418	320,730

The Money Store Home Equity Trust 1997-D,
Class AF5, 6.555%, 12/15/2038	37,360	37,370

TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $371,420)		$373,572

COLLATERALIZED MORTGAGE
OBLIGATIONS – 0.9%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 0.5%
(Series 2617), Class GW, 3.500%, 6/15/2016	479,252	473,117

(Series 2347), Class PC, 6.500%, 5/15/2030	297,843	302,343

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION		$775,460

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 0.0%
(Series 1998-23), Class C, 9.750%, 9/25/2018	17,646	$19,218

WHOLE LOAN – 0.4%
Bank of America Mortgage Securities 2003-2,
Class 2A1, 3.628%, 2/25/2034	652,981	$645,537

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (IDENTIFIED COST $1,470,219)		$1,440,215

COMMON STOCKS – 67.6%

AEROSPACE & DEFENSE – 1.4%
Northrop Grumman Corp.	25,000	$2,481,250

AIR FREIGHT & LOGISTICS – 0.6%
United Parcel Service, Inc.	15,000	$1,052,250

AIRLINES – 0.6%
Southwest Airlines Co.	75,000	$1,071,000

AUTO COMPONENTS – 1.6%
Lear Corp.	45,000	$2,727,900

BEVERAGES – 2.3%
PepsiCo, Inc.	70,000	$3,814,300

BIOTECHNOLOGY – 3.5%
[7]Amgen, Inc.	50,000	2,813,500

[7]Biogen Idec, Inc.	20,000	1,180,000

[7]Gilead Sciences, Inc.	30,000	1,824,900

TOTAL BIOTECHNOLOGY		$5,818,400

CAPITAL MARKETS – 3.1%
Bank of New York Co., Inc.	70,000	2,039,800

Morgan Stanley	60,000	3,083,400

TOTAL CAPITAL MARKETS		$5,123,200

Description	Shares	Value

COMMUNICATIONS
EQUIPMENT – 4.3%
[7]Cisco Systems, Inc.	190,000	$3,965,300

[7]Corning, Inc.	285,000	3,143,550

TOTAL COMMUNICATIONS EQUIPMENT		$7,108,850

COMPUTERS &
PERIPHERALS – 4.5%
[7]Dell, Inc.	55,000	1,909,050

EMC Corp. Mass	220,000	2,455,200

IBM Corp.	35,000	3,085,950

TOTAL COMPUTERS & PERIPHERALS		$7,450,200

CONSUMER FINANCE – 1.4%
Capital One Financial Corp.	35,000	$2,293,550

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 2.5%
[7]Jabil Circuit, Inc.	115,000	3,034,850

[7]Solectron Corp.	240,000	1,176,000

TOTAL ELECTRONIC EQUIPMENT &
INSTRUMENTS		$4,210,850

ENERGY EQUIPMENT &
SERVICES – 2.7%
[7]Nabors Industries Ltd.	50,000	2,218,000

[7]Weatherford International Ltd.	53,000	2,304,440

TOTAL ENERGY EQUIPMENT & SERVICES		$4,522,440

FOOD & STAPLES
RETAILING – 1.5%
Sysco Corp.	30,000	1,147,500

Wal-Mart Stores, Inc.	25,000	1,425,000

TOTAL FOOD & STAPLES RETAILING		$2,572,500

FOOD PRODUCTS – 1.0%
General Mills, Inc.	35,000	$1,706,250

HEALTHCARE EQUIPMENT &
SUPPLIES – 2.7%
[7]Boston Scientific Corp.	55,000	2,265,450

Medtronic, Inc.	45,000	2,270,700

TOTAL HEALTHCARE EQUIPMENT &
SUPPLIES		$4,536,150

HEALTHCARE PROVIDERS &
SERVICES – 1.2%
[7]Express Scripts, Inc., Class A	25,300	$1,956,702

HOUSEHOLD PRODUCTS – 2.8%
Colgate-Palmolive Co.	25,000	1,447,000

Procter & Gamble Co.	30,000	3,172,500

TOTAL HOUSEHOLD PRODUCTS		$4,619,500

Description	Shares	Value

IT SERVICES – 1.4%
[7]Accenture Ltd.	45,000	$1,069,650

First Data Corp.	30,000	1,361,700

TOTAL IT SERVICES		$2,431,350

INDUSTRIAL
CONGLOMERATES – 3.0%
General Electric Co.	170,000	$5,091,500

INSURANCE – 1.3%
American International Group, Inc.	30,000	$2,149,500

MEDIA – 1.9%
[7]Comcast Corp., Class A	60,000	1,806,000

Viacom, Inc., Class B	35,000	1,352,750

TOTAL MEDIA		$3,158,750

MULTILINE RETAIL – 0.6%
Target Corp.	25,000	$1,084,250

PERSONAL PRODUCTS – 1.0%
Gillette Co.	40,000	$1,636,800

PHARMACEUTICALS – 9.6%
Abbott Laboratories	35,000	1,540,700

Johnson & Johnson	50,000	2,701,500

Lilly (Eli) & Co.	24,200	1,786,202

Merck & Co., Inc.	40,000	1,880,000

Pfizer, Inc.	158,000	5,650,080

Wyeth	65,000	2,474,550

TOTAL PHARMACEUTICALS		$16,033,032

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 3.9%
Intel Corp.	150,000	3,859,500

STMicroelectronics N.V.	60,000	1,306,200

[7]Taiwan Semiconductor Manufacturing
Co., ADR	135,000	1,286,550

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$6,452,250

SOFTWARE – 4.9%
Microsoft Corp.	170,000	4,414,900

[7]Novell, Inc.	110,000	1,060,400

[7]Veritas Software Corp.	100,000	2,667,000

TOTAL SOFTWARE		$8,142,300

SPECIALTY RETAIL – 1.7%
Home Depot, Inc.	50,000	1,759,500

Lowe’s Cos., Inc.	20,000	1,041,200

TOTAL SPECIALTY RETAIL		$2,800,700

THRIFTS & MORTGAGE
FINANCE – 0.6%
Federal National Mortgage Association	13,965	$959,675

TOTAL COMMON STOCKS
(IDENTIFIED COST $104,334,537)		$113,005,399

	Principal
Description	Amount	Value

CORPORATE BONDS – 11.5%

AUTO COMPONENTS – 0.3%
Dana Corp., Sr. Note, 6.500%, 3/1/2009	$225,000	$238,500

Lear Corp., Company Guarantee,
8.110%, 5/15/2009	250,000	287,812

TOTAL AUTO COMPONENTS		$526,312

AUTOMOBILES – 0.3%
DaimlerChrysler North America Holding Corp.,
6.500%, 11/15/2013	300,000	309,147

General Motors Corp., Note, 8.375%, 7/15/2033	225,000	243,783

TOTAL AUTOMOBILES		$552,930

BANKS – 1.2%
Bank of New York Institutional Capital Trust,
Company Guarantee, 7.780%, 12/1/2026	500,000	535,980

BankBoston Capital Trust III, Company
Guarantee, 1.860%, 6/15/2027	170,000	168,713

Mellon Capital I, Company Guarantee,
(Series A), 7.720%, 12/1/2026	600,000	646,218

Mellon Capital II, Company Guarantee,
(Series B), 7.995%, 1/15/2027	500,000	558,280

Suntrust Capital III, Company Guarantee,
1.760%, 3/15/2028	152,000	149,144

TOTAL BANKS		$2,058,335

CAPITAL MARKETS – 0.1%
Goldman Sachs Group, Inc., Sub. Note,
6.345%, 2/15/2034	225,000	$216,283

COMMERCIAL BANKS – 0.9%
Bank of America Corp., 5.250%, 2/1/2007	1,500,000	$1,580,325

CONSUMER FINANCE – 0.7%
Household Finance Corp., Note, 6.375%,
10/15/2011	1,000,000	$1,086,510

DIVERSIFIED FINANCIAL
SERVICES – 1.5%
Citicorp Capital I, Company Guarantee,
7.933%, 2/15/2027	250,000	275,142

Citigroup, Inc., 6.500%, 1/18/2011	1,300,000	1,442,662

Newcourt Credit Group, Inc., Company
Guarantee, 6.875%, 2/16/2005	500,000	519,860

Student Loan Marketing Association, Note,
(Series MTN), 4.000%, 1/15/2009	375,000	372,428

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,610,092

ELECTRIC UTILITIES – 0.5%
Alabama Power Co., Sr. Note, (Series S),
5.875%, 12/1/2022	400,000	396,552

Duke Capital Corp., Sr. Note, 6.250%,
2/15/2013	230,000	238,404

FirstEnergy Corp., 7.375%, 11/15/2031	235,000	247,622

TOTAL ELECTRIC UTILITIES		$882,578

ELECTRICAL EQUIPMENT – 0.5%
Hydro Quebec, Deb., 8.050%, 7/7/2024	575,000	$726,271

	Principal
Description	Amount	Value

ENERGY REFINER – 0.2%
Premcor Refining Group, Sr. Sub. Note,
7.750%, 2/1/2012	$225,000	$237,375

FOOD PRODUCTS – 0.2%
Kraft Foods, Inc., Note, 6.250%, 6/1/2012	300,000	$321,744

GAS UTILITIES – 0.7%
Consolidated Natural Gas Co.,
6.250%, 11/1/2011	635,000	$686,956

K N Energy, Inc., Sr. Note, 6.650%, 3/1/2005	500,000	519,240

TOTAL GAS UTILITIES		$1,206,196

HOTELS, RESTAURANTS &
LEISURE – 0.2%
Yum! Brands, Inc., Sr. Note, 7.700%, 7/1/2012	225,000	$260,451

HOUSEHOLD DURABLES – 0.3%
Pulte Corp., Company Guarantee,
7.300%, 10/24/2005	500,000	$531,935

IT SERVICES – 0.1%
Iron Mountain, Inc., Company Guarantee,
6.625%, 1/1/2016	250,000	$236,250

MEDIA – 1.0%
Clear Channel Communications, Inc., 6.000%,
11/1/2006	750,000	797,392

Liberty Media Group, Deb., 8.250%, 2/1/2030	200,000	232,094

Time Warner, Inc., Sr. Note, 9.125%,
1/15/2013	500,000	615,405

TOTAL MEDIA		$1,644,891

OIL & GAS – 1.1%
Anadarko Petroleum Corp., Sr. Deb.,
7.200%, 3/15/2029	500,000	552,300

Chesapeake Energy Corp., Sr. Note,
6.875%, 1/15/2016	225,000	232,594

Husky Oil Ltd., Deb., 7.550%, 11/15/2016	725,000	838,231

XTO Energy, Inc., Note, 4.900%, 2/1/2014	250,000	240,718

TOTAL OIL & GAS		$1,863,843

REAL ESTATE – 0.2%
Rouse Co., 5.375%, 11/26/2013	400,000	$393,548

ROAD & RAIL – 0.7%
Union Pacific Corp., 7.375%, 9/15/2009	1,000,000	$1,135,180

UTILITY – 0.2%
Pacific Gas & Electric Co., 6.050%, 3/1/2034	250,000	$236,677

WIRELESS TELECOMMUNICATION
SERVICES – 0.6%
NEXTEL Communications, Inc., Sr. Note,
6.875%, 10/31/2013	225,000	230,062

Nextel Partners, Inc., Sr. Note, 8.125%,
7/1/2011	225,000	237,375

Rogers Wireless, Inc., Sr. Secd. Note, 6.375%,
3/1/2014	250,000	241,875

	Principal
Description	Amount	Value

TELUS Corp., Note, 8.000%, 6/1/2011	$250,000	$290,005

TOTAL WIRELESS
TELECOMMUNICATION SERVICES		$999,317

TOTAL CORPORATE BONDS
(IDENTIFIED COST $18,335,335)		$19,307,043

GOVERNMENT AGENCIES – 6.7%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 4.0%
4.000%, 9/15/2019	1,642,390	1,664,349

Note, (Series), 5.250%, 1/15/2006	2,000,000	2,095,880

Note, (Series MTN), 2.200%, 12/30/2005	1,000,000	996,240

Sub. Note, 5.875%, 3/21/2011	1,775,000	1,887,340

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$6,643,809

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 2.7%
Note, 2.250%, 5/15/2006	2,000,000	1,989,100

Sub. Note, 5.250%, 8/1/2012	2,500,000	2,519,675

TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		$4,508,775

TOTAL GOVERNMENT AGENCIES (IDENTIFIED
COST $10,978,077)		$11,152,284

MORTGAGE BACKED
SECURITIES – 7.1%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 2.3%
Pool A15865, 5.500%, 11/1/2033	2,750,341	2,747,756

Pool A19412, 5.000%, 3/1/2034	988,922	959,255

Pool E46188, 6.500%, 4/1/2008	124,643	131,343

Pool C00478, 8.500%, 9/1/2026	15,839	17,359

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$3,855,713

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 3.9%
6TBA, 5.000%, 6/1/2018	5,000,000	5,020,300

Pool 752660, 5.500%, 2/1/2034	578,154	577,067

Pool 124221, 7.000%, 2/1/2007	25,780	27,023

Pool 333854, 7.000%, 12/1/2025	48,021	50,993

Pool 329794, 7.000%, 2/1/2026	308,461	327,549

Pool 527006, 7.500%, 1/1/2030	87,931	94,031

Pool 253113, 7.500%, 3/1/2030	264,515	282,867

Pool 533246, 7.500%, 4/1/2030	117,402	125,583

Pool 8245, 8.000%, 12/1/2008	54,695	58,506

TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		$6,563,919

	Principal
Description	Amount	Value

GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION – 0.9%
Pool 354765, 7.000%, 2/15/2024	$331,437	$354,014

Pool 354827, 7.000%, 5/15/2024	253,775	271,062

Pool 385623, 7.000%, 5/15/2024	253,517	270,786

Pool 2077, 7.000%, 9/20/2025	125,331	133,242

Pool 354677, 7.500%, 10/15/2023	330,183	356,288

Pool 354713, 7.500%, 12/15/2023	109,178	117,809

TOTAL GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION		$1,503,201

TOTAL MORTGAGE BACKED SECURITIES
(IDENTIFIED COST $11,779,388)		$11,922,833

2NOTES – VARIABLE – 0.4%

DIVERSIFIED FINANCIAL
SERVICES – 0.3%
CIT Group, Inc., 1.200%, 6/1/2004	500,000	$500,320

MEDIA – 0.1%
Liberty Media Corp., 2.610%, 6/15/2004	220,000	$223,606

TOTAL NOTES – VARIABLE
(IDENTIFIED COST $723,134)		$723,926

	Principal
	Amount
Description	or Shares	Value

U.S. TREASURY – 3.3%

U.S. TREASURY NOTES – 3.3%
2.375%, 8/15/2006	$2,000,000	$1,994,680

4.00%, 2/15/2014	1,040,000	999,378

4.25%, 8/15/2013	90,000	88,538

U.S. Treasury Inflation Protected Note, (Series
A-2011), 3.50%, 1/15/2011	2,101,862	2,341,285

TOTAL U.S. TREASURY
(IDENTIFIED COST $5,238,975)		$5,423,881

MUTUAL FUNDS – 2.4%
SSGA Money Market Fund	3,957,691	3,957,691

SSGA U.S. Government Money Market Fund	700	700

TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)		$3,958,391

TOTAL INVESTMENTS – 100.1%
(IDENTIFIED COST $157,189,476)		$167,307,844

OTHER ASSETS AND
LIABILITIES – NET – (0.1)%		$(188,529)

TOTAL NET ASSETS – 100%		$167,119,315

See Notes to Portfolios of Investments

MTB Social Balanced Fund

	Principal
	Amount
Description	or Shares	Value

ASSET-BACKED SECURITIES – 4.1%
ANRC Auto Owner Trust 2001-A, Class A4,
4.320%, 6/16/2008	$92,416	$93,734

Whole Auto Loan Trust 2002-1, Class A3, 2.600%,
8/15/2006	50,000	50,377

TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $142,409)		$144,111

COLLATERALIZED MORTGAGE
OBLIGATIONS – 3.3%

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 0.7%
(Series T045), Class A3, 4.105%, 10/27/2031	25,000	$25,334

WHOLE LOAN – 2.6%
Bank of America Mortgage Securities 2003-2,
Class 2A1, 3.628%, 2/25/2034	93,283	$92,220

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (IDENTIFIED COST $118,282)		$117,554

COMMON STOCKS – 50.7%

AIR FREIGHT & LOGISTICS – 0.7%
United Parcel Service, Inc.	350	$24,552

AIRLINES – 0.7%
Southwest Airlines Co.	1,700	$24,276

Description	Shares	Value

AUTO COMPONENTS – 1.2%
Lear Corp.	700	$42,434

BEVERAGES – 0.6%
PepsiCo, Inc.	400	21,796

BIOTECHNOLOGY – 3.1%
[7]Amgen, Inc.	1,000	56,270

[7]Biogen Idec, Inc.	400	23,600

[7]Gilead Sciences, Inc.	500	30,415

TOTAL BIOTECHNOLOGY		$110,285

CAPITAL MARKETS – 2.6%
Bank of New York Co., Inc.	1,250	36,425

Morgan Stanley	1,100	56,529

TOTAL CAPITAL MARKETS		$92,954

COMMUNICATIONS
EQUIPMENT – 3.7%
[7]Cisco Systems, Inc.	4,000	83,480

[7]Corning, Inc.	3,600	39,708

Nokia Oyj, Class A, ADR	500	7,005

TOTAL COMMUNICATIONS EQUIPMENT		$130,193

Description	Shares	Value

COMPUTERS &
PERIPHERALS – 3.4%
[7]Dell, Inc.	1,100	$38,181

7EMC Corp. Mass	4,200	46,872

IBM Corp.	400	35,268

TOTAL COMPUTERS & PERIPHERALS		$120,321

CONSUMER FINANCE – 1.4%
Capital One Financial Corp.	750	$49,147

ELECTRICAL EQUIPMENT – 1.0%
Emerson Electric Co.	600	$36,132

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 2.1%
[7]Jabil Circuit, Inc.	2,000	52,780

[7]Solectron Corp.	4,500	22,050

TOTAL ELECTRONIC EQUIPMENT &
INSTRUMENTS		$74,830

ENERGY EQUIPMENT &
SERVICES – 1.5%
[7]Nabors Industries Ltd.	500	22,180

[7]Weatherford International Ltd.	700	30,436

TOTAL ENERGY EQUIPMENT & SERVICES		$52,616

FOOD & STAPLES RETAILING – 1.0%
Wal-Mart Stores, Inc.	600	$34,200

FOOD PRODUCTS – 0.4%
General Mills, Inc.	300	$14,625

HEALTHCARE EQUIPMENT &
SUPPLIES – 2.7%
[7]Boston Scientific Corp.	1,200	49,428

Medtronic, Inc.	950	47,937

TOTAL HEALTHCARE EQUIPMENT & SUPPLIES		$97,365

HEALTHCARE PROVIDERS &
SERVICES – 1.5%
Cardinal Health, Inc.	200	14,650

[7]Express Scripts, Inc., Class A	500	38,670

TOTAL HEALTHCARE PROVIDERS & SERVICES		$53,320

HOUSEHOLD DURABLES – 1.6%
Koninklijke (Royal) Philips Electronics NV, ADR	700	18,767

Newell Rubbermaid, Inc.	1,550	36,642

TOTAL HOUSEHOLD DURABLES		$55,409

HOUSEHOLD PRODUCTS – 0.9%
Procter & Gamble Co.	300	$31,725

IT SERVICES – 0.7%
[7]Accenture Ltd.	1,000	$23,770

INSURANCE – 1.0%
American International Group, Inc.	500	$35,825

Description	Shares	Value

MACHINERY – 2.0%
Danaher Corp.	400	$37,008

Illinois Tool Works, Inc.	400	34,484

TOTAL MACHINERY		$71,492

MEDIA – 1.8%
[7]Comcast Corp., Class A	1,200	36,120

Viacom, Inc., Class B	750	28,987

TOTAL MEDIA		$65,107

MULTILINE RETAIL – 0.7%
Target Corp.	600	$26,022

OIL & GAS – 0.8%
BP PLC, ADR	500	$26,450

PERSONAL PRODUCTS – 1.0%
Gillette Co.	900	$36,828

PHARMACEUTICALS – 2.7%
[7]Eon Labs, Inc.	400	26,300

Lilly (Eli) & Co.	500	36,905

Merck & Co., Inc.	500	23,500

[7]Taro Pharmaceutical Industries Ltd.	250	10,812

TOTAL PHARMACEUTICALS		$97,517

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 3.2%
Intel Corp.	3,000	77,190

[7]Taiwan Semiconductor Manufacturing Co., ADR	2,500	23,825

Texas Instruments, Inc.	500	12,550

TOTAL SEMICONDUCTOR EQUIPMENT &
PRODUCTS		$113,565

SOFTWARE – 4.6%
Microsoft Corp.	3,700	96,089

[7]Novell, Inc.	2,400	23,136

[7]Veritas Software Corp.	1,700	45,339

TOTAL SOFTWARE		$164,564

SPECIALTY RETAIL – 1.7%
Home Depot, Inc.	1,100	38,709
Lowe's Cos., Inc.	400	20,824

TOTAL SPECIALTY RETAIL		$59,533

THRIFTS & MORTGAGE
FINANCE – 0.4%
Federal National Mortgage Association	200	$13,744

TOTAL COMMON STOCKS
(IDENTIFIED COST $1,753,003)		$1,800,597

	Principal
Description	Amount	Value

CORPORATE BONDS – 17.6%

AUTOMOBILES – 1.3%
DaimlerChrysler North America Holding Corp.,
Company Guarantee, 6.900%, 9/1/2004	$30,000	$30,515

General Motors Corp., Note, 8.375%, 7/15/2033	15,000	16,252

TOTAL AUTOMOBILES		$46,767

BANKS – REGIONAL – 0.6%
Fleet National Bank, (Series BKNT), 5.750%,
1/15/2009	20,000	$21,394

BANKS – 1.6%
U.S. Bank NA, 6.375%, 8/1/2011	50,000	$54,925

CAPITAL MARKETS – 1.9%
Bear Stearns Cos., Inc., Sr. Note, 7.250%,
10/15/2006	25,000	27,484

Goldman Sachs Group, Inc., 7.500%, 1/28/2005	25,000	26,083

Goldman Sachs Group, Inc., Sub. Note, 6.345%,
2/15/2034	15,000	14,419

TOTAL CAPITAL MARKETS		$67,986

CONSUMER FINANCE – 2.7%
American General Finance Corp., Note, (Series G),
5.375%, 10/1/2012	30,000	30,617

John Deere Capital Corp., Bond, 5.100%,
1/15/2013	40,000	40,244

MBNA Corp., Note, 4.625%, 9/15/2008	25,000	25,425

TOTAL CONSUMER FINANCE		$96,286

DIVERSIFIED FINANCIAL
SERVICES – 3.0%
Heller Financial, Inc., Note, 6.375%, 3/15/2006	25,000	26,735

National Rural Utilities Cooperative Finance Corp.,
Note, (Series MTNC), 6.500%, 3/1/2007	25,000	27,038

Wells Fargo Financial, Inc., Note, (Series
7373761), 6.125%, 4/18/2012	50,000	53,786

TOTAL DIVERSIFIED FINANCIAL SERVICES		$107,559

ELECTRIC UTILITIES – 1.2%
Duke Capital Corp., Sr. Note, 6.250%, 2/15/2013	15,000	15,548

FirstEnergy Corp., 7.375%, 11/15/2031	15,000	15,806

Xcel Energy, Inc., Sr. Note, 3.400%, 7/1/2008	10,000	9,668

TOTAL ELECTRIC UTILITIES		$41,022

FOOD & STAPLES RETAILING – 0.4%
Wal-Mart Stores, Inc., Note, 4.550%, 5/1/2013	15,000	$14,557

FOOD PRODUCTS – 0.8%
Kraft Foods, Inc., Note, 6.250%, 6/1/2012	25,000	$26,812

GAS UTILITIES – 0.7%
K N Energy, Inc., Sr. Note, 6.650%, 3/1/2005	25,000	$25,962

HOTELS RESTAURANTS &
LEISURE – 0.5%
Yum! Brands, Inc., Sr. Note, 7.700%, 7/1/2012	15,000	$17,363

	Principal
Description	Amount	Value

MEDIA – 1.3%
Clear Channel Communications, Inc., 6.000%,
11/1/2006	$15,000	$15,948

Time Warner, Inc., Sr. Note, 9.125%, 1/15/2013	25,000	30,770

TOTAL MEDIA		$46,718

OIL & GAS – 0.8%
Devon Financing Corp., 6.875%, 9/30/2011	25,000	$27,738

TELECOMMUNICATIONS – 0.8%
[4]Verizon Wireless, Inc., 1.190%, 5/23/2005	30,000	$29,984

TOTAL CORPORATE BONDS
(IDENTIFIED COST $615,262)		$625,073

GOVERNMENT AGENCIES – 7.8%

FEDERAL HOME LOAN BANK – 2.4%
Bond, 6.875%, 8/15/2005	80,000	$84,926

FEDERAL HOME LOAN MORTGAGE
CORPORATION – 2.4%
Discount Bond, 4.000%, 10/29/2007	75,000	75,794

Note, (Series MTN), 2.850%, 6/3/2008	10,000	9,667

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		$85,461

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 3.0%
Sub. Note, 5.500%, 5/2/2006	100,000	$105,566

TOTAL GOVERNMENT AGENCIES
(IDENTIFIED COST $268,261)		$275,953

MORTGAGE BACKED SECURITIES – 5.6%

FEDERAL NATIONAL MORTGAGE
ASSOCIATION – 5.6%
[6]Pool TBA 5.000%, 6/1/2018
(IDENTIFIED COST $199,000)	200,000	$200,812

[1,2]NOTES – VARIABLE – 0.4%

MEDIA – 0.4%
Liberty Media Corp., 2.610%, 6/15/2004
(IDENTIFIED COST $15,214)	15,000	$15,246

U.S. TREASURY – 8.7%

U.S. TREASURY BONDS – 2.5%
5.375%, 2/15/2031	88,000	$89,141

U.S. TREASURY NOTES – 6.2%
3.625%, 5/15/2013	30,000	28,336

4.000%, 2/15/2014	35,000	33,633

4.250%, 8/15/2013	10,000	9,838

4.250%, 11/15/2013	10,000	9,814

U.S. Treasury Inflation Protected Note, (Series A-
2011), 3.50%, 1/15/2011	21,393	23,830

	Principal
	Amount
Description	or Shares	Value

U.S. Treasury Inflation Protected Note,
(Series A-2012), 3.375%, 1/15/2012	$52,422	$58,148

U.S. Treasury Inflation Protected Note,
(Series C-2012), 3.00%, 7/15/2012	51,771	55,945

TOTAL U.S. TREASURY NOTES		$219,544

TOTAL U.S. TREASURY
(IDENTIFIED COST $307,089)		$308,685

MUTUAL FUND – 0.0%
SSGA Money Market Fund
(AT NET ASSET VALUE)	3	$3

	Principal
Description	Amount	Value

REPURCHASE AGREEMENT – 6.8%
Repurchase agreement with Credit Suisse First
Boston Corp., dated 4/30/2004, due 5/3/2004 at
1.02%, collateralized by a U. S. Treasury
Obligation with maturity of 11/15/2007
(repurchase proceeds $242,360)
(AT AMORTIZED COST)	$242,339	$242,339

TOTAL INVESTMENTS – 105.0%
(IDENTIFIED COST $3,660,862)		$3,730,373

OTHER ASSETS AND
LIABILITIES – NET – (5.0)%		$(176,477)

TOTAL NET ASSETS – 100%		$3,553,896

See Notes to Portfolios of Investments

MTB Equity Income Fund

Description	Shares	Value

COMMON STOCKS – 95.8%

AEROSPACE & DEFENSE – 2.8%
United Technologies Corp.	25,000	$2,156,500

BEVERAGES – 2.4%
PepsiCo, Inc.	35,000	$1,907,150

BUILDING PRODUCTS – 2.1%
Masco Corp.	60,000	$1,680,600

CAPITAL MARKETS – 2.3%
Waddell & Reed Financial, Inc., Class A	80,000	$1,778,400

CHEMICALS – 1.6%
Eastman Chemical Co.	30,000	$1,277,100

COMMERCIAL BANKS – 6.7%
Bank of America Corp.	12,244	985,520

KeyCorp	41,425	1,230,322

U.S. Bancorp	42,500	1,089,700

Wells Fargo & Co.	34,900	1,970,454

TOTAL COMMERCIAL BANKS		$5,275,996

COMMUNICATIONS
EQUIPMENT – 3.0%
Motorola, Inc.	80,000	1,460,000

Nokia Oyj, Class A, ADR	65,400	916,254

TOTAL COMMUNICATIONS EQUIPMENT		$2,376,254

COMPUTERS &
PERIPHERALS – 2.3%
IBM Corp.	20,000	$1,763,400

DIVERSIFIED FINANCIAL
SERVICES – 2.8%
Citigroup, Inc.	45,000	$2,164,050

Description	Shares	Value

DIVERSIFIED TELECOMMUNICATION
SERVICES – 2.8%
BellSouth Corp.	45,000	$1,161,450

Verizon Communications	27,000	1,018,980

TOTAL DIVERSIFIED
TELECOMMUNICATION SERVICES		$2,180,430

ELECTRIC UTILITIES – 2.9%
Exelon Corp.	20,000	1,338,800

Pepco Holdings, Inc.	50,000	947,000

TOTAL ELECTRIC UTILITIES		$2,285,800

ELECTRICAL EQUIPMENT – 1.5%
Cooper Industries, LTD., Class A	20,825	$1,143,501

ENERGY EQUIPMENT &
SERVICES – 2.6%
Schlumberger Ltd.	35,000	$2,048,550

FOOD PRODUCTS – 5.0%
General Mills, Inc.	21,000	1,023,750

Kellogg Co.	40,000	1,716,000

Kraft Foods, Inc., Class A	35,000	1,151,850

TOTAL FOOD PRODUCTS		$3,891,600

HOUSEHOLD DURABLES – 3.6%
Koninklijke (Royal) Philips Electronics NV, ADR	60,000	1,608,600

Newell Rubbermaid, Inc.	50,000	1,182,000

TOTAL HOUSEHOLD DURABLES		$2,790,600

HOUSEHOLD PRODUCTS – 1.8%
Procter & Gamble Co.	13,000	$1,374,750

INDUSTRIAL
CONGLOMERATES – 3.0%
General Electric Co.	78,000	$2,336,100

Description	Shares	Value

INSURANCE – 4.5%
Ace Ltd.	28,000	$1,227,520

Allstate Corp.	31,775	1,458,472

Lincoln National Corp.	19,075	856,086

TOTAL INSURANCE		$3,542,078

MACHINERY – 2.7%
Harsco Corp.	18,450	803,129

Illinois Tool Works, Inc.	15,000	1,293,150

TOTAL MACHINERY		$2,096,279

MEDIA – 2.2%
Clear Channel Communications, Inc.	23,000	954,270

Walt Disney Co.	35,000	806,050

TOTAL MEDIA		$1,760,320

METALS & MINING – 1.6%
Alcoa, Inc.	40,000	$1,230,000

MULTI-UTILITIES &
UNREGULATED POWER – 2.1%
Constellation Energy Group	42,000	$1,616,160

MULTILINE RETAIL – 2.2%
Target Corp.	40,000	$1,734,800

OIL & GAS – 6.0%
BP PLC, ADR	25,000	1,322,500

ChevronTexaco Corp.	15,000	1,372,500

ExxonMobil Corp.	48,000	2,042,400

TOTAL OIL & GAS		$4,737,400

PHARMACEUTICALS – 9.5%
Abbott Laboratories	35,000	1,540,700

Lilly (Eli) & Co.	11,000	811,910

Merck & Co., Inc.	34,000	1,598,000

Pfizer, Inc.	55,000	1,966,800

Wyeth	40,000	1,522,800

TOTAL PHARMACEUTICALS		$7,440,210

REAL ESTATE – 5.7%
Boston Properties, Inc.	20,000	940,000

New Plan Excel Realty Trust	40,000	897,600

Simon Property Group, Inc.	22,000	1,060,620

St. Joe Co.	20,300	795,760

Thornburg Mortgage Asset Co.	31,300	810,044

TOTAL REAL ESTATE		$4,504,024

Description	Shares	Value

ROAD & RAIL – 1.0%
Werner Enterprises, Inc.	40,000	$799,600

SEMICONDUCTOR EQUIPMENT & PRODUCTS – 3.3%
Intel Corp.	51,600	1,327,668

Texas Instruments, Inc.	50,000	1,255,000

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$2,582,668

SOFTWARE – 3.4%
Computer Associates International, Inc.	25,000	670,250

Microsoft Corp.	76,000	1,973,720

TOTAL SOFTWARE		$2,643,970

SPECIALTY RETAIL – 1.0%
Pier 1 Imports, Inc.	38,000	$785,080

TOBACCO – 1.4%
Altria Group, Inc.	20,000	$1,107,600

TOTAL COMMON STOCKS
(IDENTIFIED COST $61,583,729)		$75,010,970

PREFERRED STOCK – 2.0%

AEROSPACE & DEFENSE – 2.0%
Northrop Grumman Corp., Conv. Pfd., $7.25,
Annual Dividend
(IDENTIFIED COST $1,578,835)	15,000	$1,569,450

MUTUAL FUNDS – 2.1%
SSGA Money Market Fund	1,627,966	1,627,966

SSGA US Government Money Market Fund	9	9

TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)		$1,627,975

TOTAL INVESTMENTS – 99.9%
(IDENTIFIED COST $64,790,539)		$78,208,395

OTHER ASSETS AND LIABILITIES – NET – 0.1%		$66,635

TOTAL NET ASSETS – 100%		$78,275,030

See Notes to Portfolios of Investments

MTB Large Cap Value Fund

Description	Shares	Value

COMMON STOCKS – 94.9%

AEROSPACE & DEFENSE – 2.9%
Honeywell International, Inc.	23,800	$823,004

Lockheed Martin Corp.	18,805	896,998

Raytheon Co.	26,020	839,405

TOTAL AEROSPACE & DEFENSE		$2,559,407

AUTO COMPONENTS – 1.1%
Lear Corp.	16,005	$970,223

CAPITAL MARKETS – 3.1%
Bank of New York Co., Inc.	33,500	976,190

Morgan Stanley	34,220	1,758,566

TOTAL CAPITAL MARKETS		$2,734,756

CHEMICALS – 1.1%
Du Pont (E.I.) de Nemours & Co.	23,800	$1,022,210

COMMERCIAL BANKS – 7.6%
Bank of America Corp.	34,079	2,743,019

KeyCorp	30,600	908,820

U.S. Bancorp	32,292	827,967

Wachovia Corp.	23,800	1,088,850

Wells Fargo & Co.	22,754	1,284,691

TOTAL COMMERCIAL BANKS		$6,853,347

COMMERCIAL SERVICES &
SUPPLIES – 1.5%
Cendant Corp.	57,100	$1,352,128

COMMUNICATIONS
EQUIPMENT – 4.1%
[7]Lucent Technologies, Inc.	263,550	888,163

Motorola, Inc.	50,000	912,500

Nokia Oyj, Class A, ADR	93,000	1,302,930

[7]Nortel Networks Corp.	161,325	603,356

TOTAL COMMUNICATIONS EQUIPMENT		$3,706,949

COMPUTERS & PERIPHERALS – 1.0%
[7]Electronics for Imaging, Inc.	36,200	$918,756

CONSUMER FINANCE – 1.8%
Capital One Financial Corp.	25,090	$1,644,148

DIVERSIFIED FINANCIAL
SERVICES – 4.3%
Citigroup, Inc.	80,233	$3,858,405

DIVERSIFIED TELECOMMUNICATION
SERVICES – 3.1%
BellSouth Corp.	27,600	712,356

SBC Communications, Inc.	31,790	791,571

Verizon Communications	34,825	1,314,296

TOTAL DIVERSIFIED
TELECOMMUNICATION SERVICES		$2,818,223

Description	Shares	Value

ELECTRIC UTILITIES – 2.6%
DTE Energy Co.	26,106	$1,018,656

FPL Group, Inc.	13,100	833,422

Pepco Holdings, Inc.	27,063	512,573

TOTAL ELECTRIC UTILITIES		$2,364,651

ELECTRICAL EQUIPMENT – 1.4%
Cooper Industries, LTD., Class A	23,400	$1,284,894

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 1.5%
[7]Solectron Corp.	154,600	757,540

Symbol Technologies, Inc.	50,370	604,440

TOTAL ELECTRONIC
EQUIPMENT & INSTRUMENTS		$1,361,980

ENERGY EQUIPMENT &
SERVICES – 2.4%
Schlumberger Ltd.	17,175	1,005,253

[7]Transocean Sedco Forex, Inc.	39,590	1,099,414

TOTAL ENERGY EQUIPMENT & SERVICES		$2,104,667

HEALTHCARE PROVIDERS &
SERVICES – 4.1%
[7]Caremark Rx, Inc.	37,000	1,252,450

HCA - The Healthcare Corp.	21,540	875,170

Health Management Association, Class A	65,311	1,510,643

TOTAL HEALTHCARE PROVIDERS & SERVICES		$3,638,263

HOTELS, RESTAURANTS &
LEISURE – 0.8%
Carnival Corp.	16,805	$717,069

HOUSEHOLD DURABLES – 1.2%
Newell Rubbermaid, Inc.	46,285	$1,094,177

HOUSEHOLD PRODUCTS – 1.2%
Kimberly-Clark Corp.	15,900	$1,040,655

IT SERVICES – 1.1%
First Data Corp., Class	22,200	$1,007,658

INDUSTRIAL
CONGLOMERATES – 1.6%
General Electric Co.	48,255	$1,445,237

INSURANCE – 9.4%
Allstate Corp.	28,900	1,326,510

American International Group, Inc.	41,650	2,984,223

Hartford Financial Services Group, Inc.	28,850	1,762,158

Lincoln National Corp.	34,200	1,534,896

The St. Paul Travelers Cos., Inc.	20,900	850,003

TOTAL INSURANCE		$8,457,790

LEISURE EQUIPMENT &
PRODUCTS – 1.1%
Mattel, Inc.	59,062	$1,001,692

Description	Shares	Value

MEDIA – 7.7%
Clear Channel Communications, Inc.	21,727	$901,453

[7]Comcast Corp., Class A	48,635	1,463,914

[7]Liberty Media Corp., Class A	99,144	1,084,635

[7]Time Warner, Inc.	77,692	1,306,779

Viacom, Inc., Class B	35,700	1,379,805

Walt Disney Co.	34,409	792,439

TOTAL MEDIA		$6,929,025

METALS & MINING – 1.3%
Alcoa, Inc.	36,868	$1,133,691

MULTILINE RETAIL – 1.0%
Target Corp.	21,000	$910,770

OIL & GAS – 9.4%
Burlington Resources, Inc.	18,185	1,223,305

ChevronTexaco Corp.	29,450	2,694,675

ConocoPhillips	13,822	985,509

ExxonMobil Corp.	83,814	3,566,286

TOTAL OIL & GAS		$8,469,775

PHARMACEUTICALS – 2.4%
Merck & Co., Inc.	18,400	864,800

Pfizer, Inc.	35,715	1,277,168

TOTAL PHARMACEUTICALS		$2,141,968

REAL ESTATE – 2.8%
Archstone-Smith Trust	24,000	658,320

Equity Office Properties Trust	38,367	965,697

St. Joe Co.	23,200	909,440

TOTAL REAL ESTATE		$2,533,457

ROAD & RAIL – 0.9%
CSX Corp.	26,760	$823,138

Description	Shares	Value

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 2.3%
[7]Applied Materials, Inc.	41,000	$747,430

[7]International Rectifier Corp.	14,750	584,690

Texas Instruments, Inc.	30,500	765,550

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$2,097,670

SPECIALTY RETAIL – 3.1%
Home Depot, Inc.	44,115	1,552,407

Staples, Inc.	46,600	1,200,416

TOTAL SPECIALTY RETAIL		$2,752,823

THRIFTS & MORTGAGE
FINANCE – 3.1%
Countrywide Financial Corp.	24,599	1,458,721

Federal National Mortgage Association	19,625	1,348,630

TOTAL THRIFTS & MORTGAGE FINANCE		$2,807,351

TOBACCO – 0.9%
Altria Group, Inc.	13,649	$755,882

TOTAL COMMON STOCKS
(IDENTIFIED COST $77,588,590)		$85,312,835

MUTUAL FUNDS – 4.9%
SSGA Money Market Fund	3,509,287	3,509,287

SSGA US Government Money Market Fund	892,856	892,856

TOTAL MUTUAL FUNDS
(AT NET ASSET VALUE)		$4,402,143

TOTAL INVESTMENTS – 99.8%
(IDENTIFIED COST $81,990,733)		$89,714,978

OTHER ASSETS AND LIABILITIES – NET – 0.2%		$214,225

TOTAL NET ASSETS –100%		$89,929,203

See Notes to Portfolios of Investments

MTB Equity Index Fund

Description	Shares	Value

COMMON STOCKS – 98.4%

AEROSPACE & DEFENSE – 1.9%
Boeing Co.	7,480	$319,321

General Dynamics Corp.	1,900	177,878

Goodrich (B.F.) Co.	1,385	39,874

Honeywell International, Inc.	7,541	260,768

Lockheed Martin Corp.	3,550	169,335

Northrop Grumman Corp.	1,560	154,830

Raytheon Co.	4,180	134,847

Description	Shares	Value

Rockwell Collins	1,890	$60,953

United Technologies Corp.	4,560	393,346

TOTAL AEROSPACE & DEFENSE		$1,711,152

AIR FREIGHT & LOGISTICS – 0.9%
FedEx Corp.	2,517	180,997

Ryder Systems, Inc.	770	28,328

United Parcel Service, Inc.	8,825	619,074

TOTAL AIR FREIGHT & LOGISTICS		$828,399

Description	Shares	Value

AIRLINES – 0.1%
[7]Delta Air Lines, Inc.	1,200	$7,464

Southwest Airlines Co.	7,959	113,655

TOTAL AIRLINES		$121,119

AUTO COMPONENTS – 0.3%
Cooper Tire & Rubber Co.	855	18,288

Dana Corp.	1,681	33,889

Delphi Auto Systems Corp.	6,543	66,739

[7]Goodyear Tire & Rubber Co.	1,545	13,457

Johnson Controls, Inc.	2,000	109,720

Visteon Corp.	1,300	14,118

TOTAL AUTO COMPONENTS		$256,211

AUTOMOBILES – 0.7%
Ford Motor Co.	16,000	245,760

General Motors Corp.	4,895	232,121

Harley Davidson, Inc.	2,525	142,208

TOTAL AUTOMOBILES		$620,089

BEVERAGES – 2.7%
Anheuser-Busch Cos., Inc.	7,225	370,209

Brown-Forman Corp., Class B	1,060	49,672

Coca-Cola Co.	20,700	1,046,799

Coca-Cola Enterprises, Inc.	4,550	122,850

Coors Adolph Co., Class B	485	31,869

PepsiCo, Inc.	14,125	769,671

The Pepsi Bottling Group, Inc.	2,600	76,102

TOTAL BEVERAGES		$2,467,172

BIOTECHNOLOGY – 1.1%
[7]Amgen, Inc.	10,972	617,394

Applera Corp.	2,040	37,883

[7]Biogen Idec, Inc.	2,812	165,908

[7]Chiron Corp.	1,600	74,240

[7]Genzyme Corp.	1,925	83,853

[7]Medimmune, Inc.	2,150	52,116

TOTAL BIOTECHNOLOGY		$1,031,394

BUILDING PRODUCTS – 0.2%
[7]American Standard Cos.	800	84,152

Masco Corp.	4,555	127,586

TOTAL BUILDING PRODUCTS		$211,738

CAPITAL MARKETS – 3.4%
Bank of New York Co., Inc.	6,735	196,258

Bear Stearns Cos., Inc.	900	72,126

Federated Investors, Inc.	1,200	35,280

Franklin Resources, Inc.	2,100	115,143

Goldman Sachs Group, Inc.	4,050	390,825

J.P. Morgan Chase & Co.	17,468	656,797

Janus Capital Group, Inc.	2,400	36,480

Description	Shares	Value
Lehman Brothers Holdings, Inc.	2,360	$173,224

Mellon Financial Corp.	4,260	126,266

Merrill Lynch & Co., Inc.	8,220	445,771

Morgan Stanley	9,275	476,642

Northern Trust Corp.	1,970	83,292

Schwab (Charles) Corp.	11,728	120,681

State Street Corp.	2,800	136,640

T. Rowe Price Group, Inc.	1,300	66,664

TOTAL CAPITAL MARKETS		$3,132,089

CHEMICALS – 1.5%
Air Products & Chemicals, Inc.	1,925	95,884

Dow Chemical Co.	8,182	324,744

Du Pont (E.I.) de Nemours & Co.	8,800	377,960

Eastman Chemical Co.	900	38,313

Ecolab, Inc.	2,890	86,122

Engelhard Corp.	1,530	44,431

Great Lakes Chemical Corp.	600	15,072

[7]Hercules, Inc.	800	8,888

International Flavors & Fragrances, Inc.	1,085	39,331

Monsanto Co.	2,240	77,482

PPG Industries, Inc.	1,490	88,372

Praxair, Inc.	2,610	95,396

Rohm & Haas Co.	1,950	75,621

Sigma-Aldrich Corp.	750	42,480

TOTAL CHEMICALS		$1,410,096

COMMERCIAL BANKS – 6.0%
Amsouth Bancorporation	3,500	77,070

BB&T Corp.	4,485	154,688

Bank One Corp.	9,500	469,015

Bank of America Corp.	17,182	1,382,979

Charter One Financial, Inc.	2,171	72,446

Comerica, Inc.	1,732	89,423

Fifth Third Bancorp	5,000	268,300

First Horizon National Corp.	1,500	65,940

Huntington Bancshares, Inc.	2,542	54,399

KeyCorp	4,245	126,076

5M&T Bank Corp.	1,200	102,000

Marshall & Ilsley Corp.	1,900	69,863

National City Corp.	5,110	177,164

North Fork Bancorp, Inc.	1,700	63,104

PNC Financial Services Group	2,365	125,582

Regions Financial Corp.	1,920	66,643

SouthTrust Corp.	2,900	90,132

SunTrust Banks, Inc.	2,345	159,577

Synovus Financial Corp.	2,592	61,871

U.S. Bancorp	16,375	419,855

Union Planters Corp.	2,175	60,465

Description	Shares	Value

Wachovia Corp.	11,100	$507,825

Wells Fargo & Co.	14,430	814,718

Zions Bancorp	1,000	56,520

TOTAL COMMERCIAL BANKS		$5,535,655

COMMERCIAL SERVICES &
SUPPLIES – 1.1%
[7]Allied Waste Industries, Inc.	3,200	40,288

[7]Apollo Group, Inc., Class A	1,550	140,864

Avery Dennison Corp.	1,240	79,645

Block (H&R), Inc.	1,800	81,198

Cendant Corp.	8,850	209,568

Cintas Corp.	1,400	62,944

Deluxe Corp.	640	26,438

Donnelley (R.R.) & Sons Co.	2,105	61,929

Equifax, Inc.	1,625	39,829

[7]Monster Worldwide, Inc.	1,300	33,293

Pitney Bowes, Inc.	1,980	86,625

Robert Half International, Inc.	1,700	46,359

Waste Management, Inc.	4,850	137,740

TOTAL COMMERCIAL SERVICES & SUPPLIES		$1,046,720

COMMUNICATIONS
EQUIPMENT – 2.9%
7ADC Telecommunications, Inc.	7,700	19,250

[7]Andrew Corp.	1,145	19,408

[7]Avaya, Inc.	4,425	60,534

7CIENA Corp.	4,800	19,872

[7]Cisco Systems, Inc.	61,075	1,274,635

[7]Comverse Technology, Inc.	2,200	35,992

[7]Corning, Inc.	12,970	143,059

7JDS Uniphase Corp.	16,900	51,376

[7]Lucent Technologies, Inc.	36,211	122,031

Motorola, Inc.	20,726	378,250

[7]Qlogic Corp.	1,000	26,990

Qualcomm, Inc.	7,100	443,466

Scientific-Atlanta, Inc.	1,600	51,824

[7]Tellabs, Inc.	3,985	34,789

TOTAL COMMUNICATIONS EQUIPMENT		$2,681,476

COMPUTERS & PERIPHERALS – 3.5%
[7]Apple Computer, Inc.	3,165	81,435

[7]Dell, Inc.	22,325	774,901

7EMC Corp. Mass	21,086	235,320

[7]Gateway, Inc.	3,550	17,111

Hewlett-Packard Co.	25,950	511,215

IBM Corp.	14,200	1,252,014

[7]Lexmark International Group, Class A	1,250	113,075

7NCR Corp.	1,100	49,159

Description	Shares	Value

[7]Network Appliance, Inc.	2,950	$54,929

[7]Seagate Technology, Inc., Rights	2,330	0

[7]Sun Microsystems, Inc.	28,000	109,200

TOTAL COMPUTERS & PERIPHERALS		$3,198,359

CONSTRUCTION &
ENGINEERING – 0.0%
Fluor Corp.	955	$36,443

CONSTRUCTION MATERIALS – 0.1%
Vulcan Materials Co.	1,200	$55,488

CONSUMER FINANCE – 1.2%
American Express Co.	10,975	537,226

Capital One Financial Corp.	1,985	130,077

MBNA Corp.	11,395	277,810

[7]Providian Financial Corp.	2,900	35,177

SLM Corp.	3,845	147,302

TOTAL CONSUMER FINANCE		$1,127,592

CONTAINERS & PACKAGING – 0.2%
Ball Corp.	580	38,280

Bemis Co., Inc.	1,120	30,251

[7]Pactiv Corp.	1,765	40,507

[7]Sealed Air Corp.	882	43,289

Temple-Inland, Inc.	650	40,151

TOTAL CONTAINERS & PACKAGING		$192,478

DISTRIBUTORS – 0.1%
Genuine Parts Co.	2,060	$73,748

DIVERSIFIED FINANCIAL
SERVICES – 2.6%
Citigroup, Inc.	43,730	2,102,976

Loews Corp.	1,875	108,769

Moody’s Corp.	1,535	99,023

Principal Financial Group	3,250	114,725

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,425,493

DIVERSIFIED TELECOMMUNICATION
SERVICES – 2.9%
AT&T Corp.	7,680	131,712

Alltel Corp.	3,060	154,040

BellSouth Corp.	15,525	400,700

CenturyTel, Inc.	1,500	43,320

[7]Citizens Communications Co., Class B	3,300	43,032

[7]Qwest Communications International, Inc.	18,654	74,989

SBC Communications, Inc.	28,100	699,690

Sprint Corp.	12,142	217,220

Verizon Communications	23,300	879,342

TOTAL DIVERSIFIED
TELECOMMUNICATION SERVICES		$2,644,045

Description	Shares	Value

ELECTRIC UTILITIES – 2.1%
[7]Allegheny Energy, Inc.	1,000	$13,780

Ameren Corp.	1,860	81,319

American Electric Power Co., Inc.	4,002	121,821

7CMS Energy Corp.	1,000	8,310

CenterPoint Energy, Inc.	2,960	31,938

Cinergy Corp.	1,460	55,392

Consolidated Edison Co.	1,860	76,651

DTE Energy Co.	1,845	71,992

Dominion Resources, Inc.	2,300	146,763

Edison International	3,465	81,081

Entergy Corp.	2,280	124,488

Exelon Corp.	2,316	155,033

FPL Group, Inc.	1,885	119,924

FirstEnergy Corp.	3,288	128,561

7P G & E Corp.	4,130	113,658

PPL Corp.	1,515	64,918

Pinnacle West Capital Corp.	900	35,154

[7]Progress Energy, Inc.	825	272

Progress Energy, Inc.	2,427	103,803

Southern Co.	6,210	178,600

TECO Energy, Inc.	1,900	24,187

TXU Corp.	2,800	95,592

Xcel Energy, Inc.	4,428	74,080

TOTAL ELECTRIC UTILITIES		$1,907,317

ELECTRICAL EQUIPMENT – 0.4%
American Power Conversion Corp.	2,500	46,650

Cooper Industries, LTD., Class A	910	49,968

Emerson Electric Co.	3,660	220,405

[7]Power-One, Inc.	700	6,020

Rockwell Automation, Inc.	1,590	51,977

[7]Thomas & Betts Corp.	565	13,583

TOTAL ELECTRICAL EQUIPMENT		$388,603

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 0.6%
[7]Agilent Technologies, Inc.	4,580	123,706

[7]Jabil Circuit, Inc.	2,300	60,697

Molex, Inc.	2,250	67,005

PerkinElmer, Inc.	1,030	19,828

[7]Sanmina-SCI Corp.	6,000	60,120

[7]Solectron Corp.	9,800	48,020

Symbol Technologies, Inc.	2,700	32,400

Tektronix, Inc.	1,100	32,560

[7]Thermo Electron Corp.	1,580	46,136

[7]Waters Corp.	1,050	45,308

TOTAL ELECTRONIC EQUIPMENT &
INSTRUMENTS		$535,780

Description	Shares	Value

ENERGY EQUIPMENT &
SERVICES – 0.9%
7BJ Services Co.	1,375	$61,187

Baker Hughes, Inc.	3,320	121,778

Halliburton Co.	3,790	112,942

[7]Nabors Industries Ltd.	1,700	75,412

[7]Noble Corp.	1,575	58,527

[7]Rowan Companies, Inc.	1,060	23,638

Schlumberger Ltd.	5,215	305,234

[7]Transocean Sedco Forex, Inc.	3,449	95,779

TOTAL ENERGY EQUIPMENT & SERVICES		$854,497

FOOD & STAPLES RETAILING – 3.6%
Albertsons, Inc.	3,117	72,813

CVS Corp.	3,840	148,339

Costco Wholesale Corp.	3,930	147,178

[7]Kroger Co.	7,265	127,137

SUPERVALU, Inc.	1,580	48,648

[7]Safeway Inc.	4,455	102,242

Sysco Corp.	5,655	216,304

Wal-Mart Stores, Inc.	36,750	2,094,750

Walgreen Co.	8,975	309,458

Winn-Dixie Stores, Inc.	1,450	11,049

TOTAL FOOD & STAPLES RETAILING		$3,277,918

FOOD PRODUCTS – 1.4%
Archer-Daniels-Midland Co.	6,451	113,279

Campbell Soup Co.	4,115	113,697

ConAgra, Inc.	4,500	130,005

General Mills, Inc.	3,625	176,719

Heinz (H.J.) Co.	3,450	131,755

Hershey Foods Corp.	1,235	109,779

Kellogg Co.	4,000	171,600

McCormick & Co., Inc.	1,600	54,656

Sara Lee Corp.	6,720	155,098

Wrigley (Wm.), Jr. Co.	2,210	136,357

TOTAL FOOD PRODUCTS		$1,292,945

GAS UTILITIES – 0.3%
KeySpan Corp.	1,700	61,455

Kinder Morgan, Inc.	1,000	60,210

NICOR, Inc.	540	18,355

NiSource, Inc.	2,692	54,271

Peoples Energy Corp.	400	16,720

Sempra Energy	2,376	75,438

TOTAL GAS UTILITIES		$286,449

Description	Shares	Value

HEALTHCARE EQUIPMENT &
SUPPLIES – 2.2%
Bard (C.R.), Inc.	645	$68,544

Bausch & Lomb, Inc.	640	40,211

Baxter International, Inc.	5,240	165,846

Becton, Dickinson & Co.	2,255	113,990

Biomet, Inc.	2,200	86,900

[7]Boston Scientific Corp.	7,220	297,392

Guidant Corp.	2,650	166,976

Medtronic, Inc.	10,675	538,661

[7]Millipore Corp.	530	27,788

St. Jude Medical, Inc.	1,680	128,117

Stryker Corp.	1,750	173,128

[7]Zimmer Holdings, Inc.	2,027	161,856

TOTAL HEALTHCARE EQUIPMENT & SUPPLIES		$1,969,409

HEALTHCARE PROVIDERS &
SERVICES – 2.2%
Aetna, Inc.	1,360	112,540

AmerisourceBergen Corp.	1,200	69,468

[7]Anthem, Inc.	1,200	106,296

CIGNA Corp.	1,425	91,927

Cardinal Health, Inc.	3,180	232,935

[7]Caremark Rx, Inc.	4,000	135,400

[7]Express Scripts, Inc., Class A	700	54,138

HCA - The Healthcare Corp.	4,030	163,739

Health Management Association, Class A	2,825	65,342

[7]Humana, Inc.	1,790	29,159

IMS Health, Inc.	2,350	59,337

Manor Care, Inc.	790	25,628

McKesson HBOC, Inc.	2,931	96,313

[7]Medco Health Solutions, Inc.	2,268	80,287

Quest Diagnostic, Inc.	1,050	88,568

[7]Tenet Healthcare Corp.	5,137	60,411

UnitedHealth Group, Inc.	5,500	338,140

[7]Wellpoint Health Networks, Inc.	1,500	167,535

TOTAL HEALTHCARE PROVIDERS & SERVICES		$1,977,163

HOTELS, RESTAURANTS &
LEISURE – 1.5%
Carnival Corp.	5,500	234,685

Darden Restaurants, Inc.	2,050	46,453

Harrah’s Entertainment, Inc.	1,300	69,134

Hilton Hotels Corp.	4,120	72,059

International Game Technology	3,000	113,220

Marriott International, Inc., Class A	2,330	109,883

McDonald’s Corp.	11,310	307,971

[7]Starbucks Corp.	3,850	149,611

Starwood Hotels & Resorts Worldwide, Inc.	1,700	67,643

Description	Shares	Value

Wendy’s International, Inc.	1,235	$48,165

[7]Yum! Brands, Inc.	2,964	114,974

TOTAL HOTELS, RESTAURANTS & LEISURE		$1,333,798

HOUSEHOLD DURABLES – 0.6%
[7]American Greetings Corp., Class A	355	7,277

Black & Decker Corp.	950	54,957

Centex Corp.	1,360	65,212

Fortune Brands, Inc.	1,250	95,312

KB HOME	520	35,844

Leggett and Platt, Inc.	2,100	47,460

Maytag Corp.	720	20,088

Newell Rubbermaid, Inc.	3,150	74,466

Pulte Corp.	1,240	60,971

Snap-On Tools Corp.	680	22,970

Stanley Works	1,000	42,510

Whirlpool Corp.	800	52,408

TOTAL HOUSEHOLD DURABLES		$579,475

HOUSEHOLD PRODUCTS – 2.0%
Clorox Co.	1,850	95,793

Colgate-Palmolive Co.	4,730	273,772

Kimberly-Clark Corp.	4,430	289,943

Procter & Gamble Co.	10,950	1,157,963

TOTAL HOUSEHOLD PRODUCTS		$1,817,471

IT SERVICES – 1.3%
[7]Affiliated Computer Services, Inc., Class A	1,200	58,200

Automatic Data Processing, Inc.	5,140	225,183

[7]Computer Sciences Corp.	1,600	65,456

[7]Convergys Corp.	1,700	24,684

Electronic Data Systems Corp.	4,025	73,617

First Data Corp., Class	7,914	359,216

[7]Fiserv, Inc.	2,150	78,604

Paychex, Inc.	3,325	123,956

Sabre Group Holdings, Inc.	1,656	39,065

[7]Sungard Data Systems, Inc.	2,400	62,568

[7]Unisys Corp.	3,270	42,608

TOTAL IT SERVICES		$1,153,157

INDUSTRIAL
CONGLOMERATES – 4.1%
3M Co.	6,920	598,442

General Electric Co.	86,700	2,596,665

Textron, Inc.	1,160	64,009

Tyco International Ltd.	17,741	486,990

TOTAL INDUSTRIAL CONGLOMERATES		$3,746,106

Description	Shares	Value

INSURANCE – 4.7%
AON Corp.	2,630	$68,538

Ace Ltd.	2,800	122,752

Aflac, Inc.	4,150	175,254

Allstate Corp.	6,185	283,891

Ambac Financial Group, Inc.	950	65,550

American International Group, Inc.	22,221	1,592,135

Chubb Corp.	1,875	129,375

Cincinnati Financial Corp.	1,465	60,040

Hartford Financial Services Group, Inc.	2,520	153,922

Jefferson-Pilot Corp.	1,200	59,508

Lincoln National Corp.	1,480	66,422

MBIA Insurance Corp.	1,250	73,613

Manulife Financial Corp.	3,378	124,213

Marsh & McLennan Cos., Inc.	4,639	209,219

MetLife, Inc.	6,625	228,563

Progressive Corp., OH	1,885	164,975

Prudential Financial, Inc.	4,700	206,518

SAFECO Corp.	1,525	66,780

The St. Paul Travelers Cos., Inc.	5,655	229,989

Torchmark Corp.	1,200	62,448

UNUMProvident Corp.	3,395	52,792

XL Capital Ltd.	1,325	101,164

TOTAL INSURANCE		$4,297,661

INTERNET & CATALOG RETAIL – 0.5%
[7]eBay, Inc.	5,700	$454,974

INTERNET SOFTWARE &
SERVICES – 0.3%
[7]Yahoo, Inc.	5,700	$287,622

LEISURE EQUIPMENT &
PRODUCTS – 0.2%
Brunswick Corp.	900	36,999

Eastman Kodak Co.	3,260	84,075

Hasbro, Inc.	2,000	37,780

Mattel, Inc.	3,640	61,734

TOTAL LEISURE EQUIPMENT & PRODUCTS		$220,588

MACHINERY – 1.5%
Caterpillar, Inc.	3,060	237,854

Crane Co.	760	23,416

Cummins, Inc.	410	24,522

Danaher Corp.	1,515	140,168

Deere & Co.	2,355	160,234

Dover Corp.	1,710	68,451

Eaton Corp.	1,290	76,600

ITT Industries, Inc.	1,045	82,858

Illinois Tool Works, Inc.	2,625	226,301

Ingersoll-Rand Co., Class A	1,500	96,825

Description	Shares	Value
[7]Navistar International Corp.	845	$38,152

PACCAR, Inc.	1,495	84,408

Pall Corp.	1,480	35,194

Parker-Hannifin Corp.	990	54,737

TOTAL MACHINERY		$1,349,720

MEDIA – 3.8%
Clear Channel Communications, Inc.	5,385	223,424

[7]Comcast Corp., Class A	19,216	578,402

Dow Jones & Co.	1,025	47,241

Gannett Co., Inc.	2,340	202,831

[7]Interpublic Group Cos., Inc.	3,500	54,915

Knight-Ridder, Inc.	900	69,696

McGraw-Hill Cos., Inc.	1,625	128,148

Meredith Corp.	560	28,526

New York Times Co., Class A	1,270	58,179

Omnicom Group, Inc.	1,875	149,081

[7]Time Warner, Inc.	40,000	672,800

Tribune Co.	2,877	137,751

[7]Univision Communications, Inc., Class A	3,200	108,320

Viacom, Inc., Class B	14,875	574,919

Walt Disney Co.	18,155	418,110

TOTAL MEDIA		$3,452,343

METALS & MINING – 0.6%
Alcoa, Inc.	7,513	231,025

Allegheny Technologies, Inc.	765	7,818

Freeport-McMoRan Copper & Gold, Inc., Class B	1,830	55,815

Newmont Mining Corp.	3,365	125,851

Nucor Corp.	975	57,915

[7]Phelps Dodge Corp.	908	59,774

United States Steel Corp.	915	26,196

Worthington Industries, Inc.	940	16,967

TOTAL METALS & MINING		$581,361

MULTI-UTILITIES &
UNREGULATED POWER – 0.6%
7AES Corp.	6,400	55,488

[7]Calpine Corp.	4,500	19,530

Constellation Energy Group	1,455	55,988

Duke Energy Corp.	7,675	161,636

[7]Dynegy, Inc.	4,400	17,424

El Paso Corp.	6,483	45,446

[7]Mirant Corp.	4,169	1,251

Public Service Enterprises Group, Inc.	2,010	86,229

Williams Cos., Inc.	6,125	63,088

TOTAL MULTI-UTILITIES &
UNREGULATED POWER		$506,080

Description	Shares	Value

MULTILINE RETAIL – 1.1%
[7]Big Lots, Inc.	1,290	$18,266

Dillards, Inc., Class A	1,080	18,176

Dollar General Corp.	3,950	74,102

Family Dollar Stores, Inc.	2,050	65,887

Federated Department Stores, Inc.	1,800	88,200

[7]Kohl’s Corp.	3,250	135,817

May Department Stores Co.	2,435	74,998

Nordstrom, Inc.	1,575	56,117

Penney (J.C.) Co., Inc.	2,300	77,878

Sears, Roebuck & Co.	1,850	74,093

Target Corp.	8,020	347,827

TOTAL MULTILINE RETAIL		$1,031,361

OFFICE ELECTRONICS – 0.1%
[7]Xerox Corp.	6,800	$91,324

OIL & GAS – 5.0%
Amerada-Hess Corp.	970	68,996

Anadarko Petroleum Corp.	2,500	133,950

Apache Corp.	3,196	133,816

Ashland, Inc.	610	29,219

Burlington Resources, Inc.	1,917	128,956

ChevronTexaco Corp.	9,000	823,500

ConocoPhillips	6,068	432,648

Devon Energy Corp.	1,950	119,340

EOG Resources, Inc.	1,350	66,487

Exxon Mobil Corp.	51,575	2,194,516

Kerr-McGee Corp.	1,200	58,716

Marathon Oil Corp.	3,080	103,365

Occidental Petroleum Corp.	3,325	156,940

Sunoco, Inc.	735	46,232

Unocal Corp.	2,205	79,468

TOTAL OIL & GAS		$4,576,149

PAPER & FOREST PRODUCTS – 0.5%
Georgia-Pacific Corp.	2,201	77,255

International Paper Co.	3,890	156,845

Louisiana-Pacific Corp.	870	20,523

MeadWestvaco Corp.	2,365	61,845

Weyerhaeuser Co.	2,150	127,280

TOTAL PAPER & FOREST PRODUCTS		$443,748

PERSONAL PRODUCTS – 0.6%
Alberto-Culver Co., Class B	930	43,859

Avon Products, Inc.	1,900	159,600

Gillette Co.	8,990	367,871

TOTAL PERSONAL PRODUCTS		$571,330

Description	Shares	Value

PHARMACEUTICALS – 8.1%
Abbott Laboratories	13,790	$607,036

Allergan, Inc.	1,080	95,094

Bristol-Myers Squibb Co.	17,175	431,092

[7]Forest Laboratories, Inc., Class A	3,200	206,336

Johnson & Johnson	25,193	1,361,178

[7]King Pharmaceuticals, Inc.	2,733	47,144

Lilly (Eli) & Co.	9,800	723,338

Merck & Co., Inc.	19,345	909,215

Mylan Laboratories, Inc.	2,400	54,984

Pfizer, Inc.	64,805	2,317,427

Schering Plough Corp.	12,875	215,399

[7]Watson Pharmaceuticals, Inc.	1,200	42,732

Wyeth	11,790	448,845

TOTAL PHARMACEUTICALS		$7,459,820

REAL ESTATE – 0.5%
Apartment Investment &
Management Co., Class A	1,000	28,170

Equity Office Properties Trust	4,000	100,680

Equity Residential Properties Trust	3,050	83,753

Plum Creek Timber Co., Inc.	1,550	45,818

Prologis Trust	2,000	58,840

Simon Property Group, Inc.	2,200	106,062

TOTAL REAL ESTATE		$423,323

ROAD & RAIL – 0.4%
Burlington Northern Santa Fe	3,700	120,990

CSX Corp.	1,870	57,521

Norfolk Southern Corp.	3,275	78,011

Union Pacific Corp.	2,495	147,030

TOTAL ROAD & RAIL		$403,552

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 3.1%
[7]Advanced Micro Devices, Inc.	3,400	48,348

[7]Altera Corp.	3,200	64,032

Analog Devices, Inc.	3,200	136,320

[7]Applied Materials, Inc.	14,750	268,892

[7]Applied Micro Circuits Corp.	3,000	13,230

[7]Broadcom Corp.	2,600	98,176

Intel Corp.	42,800	1,101,244

7KLA-Tencor Corp.	1,700	70,839

7LSI Logic Corp.	4,360	32,438

Linear Technology Corp.	2,750	97,982

Maxim Integrated Products, Inc.	3,200	147,168

[7]Micron Technology, Inc.	6,100	83,082

7NVIDIA Corp.	1,825	37,486

[7]National Semiconductor Corp.	1,185	48,336

[7]Novellus Systems, Inc.	1,800	52,128

Description	Shares	Value
7PMC-Sierra, Inc.	2,000	$24,300

[7]Teradyne, Inc.	2,100	42,798

Texas Instruments, Inc.	15,330	384,783

Xilinx, Inc.	3,300	110,979

TOTAL SEMICONDUCTOR EQUIPMENT &
PRODUCTS		$2,862,561

SOFTWARE – 3.8%
Adobe System, Inc.	2,000	82,680

Autodesk, Inc.	1,380	46,230

7BMC Software, Inc.	2,650	45,845

[7]Citrix Systems, Inc.	2,000	38,100

Computer Associates International, Inc.	4,925	132,039

[7]Compuware Corp.	3,500	26,775

[7]Electronic Arts, Inc.	2,600	131,612

[7]Intuit, Inc.	1,725	73,261

[7]Mercury Interactive Corp.	900	38,295

Microsoft Corp.	75,950	1,972,422

[7]Novell, Inc.	3,325	32,053

[7]Oracle Corp.	44,588	500,277

[7]Parametric Technology Corp.	2,670	12,229

[7]Peoplesoft, Inc.	3,250	54,860

[7]Siebel Systems, Inc.	5,700	58,596

[7]Symantec Corp.	2,700	121,635

[7]Veritas Software Corp.	3,715	99,079

TOTAL SOFTWARE		$3,465,988

SPECIALTY RETAIL – 2.4%
[7]AutoNation, Inc.	3,450	58,719

[7]AutoZone, Inc.	740	64,802

[7]Bed Bath & Beyond, Inc.	2,600	96,512

Best Buy Co., Inc.	2,750	149,187

Boise Cascade Corp.	1,075	36,260

Circuit City Stores, Inc.	2,350	27,448

Gap (The), Inc.	7,495	164,965

Home Depot, Inc.	19,292	678,885

Limited, Inc.	3,984	82,230

Lowe’s Cos., Inc.	6,950	361,817

[7]Office Depot, Inc.	3,300	57,783

Radioshack Corp.	1,800	55,368

Sherwin-Williams Co.	1,410	53,651

Staples, Inc.	4,300	110,768

TJX Cos., Inc.	5,040	123,833

Tiffany & Co.	1,600	62,400

[7]Toys ‘R’ Us, Inc.	2,090	32,291

TOTAL SPECIALTY RETAIL		$2,216,919

Description	Shares	Value

TEXTILES, APPAREL &
LUXURY GOODS – 0.4%
Jones Apparel Group, Inc.	1,450	$53,070

Liz Claiborne, Inc.	1,340	47,034

Nike, Inc., Class B	2,165	155,772

Reebok International Ltd.	670	24,375

V.F. Corp.	1,075	49,622

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$329,873

THRIFTS & MORTGAGE
FINANCE – 1.7%
Countrywide Financial Corp.	2,679	158,865

Federal Home Loan Mortgage Corp.	6,125	357,700

Federal National Mortgage Association	8,175	561,786

Golden West Financial Corp.	1,300	136,643

MGIC Investment Corp.	800	58,896

Washington Mutual Bank FA	7,934	312,520

TOTAL THRIFTS & MORTGAGE FINANCE		$1,586,410

TOBACCO – 1.2%
Altria Group, Inc.	17,400	963,612

R.J. Reynolds Tobacco Holdings, Inc.	1,000	64,770

UST, Inc.	1,865	69,397

TOTAL TOBACCO		$1,097,779

TRADING COMPANIES &
DISTRIBUTORS – 0.1%
Grainger (W.W.), Inc.	1,105	$57,902

WIRELESS TELECOMMUNICATION
SERVICES – 0.6%
7AT&T Wireless Services, Inc.	24,122	333,125

7NEXTEL Communications, Inc., Class A	9,590	228,817

TOTAL WIRELESS
TELECOMMUNICATION SERVICES		$561,942

TOTAL COMMON STOCKS
(IDENTIFIED COST $86,097,392)		$90,257,374

POOLED INVESTMENT
VEHICLES – 1.4%
S&P Depositary Receipts Trust, ADR
(IDENTIFIED COST $1,292,957)	11,500	$1,276,040

MUTUAL FUND – 1.4%
SSGA Money Market Fund
(AT NET ASSET VALUE)	1,321,896	$1,321,896

TOTAL INVESTMENTS – 101.2%
(IDENTIFIED COST $88,712,245)		$92,855,310

OTHER ASSETS AND LIABILITIES – NET – (1.2)%		$(1,119,863)

TOTAL NET ASSETS – 100%		$91,735,447

See Notes to Portfolios of Investments

MTB Large Cap Stock Fund

Description	Shares	Value

COMMON STOCKS – 99.0%

AEROSPACE & DEFENSE – 2.1%
Lockheed Martin Corp.	117,925	$5,625,022

Raytheon Co.	140,904	4,545,563

TOTAL AEROSPACE & DEFENSE		$10,170,585

AUTO COMPONENTS – 0.8%
Lear Corp.	63,665	$3,859,372

BEVERAGES – 1.1%
PepsiCo, Inc.	98,000	$5,340,020

BIOTECHNOLOGY – 1.7%
[7]Amgen, Inc.	146,311	$8,232,920

CAPITAL MARKETS – 2.5%
Bank of New York Co., Inc.	150,435	4,383,676

Morgan Stanley	152,352	7,829,369

TOTAL CAPITAL MARKETS		$12,213,045

COMMERCIAL BANKS – 2.8%
Bank of America Corp.	104,400	8,403,156

Wachovia Corp.	110,500	5,055,375

TOTAL COMMERCIAL BANKS		$13,458,531

COMMERCIAL SERVICES &
SUPPLIES – 2.3%
Cendant Corp.	464,164	$10,991,404

COMMUNICATIONS
EQUIPMENT – 2.5%
[7]Cisco Systems, Inc.	576,981	$12,041,593

COMPUTERS &
PERIPHERALS – 4.0%
[7]Dell, Inc.	249,275	8,652,335

IBM Corp.	122,231	10,777,107

TOTAL COMPUTERS & PERIPHERALS		$19,429,442

CONSUMER FINANCE – 1.5%
Capital One Financial Corp.	113,507	$7,438,114

DIVERSIFIED FINANCIAL
SERVICES – 4.5%
CIT Group, Inc.	144,000	4,949,280

Citigroup, Inc.	351,496	16,903,443

TOTAL DIVERSIFIED FINANCIAL SERVICES		$21,852,723

DIVERSIFIED TELECOMMUNICATION
SERVICES – 0.5%
Verizon Communications	68,306	$2,577,868

ELECTRIC UTILITIES – 1.3%
DTE Energy Co.	155,672	$6,074,321

Description	Shares	Value

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 1.6%
[7]Solectron Corp.	530,182	$2,597,892

Symbol Technologies, Inc.	439,738	5,276,856

TOTAL ELECTRONIC EQUIPMENT &
INSTRUMENTS		$7,874,748

ENERGY EQUIPMENT &
SERVICES – 1.2%
[7]Nabors Industries Ltd.	135,700	$6,019,652

FOOD & STAPLES RETAILING – 3.0%
[7]Performance Food Group Co.	280,200	9,843,426

Wal-Mart Stores, Inc.	81,482	4,644,474

TOTAL FOOD & STAPLES RETAILING		$14,487,900

FOOD PRODUCTS – 1.0%
General Mills, Inc.	103,900	$5,065,125

HEALTHCARE EQUIPMENT &
SUPPLIES – 1.8%
Medtronic, Inc.	175,461	$8,853,762

HEALTHCARE PROVIDERS &
SERVICES – 7.6%
Cardinal Health, Inc.	59,600	4,365,700

[7]Caremark Rx, Inc.	234,205	7,927,839

[7]Cerner Corp.	121,000	5,181,220

[7]Express Scripts, Inc.	97,295	7,524,795

HCA - The Healthcare Corp.	141,694	5,757,027

Health Management Association, Class A	267,981	6,198,401

TOTAL HEALTHCARE PROVIDERS & SERVICES		$36,954,982

HOTELS, RESTAURANTS &
LEISURE – 0.6%
Carnival Corp.	66,700	$2,846,089

HOUSEHOLD DURABLES – 2.5%
Newell Rubbermaid, Inc.	142,435	3,367,163

[7]Toll Brothers, Inc.	221,400	8,760,798

TOTAL HOUSEHOLD DURABLES		$12,127,961

HOUSEHOLD PRODUCTS – 1.2%
Colgate-Palmolive Co.	103,200	$5,973,216

IT SERVICES – 3.9%
[7]Accenture Ltd.	391,275	9,300,607

First Data Corp.	217,122	9,855,168

TOTAL IT SERVICES		$19,155,775

INDUSTRIAL
CONGLOMERATES – 3.2%
General Electric Co.	523,908	$15,691,045

Description	Shares	Value

INSURANCE – 6.3%
Allstate Corp.	118,900	$5,457,510

American International Group, Inc.	128,615	9,215,265

Hartford Financial Services Group, Inc.	63,425	3,873,999

Lincoln National Corp.	143,700	6,449,256

The St. Paul Travelers Cos., Inc.	140,682	5,721,537

TOTAL INSURANCE		$30,717,567

LEISURE EQUIPMENT &
PRODUCTS – 1.0%
Mattel, Inc.	297,035	$5,037,714

MEDIA – 6.4%
Clear Channel Communications, Inc.	137,440	5,702,386

[7]Comcast Corp., Class A	347,700	10,465,770

[7]Liberty Media Corp., Class A	688,800	7,535,472

Viacom, Inc., Class B	193,430	7,476,069

TOTAL MEDIA		$31,179,697

METALS & MINING – 1.6%
Alcoa, Inc.	252,250	$7,756,687

OIL & GAS – 2.9%
ChevronTexaco Corp.	61,100	5,590,650

Exxon Mobil Corp.	202,552	8,618,588

TOTAL OIL & GAS		$14,209,238

PERSONAL PRODUCTS – 2.8%
Estee Lauder Cos., Inc., Class A	191,000	8,730,610

Gillette Co.	123,256	5,043,636

TOTAL PERSONAL PRODUCTS		$13,774,246

PHARMACEUTICALS – 7.3%
Johnson & Johnson	142,575	7,703,327

Merck & Co., Inc.	95,864	4,505,608

Pfizer, Inc.	460,326	16,461,258

Wyeth	180,405	6,868,018

TOTAL PHARMACEUTICALS		$35,538,211

Description	Shares	Value

REAL ESTATE – 1.1%
St. Joe Co.	131,200	$5,143,040

ROAD & RAIL – 1.4%
Werner Enterprises, Inc.	342,700	$6,850,573

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 2.8%
Intel Corp.	323,700	8,328,801

[7]International Rectifier Corp.	137,123	5,435,556

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$13,764,357

SOFTWARE – 4.3%
Microsoft Corp.	500,373	12,994,687

[7]Novell, Inc.	805,500	7,765,020

TOTAL SOFTWARE		$20,759,707

SPECIALTY RETAIL – 4.4%
[7]CarMax, Inc.	332,500	8,618,400

Home Depot, Inc.	194,194	6,833,687

Staples, Inc.	233,707	6,020,292

TOTAL SPECIALTY RETAIL		$21,472,379

THRIFTS & MORTGAGE
FINANCE – 1.5%
Federal National Mortgage Association	103,144	$7,088,056

TOTAL COMMON STOCKS
(IDENTIFIED COST $418,594,330)		$482,021,665

MUTUAL FUND – 1.0%
SSGA Money Market Fund
(AT NET ASSET VALUE)	4,900,974	$4,900,974

TOTAL INVESTMENTS – 100%
(IDENTIFIED COST $423,495,304)		$486,922,639

OTHER ASSETS AND LIABILITIES NET – 0.0%		$(136,602)

TOTAL NET ASSETS – 100%		$486,786,037

See Notes to Portfolios of Investments

MTB Large Cap Growth Fund

Description	Shares	Value

COMMON STOCKS – 98.7%

AIR FREIGHT & LOGISTICS – 4.0%
United Parcel Service, Inc.	27,300	$1,915,095

BEVERAGES – 7.4%
Coca-Cola Co.	37,700	1,906,489

PepsiCo, Inc.	30,100	1,640,149

TOTAL BEVERAGES		$3,546,638

Description	Shares	Value

BIOTECHNOLOGY – 5.6%
[7]Amgen, Inc.	27,300	$1,536,171

[7]Genentech, Inc.	9,200	1,129,760

TOTAL BIOTECHNOLOGY		$2,665,931

COMMERCIAL SERVICES &
SUPPLIES – 1.0%
[7]Apollo Group, Inc., Class A	5,500	$499,840

Description	Shares	Value

COMMUNICATIONS EQUIPMENT – 6.3%
[7]Cisco Systems, Inc.	35,300	$736,711

Qualcomm, Inc.	36,000	2,248,560

TOTAL COMMUNICATIONS EQUIPMENT		$2,985,271

CONSUMER FINANCE – 2.0%
American Express Co.	19,900	$974,105

DIVERSIFIED FINANCIAL
SERVICES – 3.9%
Citigroup, Inc.	38,600	$1,856,274

ENERGY EQUIPMENT &
SERVICES – 3.8%
Schlumberger Ltd.	30,600	$1,791,018

HEALTHCARE EQUIPMENT &
SUPPLIES – 6.0%
[7]Boston Scientific Corp.	23,200	955,608

Medtronic, Inc.	38,000	1,917,480

TOTAL HEALTHCARE EQUIPMENT & SUPPLIES		$2,873,088

HOTELS, RESTAURANTS &
LEISURE – 2.1%
Marriott International, Inc., Class A	21,700	$1,023,372

HOUSEHOLD PRODUCTS – 7.2%
Colgate-Palmolive Co.	19,400	1,122,872

Procter & Gamble Co.	21,900	2,315,925

TOTAL HOUSEHOLD PRODUCTS		$3,438,797

IT SERVICES – 2.4%
Paychex, Inc.	30,500	$1,137,040

INDUSTRIAL CONGLOMERATES – 5.0%
3M Co.	16,600	1,435,568

General Electric Co.	32,000	958,400

TOTAL INDUSTRIAL CONGLOMERATES		$2,393,968

INSURANCE – 4.3%
American International Group, Inc.	28,450	$2,038,442

INTERNET & CATALOG RETAIL – 2.4%
[7]eBay, Inc.	14,200	$1,133,444

Description	Shares	Value

MACHINERY – 2.4%
Caterpillar, Inc.	13,100	$1,018,263

Illinois Tool Works, Inc.	1,500	129,315

TOTAL MACHINERY		$1,147,578

MEDIA – 7.0%
Gannett Co., Inc.	13,000	1,126,840

Omnicom Group, Inc.	15,600	1,240,356

Walt Disney Co.	41,800	962,654

TOTAL MEDIA		$3,329,850

MULTILINE RETAIL – 1.9%
[7]Kohl’s Corp.	22,000	$919,380

PERSONAL PRODUCTS – 4.5%
Gillette Co.	52,100	$2,131,932

PHARMACEUTICALS – 11.6%
Johnson & Johnson	33,000	1,782,990

Lilly (Eli) & Co.	25,300	1,867,393

Pfizer, Inc.	52,000	1,859,520

TOTAL PHARMACEUTICALS		$5,509,903

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 3.0%
Maxim Integrated Products, Inc.	31,200	$1,434,888

SOFTWARE – 2.8%
[7]Electronic Arts, Inc.	26,100	$1,321,182

SPECIALTY RETAIL – 2.1%
[7]Bed Bath & Beyond, Inc.	26,700	$991,104

TOTAL COMMON STOCKS
(IDENTIFIED COST $44,404,862)		$47,058,140

MUTUAL FUND – 0.1%
SSGA Money Market Fund
(AT NET ASSET VALUE)	45,720	$45,720

TOTAL INVESTMENTS – 98.8%
(IDENTIFIED COST $44,450,582)		$47,103,860

OTHER ASSETS AND LIABILITIES – NET – 1.2%		$572,660

TOTAL NET ASSETS – 100%		$47,676,520

See Notes to Portfolios of Investments

MTB Multi Cap Growth Fund

Description	Shares	Value

COMMON STOCKS – 96.9%

AIRLINES – 1.7%
[7]Ryanair Holdings PLC, ADR	60,000	$1,999,200

Description	Shares	Value

AUTO COMPONENTS – 3.2%
BorgWarner, Inc.	22,000	$1,802,680

Lear Corp.	30,000	1,818,600

TOTAL AUTO COMPONENTS		$3,621,280

Description	Shares	Value

BIOTECHNOLOGY – 4.5%
[7]Amgen, Inc.	40,000	$2,250,800

[7]Biogen Idec, Inc.	15,000	885,000

[7]Calypte Biomedical Corp.	2,500,000	1,425,000

[7]Genentech, Inc.	5,000	614,000

TOTAL BIOTECHNOLOGY		$5,174,800

BUILDING PRODUCTS – 1.6%
Masco Corp.	65,000	$1,820,650

COMMERCIAL SERVICES &
SUPPLIES – 1.0%
Cendant Corp.	50,000	$1,184,000

COMMUNICATIONS
EQUIPMENT – 1.4%
[7]Corning, Inc.	150,000	$1,654,500

COMPUTERS &
PERIPHERALS – 1.4%
[7]Electronics for Imaging, Inc.	65,000	$1,649,700

CONSUMER FINANCE – 2.6%
Capital One Financial Corp.	45,000	$2,948,850

DIVERSIFIED FINANCIAL
SERVICES – 2.5%
CIT Group, Inc.	50,000	1,718,500

Citigroup, Inc.	25,000	1,202,250

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,920,750

ELECTRICAL EQUIPMENT – 1.0%
[7]Electric City Corp.	650,000	$1,170,000

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 0.8%
CDW Corp.	15,000	$937,350

FOOD & STAPLES RETAILING – 1.5%
Wal-Mart Stores, Inc.	30,000	$1,710,000

HEALTHCARE EQUIPMENT &
SUPPLIES – 3.5%
[7]Boston Scientific Corp.	25,000	1,029,750

Medtronic, Inc.	60,000	3,027,600

TOTAL HEALTHCARE EQUIPMENT & SUPPLIES		$4,057,350

HEALTHCARE PROVIDERS &
SERVICES – 8.8%
[7]Amsurg Corp.	55,000	1,329,350

[7]Caremark Rx, Inc.	55,000	1,861,750

[7]Cerner Corp.	30,000	1,284,600

[7]Express Scripts, Inc., Class A	25,000	1,933,500

Health Management Association, Class A	77,000	1,781,010

Medical Properties Trust, Inc.	50,000	525,000

[7]United Surgical Partners International, Inc.	37,000	1,340,140

TOTAL HEALTHCARE PROVIDERS & SERVICES		$10,055,350

Description	Shares	Value

HOTELS, RESTAURANTS &
LEISURE – 0.9%
Ruby Tuesday, Inc.	35,000	$1,047,200

HOUSEHOLD DURABLES – 5.7%
D. R. Horton, Inc.	50,000	1,440,000

Harman International Industries, Inc.	25,000	1,896,250

Lennar Corp., Class A	35,000	1,639,750

[7]Toll Brothers, Inc.	40,000	1,582,800

TOTAL HOUSEHOLD DURABLES		$6,558,800

IT SERVICES – 6.7%
[7]Accenture Ltd.	60,000	1,426,200

[7]Anteon International Corp.	70,000	2,184,000

7CACI International, Inc., Class A	40,000	1,820,000

[7]ManTech International Corp., Class A	90,000	2,259,000

TOTAL IT SERVICES		$7,689,200

INDUSTRIAL
CONGLOMERATES – 3.1%
General Electric Co.	120,000	$3,594,000

INSURANCE – 1.3%
American International Group, Inc.	20,000	$1,433,000

INTERNET SOFTWARE &
SERVICES – 1.3%
[7]Opsware, Inc.	200,000	$1,464,000

MEDIA – 1.1%
[7]Comcast Corp., Class A	40,000	$1,204,000

PERSONAL PRODUCTS – 1.2%
Estee Lauder Cos., Inc., Class A	30,000	$1,371,300

PHARMACEUTICALS – 8.4%
Johnson & Johnson	40,000	2,161,200

Lilly (Eli) & Co.	15,000	1,107,150

Pfizer, Inc.	150,000	5,364,000

Wyeth	25,000	951,750

TOTAL PHARMACEUTICALS		$9,584,100

REAL ESTATE – 6.4%
Developers Diversified Realty Corp.	45,000	1,473,750

Mills Corp.	45,000	1,827,000

Redwood Trust, Inc.	7,500	325,875

St. Joe Co.	45,000	1,764,000

Thornburg Mortgage , Inc.	75,000	1,941,000

TOTAL REAL ESTATE		$7,331,625

ROAD & RAIL – 1.6%
Werner Enterprises, Inc.	90,000	$1,799,100

Description	Shares	Value

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 11.9%
[7]Applied Materials, Inc.	80,000	$1,458,400

Intel Corp.	200,000	5,146,000

[7]International Rectifier Corp.	35,000	1,387,400

[7]Silicon Image, Inc.	185,000	1,885,150

[7]Spatialight, Inc.	425,000	1,721,250

[7]Teradyne, Inc.	40,000	815,200

[7]Ultratech Stepper, Inc.	80,000	1,288,800

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$13,702,200

SOFTWARE – 5.9%
[7]Cadence Design Systems, Inc.	50,000	641,000

Computer Associates International, Inc.	85,000	2,278,850

Microsoft Corp.	100,000	2,597,000

[7]Novell, Inc.	125,000	1,205,000

TOTAL SOFTWARE		$6,721,850

SPECIALTY RETAIL – 3.2%
[7]GameStop Corp.	100,000	1,761,000

Staples, Inc.	75,000	1,932,000

TOTAL SPECIALTY RETAIL		$3,693,000

Description	Shares	Value

THRIFTS & MORTGAGE
FINANCE – 2.7%
Countrywide Financial Corp.	30,000	$1,779,000

Fannie Mae	20,000	1,374,400

TOTAL THRIFTS & MORTGAGE FINANCE		$3,153,400

TOTAL COMMON STOCKS
(IDENTIFIED COST $104,019,687)		$111,250,555

MUTUAL FUND – 4.4%
SSGA Money Market Fund
(AT NET ASSET VALUE)	4,992,771	$4,992,771

TOTAL INVESTMENTS – 101.3%
(IDENTIFIED COST $109,012,458)		$116,243,326

OTHER ASSETS AND LIABILITIES-NET – (1.3)%		$(1,435,160)

TOTAL NET ASSETS – 100%		$114,808,166

See Notes to Portfolios of Investments

MTB Mid Cap Stock Fund

Description	Shares	Value

COMMON STOCKS – 99.2%

AIR FREIGHT & LOGISTICS – 0.7%
C.H. Robinson Worldwide, Inc.	25,000	$1,026,000

AIRLINES – 0.2%
[7]Northwest Airlines Corp., Class A	36,000	$338,400

AUTO COMPONENTS – 3.0%
BorgWarner, Inc.	29,500	2,417,230

Magna International, Inc., Class A	22,800	1,798,920

TOTAL AUTO COMPONENTS		$4,216,150

BIOTECHNOLOGY – 1.7%
[7]Biogen Idec, Inc.	25,800	1,522,200

[7]Nabi Biopharmaceuticals	51,400	840,390

TOTAL BIOTECHNOLOGY		$2,362,590

BUILDING PRODUCTS – 0.4%
[7]American Standard Cos., Inc.	5,000	$525,950

CAPITAL MARKETS – 3.6%
7E*Trade Group, Inc.	158,900	1,805,104

Edwards (AG), Inc.	31,200	1,141,608

Description	Shares	Value

Northern Trust Corp.	14,700	$621,516

State Street Corp.	30,400	1,483,520

TOTAL CAPITAL MARKETS		$5,051,748

CHEMICALS – 1.3%
Georgia Gulf Corp.	21,200	675,432

Rohm & Haas Co.	29,600	1,147,888

TOTAL CHEMICALS		$1,823,320

COMMERCIAL BANKS – 2.4%
Boston Private Financial Holdings, Inc.	28,600	666,380

First Community Bancorp, Inc.	16,500	563,475

First Horizon National Corp.	15,800	694,568

SouthTrust Corp.	45,600	1,417,248

TOTAL COMMERCIAL BANKS		$3,341,671

COMMERCIAL SERVICES &
SUPPLIES – 2.2%
[7]Apollo Group, Inc.	3,400	296,004

[7]Career Education Corp.	15,100	966,400

[7]Kroll, Inc.	47,600	1,410,864

[7]Waste Connections, Inc.	10,000	402,700

TOTAL COMMERCIAL SERVICES & SUPPLIES		$3,075,968

Description	Shares	Value

COMMUNICATIONS
EQUIPMENT – 1.0%
[7]Juniper Networks, Inc.	29,400	$643,272

7QLogic Corp.	28,600	771,914

TOTAL COMMUNICATIONS EQUIPMENT		$1,415,186

CONSTRUCTION &
ENGINEERING – 0.7%
[7]Jacobs Engineering Group, Inc.	22,200	$925,962

CONSUMER FINANCE – 1.4%
Capital One Financial Corp.	30,700	$2,011,771

CONTAINERS & PACKAGING – 0.7%
[7]Smurfit-Stone Container Corp.	58,600	$1,007,334

DIVERSIFIED FINANCIAL
SERVICES – 1.3%
CIT Group, Inc.	21,900	752,703

Principal Financial Group	32,800	1,157,840

TOTAL DIVERSIFIED FINANCIAL SERVICES		$1,910,543

ELECTRIC UTILITIES – 1.6%
Edison International	32,900	769,860

Entergy Corp.	18,900	1,031,940

7PG&E Corp.	15,700	432,064

TOTAL ELECTRIC UTILITIES		$2,233,864

ELECTRICAL EQUIPMENT – 0.8%
Rockwell Automation, Inc.	33,200	$1,085,308

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 6.1%
CDW Corp.	50,500	3,155,745

[7]Sanmina-SCI Corp.	227,800	2,282,556

[7]Solectron Corp.	156,700	767,830

[7]Trimble Navigation Ltd.	23,000	576,150

[7]Vishay Intertechnology, Inc.	103,200	1,795,680

TOTAL ELECTRONIC EQUIPMENT &
INSTRUMENTS		$8,577,961

ENERGY EQUIPMENT &
SERVICES – 1.3%
[7]Grant Prideco, Inc.	123,500	$1,883,375

FOOD & STAPLES RETAILING – 1.5%
7BJ’s Wholesale Club, Inc.	41,200	998,276

Whole Foods Market, Inc.	14,900	1,191,851

TOTAL FOOD & STAPLES RETAILING		$2,190,127

FOOD PRODUCTS – 0.6%
Archer-Daniels-Midland Co.	45,100	$791,956

GAS UTILITIES – 1.0%
Sempra Energy	44,900	$1,425,575

Description	Shares	Value

HEALTHCARE EQUIPMENT &
SUPPLIES – 2.6%
Guidant Corp.	16,400	$1,033,364

St. Jude Medical, Inc.	22,200	1,692,972

[7]Zimmer Holdings, Inc.	12,000	958,200

TOTAL HEALTHCARE EQUIPMENT & SUPPLIES		$3,684,536

HEALTHCARE PROVIDERS &
SERVICES – 5.7%
Aetna, Inc.	15,000	1,241,250

[7]Anthem, Inc.	18,200	1,612,156

[7]Community Health Systems, Inc.	50,600	1,304,974

7DaVita, Inc.	28,900	1,476,790

[7]PacifiCare Health Systems, Inc.	47,800	1,709,328

[7]Triad Hospitals, Inc.	21,700	738,017

TOTAL HEALTHCARE PROVIDERS & SERVICES		$8,082,515

HOTELS, RESTAURANTS &
LEISURE – 3.2%
[7]Brinker International, Inc.	31,500	1,211,490

Hilton Hotels Corp.	112,000	1,958,880

International Game Technology	9,700	366,078

International Speedway Corp., Class A	24,000	1,011,120

TOTAL HOTELS, RESTAURANTS & LEISURE		$4,547,568

HOUSEHOLD DURABLES – 1.3%
Maytag Corp.	65,200	$1,819,080

HOUSEHOLD PRODUCTS – 1.3%
Clorox Co.	34,800	$1,801,944

IT SERVICES – 2.5%
[7]Accenture Ltd.	60,600	1,440,462

[7]Computer Sciences Corp.	16,300	666,833

7DST Systems, Inc.	12,500	551,875

[7]eFunds Corp.	54,500	875,270

TOTAL IT SERVICES		$3,534,440

INSURANCE – 7.1%
Chubb Corp.	19,900	1,373,100

Everest Re Group Ltd.	31,400	2,674,652

Hartford Financial Services Group, Inc.	23,000	1,404,840

Lincoln National Corp.	17,100	767,448

Old Republic International Corp.	85,050	1,974,861

PartnerRe Ltd.	12,500	716,250

Protective Life Corp.	29,800	1,071,608

TOTAL INSURANCE		$9,982,759

INTERNET & CATALOG RETAIL – 1.4%
[7]InterActiveCorp	62,900	$2,004,623

Description	Shares	Value

LEISURE EQUIPMENT &
PRODUCTS – 0.3%
Eastman Kodak Co.	14,900	$384,271

MACHINERY – 5.1%
Danaher Corp.	8,400	777,168

Eaton Corp.	51,800	3,075,884

ITT Industries, Inc.	12,300	975,267

Pall Corp.	99,700	2,370,866

TOTAL MACHINERY		$7,199,185

MEDIA – 5.1%
[7]Entercom Communication Corp.	23,000	1,048,800

McGraw-Hill Cos., Inc.	19,600	1,545,656

Meredith Corp.	17,300	881,262

Omnicom Group, Inc.	18,100	1,439,131

[7]Univision Communications, Inc., Class A	43,400	1,469,090

WPP Group PLC, ADR	15,600	768,924

TOTAL MEDIA		$7,152,863

METALS & MINING – 0.9%
United States Steel Corp.	42,500	$1,216,775

MULTI-UTILITIES &
UNREGULATED POWER – 1.6%
Constellation Energy Group, Inc.	59,500	$2,289,560

MULTILINE RETAIL – 1.4%
Family Dollar Stores, Inc.	23,600	758,504

Federated Department Stores, Inc.	10,800	529,200

Nordstrom, Inc.	20,800	741,104

TOTAL MULTILINE RETAIL		$2,028,808

OIL & GAS – 5.4%
Devon Energy Corp.	14,200	869,040

[7]Forest Oil Corp.	31,600	829,500

Murphy Oil Corp.	36,100	2,472,850

[7]Newfield Exploration Co.	28,200	1,485,576

Unocal Corp.	55,000	1,982,200

TOTAL OIL & GAS		$7,639,166

PAPER & FOREST PRODUCTS – 0.4%
Georgia-Pacific Corp.	16,800	$589,680

PERSONAL PRODUCTS – 0.8%
Avon Products, Inc.	4,600	386,400

Estee Lauder Cos., Inc., Class A	17,300	790,783

TOTAL PERSONAL PRODUCTS		$1,177,183

PHARMACEUTICALS – 2.0%
[7]Barr Laboratories, Inc.	26,700	1,105,914

[7]Medicines Co.	23,200	758,872

[7]Watson Pharmaceuticals, Inc.	26,300	936,543

TOTAL PHARMACEUTICALS		$2,801,329

Description	Shares	Value

ROAD & RAIL – 0.7%
[7]Genesee & Wyoming, Inc., Class A	22,500	$518,625

Norfolk Southern Corp.	17,300	412,086

TOTAL ROAD & RAIL		$930,711

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 4.1%
[7]Altera Corp.	65,000	1,300,650

Analog Devices, Inc.	33,000	1,405,800

[7]Applied Micro Circuits Corp.	139,400	614,754

[7]Novellus Systems, Inc.	62,400	1,807,104

7RF Micro Devices, Inc.	85,200	627,072

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$5,755,380

SOFTWARE – 5.1%
Adobe System, Inc.	49,700	2,054,598

[7]Check Point Software Technologies Ltd.	30,300	709,929

[7]Electronic Arts, Inc.	31,000	1,569,220

Jack Henry & Associates, Inc.	38,700	703,953

[7]Symantec Corp.	25,800	1,162,290

[7]Veritas Software Corp.	38,600	1,029,462

TOTAL SOFTWARE		$7,229,452

SPECIALTY RETAIL – 1.8%
Staples, Inc.	29,200	752,192

Tiffany & Co.	12,600	491,400

[7]Williams-Sonoma, Inc.	41,100	1,334,928

TOTAL SPECIALTY RETAIL		$2,578,520

TEXTILES APPAREL &
LUXURY GOODS – 3.1%
[7]Coach, Inc.	39,500	1,682,700

Nike, Inc., Class B	38,200	2,748,490

TOTAL TEXTILES APPAREL & LUXURY GOODS		$4,431,190

THRIFTS & MORTGAGE
FINANCE – 2.8%
Golden West Financial Corp.	19,500	2,049,645

PMI Group, Inc.	21,200	912,236

W Holding Co., Inc.	62,000	1,056,480

TOTAL THRIFTS & MORTGAGE FINANCE		$4,018,361

TOTAL COMMON STOCKS
(IDENTIFIED COST $125,580,898)		$140,100,658

MUTUAL FUND – 0.3%
SSGA Money Market Fund
(AT NET ASSET VALUE)	440,907	$440,907

TOTAL INVESTMENTS – 99.5%
(IDENTIFIED COST $126,021,805)		$140,541,565

OTHER ASSETS AND LIABILITIES – NET – 0.5%		$657,622

TOTAL NET ASSETS – 100%		$141,199,187

MTB Mid Cap Growth Fund

Description	Shares	Value

COMMON STOCKS – 97.3%

AUTO COMPONENTS – 1.2%
Lear Corp.	17,000	$1,030,540

BIOTECHNOLOGY – 6.8%
[7]Affymetrix, Inc.	30,000	916,800

[7]Biogen Idec, Inc.	17,215	1,015,685

[7]Gilead Sciences, Inc.	49,700	3,023,251

[7]Protein Design Laboratories, Inc.	39,100	957,168

TOTAL BIOTECHNOLOGY		$5,912,904

CAPITAL MARKETS – 1.8%
Northern Trust Corp.	36,600	$1,547,448

COMMERCIAL BANKS – 3.2%
[7]Dime Bancorp, Inc., Warrants	9,500	1,425

Greater Bay Bancorp	56,600	1,605,742

UCBH Holdings, Inc.	31,000	1,147,620

TOTAL COMMERCIAL BANKS		$2,754,787

COMMERCIAL SERVICES &
SUPPLIES – 4.7%
[7]Arbitron, Inc.	26,900	1,002,025

[7]Career Education Corp.	24,900	1,593,600

[7]United Rentals, Inc.	84,200	1,448,240

TOTAL COMMERCIAL SERVICES & SUPPLIES		$4,043,865

COMPUTERS & PERIPHERALS – 2.8%
[7]Electronics for Imaging, Inc.	54,350	1,379,403

[7]SanDisk Corp.	44,200	1,021,462

TOTAL COMPUTERS & PERIPHERALS		$2,400,865

CONSUMER FINANCE – 1.3%

Capital One Financial Corp.	17,700	$1,159,881

CONTAINERS & PACKAGING – 1.6%
[7]Pactiv Corp.	60,300	$1,383,885

DIVERSIFIED FINANCIAL
SERVICES – 1.4%
CIT Group, Inc.	36,400	$1,251,068

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 4.7%
CDW Corp.	32,000	1,999,680

Symbol Technologies, Inc.	73,600	883,200

[7]Vishay Intertechnology, Inc.	70,500	1,226,700

TOTAL ELECTRONIC EQUIPMENT &
INSTRUMENTS		$4,109,580

ENERGY EQUIPMENT &
SERVICES – 2.9%
[7]Nabors Industries Ltd.	32,800	1,455,008

[7]Weatherford International Ltd.	24,000	1,043,520

TOTAL ENERGY EQUIPMENT & SERVICES		$2,498,528

Description	Shares	Value

FOOD & STAPLES RETAILING – 1.7%
[7]Performance Food Group Co.	42,600	$1,496,538

HEALTHCARE EQUIPMENT &
SUPPLIES – 1.8%
[7]Cytyc Corp.	71,000	$1,519,400

HEALTHCARE PROVIDERS &
SERVICES – 13.3%
[7]Amerigroup Corp.	39,000	1,618,890

[7]Amsurg Corp.	55,800	1,348,686

[7]Caremark Rx, Inc.	32,000	1,083,200

[7]Cerner Corp.	35,900	1,537,238

[7]Express Scripts, Inc., Class A	20,000	1,546,800

Health Management Association, Class A	60,000	1,387,800

Quest Diagnostic, Inc.	8,100	683,235

[7]United Surgical Partners International, Inc.	39,400	1,427,068

Universal Health Services, Inc., Class B	20,400	895,560

TOTAL HEALTHCARE PROVIDERS & SERVICES		$11,528,477

HOTELS, RESTAURANTS &
LEISURE – 2.8%
Outback Steakhouse, Inc.	30,000	1,317,900

Royal Caribbean Cruises Ltd.	27,600	1,118,628

TOTAL HOTELS, RESTAURANTS & LEISURE		$2,436,528

HOUSEHOLD DURABLES – 5.8%
Harman International Industries, Inc.	17,600	1,334,960

Lennar Corp., Class A	20,000	937,000

Newell Rubbermaid, Inc.	33,500	791,940

[7]Toll Brothers, Inc.	49,800	1,970,586

TOTAL HOUSEHOLD DURABLES		$5,034,486

HOUSEHOLD PRODUCTS – 0.8%
[7]Energizer Holdings, Inc.	16,100	$697,130

IT SERVICES – 1.0%
[7]ManTech International Corp., Class A	35,000	$878,500

INSURANCE – 1.8%
Radian Group, Inc.	33,100	$1,539,481

INTERNET SOFTWARE &
SERVICES – 2.6%
[7]Opsware, Inc.	182,500	1,335,900

[7]VeriSign, Inc.	55,200	890,376

TOTAL INTERNET SOFTWARE & SERVICES		$2,226,276

MACHINERY – 1.6%
Harsco Corp.	31,200	$1,358,136

Description	Shares	Value

MEDIA – 2.7%
[7]Cumulus Media, Inc., Class A	55,600	$1,168,712

Washington Post Co., Class B	700	644,000

7XM Satellite Radio Holdings, Inc., Class A	23,400	560,664

TOTAL MEDIA		$2,373,376

METALS & MINING – 1.0%
Peabody Energy Corp.	19,300	$904,977

MULTILINE RETAIL – 2.0%
[7]Dollar Tree Stores, Inc.	65,100	$1,754,445

OIL & GAS – 2.3%
XTO Energy, Inc.	75,207	$2,008,027

PERSONAL PRODUCTS – 1.8%
Estee Lauder Cos., Inc., Class A	33,700	$1,540,427

REAL ESTATE – 1.5%
St. Joe Co.	33,600	$1,317,120

ROAD & RAIL – 1.6%
Werner Enterprises, Inc.	67,300	$1,345,327

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 4.1%
[7]Cree, Inc.	45,000	834,750

[7]International Rectifier Corp.	39,800	1,577,672

7NVIDIA Corp.	53,300	1,094,782

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$3,507,204

SOFTWARE – 5.7%
[7]Cadence Design Systems, Inc.	90,000	1,153,800

[7]Citrix Systems, Inc.	26,000	495,300

[7]Novell, Inc.	112,000	1,079,680

[7]Symantec Corp.	20,600	928,030

7THQ, Inc.	68,900	1,277,406

TOTAL SOFTWARE		$4,934,216

Description	Shares	Value

SPECIALTY RETAIL – 7.1%
[7]CarMax, Inc.	56,800	$1,472,256

[7]GameStop Corp.	48,500	854,085

Michaels Stores, Inc.	31,000	1,550,930

Pier 1 Imports, Inc.	68,300	1,411,078

Staples, Inc.	33,200	855,232

TOTAL SPECIALTY RETAIL		$6,143,581

THRIFTS & MORTGAGE
FINANCE – 1.9%
Countrywide Financial Corp.	27,349	1,621,796

TOTAL COMMON STOCKS
(IDENTIFIED COST $70,582,140)		$84,258,799

MUTUAL FUNDS – 2.2%
SSGA Money Market Fund	1,921,263	1,921,263

SSGA US Government Money Market Fund	3	3

TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)		$1,921,266

TOTAL INVESTMENTS – 99.5%
(IDENTIFIED COST $72,503,407)		$86,180,065

OTHER ASSETS AND LIABILITIES – NET – 0.5%		$395,309

TOTAL NET ASSETS – 100%		$86,575,374

See Notes to Portfolios of Investments

MTB Small Cap Stock Fund

Description	Shares	Value

COMMON STOCKS – 97.1%

AIR FREIGHT & LOGISTICS – 0.6%
Ryder Systems, Inc.	25,100	$923,429

AUTO COMPONENTS – 2.3%
American Axle & Manufacturing Holdings, Inc.	24,300	934,821

ArvinMeritor, Inc.	29,000	600,010

BorgWarner, Inc.	12,100	991,474

Cooper Tire & Rubber Co.	44,700	956,133

TOTAL AUTO COMPONENTS		$3,482,438

Description	Shares	Value

BIOTECHNOLOGY – 6.7%
7AVI BioPharma, Inc.	12,000	$34,440

[7]Alkermes, Inc.	31,600	484,428

7ArQule, Inc.	10,500	69,720

[7]Cell Genesys, Inc.	95,429	1,054,490

[7]Corixa Corp.	92,500	541,125

[7]Cubist Pharmaceuticals, Inc.	98,100	975,114

[7]Dendreon Corp.	81,500	1,059,500

[7]Exact Sciences Corp.	14,200	96,560

Description	Shares	Value
[7]Genta, Inc.	114,600	$983,268

[7]Isis Pharmaceuticals, Inc.	111,800	812,786

[7]Kosan Biosciences, Inc.	14,000	193,480

7La Jolla Pharmaceutical Co.	111,700	373,078

[7]Lexicon Genetics, Inc.	29,800	210,388

[7]Medarex, Inc.	93,700	892,961

[7]Nuvelo, Inc.	8,701	94,058

[7]OraSure Technologies, Inc.	20,900	175,769

[7]Paradigm Genetics, Inc.	220,800	256,128

[7]Savient Pharmaceuticals, Inc.	82,800	310,500

[7]Telik, Inc.	28,600	671,242

[7]Third Wave Technologies, Inc.	107,200	519,920

[7]Transgenomic, Inc.	50,000	76,450

[7]Vasogen, Inc.	11,700	64,935

[7]ViroPharma, Inc.	24,400	53,680

TOTAL BIOTECHNOLOGY		$10,004,020

BUILDING PRODUCTS – 1.4%
[7]Griffon Corp.	34,300	752,885

Universal Forest Products, Inc.	24,800	671,832

York International Corp.	18,700	733,040

TOTAL BUILDING PRODUCTS		$2,157,757

CAPITAL MARKETS – 1.9%
[7]Apollo Investment Corp.	7,500	103,125

7E*Trade Group, Inc.	165,900	1,884,624

[7]Knight Trading Group, Inc.	37,200	432,264

[7]Piper Jaffray Cos., Inc.	2,600	125,892

[7]Tradestation Group, Inc.	46,900	301,567

TOTAL CAPITAL MARKETS		$2,847,472

CHEMICALS – 2.0%
Albemarle Corp.	24,000	702,000

Fuller (H.B.) Co.	14,800	405,520

[7]Headwaters, Inc.	23,700	544,863

Lubrizol Corp.	19,200	610,560

[7]Symyx Technologies, Inc.	29,700	760,320

TOTAL CHEMICALS		$3,023,263

COMMERCIAL BANKS – 5.2%
Cascade Bancorp	12,500	209,625

Colonial BancGroup, Inc.	52,400	902,852

East West Bancorp, Inc.	8,500	478,805

First Charter Corp.	25,800	532,770

Greater Bay Bancorp	38,400	1,089,408

Independent Bank Corp.- Michigan	27,979	700,314

NBT Bancorp, Inc.	31,900	667,348

Provident Bankshares Corp.	10,700	301,419

Provident Financial Group, Inc.	24,572	967,645

Republic Bancorp, Inc.	62,823	817,327

[7]Silicon Valley Bancshares	24,000	824,640

Umpqua Holdings Corp.	9,500	180,025

TOTAL COMMERCIAL BANKS		$7,672,178

Description	Shares	Value

COMMERCIAL SERVICES &
SUPPLIES – 4.4%
Banta Corp.	23,800	$1,058,624

Ikon Office Solutions, Inc.	63,400	705,642

[7]Labor Ready, Inc.	26,900	340,016

[7]MemberWorks, Inc.	25,100	740,701

[7]Navigant Consulting, Inc.	3,600	63,108

New England Business Service, Inc.	17,400	603,954

[7]Princeton Review (The), Inc.	40,500	339,795

7SITEL Corp.	121,800	347,130

7SOURCECORP, Inc.	30,200	775,838

Strayer Education, Inc.	7,800	974,766

[7]United Rentals, Inc.	36,600	629,520

TOTAL COMMERCIAL SERVICES & SUPPLIES		$6,579,094

COMMUNICATIONS
EQUIPMENT – 2.1%
Black Box Corp.	11,100	565,545

[7]Digi International, Inc.	40,128	390,044

[7]Harmonic Lightwaves, Inc.	27,900	184,419

[7]Polycom, Inc.	107,500	2,051,100

TOTAL COMMUNICATIONS EQUIPMENT		$3,191,108

COMPUTERS &
PERIPHERALS – 2.4%
[7]Immersion Corp.	131,400	593,928

[7]Komag, Inc.	30,400	386,384

[7]Maxtor Corp.	109,300	711,543

[7]Pinnacle Systems, Inc.	169,400	1,333,178

[7]Storage Technology Corp.	21,800	572,686

TOTAL COMPUTERS & PERIPHERALS		$3,597,719

CONSTRUCTION &
ENGINEERING – 1.0%
Chicago Bridge & Iron Co., N.V.	5,000	143,750

[7]Integrated Electrical Services	78,000	760,500

[7]Mastec, Inc.	85,600	627,448

TOTAL CONSTRUCTION & ENGINEERING		$1,531,698

CONSTRUCTION MATERIALS – 0.3%
Ameron, Inc.	15,400	$461,230

CONSUMER FINANCE – 0.6%
Advanta Corp., Class B	37,500	600,750

[7]United PanAm Financial Corp.	21,900	315,141

TOTAL CONSUMER FINANCE		$915,891

DIVERSIFIED FINANCIAL
SERVICES – 0.3%
[7]Encore Capital Group, Inc.	9,000	143,820

GATX Corp.	12,100	284,350

TOTAL DIVERSIFIED FINANCIAL SERVICES		$428,170

Description	Shares	Value

DIVERSIFIED TELECOMMUNICATION
SERVICES – 0.4%
7TALK America Holdings, Inc.	66,600	$594,072

ELECTRIC UTILITIES – 1.6%
Duquesne Light Holdings, Inc.	48,500	910,345

UIL Holdings Corp.	9,400	424,598

UniSource Energy Corp.	42,500	1,038,275

TOTAL ELECTRIC UTILITIES		$2,373,218

ELECTRICAL EQUIPMENT – 1.0%
[7]Active Power, Inc.	27,900	88,164

[7]Artesyn Technologies, Inc.	7,300	67,233

[7]Genlyte Group, Inc.	7,900	452,828

Woodward Governor Co.	13,100	816,654

TOTAL ELECTRICAL EQUIPMENT		$1,424,879

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 2.7%
[7]Brightpoint, Inc.	22,000	239,580

[7]Checkpoint Systems, Inc.	35,700	573,699

Cognex Corp.	18,900	600,642

[7]Identix, Inc.	47,599	302,730

Methode Electronics, Inc., Class A	60,200	682,668

PerkinElmer, Inc.	51,000	981,750

[7]RadiSys Corp.	27,400	511,558

[7]Universal Display Corp.	10,300	130,295

TOTAL ELECTRONIC EQUIPMENT &
INSTRUMENTS		$4,022,922

ENERGY EQUIPMENT &
SERVICES – 1.0%
[7]Cal Dive International, Inc.	9,000	243,360

[7]Key Energy Group, Inc.	6,600	70,356

[7]Lone Star Technologies, Inc.	2,900	59,450

[7]Offshore Logistics, Inc.	13,600	298,520

[7]Veritas DGC, Inc.	38,800	792,684

TOTAL ENERGY EQUIPMENT & SERVICES		$1,464,370

FOOD & STAPLES RETAILING – 1.3%
[7]7-Eleven, Inc.	52,600	846,860

7BJ’s Wholesale Club, Inc.	20,700	501,561

Ruddick Corp.	26,000	530,400

TOTAL FOOD & STAPLES RETAILING		$1,878,821

FOOD PRODUCTS – 0.2%
[7]Interstate Bakeries Corp.	31,900	$360,470

GAS UTILITIES – 0.9%
NICOR, Inc.	10,500	356,895

UGI Corp.	30,900	973,350

TOTAL GAS UTILITIES		$1,330,245

Description	Shares	Value

HEALTHCARE EQUIPMENT &
SUPPLIES – 1.1%
[7]Align Technology, Inc.	7,200	$124,704

Analogic Corp.	2,700	127,845

[7]Bioject Medical Technologies, Inc.	30,400	82,688

[7]CardioDynamics International Corp.	22,200	129,870

PolyMedica Industries, Inc.	20,800	579,072

West Pharmaceutical Services, Inc.	15,000	582,000

TOTAL HEALTHCARE EQUIPMENT & SUPPLIES		$1,626,179

HEALTHCARE PROVIDERS &
SERVICES – 2.6%
[7]Alliance Imaging, Inc.	22,200	84,804

[7]LifePoint Hospitals, Inc.	5,400	193,104

7MIM Corp.	16,000	120,800

[7]Orthodontic Centers of America, Inc.	21,200	152,004

7PDI, Inc.	6,200	158,472

[7]PacifiCare Health Systems, Inc.	19,600	700,896

[7]Service Corp. International	79,400	586,766

[7]Sunrise Senior Living, Inc.	11,200	353,920

[7]TriZetto Group, Inc.	27,700	188,083

7US Oncology, Inc.	81,700	1,217,330

[7]Vital Images, Inc.	5,500	61,050

TOTAL HEALTHCARE PROVIDERS & SERVICES		$3,817,229

HOTELS, RESTAURANTS &
LEISURE – 2.9%
[7]Aztar Corp.	46,200	1,196,580

[7]Chicago Pizza & Brewery, Inc.	14,700	194,334

Landrys Seafood Restaurants, Inc.	26,900	900,612

Lone Star Steakhouse & Saloon	37,900	1,165,425

[7]Red Robin Gourmet Burgers	11,800	339,250

[7]Ryan's Family Steak Houses, Inc.	33,150	601,341

TOTAL HOTELS, RESTAURANTS & LEISURE		$4,397,542

HOUSEHOLD DURABLES – 3.3%
[7]American Greetings Corp., Class A	22,100	453,050

M.D.C. Holdings, Inc.	14,641	904,667

M/I Homes	23,400	998,010

[7]Meritage Corp.	8,200	556,370

Ryland Group, Inc.	13,600	1,073,720

[7]Salton, Inc.	27,000	244,350

[7]Toll Brothers, Inc.	6,600	261,162

7WCI Communities, Inc.	16,500	401,115

TOTAL HOUSEHOLD DURABLES		$4,892,444

IT SERVICES – 0.4%
[7]Euronet Worldwide, Inc.	7,200	139,896

[7]Lionbridge Technologies, Inc.	42,900	386,958

TOTAL IT SERVICES		$526,854

Description	Shares	Value

INDUSTRIAL
CONGLOMERATES – 0.6%
[7]Gerber Scientific, Inc.	49,700	$298,200

Walter Industries, Inc.	44,200	551,616

TOTAL INDUSTRIAL CONGLOMERATES		$849,816

INSURANCE – 3.1%
AmerUs Group Co.	28,900	1,115,540

[7]Ceres Group, Inc.	86,300	591,155

Commerce Group, Inc.	22,400	1,033,760

LandAmerica Financial Group, Inc.	16,500	679,965

Presidential Life Corp.	11,000	176,990

Selective Insurance Group, Inc.	5,800	207,408

StanCorp Financial Group, Inc.	14,200	878,554

TOTAL INSURANCE		$4,683,372

INTERNET & CATALOG
RETAIL – 0.0%
[7]Insight Enterprises, Inc.	3,200	$53,568

INTERNET SOFTWARE &
SERVICES – 4.2%
[7]Ask Jeeves, Inc.	23,200	822,904

[7]Autobytel.com, Inc.	15,000	140,400

[7]Broadvision, Inc.	45,900	160,191

[7]Corillian Corp.	153,290	662,213

[7]Digital Insight Corp.	46,350	894,555

[7]DoubleClick, Inc.	187,100	1,509,897

[7]Homestore.com, Inc.	135,500	650,400

[7]LivePerson, Inc.	42,900	190,433

7NIC, Inc.	8,600	44,806

[7]Websense, Inc.	12,200	359,900

[7]aQuantive, Inc.	82,100	825,105

TOTAL INTERNET SOFTWARE & SERVICES		$6,260,804

LEISURE EQUIPMENT &
PRODUCTS – 1.2%
Action Performance Cos., Inc.	13,600	213,248

[7]Marvel Enterprises, Inc.	32,200	611,478

Polaris Industries, Inc., Class A	21,600	926,640

TOTAL LEISURE EQUIPMENT & PRODUCTS		$1,751,366

MACHINERY – 2.5%
Albany International Corp., Class A	32,700	997,350

Briggs & Stratton Corp.	15,800	1,106,000

Harsco Corp.	20,800	905,424

Timken Co.	35,300	778,718

TOTAL MACHINERY		$3,787,492

MEDIA – 0.1%
Journal Communications, Inc., Class A	7,100	$125,386

Description	Shares	Value

METALS & MINING – 1.6%
Quanex Corp.	19,000	$775,200

[7]Steel Dynamics, Inc.	43,800	1,054,266

Steel Technologies, Inc.	29,700	572,913

TOTAL METALS & MINING		$2,402,379

MULTI-UTILITIES &
UNREGULATED POWER – 0.6%
Avista Corp.	25,400	429,260

ONEOK, Inc.	18,800	393,860

TOTAL MULTI-UTILITIES &
UNREGULATED POWER		$823,120

MULTILINE RETAIL – 0.4%
[7]Shopko Stores, Inc.	42,400	$562,224

OIL & GAS – 2.6%
[7]Evergreen Resources, Inc.	6,500	260,845

Holly Corp.	16,200	544,158

[7]Quicksilver Resources, Inc.	1,700	73,865

[7]Remington Oil & Gas Corp.	1,000	21,900

[7]Stone Energy Corp.	19,400	954,480

[7]Swift Energy Co.	24,700	535,743

[7]Tesoro Petroleum Corp.	65,300	1,326,243

[7]Ultra Petroleum Corp.	6,500	213,460

TOTAL OIL & GAS		$3,930,694

PHARMACEUTICALS – 0.8%
Alpharma, Inc., Class A	40,400	877,892

[7]AtheroGenics, Inc.	3,000	70,860

[7]Columbia Laboratories, Inc.	21,900	109,040

Valeant Pharmaceuticals International	3,200	73,920

TOTAL PHARMACEUTICALS		$1,131,712

REAL ESTATE – 3.2%
Bedford Property Investors, Inc.	14,100	381,969

Boykin Lodging Co.	55,000	433,950

Friedman, Billings, Ramsey Group, Inc., Class A	48,000	888,000

HRPT Properties Trust	58,100	554,855

[7]Levitt Corp.	13,425	306,090

Mission West Properties, Inc.	32,400	382,644

Novastar Financial, Inc.	21,200	688,152

Omega Healthcare Investors	76,500	707,625

RAIT Investment Trust	12,600	303,156

Redwood Trust, Inc.	4,000	173,800

TOTAL REAL ESTATE		$4,820,241

ROAD & RAIL – 0.6%
[7]Dollar Thrifty Automotive Group	27,700	729,895

7SCS Transportation, Inc.	4,700	107,536

TOTAL ROAD & RAIL		$837,431

Description	Shares	Value

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 9.8%
[7]August Technology Corp.	31,900	$420,442

[7]Brooks Automation, Inc.	69,700	1,159,808

[7]Cabot Microelectronics Corp.	6,000	177,180

[7]ChipPAC, Inc.	63,600	389,868

[7]Credence Systems Corp.	58,800	655,032

[7]Cymer, Inc.	15,100	482,898

[7]Dupont Photomasks, Inc.	17,700	366,036

[7]Electroglas, Inc.	17,700	69,738

7FEI Co.	61,100	1,220,778

[7]Genesis Microchip, Inc.	64,500	969,435

[7]Integrated Circuit System, Inc.	8,000	189,520

[7]Kulicke & Soffa Industries	22,700	225,411

[7]Lattice Semiconductor Corp.	320,500	2,281,960

[7]Mykrolis Corp.	49,200	715,860

7NPTest Holding Corp.	29,200	425,152

7PLX Technology, Inc.	32,500	421,850

[7]Pixelworks, Inc.	153,900	2,751,732

[7]Rudolph Technologies, Inc.	30,900	496,563

[7]Skyworks Solutions, Inc.	60,500	517,880

[7]Trident Microsystems, Inc.	3,500	48,545

[7]Triquint Semiconductor, Inc.	64,200	352,458

[7]Ultra Clean Holdings, Inc.	35,700	265,965

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$14,604,111

SOFTWARE – 4.1%
[7]Advent Software, Inc.	22,300	416,564

[7]Aspen Technology, Inc.	56,900	369,850

[7]Digimarc Corp.	113,400	1,279,152

Henry Jack & Associates, Inc.	42,600	774,894

[7]Macrovision Corp.	38,900	655,076

[7]Mentor Graphics Corp.	13,000	215,670

7ONYX Software Corp.	31,150	112,140

[7]Open Solutions, Inc.	18,000	445,140

[7]Quest Software, Inc.	9,000	101,250

[7]Roxio, Inc.	16,700	65,130

[7]Secure Computing Corp.	31,700	303,052

[7]Sybase, Inc.	40,100	685,710

[7]Transaction Systems Architects, Inc., Class A	34,000	721,820

TOTAL SOFTWARE		$6,145,448

SPECIALTY RETAIL – 4.2%
[7]Barnes & Noble, Inc.	14,700	439,089

[7]Bombay Co., Inc.	66,600	372,960

Description	Shares	Value

Christopher & Banks Corp.	36,850	$659,247

[7]Cost Plus, Inc.	14,700	532,140

7Electronics Boutique Holdings Corp.	28,800	779,040

[7]Hot Topic, Inc.	55,700	1,239,882

[7]Rex Stores Corp.	32,800	469,040

Sonic Automotive, Inc.	13,400	333,660

[7]Stage Stores, Inc.	12,200	478,972

[7]Zale Corp.	17,200	961,824

TOTAL SPECIALTY RETAIL		$6,265,854

TEXTILES APPAREL & LUXURY
GOODS – 2.0%
Kenneth Cole Productions, Inc., Class A	25,300	875,127

Phillips Van Heusen Corp.	35,400	639,678

[7]Quiksilver, Inc.	47,600	1,029,588

Unifirst Corp.	13,000	383,500

TOTAL TEXTILES APPAREL & LUXURY GOODS		$2,927,893

THRIFTS & MORTGAGE
FINANCE – 4.2%
7Commercial Capital Bancorp, Inc.	57,066	1,007,786

Commercial Federal Corp.	28,600	733,876

Corus Bankshares, Inc.	10,000	377,500

Flagstar Bancorp, Inc.	44,000	898,920

[7]Franklin Bank Corp.	3,000	50,730

Hudson River Bancorp, Inc.	1,900	34,219

7ITLA Capital Corp.	8,000	344,000

Independence Community Bank	25,400	925,322

IndyMac Bancorp, Inc.	31,400	1,009,824

Net.B@nk, Inc.	20,600	222,274

New Century Financial Corp.	3,800	161,234

[7]Saxon Capital, Inc.	15,200	330,600

Sovereign Bancorp, Inc.	0	6

7Sterling Financial Corp.	7,450	245,925

TOTAL THRIFTS & MORTGAGE FINANCE		$6,342,216

TOBACCO – 0.7%
Standard Commercial Corp.	20,400	377,604

Universal Corp.	12,500	628,000

TOTAL TOBACCO		$1,005,604

TOTAL COMMON STOCKS (IDENTIFIED COST
$115,232,669)		$144,835,443

MUTUAL FUND – 3.3%
SSGA Money Market Fund
(AT NET ASSET VALUE)	4,956,605	$4,956,605

TOTAL INVESTMENTS – 100.4%
(IDENTIFIED COST $120,189,274)		$149,792,048

OTHER ASSETS AND
LIABILTIES – NET – (0.4)%		$(594,514)

TOTAL NET ASSETS – 100%		$149,197,534

See Notes to Portfolios of Investments

MTB Small Cap Growth Fund

Description	Shares	Value

COMMON STOCKS – 99.1%

AEROSPACE & DEFENSE – 1.3%
7MTC Technologies, Inc.	90,000	$2,358,900

AUTO COMPONENTS – 1.2%
[7]China Yuchai International Ltd.	140,000	$2,307,200

BIOTECHNOLOGY—9.9%
[7]Calypte Biomedical Corp.	3,347,000	1,907,790

[7]Gen-Probe, Inc.	49,800	1,660,332

[7]Ligand Pharmaceuticals, Inc., Class B	100,000	2,141,000

[7]Medarex, Inc.	198,200	1,888,846

7NPS Pharmaceuticals, Inc.	125,000	3,131,250

[7]Nuvelo, Inc.	170,000	1,837,702

[7]Serologicals Corp.	120,000	2,222,400

[7]Tanox, Inc.	100,000	1,705,000

[7]United Therapeutics Corp.	75,500	1,858,810

TOTAL BIOTECHNOLOGY		$18,353,130

COMMERCIAL BANKS – 2.2%
Columbia Bancorp	80,000	2,320,000

UCBH Holdings, Inc.	45,000	1,665,900

TOTAL COMMERCIAL BANKS		$3,985,900

COMMERCIAL SERVICES &
SUPPLIES – 2.1%
Collegiate Pacific, Inc.	72,500	696,000

Gevity HR, Inc.	144,353	3,180,097

TOTAL COMMERCIAL SERVICES & SUPPLIES		$3,876,097

COMMUNICATIONS
EQUIPMENT – 10.3%
[7]Arris Group, Inc.	184,200	1,101,516

7F5 Networks, Inc.	100,000	2,540,000

[7]Ixia	295,750	2,641,048

[7]Network Engines, Inc.	737,300	2,462,582

7REMEC, Inc.	262,000	1,647,980

[7]Verso Technologies, Inc.	1,935,600	2,884,044

[7]Westell Technologies, Inc., Class A	450,000	3,293,100

7YDI Wireless, Inc., Class B	27,500	125,078

[7,8]YDI Wireless, Inc., Class B	500,000	2,046,735

TOTAL COMMUNICATIONS EQUIPMENT		$18,742,083

COMPUTERS &
PERIPHERALS – 1.9%
[7]Avid Technology, Inc.	40,000	1,918,800

[7]Sigma Designs, Inc.	265,300	1,538,740

TOTAL COMPUTERS & PERIPHERALS		$3,457,540

CONSUMER DISCRETIONARY– 0.5%
7LJ International, Inc.	270,000	$915,300

DIVERSIFIED TELECOMMUNICATION
SERVICES – 0.9%
[7]General Communications, Inc., Class A	194,000	$1,726,600

Description	Shares	Value

ELECTRICAL EQUIPMENT – 1.0%
[7]Electric City Corp.	700,000	$1,260,000

Technology Research Corp.	46,000	540,500

TOTAL ELECTRICAL EQUIPMENT		$1,800,500

ELECTRONIC EQUIPMENT &
INSTRUMENTS – 3.3%
[7]Dionex Corp.	51,244	2,614,981

Nam Tai Electronics, Inc.	35,000	626,500

[7]Spatialight, Inc.	715,000	2,895,750

TOTAL ELECTRONIC EQUIPMENT &
INSTRUMENTS		$6,137,231

ENERGY EQUIPMENT &
SERVICES – 0.7%
[7]Superior Energy Services, Inc.	120,000	$1,246,800

FOOD & STAPLES RETAILING – 0.3%
[7]Performance Food Group Co.	16,500	$579,645

HEALTHCARE – 1.5%
[7]Given Imaging Ltd.	78,500	$2,845,625

HEALTHCARE EQUIPMENT &
SUPPLIES – 4.1%
[7]Align Technology, Inc.	187,000	3,238,840

7CTI Molecular Imaging, Inc.	167,100	2,511,513

[7]Microtek Medical Holdings, Inc.	302,000	1,398,260

[7]Zoll Medical Corp.	13,300	400,596

TOTAL HEALTHCARE EQUIPMENT & SUPPLIES		$7,549,209

HEALTHCARE PROVIDERS &
SERVICES – 2.7%
[7]Covance, Inc.	80,000	2,699,200

[7]Psychiatric Solutions, Inc.	95,000	2,208,750

TOTAL HEALTHCARE PROVIDERS & SERVICES		$4,907,950

HOUSEHOLD DURABLES – 3.5%
Brookfield Homes Corp.	75,000	2,424,750

[7]Emerson Radio Corp.	307,500	1,251,525

7WCI Communities, Inc.	115,000	2,795,650

TOTAL HOUSEHOLD DURABLES		$6,471,925

IT SERVICES – 5.2%
[7]Anteon International Corp.	120,000	3,744,000

[7]Carreker-Antinori, Inc.	255,300	1,858,584

[7]Inforte Corp.	178,100	1,932,563

7MPS Group, Inc.	180,000	1,969,200

TOTAL IT SERVICES		$9,504,347

INFORMATION TECHNOLOGY– 1.8%
7On Track Innovations Ltd.	182,900	$1,898,136

[7,8]On Track Innovations Ltd.	145,000	1,354,329

TOTAL INFORMATION TECHNOLOGY		$3,252,465

INSURANCE – 1.9%
Infinity Property & Casualty	111,400	$3,464,540

Description	Shares	Value

INTERNET SOFTWARE &
SERVICES – 8.0%
[7]Ask Jeeves, Inc.	52,500	$1,862,175

[7]Corillian Corp.	266,500	1,151,280

[7]FindWhat.com	31,000	624,929

[7]Internap Network Services Corp.	728,500	1,223,880

[7]Modem Media . Poppe Tyson, Inc.	432,600	2,240,868

[7]Opsware, Inc.	582,500	4,263,900

7RADWARE Ltd.	59,800	1,263,574

[7]Radvision Ltd.	200,000	2,108,000

TOTAL INTERNET SOFTWARE & SERVICES		$14,738,606

MACHINERY – 1.1%
Briggs & Stratton Corp.	28,000	$1,960,000

METALS & MINING – 1.9%
[7]Century Aluminium Co.	85,000	1,683,000

Massey Energy Co.	80,000	1,873,600

TOTAL METALS & MINING		$3,556,600

OIL & GAS – 4.3%
[7]Evergreen Resources, Inc.	40,000	1,605,200

[7]General Maritime Corp.	107,200	2,153,648

OMI Corp.	250,000	2,517,500

Overseas Shipholding Group, Inc.	48,800	1,599,176

TOTAL OIL & GAS		$7,875,524

PERSONAL PRODUCTS – 1.5%
7USANA, Inc.	103,300	$2,783,935

PHARMACEUTICALS – 2.6%
[7]Bradley Pharmaceuticals, Inc.	90,000	2,359,800

[7]Eon Labs, Inc.	21,000	1,380,750

7MGI PHARMA, Inc.	16,000	989,120

TOTAL PHARMACEUTICALS		$4,729,670

REAL ESTATE – 1.3%
Redwood Trust, Inc.	56,000	$2,433,200

ROAD & RAIL – 1.5%
[7]Yellow Roadway Corp.	80,000	$2,724,000

SEMICONDUCTOR EQUIPMENT &
PRODUCTS – 12.2%
[7]Ade Corp.	100,000	1,788,000

[7]Axcelis Technologies, Inc.	250,000	2,627,500

Description	Shares	Value

[7]Ceva, Inc.	315,000	$2,542,050

[7]Cirrus Logic, Inc.	250,000	1,557,500

[7]Credence Systems Corp.	130,000	1,448,200

[7]Exar Corp.	46,000	701,960

[7]Genesis Microchip, Inc.	103,500	1,555,605

[7]Kulicke & Soffa Industries	185,000	1,837,050

[7]Micrel, Inc.	450,000	5,499,000

[7]Rambus, Inc.	35,000	652,050

[7]Silicon Image, Inc.	225,000	2,292,750

TOTAL SEMICONDUCTOR
EQUIPMENT & PRODUCTS		$22,501,665

SOFTWARE – 3.2%
[7]Digimarc Corp.	150,000	1,692,000

[7]Sonic Solutions	110,000	1,981,100

[7]Tibco Software, Inc.	293,000	2,197,500

TOTAL SOFTWARE		$5,870,600

SPECIALTY RETAIL – 1.8%
[7]CarMax, Inc.	40,000	1,036,800

[7]GameStop Corp.	130,000	2,289,300

TOTAL SPECIALTY RETAIL		$3,326,100

THRIFTS & MORTGAGE
FINANCE – 3.4%
BankAtlantic Bancorp, Inc., Class A	74,100	1,159,665

[7]Commercial Capital Bancorp, Inc.	148,500	2,622,504

W Holding Co., Inc.	149,000	2,538,960

TOTAL THRIFTS & MORTGAGE FINANCE		$6,321,129

TOTAL COMMON STOCKS
(IDENTIFIED COST $185,677,865)		$182,681,912

MUTUAL FUNDS – 3.9%
SSGA Money Market Fund	5,537,229	5,537,229

SSGA US Government Money Market Fund	1,682,056	1,682,056

TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)		$7,219,285

WARRANTS – 0.0%
7On Track Innovations Ltd., exp. 5/2009
(IDENTIFIED COST $0)	87,000	0

TOTAL INVESTMENTS – 103.0%
(IDENTIFIED COST $192,897,150)		$189,523,301

OTHER ASSETS AND LIABILITIES –
NET – (3.0)%		$(5,554,412)

TOTAL NET ASSETS – 100%		$183,968,889

See Notes to Portfolios of Investments

MTB International Equity Fund

		Value in
Description	Shares	U.S. Dollars

COMMON STOCKS – 95.9%

AUSTRALIA – 3.9%
Australia & New Zealand Banking Group,
Melbourne	61,098	$818,436

Australian Gas Light Co.	41,558	349,242

QBE Insurance Group Ltd.	122,189	1,026,840

Rio Tinto Ltd.	9,958	233,670

Westpac Banking Corp. Ltd., Sydney	147,469	1,858,401

Woolworth’s Ltd.	37,299	317,486

TOTAL AUSTRALIA		$4,604,075

BELGIUM – 1.3%
Fortis	4,218	91,840

Fortis	65,106	1,416,012

TOTAL BELGIUM		$1,507,852

BRAZIL – 0.0%
Tele Norte Leste Participacoes SA	851	$9

FINLAND – 2.0%
Nokia Oyj	112,126	1,576,539

UPM - Kymmene Oyj	47,000	865,734

TOTAL FINLAND		$2,442,273

FRANCE – 7.2%
Aventis SA	14,366	1,093,406

BNP Paribas SA	20,691	1,241,508

Cap Gemini SA	17,667	624,611

France Telecom SA	40,716	981,610

Sanofi Synthelabo SA	2,210	140,281

Suez SA	34,477	690,392

Total SA, Class B	16,611	3,069,671

Unibail (Union du Credit-Bail Immobilier)	7,192	678,744

TOTAL FRANCE		$8,520,223

GERMANY, FEDERAL
REPUBLIC OF – 0.3%
Allianz AG Holding	2,941	$311,758

HONG KONG – 0.5%
Cheung Kong	76,000	$584,638

IRELAND – 2.7%
Bank of Ireland	151,881	1,839,013

Bank of Ireland	10,261	124,243

CRH PLC	53,088	1,126,653

CRH PLC	7,724	163,737

TOTAL IRELAND		$3,253,646

		Value in
Description	Shares	U.S. Dollars

ITALY – 3.3%
Assicurazioni Generali Spa	23,331	$614,733

ENI SpA	89,847	1,824,986

Unicredito Italiano Spa	312,537	1,456,066

TOTAL ITALY		$3,895,785

JAPAN – 18.8%
Canon, Inc.	31,000	1,626,331

Fuji Photo Film Co.	22,000	707,652

Funai Electric Co., Ltd.	4,600	684,384

Honda Motor Co., Ltd.	61,400	2,464,568

Hoya Corp.	5,400	584,207

Kao Corp.	68,000	1,623,522

Keyence Corp.	300	72,034

Mitsubishi Corp.	74,000	705,369

Mitsubishi Tokyo Financial Group, Inc.	62	551,660

NTT DoCoMo, Inc.	747	1,482,291

Nintendo Corp., Ltd.	13,800	1,302,913

Nippon Telegraph & Telephone Corp.	34	178,680

Nippon Unipac Holding	143	711,340

Rohm Co.	10,100	1,260,155

Sekisui House Ltd.	64,000	678,476

Sompo Japan Insurance, Inc.	112,000	1,009,740

Sumitomo Mitsui Financial Group, Inc.	180	1,360,214

Takeda Chemical Industries	40,100	1,616,862

Toyoda Automatic Loom Works	33,300	724,143

Toyota Motor Corp.	50,200	1,814,869

Vodafone Holdings K.K.	197	464,096

West Japan Railway Co.	177	688,017

TOTAL JAPAN		$22,311,523

MEXICO – 0.2%
Wal-Mart de Mexico SA de CV	82,550	$240,388

NETHERLANDS – 7.3%
ABN AMRO Holdings NV	43,225	939,080

[7]Koninklijke (Royal) Philips Electronics NV	41,320	1,124,343

Koninklijke KPN NV	126,230	908,589

Reed Elsevier NV	140,216	1,968,137

TPG NV	68,901	1,484,523

VNU - Verenigde Nederlandse
Uitgeversbedrijven	55,407	1,548,801

Wolters Kluwer NV	41,447	697,428

TOTAL NETHERLANDS		$8,670,901

		Value in
Description	Shares	U.S. Dollars

PORTUGAL – 0.8%
Electricidade de Portugal SA	73,298	$200,151

Portugal Telecom SGPS SA	72,728	788,280

TOTAL PORTUGAL		$988,431

SPAIN – 2.4%
[7]Antena 3 de Television SA	0	12

Banco Bilbao Vizcaya Argentaria SA	112,516	1,483,651

Banco Santander Central Hispano, SA	67,447	723,771

[7]Telefonica SA	44,491	661,263

TOTAL SPAIN		$2,868,697

SWEDEN – 3.7%
Electrolux AB, Class B	29,600	585,225

Electrolux AB, Rights	29,600	9,495

Hennes & Mauritz AB, Class B	28,950	708,834

Nordea AB	57,057	384,743

Svenska Cellulosa AB, Class B	31,370	1,230,172

Svenska Handelsbanken AB, Class A	32,390	625,543

Swedish Match AB	90,720	914,636

TOTAL SWEDEN		$4,458,648

SWITZERLAND – 7.9%
Adecco SA	14,434	644,340

[7]Credit Suisse Group	36,039	1,268,715

Givaudan SA	1,073	533,132

Holcim Ltd.	13,388	690,465

Nestle SA	11,240	2,839,980

Novartis AG	17,235	767,387

Roche Holding AG	20,427	2,140,024

Swiss Re	6,830	448,792

TOTAL SWITZERLAND		$9,332,835

UNITED KINGDOM – 33.6%
Abbey National Bank PLC, London	57,304	460,051

Alliance Unichem PLC	36,928	390,815

AstraZeneca PLC	40,574	1,898,282

BP PLC	425,111	3,676,882

BT Group PLC	249,536	790,268

Balfour Beatty PLC	53,365	238,121

Barclays PLC	266,801	2,407,028

Boc Group PLC	32,822	527,881

Cadbury Schweppes PLC	163,543	1,301,359

		Value in
Description	Shares	U.S. Dollars
Centrica PLC	213,744	$828,606

Compass Group PLC	99,700	627,952

Diageo PLC	215,937	2,898,270

Electrocomponents PLC	96,828	612,440

Gallaher Group PLC	103,138	1,232,421

GlaxoSmithKline PLC	130,938	2,711,061

HSBC Holdings PLC	104,277	1,494,867

7ITV PLC	0	1

Invensys PLC	698,061	241,507

Kesa Electricals PLC.	95,012	475,368

Kingfisher PLC	280,853	1,411,405

National Grid Transco PLC	180,369	1,368,847

Rentokil Initial PLC	272,814	909,970

Rio Tinto PLC	38,178	837,887

Royal Bank of Scotland PLC, Edinburgh	97,098	2,916,554

Scottish & Southern Energy PLC	101,177	1,225,144

Shell Transport & Trading Co.	337,731	2,330,898

Tesco PLC	393,717	1,737,601

Vodafone Group PLC	1,683,477	4,091,952

Wolseley PLC	21,222	311,195

TOTAL UNITED KINGDOM		$39,954,633

TOTAL COMMON STOCKS
(IDENTIFIED COST $95,769,034)		$113,946,315

PREFERRED STOCK – 0.8%

AUSTRALIA – 0.8%
News Corp. Ltd., Pfd. $0.05, Annual Dividend
(IDENTIFIED COST $772,700)	110,037	$940,597

MUTUAL FUND – 0.2%
SSGA Money Market Fund
(AT NET ASSET VALUE)	197,531	$197,531

TOTAL INVESTMENTS – 96.9%
(IDENTIFIED COST $96,739,265)		$115,084,443

OTHER ASSETS AND
LIABILITIES – NET – 3.1%		$3,790,133

TOTAL NET ASSETS – 100%		$118,874,576

See Notes to Portfolios of Investments

The categories of investments are shown as a percentage of total net assets at April 30, 2004.
(1)	Each issue, with the exception of variable rate securities, shows the coupon or rate of discount at the time of purchase, if applicable.
(2)	Denotes variable rate securities with current rate and next demand date.
(3)	At April 30, 2004, 0.4%, 2.5%, 9.2% and 4.7% of the total investments at market value were subject to alternative minimum tax for Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, New York Municipal Bond Fund and Pennsylvania Municipal Bond Fund, respectively.
(4)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund’s Board of Trustees. At April 30, 2004, these securities amounted to $3,520,441, $1,142,040, $2,208,832, $4,086,799 and $29,984 which represent 4.3%, 0.6%, 0.8%, 2.1% and 0.8% of total net assets for the Short-Term Corporate Bond Fund, U.S. Government Bond Fund, Intermediate-Term Bond Fund, Income Fund and Social Balanced Fund, respectively.
(5)	Affiliated company.
(6)	All or a portion of these securities may be subject to dollar roll transactions.
(7)	Non-income producing security.
(8)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At April 30, 2004, these securities amounted to $3,401,064 which represent 1.8% of total net assets for the Small Cap Growth Fund.
The following acronyms are used throughout this report:

ADR – American Depositary Receipt	HFA – Housing Finance Agency
AMBAC – American Municipal Bond Assurance Corporation	IDA – Industrial Development Authority
AMT – Alternative Minimum Tax	IDB – Industrial Development Bond
ARM – Adjustable Rate Mortgage	IDC – Industrial Development Corporation
BANs – Bond Anticipation Notes	IDFA – Industrial Development Finance Authority
COL – Collateralized	IDRB – Industrial Development Revenue Bond
COPs – Certificates of Participation	INS – Insured
CP – Commercial Paper	IO – Interest Only
CSD – Central School District	LIQ – Liquidity Agreement
EDA – Economic Development Authority	LOC(s) – Letter(s) of Credit
EDFA – Economic Development Financing Authority	MERLOTS – Municipal Exempt Receipts – Liquidity Optional Tender Series
EDRB – Economic Development Revenue Bond	MHF–Maryland Housing Fund
FGIC – Financial Guaranty Insurance Corporation	MTN – Medium Term Note
FHA – Federal Housing Administration	PCA – Pollution Control Authority
FHA/VA – Federal Housing Administration/Veterans Administration	PC – Participation Certificate
FHLMC – Federal Home Loan Mortgage Corporation	PCRBs – Pollution Control Revenue Bonds
FNMA – Federal National Mortgage Association	RANs – Revenue Anticipation Notes
FSA – Financial Security Assurance	REMIC – Real Estate Mortgage Investment Conduit
GDR – Global Depositary Receipt	SWP – Swap Agreement
GNMA – Government National Mortgage Association	TANs – Tax Anticipation Notes
GO – General Obligation	TOBs – Tender Option Bonds
GTD – Guaranteed	TRANs – Tax and Revenue Anticipation Notes
HDA – Hospital Development Authority	UT – Unlimited Tax
HEFA – Health and Education Facilities Authority	VHA – Veterans Housing Administration
VRDNs – Variable Rate Demand Notes

Cost of
Investments for
Federal Tax
MTB Fund	Purposes

U.S. Treasury Money Market Fund	$806,521,080*
U.S. Government Money Market Fund	2,691,357,245*
Tax-Free Money Market Fund	145,294,578*
Money Market Fund	2,039,294,726*
Prime Money Market Fund	250,064,449*
New York Tax-Free Money Market Fund	160,987,143*
Pennsylvania Tax-Free Money Market Fund	16,182,041*
Short Duration Government Bond Fund	207,540,041
Short-Term Corporate Bond Fund	80,484,971
U.S. Government Bond Fund	202,297,698
New York Municipal Bond Fund	80,807,351
Pennsylvania Municipal Bond Fund	193,177,084
Maryland Municipal Bond Fund	116,973,833
Intermediate-Term Bond Fund	271,119,771
Income Fund	221,498,667
Managed Allocation Fund – Conservative Growth	9,139,173
Managed Allocation Fund – Moderate Growth	38,889,285
Managed Allocation Fund – Aggressive Growth	17,564,300
Balanced Fund	158,785,101
Social Balanced Fund	3,686,857
Equity Income Fund	64,777,248
Large Cap Value Fund	82,264,975
Equity Index Fund	94,280,921
Large Cap Stock Fund	423,872,850
Large Cap Growth Fund	44,671,542
Multi Cap Growth Fund	109,721,376
Mid Cap Stock Fund	126,058,446
Mid Cap Growth Fund	72,591,502
Small Cap Stock Fund	124,032,894
Small Cap Growth Fund	193,636,339
International Equity Fund	98,305,322

*at amortized cost

See Notes which are an integral part of the Financial Statements

Statements of Assets and Liabilities

April 30, 2004	U.S. Treasury Money Market Fund	U.S. Government Money Market Fund
ASSETS:
Investments in repurchase agreements	$--	$662,488,000
Investments in securities	806,521,047	2,028,869,245

TOTAL INVESTMENTS IN SECURITIES, AT AMORTIZED COST AND VALUE	806,521,047	2,691,357,245

Cash	261	821
Income receivable	--	758,191
Receivable for shares sold	3,484	--
Receivable for investments sold	--	--
Prepaid expenses	17,572	12,279

TOTAL ASSETS	806,542,364	2,692,128,536

LIABILITIES:
Payable for investments purchased	--	--
Income distribution payable	251,940	1,218,424
Payable for shares redeemed	48,595	--
Payable to bank	--	--
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	17,739	39,172
Payable for audit fees	--	94,203
Payable for portfolio accounting fees	57,688	79,955
Payable for distribution services fee (Note 5)	27,532	21,997
Payable for shareholder services fee (Note 5)	33,851	29,267
Payable for share registration costs	22,613	59,419
Payable for printing and postage	1,028	34,344
Accrued expenses	--	--

TOTAL LIABILITIES	460,986	1,576,781

NET ASSETS	$806,081,378	$2,690,551,755

NET ASSETS CONSIST OF:
Paid in capital	$806,083,346	$2,690,551,380
Net unrealized appreciation (depreciation) of investments	--	--
Accumulated net realized gain (loss) on investments	43,135	2,390
Undistributed (distributions in excess of) net investment income	(45,103)	(2,015)

TOTAL NET ASSETS	$806,081,378	$2,690,551,755

Class A Shares	$148,182,340	$648,796
Class B Shares	$--	$--
Class S Shares	$16,013,169	$--
Institutional Shares	$--	$--
Institutional I Shares	$288,113,013	$1,255,603,246
Institutional II Shares	$353,772,856	$1,434,299,713
SHARES OUTSTANDING:
Class A Shares	148,189,853	648,789
Class B Shares	--	--
Class S Shares	16,013,073	--
Institutional Shares	--	--
Institutional I Shares	288,049,273	1,255,689,386
Institutional II Shares	353,870,708	1,434,320,156

See Notes which are an integral part of the Financial Statements

Tax-Free Money Market Fund	Money Market Fund	Prime Money Market Fund	New York Tax-Free Money Market Fund	Pennsylvania Tax-Free Money Market Fund	Short Duration Government Bond Fund	Short-Term Corporate Bond Fund

$--	$291,922,000	$23,420,000	$--	$--	$--	$1,101,681
145,294,578	1,747,372,726	226,644,449	160,987,143	16,182,041	206,152,539	79,641,861

145,294,578	2,039,294,726	250,064,449	160,987,143	16,182,041	206,152,539	80,743,542

27,789	445	28	5,256	--	--	--
475,977	1,092,998	69,908	463,060	75,429	1,471,746	1,062,393
--	430,487	8,707	28,850	--	1,514,762	1,225,405
7,162,387	--	--	2,001,142	--	--	931,736
7,345	--	--	10,461	12,418	--	5,908

152,968,076	2,040,818,656	250,143,092	163,495,912	16,269,888	209,139,047	83,968,984

--	--	--	--	--	--	1,513,662
48,204	597,172	70,264	23,182	9,037	178,823	85,715
--	504,022	219,942	115,557	--	452,375	32,788
--	--	--	--	3,659	--	--
3,296	118,299	17,013	9,492	204	11,499	5,445
8,763	920	15,156	--	725	9,032	3,422
2,892	91,796	9,547	8,252	785	5,448	3,033
3,103	65,539	--	--	13	785	35
14,123	198,890	8,348	22,805	82	26	5,682
2,086	76,942	8,611	--	151	1,007	--
3,364	69,772	1,718	--	693	341	2,723
--	856	21,700	--	--	15,872	--

85,831	1,724,208	372,299	179,288	15,349	675,208	1,652,505

$152,882,245	$2,039,094,448	$249,770,793	$163,316,624	$16,254,539	$208,463,839	$82,316,479

$152,883,786	$2,039,108,680	$249,773,534	$163,310,383	$16,254,530	$211,232,666	$83,480,790
--	--	--	--	--	(1,038,507)	258,571
(1,558)	(13,704)	(2,750)	6,346	(27)	(1,727,484)	(1,417,666)
17	(528)	9	(105)	36	(2,836)	(5,216)

$152,882,245	$2,039,094,448	$249,770,793	$163,316,624	$16,254,539	$208,463,839	$82,316,479

$51,777,582	$924,016,418	$--	$127,463,273	$222,152	$8,549,357	$136,397

$--	$226,381	$--	$--	$--	$122,410	$26,305
$--	$53,238,105	$--	$--	$--	$--	$--
$--	$3,242,443	$249,770,793	$--	$--	$--	$--
$49,490,834	$698,791,818	$--	$35,853,351	$15,360,965	$199,792,072	$82,153,777
$51,613,829	$359,579,283	$--	$--	$671,422	$--	$--

51,787,574	924,270,561	--	127,458,574	222,152	884,564	13,824
--	225,915	--	--	--	12,665	2,666
--	53,040,964	--	--	--	--	--
--	3,242,736	249,776,092	--	--	--	--
49,503,225	698,767,001	--	35,851,579	15,360,956	20,671,381	8,326,246
51,604,874	359,588,998	--	--	671,422	--	--

April 30, 2004	U.S. Treasury Money Market Fund	U.S. Government Money Market Fund
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Class A Shares	$1.00	$1.00
Class B Shares	$--	$--
Class S Shares	$1.00	$--
Institutional Shares	$--	$--
Institutional I Shares	$1.00	$1.00
Institutional II Shares	$1.00	$1.00
Offering Price Per Share*
Class A Shares	$1.00	$1.00
Class B Shares	$--	$--
Class S Shares	$1.00	$--
Institutional Shares	$--	$--
Institutional I Shares	$1.00	$1.00
Institutional II Shares	$1.00	$1.00
Redemption Proceeds Per Share*
Class A Shares	$1.00	$1.00
Class B Shares	$--	$--
Class S Shares	$1.00	$--
Institutional Shares	$--	$--
Institutional I Shares	$1.00	$1.00
Institutional II Shares	$1.00	$1.00
Investments, at identified cost	$806,521,047	$2,691,357,245

* See "What Do Shares Cost?" in the Prospectus.

** Computation of offering price per share 100/97 of net asset value.

*** Computation of redemption price per share 95/100 of net asset value.

See Notes which are an integral part of the Financial Statements

Tax-Free Money Market Fund	Money Market Fund	Prime Money Market Fund	New York Tax-Free Money Market Fund	Pennsylvania Tax-Free Money Market Fund	Short Duration Government Bond Fund	Short-Term Corporate Bond Fund

$1.00	$1.00	$--	$1.00	$1.00	$9.67	$9.87
$--	$1.00	$--	$--	$--	$9.67	$9.87
$--	$1.00	$--	$--	$--	$--	$--
$--	$1.00	$1.00	$--	$--	$--	$--
$1.00	$1.00	$--	$1.00	$1.00	$9.67	$9.87
$1.00	$1.00	$--	$--	$1.00	$--	$--

$1.00	$1.00	$--	$1.00	$1.00	$9.97**	$10.18**
$--	$1.00	$--	$--	$--	$9.67	$9.87
$--	$1.00	$--	$--	$--	$--	$--
$--	$1.00	$1.00	$--	$--	$--	$--
$1.00	$1.00	$--	$1.00	$1.00	$9.67	$9.87
$1.00	$1.00	$--	$--	$1.00	$--	$--

$1.00	$1.00	$--	$1.00	$1.00	$9.67	$9.87
$--	$1.00	$--	$--	$--	$9.19***	$9.38***
$--	$1.00	$--	$--	$--	$--	$--
$--	$1.00	$1.00	$--	$--	$--	$--
$1.00	$1.00	$--	$1.00	$1.00	$9.67	$9.87
$1.00	$1.00	$--	$--	$1.00	$--	$--
$145,294,578	$2,039,294,726	$250,064,449	$160,987,143	$16,182,041	$207,191,046	$80,484,971

Statements of Assets and Liabilities

April 30, 2004	U.S. Government Bond Fund	New York Municipal Bond Fund
ASSETS:
Investments in repurchase agreements	$6,781,504	$--
Investments in securities	197,759,076	82,733,697

Total Investments in securities, at amortized cost and value	204,540,580	82,733,697

Cash	--	367,385
Income receivable	2,383,171	1,311,887
Receivable for shares sold	281,751	45,757
Receivable for investments sold	--	--
Prepaid expenses	5,013	3,882

TOTAL ASSETS	207,210,515	84,462,608

LIABILITIES:
Payable for investments purchased	1,426,049	--
Income distribution payable	429,542	114,110
Payable for dollar roll transactions	--	--
Payable for shares redeemed	1,074,634	10,228
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	17,067	7,493
Payable for audit fees	--	--
Payable for portfolio accounting fees	12,924	3,648
Payable for distribution services fee (Note 5)	3,251	222
Payable for shareholder services fee (Note 5)	6,409	65
Payable for share registration costs	--	--
Payable for printing and postage	698	4,999
Accrued expenses	--	--

TOTAL LIABILITIES	2,970,574	140,765

NET ASSETS	$204,239,941	$84,321,843

NET ASSETS CONSIST OF:
Paid in capital	$210,668,193	$82,206,722
Net unrealized appreciation of investments	3,107,755	1,909,559
Accumulated net realized gain (loss) on investments	(9,589,290)	205,550
Undistributed (distributions in excess of) net investment income	53,283	12

TOTAL NET ASSETS	$204,239,941	$84,321,843

Class A Shares	$54,387,651	$56,671,543
Class B Shares	$107,944	$357,415
Institutional I Shares	$149,744,346	$27,292,885
SHARES OUTSTANDING:
Class A Shares	5,718,217	5,416,317
Class B Shares	11,349	34,160
Institutional I Shares	15,743,879	2,608,507
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Class A Shares	$9.51	$10.46
Class B Shares	$9.51	$10.46
Institutional I Shares	$9.51	$10.46
Offering Price Per Share*
Class A Shares	$9.96**	$10.95**
Class B Shares	$9.51	$10.46
Institutional I Shares	$9.51	$10.46
Redemption Proceeds Per Share*
Class A Shares	$9.51	$10.46
Class B Shares	$9.03****	$9.94****
Institutional I Shares	$9.51	$10.46
Investments, at identified cost	$201,432,825	$80,824,138
Investments in affiliated issuers (Note 5)	$--	$--

* See "What Do Shares Cost?" in the Prospectus.

** Computation of offering price per share 100/95.5 of net asset value.

*** Computation of offering price per share 100/96.00 of net asset value.

**** Computation of redemption price per share 95/100 of net asset value.

See Notes which are an integral part of the Financial Statements

Pennsylvania Municipal Bond Fund	Maryland Municipal Bond Fund	Intermediate-Term Bond Fund	Income Fund	Managed Allocation Fund-- Conservative Growth	Managed Allocation Fund-- Moderate Growth

$--	$--	$4,439,258	$1,641,620	$--	$--
200,683,391	121,334,903	267,203,744	221,085,080	9,220,288	40,132,843

200,683,391	121,334,903	271,643,002	222,726,700	9,220,288	40,132,843
--	--	965,788	482,795	--	--
3,110,480	1,814,829	3,090,668	2,373,608	498	1,487
332,504	669	2,866	26,326	34,361	146,097
--	--	6,427,402	5,248,395	--	--
--	13,977	855	14,247	--	90

204,126,375	123,164,378	282,130,581	230,872,071	9,255,147	40,280,517

--	--	4,884,375	21,769,558	--	--
582,556	313,686	803,352	343,525	--	--
--	--	9,550,426	14,454,182	--	--
375	439,105	1,692,353	166,485	18,176	18,268
11,443	5,695	14,235	9,712	7,187	8,241
9,375	7,089	10,284	12,140	387	998
8,851	4,989	8,433	8,454	267	978
2,882	4,117	56	3,643	1,495	9,828
17,823	586	10,373	15,920	--	3,158
16,164	--	15,946	--	2,165	3,981
4,367	2,446	5,451	4,192	35	323
4,239	--	--	--	978	--

658,075	777,713	16,995,284	37,787,811	30,690	45,775

$203,468,300	$122,386,665	$265,135,297	$194,084,260	$9,224,457	$40,234,742

$198,716,678	$117,782,631	$279,980,806	$191,465,110	$9,106,999	$39,018,105
7,492,044	4,320,711	1,600,322	1,248,505	192,469	1,755,257
(2,753,122)	283,768	(16,451,304)	1,400,494	(80,171)	(538,620)
12,700	(445)	5,473	(29,849)	5,160	--

$203,468,300	$122,386,665	$265,135,297	$194,084,260	$9,224,457	$40,234,742

$11,965,290	$20,948,208	$10,168,950	$10,431,316	$5,602,363	$24,435,878
$697,841	$2,167,340	$91,207	$2,155,368	$3,622,094	$15,798,864
$190,805,169	$99,271,117	$254,875,140	$181,497,576	$--	$--

1,172,709	2,052,000	1,009,428	1,029,435	571,287	2,492,358
68,400	211,910	9,054	215,451	370,419	1,619,566
18,700,498	9,714,643	25,300,214	18,142,537	--	--

$10.20	$10.21	$10.07	$10.13	$9.81	$9.80
$10.20	$10.23	$10.07	$10.00	$9.78	$9.75
$10.20	$10.22	$10.07	$10.00	$--	$--

$10.68**	$10.69**	$10.54**	$10.61**	$10.22***	$10.26**
$10.20	$10.23	$10.07	$10.00	$9.78	$9.75
$10.20	$10.22	$10.07	$10.00	$--	$--

$10.20	$10.21	$10.07	$10.13	$9.81	$9.80
$9.69****	$9.72****	$9.57****	$9.50****	$9.29****	$9.26****
$10.20	$10.22	$10.07	$10.00	$--	$--
$193,191,347	$117,014,192	$270,042,680	$221,478,195	$9,027,819	$38,377,586

$1,082,577	$1,148,033	$--	$--	$9,220,288	$40,132,843

Statements of Assets and Liabilities

April 30, 2004	Managed Allocation Fund--Aggressive Growth	Balanced Fund
Assets:
Investments in repurchase agreements	$--	$--
Investments in securities	18,056,911	167,307,844

Total Investments in securities, at Amortized cost and Value	18,056,911	167,307,844

Cash	--	524,569
Income receivable	443	641,914
Receivable for shares sold	134,264	125,833
Receivable for investments sold	--	1,453,533
Prepaid expenses	--	9,550

Total assets	18,191,618	170,063,243

Liabilities:
Payable for investments purchased	--	2,186,293
Payable for dollar roll transactions	--	5,133,915
Payable for shares redeemed	5,046	563,417
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	13,181	8,909
Payable for audit fees	536	7,740
Payable for portfolio accounting fees	525	7,029
Payable for distribution services fee (Note 5)	2,579	15,804
Payable for shareholder services fee (Note 5)	--	14,500
Payable for share registration costs	1,343	1,271
Payable for printing and postage	1,545	5,050
Accrued expenses	58	--

Total liabilities	24,813	7,943,928

Net Assets	$18,166,805	$162,119,315

Net Assets Consist of:
Paid in capital	$17,649,020	$209,143,586
Net unrealized appreciation of investments	785,688	10,118,368
Accumulated net realized gain (loss) on investments	(267,903)	(57,320,902)
Undistributed (distributions in excess of) net investment income	--	178,263

Total Net Assets	$18,166,805	$162,119,315

Class A Shares	$12,124,219	$30,493,242
Class B Shares	$6,042,586	$12,811,011
Institutional I Shares	$--	$118,815,062
Shares Outstanding:
Class A Shares	1,277,534	2,338,127
Class B Shares	646,710	982,068
Institutional I Shares	--	9,083,281
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Class A Shares	$9.49	$13.04
Class B Shares	$9.34	$13.04
Institutional I Shares	$--	$13.08
Offering Price Per Share*
Class A Shares	$9.99**	$13.80***
Class B Shares	$9.34	$13.04
Institutional I Shares	$--	$13.08
Redemption Proceeds Per Share*
Class A Shares	$9.49	$13.04
Class B Shares	$8.87****	$12.39****
Institutional I Shares	$--	$13.08
Investments, at identified cost	$17,271,223	$157,189,476

Investments in affiliated issuers (Note 5)	$18,056,911	$--

* See "What Do Shares Cost?" in the Prospectus.

** Computation of offering price per share 100/95 of net asset value.

*** Computation of offering price per share 100/94.50 of net asset value.

**** Computatiion of redemption price per share 95/100 of net asset value.

See Notes which are an integral part of the Financial Statements

Social Balanced Fund	Equity Income Fund	Large Cap Value Fund	Equity Index Fund	Large Cap Stock Fund	Large Cap Growth Fund	Multi Cap Growth Fund

$242,339	$--	$--	$--	$--	$--	$--
3,488,034	78,208,395	89,714,978	92,855,310	486,922,639	47,103,860	116,243,326

3,730,373	78,208,395	89,714,978	92,855,310	486,922,639	47,103,860	116,243,326

1	--	--	3	--	--	1,532,281
17,615	99,585	113,348	104,778	525,328	51,023	64,217
--	12,498	174,977	39,361	161,615	12,218	53,649
48,819	--	--	1,151,026	--	1,365,852	5,127,565
1,811	12,650	2,711	60,613	9,040	1,736	24,878

3,798,619	78,333,128	90,006,014	94,211,091	487,618,622	48,534,689	123,045,916

35,953	--	--	2,259,130	--	834,345	6,690,971
205,419	--	--	--	--	--	--
--	35,762	47,622	193,139	673,203	1,748	1,496,490
1,278	11,087	16,214	8,686	34,080	3,116	2,713
168	4,218	118	5,763	19,217	178	8,049
428	3,280	2,695	5,076	18,978	1,767	7,266
--	390	4,928	1,290	22,320	1,738	12,630
1,003	3,045	4,505	385	34,653	3,555	11,582
443	--	405	--	30,134	8,551	8,049
31	316	324	2,175	--	3,171	--
--	--	--	--	--	--	--

244,723	58,098	76,811	2,475,644	832,585	858,169	8,237,750

$3,553,896	$78,275,030	$89,929,203	$91,735,447	$486,786,037	$47,676,520	$114,808,166

$3,740,175	$64,383,319	$86,824,088	$108,954,698	$436,615,658	$50,315,541	$160,049,530
69,511	13,417,856	7,724,245	4,143,065	63,427,335	2,653,278	7,230,868
(267,855)	452,924	(4,663,005)	(21,595,849)	(13,445,117)	(5,292,299)	(52,472,232)
12,065	20,931	43,875	233,533	188,161	--	--

$3,553,896	$78,275,030	$89,929,203	$91,735,447	$486,786,037	$47,676,520	$114,808,166

$--	$5,244,719	$46,107,324	$6,386,241	$64,754,726	$11,210,907	$24,195,647
$--	$143,480	$682,757	$319,138	$12,115,694	$1,260,932	$10,150,239
$3,553,896	$72,886,831	$43,139,122	$85,030,068	$409,915,617	$35,204,681	$80,462,280

--	540,980	4,448,758	689,117	7,109,435	1,475,164	1,750,209
--	14,863	66,660	34,512	1,383,528	172,040	760,977
343,373	7,548,145	4,159,848	9,179,172	45,208,492	4,629,616	5,734,886

$--	$9.69	$10.36	$9.27	$9.11	$7.60	$13.82
$--	$9.65	$10.24	$9.25	$8.76	$7.33	$13.34
$10.35	$9.66	$10.37	$9.26	$9.07	$7.60	$14.03

$--	$10.25***	$10.96***	$9.81***	$9.64***	$8.04***	$14.62***
$--	$9.65	$10.24	$9.25	$8.76	$7.33	$13.34
$10.35	$9.66	$10.37	$9.26	$9.07	$7.60	$14.03

$--	$9.69	$10.36	$9.27	$9.11	$7.60	$13.82
$--	$9.17****	$9.73****	$8.79****	$8.32****	$6.96****	$12.67****
$10.35	$9.66	$10.37	$9.26	$9.07	$7.60	$14.03
$3,660,862	$64,790,539	$81,990,733	$88,712,245	$423,495,304	$44,450,582	$109,012,458

$--	$--	$--	$102,000	$--	$--	$--

April 30, 2004	Mid Cap Stock Fund	Mid Cap Growth Fund	Small Cap Stock Fund	Small Cap Growth Fund	International Equity Fund
Assets:
Investments in securities, at value	$140,541,565	$86,180,065	$149,792,048	$189,523,301	$115,084,443
Cash	--	--	--	1,589,751	--
Cash denominated in foreign currencies (identified cost $2,333,681)	--	--	--	--	2,338,390
Income receivable	64,716	20,420	72,080	10,131	654,069
Net receivable for foreign exchange contracts	--	--	--	--	168,488
Receivable for shares sold	210,934	828,587	56,989	93,393	19,560
Receivable for investments sold	1,288,296	--	1,576,503	4,585,671	908,788
Prepaid expenses	3,898	5,348	7,980	12,203	1,245

Total assets	142,109,409	87,034,420	151,505,600	195,814,450	119,174,983

Liabilities:
Payable for investments purchased	748,465	434,399	2,240,454	11,620,424	225,250
Payable for shares redeemed	112,087	8,274	4,171	112,888	5,014
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	24,457	6,086	16,294	63,945	35,542
Payable for audit fees	84	3,536	7,330	5,732	4,712
Payable for portfolio accounting fees	5,066	3,466	6,590	9,553	7,468
Payable for distribution services fee (Note 5)	10,016	1,091	694	19,038	4,088
Payable for shareholder services fee (Note 5)	8,998	1,675	32,533	11,083	17,474
Payable for share registration costs	--	--	--	2,898	859
Payable for printing and postage	1,049	519	--	--	--

Total liabilities	910,222	459,046	2,308,066	11,845,561	300,407

Net Assets	$141,199,187	$86,575,374	$149,197,534	$183,968,889	$118,874,576

Net Assets Consist of:
Paid in capital	$123,311,547	$74,460,991	$106,505,521	$170,407,042	$113,820,700
Net unrealized appreciation (depreciation) of investments and translation of assets & liabilities in foreign currency	14,519,760	13,676,658	29,602,774	(3,373,849)	18,516,057
Accumulated net realized gain (loss) on investments and foreign currency transactions	3,367,880	(1,562,275)	13,089,239	16,935,696	(13,496,129)
Undistributed (distributions in excess of) net investment income	--	--	--	--	33,948

Total Net Assets	$141,199,187	$86,575,374	$149,197,534	$183,968,889	$118,874,576

Class A Shares	$68,326,591	$6,635,324	$11,217,424	$72,164,440	$19,123,957
Class B Shares	$2,333,210	$125,457	$1,118,568	$2,853,417	$223,163
Class C Shares	$--	$--	$--	$676,909	$--
Institutional I Shares	$70,539,386	$79,814,593	$136,861,542	$108,274,123	$99,527,456
Shares Outstanding:
Class A Shares	4,551,349	491,769	1,206,185	4,117,638	1,961,203
Class B Shares	161,094	9,295	124,257	166,756	23,243
Class C Shares	--	--	--	39,480	--
Institutional I Shares	4,696,802	5,880,766	14,748,532	6,096,600	10,263,864
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Class A Shares	$15.01	$13.49	$9.30	$17.53	$9.75
Class B Shares	$14.48	$13.50	$9.00	$17.11	$9.60
Class C Shares	$--	$--	$--	$17.15	$--
Institutional I Shares	$15.02	$13.57	$9.28	$17.76	$9.70
Offering Price Per Share*
Class A Shares	$15.88**	$14.28**	$9.84**	$18.55**	$10.32**
Class B Shares	$14.48	$13.50	$9.00	$17.11	$9.60
Class C Shares	$--	$--	$--	$17.15	$--
Institutional I Shares	$15.02	$13.57	$9.28	$17.76	$9.70
Redemption Proceeds Per Share*
Class A Shares	$15.01	$13.49	$9.30	$17.53	$9.75
Class B Shares	$13.76***	$12.83***	$8.55***	$16.25***	$9.12***
Class C Shares	$--	$--	$--	$16.98****	$--
Institutional I Shares	$15.02	$13.57	$9.28	$17.76	$9.70

Investments, at identified cost	$126,021,805	$72,503,407	$120,189,274	$192,897,150	$96,739,265

* See "What Do Shares Cost?" in the Prospectus.

** Computation of offering price per share 100/94.50 of net asset value.

*** Computation of redemption price per share 95/100 of net asset value.

**** Computation of redemption price per share 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements

Statements of Operations

Year Ended April 30, 2004	U.S. Treasury Money Market Fund	U.S. Government Money Market Fund
Investment Income:
Interest	$8,905,232	$23,761,298

Total investment income	8,905,232	23,761,298

Expenses:
Investment advisory fee (Note 5)	4,572,131	9,650,560
Administrative personnel and services fee (Note 5)	612,703	1,463,874
Custodian fees	31,091	116,754
Transfer and dividend disbursing agent fees and expenses (Note 5)	213,892	364,286
Trustees' fees	21,061	37,973
Auditing fees	46,707	76,168
Legal fees	12,745	8,969
Portfolio accounting fees	383,771	638,054
Distribution services fee--Class A Shares (Note 5)	512,859	64,541
Distribution services fee--Class B Shares (Note 5)	--	--
Distribution services fee--Class S Shares (Note 5)	48,173	--
Distribution services fee--Institutional Shares (Note 5)	--	--
Distribution services fee--Institutional II Shares (Note 5)	705,308	2,004,674
Shareholder services fee--Class A Shares (Note 5)	512,859	46,463
Shareholder services fee--Class B Shares (Note 5)	--	--
Shareholder services fee--Class S Shares (Note 5)	34,626	--
Shareholder services fee--Institutional Shares (Note 5)	--	--
Shareholder services fee--Institutional I Shares (Note 5)	529,354	2,896,620
Shareholder services fee--Institutional II Shares (Note 5)	--	--
Share registration costs	97,553	179,610
Printing and postage	18,430	17,116
Insurance premiums	34,645	116,076
Miscellaneous	30,271	76,112

Total expenses	8,418,179	17,757,850

Waivers and Reimbursements:
Waiver of investment advisory fee (Note 5)	(1,593,288)	(4,082,561)
Waiver of administrative personnel and services fee (Note 5)	--	--
Waiver of portfolio accounting fees	(17,579)	(49,858)
Waiver of distribution services fee--Class A Shares (Note 5)	(512,859)	(18,422)
Waiver of distribution services fee--Class B Shares (Note 5)	--	--
Waiver of distribution services fee--Class S Shares (Note 5)	(30,285)	--
Waiver of distribution services fee--Institutional Shares (Note 5)	--	--
Waiver of distribution services fee--Institutional II Shares (Note 5)	(451,397)	(1,362,167)
Waiver of shareholder services fee--Class A Shares (Note 5)	(197,275)	(18,683)
Waiver of shareholder services fee--Class B Shares (Note 5)	--	--
Waiver of shareholder services fee--Class S Shares (Note 5)	--	--
Waiver of shareholder services fee--Institutional Shares (Note 5)	--	--
Waiver of shareholder services fee--Institutional I Shares (Note 5)	(487,005)	(2,579,587)
Waiver of shareholder services fee--Institutional II Shares (Note 5)	--	--
Reimbursement of other operating expenses (Note 5)	--	--

Total waivers and reimbursements	(3,289,688)	(8,111,278)

Net expenses	5,128,491	9,646,572

Net investment income	3,776,741	14,114,726

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	--	--
Net change in unrealized appreciation (depreciation) of investments	--	--

Net realized and unrealized gain (loss) on investments	--	--

Change in net assets resulting from operations	$3,776,741	$14,114,726

See Notes which are an integral part of the Financial Statements

Tax-Free Money Market Fund	Money Market Fund	Prime Money Market Fund	New York Tax-Free Money Market Fund	Pennsylvania Tax-Free Money Market Fund	Short Duration Government Bond Fund	Short-Term Corporate Bond Fund

$1,781,406	$21,601,387	$2,943,897	$2,043,187	$188,443	$4,406,755	$2,324,327

1,781,406	21,601,387	2,943,897	2,043,187	188,443	4,406,755	2,324,327

742,099	9,740,590	1,354,482	959,610	77,327	960,213	487,224
128,632	1,293,971	186,258	132,703	17,809	107,381	54,574
11,033	60,172	13,186	9,596	1,775	8,002	5,411
38,077	736,419	70,146	65,791	12,970	51,042	32,839
3,488	43,924	7,332	3,888	237	3,722	983
8,770	93,186	23,806	15,462	747	12,155	3,533
2,592	26,467	7,457	5,405	354	3,244	1,780
55,975	766,206	103,705	76,246	15,177	59,220	29,454
122,611	1,938,387	--	278,355	216	16,467	93
--	1,193	--	--	--	271	61
--	169,139	--	--	--	--	--
--	6,347	482,164	--	--	--	--
115,365	704,375	--	--	3,539	--	--
106,158	2,838,467	--	277,835	216	16,467	96
--	393	--	--	--	90	20
--	171,954	--	--	--	--	--
--	8,828	482,164	--	--	--	--
162,083	1,142,290	--	56,038	41,083	384,127	151,928
--	--	--	--	1,664	--	--
63,101	182,323	24,931	32,214	44,494	47,714	52,334
6,413	168,267	8,574	9,387	3,585	4,142	5,652
8,853	87,872	13,544	7,040	4,923	11,907	3,024
7,974	50,839	70,673	2,758	1,658	62,142	3,712

1,583,224	20,231,609	2,848,422	1,932,328	227,774	1,748,306	832,718

(418,318)	(4,799,233)	(808,347)	(316,926)	(77,327)	(204,311)	(14,128)
--	--	--	--	(1,560)	(4,329)	--
(3,429)	(43,668)	(5,515)	(3,744)	(416)	--	(1,705)
(90,899)	(1,628,245)	--	(278,355)	(216)	(9,880)	(29)
--	(529)	--	--	--	--	--
--	(537)	--	--	--	--	--
--	(6,347)	(482,164)	--	--	--	--
(66,610)	(507,150)	--	--	(2,174)	--	--
(18,688)	(189,522)	--	(99,693)	(61)	(16,467)	--
--	(127)	--	--	--	--	--
--	--	--	--	--	--	--
--	(3,012)	(405,018)	--	--	--	--
(141,217)	(1,142,290)	--	(20,174)	(30,303)	(366,529)	(104,454)
--	--	--	--	(1,309)	--	--
--	--	--	--	(7,700)	--	--

(739,161)	(8,320,660)	(1,701,044)	(718,892)	(121,066)	(601,516)	(120,316)

844,063	11,910,949	1,147,378	1,213,436	106,708	1,146,790	712,402

937,343	9,690,438	1,796,519	829,751	81,735	3,259,965	1,611,925

--	--	--	6,346	--	690,464	326,888
--	--	--	--	--	(2,800,012)	(1,176,968)

--	--	--	6,346	--	(2,109,548)	(850,080)

$937,343	$9,690,438	$1,796,519	$836,097	$81,735	$1,150,417	$761,845

Year Ended April 30, 2004	U.S. Government Bond Fund	New York Municipal Bond Fund
Investment Income:
Dividends	$--	$--
Interest	8,948,020	4,014,395

Total investment income	8,948,020	4,014,395

Expenses:
Investment advisory fee (Note 5)	1,466,043	617,754
Administrative personnel and services fee (Note 5)	140,635	60,876
Custodian fees	10,472	4,413
Transfer and dividend disbursing agent fees and expenses (Note 5)	100,359	44,389
Trustees' fees	4,218	2,074
Auditing fees	10,030	7,419
Legal fees	3,230	2,401
Portfolio accounting fees	86,955	34,533
Distribution services fee--Class A Shares (Note 5)	149,461	117,246
Distribution services fee--Class B Shares (Note 5)	475	709
Shareholder services fee--Class A Shares (Note 5)	148,443	117,246
Shareholder services fee--Class B Shares (Note 5)	158	236
Shareholder services fee--Institutional I Shares (Note 5)	263,587	37,916
Share registration costs	45,496	44,196
Printing and postage	7,241	14,690
Insurance premiums	13,495	4,830
Miscellaneous	5,288	2,526

Total expenses	2,455,586	1,113,454

Waivers and Reimbursements:
Waiver of investment advisory fee (Note 5)	--	(65,546)
Waiver of portfolio accounting fees	(4,501)	(1,839)
Waiver of distribution services fee--Class A Shares (Note 5)	(123,829)	(117,246)
Waiver of distribution services fee--Class B Shares (Note 5)	--	--
Waiver of shareholder services fee--Class A Shares (Note 5)	(148,443)	(117,246)
Waiver of shareholder services fee--Class B Shares (Note 5)	--	(29)
Waiver of shareholder services fee--Institutional I Shares (Note 5)	(218,735)	(37,916)
Reimbursement of other operating expenses (Note 5)	--	--

Total waivers and reimbursements	(495,508)	(339,822)

Net expenses	1,960,078	773,632

Net investment income	6,987,942	3,240,763

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	875,447	520,837
Net realized gain on capital gain distributions from other investment companies	--	--
Net change in unrealized appreciation (depreciation) of investments	(4,105,815)	(2,061,486)

Net realized and unrealized gain (loss) on investments	(3,230,368)	(1,540,649)

Change in net assets resulting from operations	$3,757,574	$1,700,114

(a) Including $13,416, $8,039, $187,096 and $428,505 received from affiliated issuers, respectively (Note 5).

(b) Net of dollar roll expense of $71,201 and including dollar roll income of $288,041.

(c) Net of dollar roll expense of $242,106 and including dollar roll income of $1,139,767.

(d) Including realized loss of $(20,704) and $(278,539) on sales of investments in affiliated issuers, respectively (Note 5).

See Notes which are an integral part of the Financial Statements

Pennsylvania Municipal Bond Fund	Maryland Municipal Bond Fund	Intermediate-Term Bond Fund	Income Fund	Managed Allocation Fund-- Conservative Growth	Managed Allocation Fund-- Moderate Growth

$13,416 (a)	$8,039 (a)	$--	$--	$187,096 (a)	$428,505 (a)
9,934,238	6,108,115	9,927,651 (b)	10,564,082 (c)	--	--

9,947,654	6,116,154	9,927,651	10,564,082	187,096	428,505

1,440,936	863,280	1,508,960	1,375,233	18,623	67,049
147,835	95,557	152,735	167,868	5,087	17,926
12,955	8,147	14,815	17,076	373	1,341
57,884	43,159	49,090	74,039	25,845	63,553
3,665	2,118	3,570	4,199	531	410
9,129	7,258	10,297	12,409	515	1,181
3,483	2,237	4,729	3,200	174	544
76,843	48,254	80,205	76,485	2,776	9,634
61,016	62,033	70,080	30,629	8,532	33,267
3,877	14,719	283	16,343	20,803	74,112
59,745	50,054	70,080	24,735	8,532	33,267
1,294	4,906	94	5,448	6,934	24,704
414,241	216,348	444,319	464,410	--	--
60,739	48,127	57,545	51,361	26,782	28,809
6,594	6,468	8,465	7,899	5,458	10,210
14,729	6,297	7,833	12,114	5,764	6,686
7,933	4,917	6,274	8,510	3,400	3,776

2,382,898	1,483,879	2,489,374	2,351,958	140,129	376,469

(22,353)	(127,811)	(223,708)	(48,482)	(18,623)	(1,512)
(4,468)	(2,644)	(5,750)	(4,258)	(185)	(806)
(423)	(14,654)	(70,080)	(1,965)	(8,532)	(17,299)
--	--	--	(16)	(4,016)	(10,324)
(54,863)	(50,054)	(70,080)	(23,625)	(8,532)	(33,267)
(220)	(1,642)	(34)	(565)	(5,284)	--
(202,874)	(177,810)	(324,724)	(255,886)	--	--
--	--	--	--	(2,028)	--

(285,201)	(374,615)	(694,376)	(334,797)	(47,200)	(63,208)

2,097,697	1,109,264	1,794,998	2,017,161	92,929	313,261

7,849,957	5,006,890	8,132,653	8,546,921	94,167	115,244

3,599,810	856,565	1,799,251	4,359,497	(20,704) (d)	(278,539) (d)
--	--	--	--	27,392	102,221
(6,776,220)	(3,521,590)	(4,529,008)	(10,373,346)	266,984	2,634,618

(3,176,410)	(2,665,025)	(2,729,757)	(6,013,849)	273,672	2,458,300

$4,673,547	$2,341,865	$5,402,896	$2,533,072	$367,839	$2,573,544

Year Ended April 30, 2004	Managed Allocation Fund-- Aggressive Growth	Balanced Fund
Investment Income:
Dividends	$107,425(a)	$1,158,264
Interest	--	2,365,404(b)

Total investment income	107,425	3,523,668

Expenses:
Investment advisory fee (Note 5)	30,206	1,138,099
Administrative personnel and services fee (Note 5)	8,081	129,098
Custodian fees	604	13,488
Transfer and dividend disbursing agent fees and expenses (Note 5)	45,235	107,565
Trustees' fees	601	3,036
Auditing fees	828	8,283
Legal fees	296	2,749
Portfolio accounting fees	4,434	61,635
Distribution services fee--Class A Shares (Note 5)	16,459	95,558
Distribution services fee--Class B Shares (Note 5)	27,263	93,457
Shareholder services fee--Class A Shares (Note 5)	16,459	70,401
Shareholder services fee--Class B Shares (Note 5)	9,088	31,152
Shareholder services fee--Institutional I Shares (Note 5)	--	285,292
Share registration costs	26,427	58,731
Printing and postage	9,425	16,501
Insurance premiums	5,952	8,179
Miscellaneous	3,671	7,115

Total expenses	205,029	2,130,339

Waivers and Reimbursements:
Waiver of investment advisory fee (Note 5)	(14,577)	(31,083)
Waiver of portfolio accounting fees	(360)	(3,646)
Waiver of distribution services fee--Class A Shares (Note 5)	(16,459)	(15,094)
Waiver of distribution services fee--Class B Shares (Note 5)	(5,337)	--
Waiver of shareholder services fee--Class A Shares (Note 5)	(16,459)	(69,874)
Waiver of shareholder services fee--Class B Shares (Note 5)	(7,412)	(4,128)
Waiver of shareholder services fee--Institutional I Shares (Note 5)	--	(141,271)
Reimbursement of other operating expenses (Note 5)	--	(32,940)

Total waivers and reimbursements	(60,604)	(298,036)

Net expenses	144,425	1,832,303

Net investment income (loss)	(37,000)	1,691,365

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(110,060)(e)	7,156,219
Net realized gain on capital gain distributions from other investment companies	60,491	--
Net change in unrealized appreciation (depreciation) of investments	1,882,032	14,020,753

Net realized and unrealized gain on investments	1,832,463	21,176,972

Change in net assets resulting from operations	$1,795,463	$22,868,337

(a) Including $107,425 and $1,844 received from affiliated issuers, respectively (Note 5).

(b) Net of dollar roll expense of $38,190 and including dollar roll income of $154,861.

(c) Net of foreign taxes withheld of $117, $11,901, $34,458 and $863, respectively.

(d) Net of dollar roll expense of $1,536 and including dollar roll income of $7,139.

(e) Including realized loss of $(110,060) on sales of investments in affiliated issuers (Note 5).

See Notes which are an integral part of the Financial Statements

Social Balanced Fund	Equity Income Fund	Large Cap Value Fund	Equity Index Fund	Large Cap Stock Fund	Large Cap Growth Fund	Multi Cap Growth Fund

7,693 (c)	$1,925,964 (c)	$1,303,080	$1,922,833 (a)	$5,944,507 (c)	$294,462	$972,700 (c)
109,574 (d)	26,015	26,103	10,441	51,268	11,067	10,298

117,267	1,951,979	1,329,183	1,933,274	5,995,775	305,529	982,998

23,935	529,550	488,650	225,086	3,537,059	216,183	1,044,612
9,921	60,358	47,126	85,727	274,510	17,128	111,632
1,745	5,651	3,490	9,623	20,174	1,272	12,138
6,599	39,953	51,528	47,110	156,095	14,849	121,507
66	985	1,194	1,409	6,657	395	2,251
147	4,487	4,345	6,080	13,001	1,618	8,540
210	1,334	1,780	1,717	3,196	424	2,787
10,645	31,305	26,287	43,984	149,996	9,555	55,121
--	14,898	76,597	17,904	149,386	20,675	76,943
--	379	4,299	635	65,943	8,551	77,234
--	11,055	76,597	13,635	146,097	34,053	56,429
--	128	1,433	212	21,981	2,850	25,745
7,454	154,518	55,807	233,880	794,640	26,680	246,841
829	48,440	44,186	48,049	70,462	50,515	48,573
1,568	4,736	6,819	5,059	7,589	8,192	11,431
2,227	3,330	4,054	4,834	20,415	7,100	6,391
849	3,774	3,904	8,623	9,013	3,806	9,169

66,195	914,881	898,096	753,567	5,446,214	423,846	1,917,344

(10,913)	(19,289)	--	(185,279)	(61,646)	(44,438)	(70,661)
(77)	(1,706)	(1,881)	(2,129)	(10,704)	(1,012)	(2,660)
--	(3,944)	(42,161)	(2,561)	(11,270)	(11,578)	(11,732)
--	--	--	--	--	--	--
--	(11,117)	(76,597)	(12,306)	(146,097)	(28,167)	(50,640)
--	(3)	--	--	(62)	--	(1,275)
(1,229)	(102,876)	(30,516)	(230,688)	(528,950)	(14,941)	(99,557)
(13,234)	(6,038)	--	--	(10,573)	--	--

(25,453)	(144,973)	(151,155)	(432,963)	(769,302)	(100,136)	(236,525)

40,742	769,908	746,941	320,604	4,676,912	323,710	1,680,819

76,525	1,182,071	582,242	1,612,670	1,318,863	(18,181)	(697,821)

277,381	1,083,766	1,493,806	(8,828,652)	57,373,143	(247,993)	29,177,866
--	--	--	--	--	--	--
(201,216)	11,269,729	10,657,703	30,536,645	12,343,821	2,745,027	2,637,324

76,165	12,353,495	12,151,509	21,707,993	69,716,964	2,497,034	31,815,190

$152,690	$13,535,566	$12,733,751	$23,320,663	$71,035,827	$2,478,853	$31,117,369

Year Ended April 30, 2004	Mid Cap Stock Fund	Mid Cap Growth Fund
Investment Income:
Dividends	$1,213,022(a)	$563,571(b)
Interest	14,949	26,326

Total investment income	1,227,971	589,897

Expenses:
Investment advisory fee (Note 5)	1,093,452	700,410
Administrative personnel and services fee (Note 5)	87,549	65,875
Custodian fees	6,432	7,345
Transfer and dividend disbursing agent fees and expenses (Note 5)	119,842	40,822
Trustees' fees	2,116	1,365
Auditing fees	9,119	3,813
Legal fees	3,510	1,508
Portfolio accounting fees	48,700	33,513
Distribution services fee--Class A Shares (Note 5)	131,839	17,534
Distribution services fee--Class B Shares (Note 5)	16,364	240
Distribution services fee--Class C Shares (Note 5)	--	--
Shareholder services fee--Class A Shares (Note 5)	213,373	13,305
Shareholder services fee--Class B Shares (Note 5)	5,455	80
Shareholder services fee--Class C Shares (Note 5)	--	--
Shareholder services fee--Institutional I Shares (Note 5)	102,774	171,624
Share registration costs	44,175	53,899
Printing and postage	18,929	3,722
Insurance premiums	5,158	3,766
Miscellaneous	3,439	4,863

Total expenses	1,912,226	1,123,684

Waivers and Reimbursements:
Waiver of investment advisory fee (Note 5)	--	(53,296)
Waiver of portfolio accounting fees	(3,171)	(1,917)
Waiver of distribution services fee--Class A Shares (Note 5)	(71,567)	(5,552)
Waiver of shareholder services fee--Class A Shares (Note 5)	(197,066)	(13,305)
Waiver of shareholder services fee--Institutional I Shares (Note 5)	(54,900)	(126,262)
Reimbursement of other operating expenses (Note 5)	--	--

Total waivers and reimbursements	(326,704)	(200,332)

Net expenses	1,585,522	923,352

Net investment income (loss)	(357,551)	(333,455)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	17,134,912	13,055,983
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	10,175,167	10,109,189

Net realized and unrealized gain on investments and foreign currency transactions	27,310,079	23,165,172

Change in net assets resulting from operations	$26,952,528	$22,831,717

(a) Net of foreign taxes withheld of $8,958, $209, $1,506 and $270,100, respectively.

(b) Including $8,092 and $6,167 received from affiliated issuers, respectively (Note 5).

See Notes which are an integral part of the Financial Statements

Small Cap Stock Fund	Small Cap Growth Fund	International Equity Fund

$1,371,869 (a)	$615,815 (a)(b)	$2,388,918 (a)
28	2,470	15,860

1,371,897	618,285	2,404,778

1,230,604	1,431,341	1,009,822
98,334	124,177	67,317
7,260	14,140	190,957
60,100	256,358	113,531
2,498	2,039	1,764
8,937	6,469	6,401
3,618	2,249	1,747
55,774	64,763	41,236
73,657	212,162	62,059
6,583	19,249	1,076
--	3,070	--
164,872	163,088	113,374
2,195	6,417	359
--	1,028	--
194,876	214,301	138,723
38,311	68,275	32,505
6,286	13,724	6,150
4,822	2,562	3,951
3,236	7,408	3,091

1,961,963	2,612,820	1,794,063

--	(7,049)	(20,549)
(3,319)	(4,298)	(2,566)
(73,657)	(29,185)	--
(36,486)	(151,341)	(82,600)
--	(99,925)	(31,596)
--	(131,243)	--

(113,462)	(423,041)	(137,311)

1,848,501	2,189,779	1,656,752

(476,604)	(1,571,494)	748,026

26,190,921	61,823,399	7,257,475
25,184,048	(8,792,247)	17,284,238

51,374,969	53,031,152	24,541,713

$50,898,365	$51,459,658	$25,289,739

Statements of Changes in Net Assets

	U.S. Treasury Money Market Fund
	Year Ended April 30,
	2004	2003
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,776,741	$6,637,934
Net realized loss on investments	--	--

Change in net assets resulting from operations	3,776,741	6,637,934

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,624,606)	(6,590,665)
Class B Shares	--	(49,802)
Class S Shares	(42,212)	--
Institutional Shares	--	--
Institutional I Shares	(985,048)	--
Institutional II Shares	(1,121,836)	--
Distributions from net realized gain on investments
Class A Shares	--	--
Class S Shares	--	--
Institutional Shares	--	--

Change in net assets resulting from distributions to shareholders	(3,773,702)	(6,640,467)

Share Transactions:
Proceeds from sale of shares	4,884,676,615	20,148,264,601
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK U.S. Treasury Money Market Portfolio	414,957,553	--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK U.S. Treasury Cash Management Portfolio	37,662,151	--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK U.S. Government Cash Management Portfolio	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Tax-Free Cash Management Portfolio	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Money Market Portfolio	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Prime Cash Management Portfolio	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	284,908	682,530
Cost of shares redeemed	(5,171,599,869)	(20,276,343,242)

Change in net assets resulting from share transactions	165,981,358	(127,396,111)

Change in net assets	165,984,397	(127,398,644)
Net Assets:
Beginning of period	640,096,981	767,495,625

End of period	$806,081,378	$640,096,981

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(45,103)	$(2,533)

See Notes which are an integral part of the Financial Statements

U.S. Government Money Market Fund		Tax-Free Money Market Fund		Money Market Fund		Prime Money Market Fund
Year Ended April 30,		Year Ended April 30,		Year Ended April 30,		Year Ended April 30,
2004	2003	2004	2003	2004	2003	2004	2003

$14,114,726	$19,865,670	$937,343	$1,554,161	$9,690,438	$13,626,470	$1,796,519	$3,140,059
--	(10)	--	(570)	--	--	--	--

14,114,726	19,865,660	937,343	1,553,591	9,690,438	13,626,470	1,796,519	3,140,059

(128,272)	(797,967)	(197,712)	(318,174)	(4,684,093)	(13,134,406)	--	--
--	--	--	--	(178)	--	--	--
--	--	--	--	(121,346)	(408,829)	--	--
--	--	--	--	(17,900)	(29,065)	(1,830,953)	(3,099,195)
(9,028,980)	(15,731,093)	(470,868)	(795,698)	(3,156,416)	--	--	--
(4,959,231)	(3,336,608)	(268,786)	(440,270)	(1,738,764)	--	--	--

--	--	--	--	--	(13,835)	--	--
--	--	--	--	--	(943)	--	--
--	--	--	--	--	(28)	--	(32,174)

(14,116,483)	(19,865,668)	(937,366)	(1,554,142)	(9,718,697)	(13,587,106)	(1,830,953)	(3,131,369)

4,676,020,526	3,876,147,207	313,287,302	229,407,794	8,163,415,103	59,207,069,915	778,833,498	1,160,952,298
--	--	--	--	--	--	--	--
--	--	--	--	--	--	--	--
856,436,291	--	--	--	--	--	--	--
--	--	11,848,522	--	--	--	--	--
--	--	--	--	1,028,939,384	--	--	--
--	--	--	--	61,893,805	--	--	--
313,597	45,187	215,601	318,164	3,036,354	6,507,298	582,947	693,566
(4,404,307,573)	(3,983,743,337)	(358,122,327)	(194,937,654)	(8,542,591,890)	(59,516,580,412)	(778,422,745)	(1,131,661,846)

1,128,462,841	(107,550,943)	(32,770,902)	34,788,304	714,692,756	(303,003,199)	993,700	29,984,018

1,128,461,084	(107,550,951)	(32,770,925)	34,787,753	714,664,497	(302,963,835)	959,266	29,992,708

1,562,090,671	1,669,641,622	185,653,170	150,865,417	1,324,429,951	1,627,393,786	248,811,527	218,818,819

$2,690,551,755	$1,562,090,671	$152,882,245	$185,653,170	$2,039,094,448	$1,324,429,951	$249,770,793	$248,811,527

$(2,015)	$2,232	$17	$41	$(528)	$27,785	$9	$34,443

Statements of Changes in Net Assets

	New York Tax-Free Money Market Fund
	Year Ended April 30,
	2004	2003
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$829,751	$1,698,818
Net realized gain (loss) on investments	6,346	--
Net change in unrealized appreciation (depreciation) of investments	--	--

Change in net assets resulting from operations	836,097	1,698,818

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(738,522)	(1,698,748)
Class B Shares	--	--
Class S Shares	--	--
Institutional I Shares	(91,404)	--
Institutional II Shares	--	--

Change in net assets resulting from distributions to shareholders	(829,926)	(1,698,748)

Share Transactions:
Proceeds from sale of shares	11,860,721,436	1,180,246,328
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Short-Term Treasury Portfolio	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	497,227	995,420
Cost of shares redeemed	(11,889,767,149)	(1,176,425,629)

Change in net assets resulting from share transactions	(28,548,486)	4,816,119

Change in net assets	(28,542,315)	4,816,189
Net Assets:
Beginning of period	191,858,939	187,042,750

End of period	$163,316,624	$191,858,939

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(105)	$70

See Notes which are an integral part of the Financial Statements

Pennsylvania Tax-Free Money Market Fund		Short Duration Government Bond Fund		Short-Term Corporate Bond Fund
Year Ended April 30,		Year Ended April 30,		Year Ended April 30,
2004	2003	2004	2003	2004	2003

$81,735	$178,495	$3,259,965	$3,464,908	$1,611,925	$2,267,463
--	(27)	690,464	1,246,757	326,888	743,635
--	--	(2,800,012)	229,535	(1,176,968)	557,359

81,735	178,468	1,150,417	4,941,200	761,845	3,568,457

(329)	--	(151,301)	--	(775)	--
--	--	(339)	--	(95)	--
--	--	--	--	--	--
(73,095)	(155,483)	(3,694,029)	(4,596,450)	(1,616,839)	(2,299,201)
(8,274)	(23,014)	--	--	--	--

(81,698)	(178,497)	(3,845,669)	(4,596,450)	(1,617,709)	(2,299,201)

74,801,868	50,481,282	112,935,555	55,313,480	43,198,627	15,285,313
--	--	60,731,410	--	--	--
278	--	1,430,903	1,859,833	721,116	1,083,533
(75,439,563)	(59,708,212)	(81,271,279)	(29,199,086)	(20,512,082)	(29,066,192)

(637,417)	(9,226,930)	93,826,589	27,974,227	23,407,661	(12,697,346)

(637,380)	(9,226,959)	91,131,337	28,318,977	22,551,797	(11,428,090)

16,891,919	26,118,878	117,332,502	89,013,525	59,764,682	71,192,772

$16,254,539	$16,891,919	$208,463,839	$117,332,502	$82,316,479	$59,764,682

$36	$--	$(2,836)	$(4,192)	$(5,216)	$2,209

Statements of Changes in Net Assets

	U.S. Government Bond Fund Year Ended April 30,
	2004	2003
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$6,987,942	$5,646,098
Net realized gain on investments	875,447	2,251,264
Net change in unrealized appreciation (depreciation) of investments	(4,105,815)	3,315,077

Change in net assets resulting from operations	3,757,574	11,212,439

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,490,375)	(6,517,505)
Class B Shares	(1,978)	--
Institutional I Shares	(4,393,097)	--
Distributions from net realized gain on investments
Class A Shares	(8,828)	--
Class B Shares	(14)	--
Institutional I Shares	(23,820)	--

Change in net assets resulting from distributions to shareholders	(8,918,112)	(6,517,505)

Share Transactions:
Proceeds from sale of shares	173,044,417	52,103,220
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK U.S. Government Bond Portfolio	94,394,490	--
Proceeds from shares issued in connection with the tax-free transfer of assets from VISION Pennsylvania Municipal Income Fund	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	4,294,624	3,543,395
Cost of shares redeemed	(206,542,793)	(32,482,150)

Change in net assets resulting from share transactions	65,190,738	23,164,465

Change in net assets	60,030,200	27,859,399
Net Assets:
Beginning of period	144,209,741	116,350,342

End of period	$204,239,941	$144,209,741

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$53,283	$88,116

See Notes which are an integral part of the Financial Statements

New York Municipal Bond Fund Year Ended April 30,		Pennsylvania Municipal Bond Fund Year Ended April 30,		Maryland Municipal Bond Fund Year Ended April 30,
2004	2003	2004	2003	2004	2003

$3,240,763	$3,231,123	$7,849,957	$6,455,745	$5,006,890	$5,111,047
520,837	596,600	3,599,810	582,668	856,565	495,470
(2,061,486)	2,004,389	(6,776,220)	5,524,473	(3,521,590)	3,739,129

1,700,114	5,832,112	4,673,547	12,562,886	2,341,865	9,345,646

(2,675,120)	(3,211,133)	(809,710)	(87,455)	(871,766)	(996,680)
(2,518)	--	(14,743)	(9,748)	(59,741)	(48,975)
(557,819)	--	(6,875,857)	(6,358,541)	(3,972,015)	(4,074,964)

(495,157)	(85,625)	--	--	--	--
(407)	--	--	--	--	--
(235,921)	--	--	--	--	--

(3,966,942)	(3,296,758)	(7,700,310)	(6,455,744)	(4,903,522)	(5,120,619)

52,165,630	17,618,682	87,602,035	9,010,974	17,448,873	12,289,509
--	--	--	--	--	--
--	--	85,690,214	--	--	--
2,409,901	1,861,128	503,493	304,742	1,066,297	1,246,757
(53,874,291)	(16,580,118)	(129,249,521)	(16,160,092)	(21,371,809)	(15,647,767)

701,240	2,899,692	44,546,221	(6,844,376)	(2,856,639)	(2,111,501)

(1,565,588)	5,435,046	41,519,458	(737,234)	(5,418,296)	2,113,526

85,887,431	80,452,385	161,948,842	162,686,076	127,804,961	125,691,435

$84,321,843	$85,887,431	$203,468,300	$161,948,842	$122,386,665	$127,804,961

$12	$282	$12,700	$20,200	$(445)	$--

Statements of Changes in Net Assets

	Intermediate-Term Bond Fund
	Year Ended April 30,
	2004	2003
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,132,653	$5,339,336
Net realized gain (loss) on investments	1,799,251	4,820,946
Net realized gain on capital gain distributions from other investment companies	--	--
Net change in unrealized appreciation (depreciation) of investments	(4,529,008)	3,626,022

Change in net assets resulting from operations	5,402,896	13,786,304

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,196,954)	--
Class B Shares	(1,415)	--
Institutional I Shares	(8,406,084)	(5,348,770)
Distributions from net realized gain on investments
Class A Shares	(95,999)	--
Class B Shares	(780)	--
Institutional Shares	--	--
Institutional I Shares	(2,939,052)	--

Change in net assets resulting from distributions to shareholders	(12,640,284)	(5,348,770)

Share Transactions:
Proceeds from sale of shares	194,513,120	14,470,490
Proceeds from shares issued in connection with the tax-free transfer of assets from VISION Intermediate-Term Bond Fund	132,243,372	--
Net asset value of shares issued to shareholders in payment of distributions declared	4,330,820	1,015,406
Cost of shares redeemed	(186,977,965)	(25,895,409)

Change in net assets resulting from share transactions	144,109,347	(10,409,513)

Change in net assets	136,871,959	(1,971,979)
Net Assets:
Beginning of period	128,263,338	130,235,317

End of period	$265,135,297	$128,263,338

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$5,473	$--

See Notes which are an integral part of the Financial Statements

Income Fund		Managed Allocation Fund-- Conservative Growth		Managed Allocation Fund-- Moderate Growth
Year Ended April 30,		Year Ended April 30,		Year Ended April 30,
2004	2003	2004	2003	2004	2003

$8,546,921	$11,300,910	$94,167	$96,199	$115,244	$105,985
4,359,497	6,723,978	(20,704)	(77,799)	(278,539)	(315,112)
--	--	27,392	91,118	102,221	313,915
(10,373,346)	7,580,938	266,984	(46,651)	2,634,618	(730,035)

2,533,072	25,605,826	367,839	62,867	2,573,544	(625,247)

(407,161)	(501,475)	(67,575)	(80,146)	(104,633)	(99,924)
(62,790)	(59,105)	(21,432)	(16,053)	(11,528)	(6,351)
(8,092,401)	(10,782,790)	--	--	--	--

(281,650)	--	(55,230)	(6,893)	(200,003)	(37,351)
(55,450)	--	(36,246)	(2,117)	(114,468)	(10,188)
(5,395,351)	--	--	--	--	--
--	--	--	--	--	--

(14,294,803)	(11,343,370)	(180,483)	(105,209)	(430,632)	(153,814)

23,083,526	42,736,056	4,262,046	4,020,838	24,088,306	10,866,345
--	--	--	--	--	--
9,768,280	6,281,317	177,899	103,430	427,150	153,396
(88,160,376)	(78,807,535)	(1,523,375)	(749,467)	(2,790,929)	(2,039,764)

(55,308,570)	(29,790,162)	2,916,570	3,374,801	21,724,527	8,979,977

(67,070,301)	(15,527,706)	3,103,926	3,332,459	23,867,439	8,200,916

261,154,561	276,682,267	6,120,531	2,788,072	16,367,303	8,166,387

$194,084,260	$261,154,561	$9,224,457	$6,120,531	$40,234,742	$16,367,303

$(29,850)	$--	$5,160	$--	$--	$--

Statements of Changes in Net Assets

	Managed Allocation Fund-- Aggressive Growth
	Year Ended April 30,
	2004	2003
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(37,000)	$(8,232)
Net realized gain (loss) on investments	(110,060)	(191,705)
Net realized gain on capital gain distributions from other investment companies	60,491	273,128
Net change in unrealized appreciation (depreciation) of investments	1,882,032	(798,772)

Change in net assets resulting from operations	1,795,463	(725,581)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	--	--
Class B Shares	--	--
Institutional I Shares	--	--
Distributions from net realized gain on investments
Class A Shares	(177,748)	(49,084)
Class B Shares	(81,118)	(9,972)
Institutional I Shares	--	--

Change in net assets resulting from distributions to shareholders	(258,866)	(59,056)

Share Transactions:
Proceeds from sale of shares	10,165,954	4,428,221
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Social Issues Small Cap Equity Portfolio	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Social Issues Blue Chip Equity Portfolio	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Social Issues Capital Growth Portfolio	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	258,526	58,856
Cost of shares redeemed	(1,028,069)	(1,340,264)

Change in net assets resulting from share transactions	9,396,411	3,146,813

Change in net assets	10,933,008	2,362,176
Net Assets:
Beginning of period	7,233,797	4,871,621

End of period	$18,166,805	$7,233,797

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$--	$--

See Notes which are an integral part of the Financial Statements

Balanced Fund		Social Balanced Fund		Equity Income Fund		Large Cap Value Fund
Year Ended April 30,		Year Ended April 30,		Year Ended April 30,		Year Ended April 30,
2004	2003	2004	2003	2004	2003	2004	2003

$1,691,365	$3,952,280	$76,525	$87,427	$1,182,071	$1,402,253	$582,242	$349,346
7,156,219	(35,836,061)	277,381	14,475	1,083,766	(3,249,959)	1,493,806	(6,083,380)
--	--	--	--	--	--	--	--
14,020,753	1,970,609	(201,216)	136,910	11,269,729	(12,928,852)	10,657,703	(1,170,649)

22,868,337	(29,913,172)	152,690	238,812	13,535,566	(14,776,558)	12,733,751	(6,904,683)

(286,804)	(511,208)	--	--	(63,258)	(73,054)	(404,148)	(312,233)
(17,263)	(93,421)	--	--	(249)	--	--	--
(1,327,043)	(3,584,065)	(64,443)	(87,426)	(1,066,524)	(1,329,264)	(172,800)	--

--	--	--	--	--	--	--	--
--	--	--	--	--	--	--	--
--	--	(91,930)	--	--	--	--	--

(1,631,110)	(4,188,694)	(156,373)	(87,426)	(1,130,031)	(1,402,318)	(576,948)	(312,233)

8,280,103	14,467,491	33,661	1,073,007	10,278,475	13,330,365	82,583,342	24,188,497
--	--	777,071	--	--	--	--	--
--	--	793,521	--	--	--	--	--
--	--	178,629	--	--	--	--	--
1,609,004	4,151,725	114,202	39,721	134,009	133,871	364,272	207,963
(32,499,331)	(122,982,640)	(1,606,227)	(56,511)	(10,358,184)	(8,611,209)	(54,291,834)	(11,376,874)

(22,610,224)	(104,363,424)	290,857	1,056,217	54,300	4,853,027	28,655,780	13,019,586

(1,372,997)	(138,465,290)	287,174	1,207,603	12,459,835	(11,325,849)	40,812,583	5,802,670

163,492,312	301,957,602	3,266,722	2,059,119	65,815,195	77,141,044	49,116,620	43,313,950

$162,119,315	$163,492,312	$3,553,896	$3,266,722	$78,275,030	$65,815,195	$89,929,203	$49,116,620

$178,263	$153,210	$12,065	$(19)	$20,931	$--	$43,875	$38,581

Statements of Changes in Net Assets

	Equity Index Fund
	Year Ended April 30,
	2004	2003
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,612,670	$1,387,337
Net realized gain (loss) on investments	(8,828,652)	(5,730,755)
Net realized gain (loss) on options	--	--
Net realized gain on capital gain distributions from other investment companies	--	--
Net change in unrealized appreciation (depreciation) of investments	30,536,645	(9,046,790)

Change in net assets resulting from operations	23,320,663	(13,390,208)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(67,686)	(47,288)
Class B Shares	(449)	--
Institutional I Shares	(1,400,905)	(1,308,718)
Distributions from net realized gain on investments
Class A Shares	--	--
Class B Shares	--	--
Institutional I Shares	--	--

Change in net assets resulting from distributions to shareholders	(1,469,040)	(1,356,006)

Share Transactions:
Proceeds from sale of shares	40,362,296	32,897,355
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Blue Chip Equity Portfolio	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from VISION Large Cap Core Fund	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	968,395	942,196
Cost of shares redeemed	(71,039,462)	(22,696,852)

Change in net assets resulting from share transactions	(29,708,771)	11,142,699

Change in net assets	(7,857,148)	(3,603,515)
Net Assets:
Beginning of period	99,592,595	103,196,110

End of period	$91,735,447	$99,592,595

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$233,533	$92,633

See Notes which are an integral part of the Financial Statements

Large Cap Stock Fund		Large Cap Growth Fund		Multi Cap Growth Fund
Year Ended April 30,		Year Ended April 30,		Year Ended April 30,
2004	2003	2004	2003	2004	2003

$1,318,863	$1,399,248	$(18,181)	$(3,635)	$(697,821)	$(168,211)
57,373,143	(385,067)	(247,993)	(2,437,193)	29,177,866	(36,357,014)
--	103,778	--	--	--	(279,219)
--	--	--	--	--	--
12,343,821	(49,517,148)	2,745,027	(102,064)	2,637,324	3,888,601

71,035,827	(48,399,189)	2,478,853	(2,542,892)	31,117,369	(32,915,843)

(53,918)	(9,564)	--	--	--	--
--	--	--	--	--	--
(1,205,605)	(1,266,800)	--	--	--	--

--	(76,132)	--	--	--	--
--	(16,601)	--	--	--	--
--	(3,323,742)	--	--	--	--

(1,259,523)	(4,692,839)	--	--	--	--

326,158,208	18,578,323	48,315,228	6,664,113	13,966,401	19,198,442
201,685,917	--	--	--	--	--
90,189,708	--	--	--	--	--
438,797	3,005,167	--	--	--	--
(376,178,233)	(46,579,497)	(20,506,163)	(3,263,017)	(65,407,010)	(35,299,624)

242,294,397	(24,996,007)	27,809,065	3,401,096	(51,440,609)	(16,101,182)

312,070,701	(78,088,035)	30,287,918	858,204	(20,323,240)	(49,017,025)

174,715,336	252,803,371	17,388,602	16,530,398	135,131,406	184,148,431

$486,786,037	$174,715,336	$47,676,520	$17,388,602	$114,808,166	$135,131,406

$188,161	$128,821	$--	$--	$--	$98,290

Statements of Changes in Net Assets

	Mid Cap Stock Fund
	Year Ended April 30,
	2004	2003
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(357,551)	$(27,910)
Net realized gain (loss) on investments and foreign currency transactions	17,134,912	(7,824,657)
Net realized gain on options	--	--
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	10,175,167	(13,467,468)

Change in net assets resulting from operations	26,952,528	(21,320,035)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	--	--
Class B Shares	--	--
Institutional I Shares	--	--
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	--	--
Class B Shares	--	--
Institutional I Shares	--	--

Change in net assets resulting from distributions to shareholders	--	--

Share Transactions:
Proceeds from sale of shares	108,900,622	23,861,115
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Emerging Markets Equity Portfolio	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK International Equity Portfolio	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	--	--
Cost of shares redeemed	(98,630,244)	(20,022,984)

Change in net assets resulting from share transactions	10,270,378	3,838,131

Change in net assets	37,222,906	(17,481,904)
Net Assets:
Beginning of period	103,976,281	121,458,185

End of period	$141,199,187	$103,976,281

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$--	$--

See Notes which are an integral part of the Financial Statements

Mid Cap Growth Fund		Small Cap Stock Fund		Small Cap Growth Fund		International Equity Fund
Year Ended April 30,		Year Ended April 30,		Year Ended April 30,		Year Ended April 30,
2004	2003	2004	2003	2004	2003	2004	2003

$(333,455)	$26,845	$(476,604)	$(62,425)	$(1,571,494)	$(721,590)	$748,026	$514,095
13,055,983	(9,010,723)	26,190,921	3,114,944	61,823,399	(36,188,144)	7,257,475	(3,324,564)
--	--	--	--	--	326,674	--	--
10,109,189	(9,897,667)	25,184,048	(19,010,486)	(8,792,247)	(16,377,544)	17,284,238	(3,255,305)

22,831,717	(18,881,545)	50,898,365	(15,957,967)	51,459,658	(52,960,604)	25,289,739	(6,065,774)

--	--	--	--	--	--	(152,681)	(632,886)
--	--	--	--	--	--	(1,548)	(330)
--	(55,557)	--	--	--	--	(1,316,007)	--

--	--	(755,851)	(20,803,787)	--	--	--	--
--	--	(74,680)	(100,991)	--	--	--	--
--	--	(11,415,870)	--	--	--	--	--

--	(55,557)	(12,246,401)	(20,904,778)	--	--	(1,470,236)	(633,216)

12,381,950	7,048,000	172,516,633	32,397,024	111,788,720	39,979,254	107,175,169	29,813,778
--	--	--	--	--	--	5,474,675	--
--	--	--	--	--	--	19,700,015	--
--	21,772	11,829,055	19,044,483	--	--	795,265	281,788
(18,896,214)	(14,019,400)	(180,721,446)	(23,055,650)	(90,200,540)	(34,424,180)	(100,204,137)	(7,093,259)

(6,514,264)	(6,949,628)	3,624,242	28,385,857	21,588,180	5,555,074	32,940,987	23,002,307

16,317,453	(25,886,730)	42,276,206	(8,476,888)	73,047,838	(47,405,530)	56,760,490	16,303,317

70,257,921	96,144,651	106,921,328	115,398,216	110,921,051	158,326,581	62,114,086	45,810,769

$86,575,374	$70,257,921	$149,197,534	$106,921,328	$183,968,889	$110,921,051	$118,874,576	$62,114,086

$--	$8,012	$--	$--	$--	$--	$33,948	$928,067

MTB Group of Funds
Financial Highlights

(For a share outstanding throughout each period)
						Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Distributions from Net Investment Income	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)
U.S. Treasury Money Market Fund Class A Shares
2000	$ 1.00	0.05	(0.05)	$ 1.00	4.71%	0.58%	4.62%	0.08%	$ 423,685
2001	$ 1.00	0.05	(0.05)	$ 1.00	5.60%	0.59%	5.45%	0.09%	$ 790,307
2002	$ 1.00	0.02	(0.02)	$ 1.00	2.38%	0.59%	2.27%	0.09%	$ 741,357
2003	$ 1.00	0.01	(0.01)	$ 1.00	0.93%	0.61%	0.93%	0.09%	$ 622,086
2004	$ 1.00	0.004(c)	(0.004)	$ 1.00	0.39%	0.61%	0.40%	0.32%	$ 148,182
U.S. Treasury Money Market Fund Class S Shares
2000	$ 1.00	0.04	(0.04)	$ 1.00	4.45%	0.83%	4.36%	0.08%	$ 20,704
2001	$ 1.00	0.05	(0.05)	$ 1.00	5.34%	0.84%	5.26%	0.09%	$ 21,070
2002	$ 1.00	0.02	(0.02)	$ 1.00	2.12%	0.84%	2.03%	0.09%	$ 26,138
2003	$ 1.00	0.01	(0.01)	$ 1.00	0.68%	0.86%	0.70%	0.09%	$ 18,011
2004	$ 1.00	0.002(c)	(0.002)	$ 1.00	0.22%	0.77%	0.22%	0.32%	$ 16,013
U.S. Treasury Money Market Fund Institutional I Shares
2004(d)	$ 1.00	0.003(c)	(0.003)	$ 1.00	0.33%	0.47%(e)	0.47%(e)	0.43%(e)	$ 288,113
U.S. Treasury Money Market Fund Institutional II Shares
2004(d)	$ 1.00	0.003(c)	(0.003)	$ 1.00	0.28%	0.54%(e)	0.40%(e)	0.36%(e)	$ 353,773
U.S. Government Money Market Fund Class A Shares
2000	$ 1.00	0.05	(0.05)	$ 1.00	4.92%	0.64%	4.85%	0.84%	$ 120,578
2001	$ 1.00	0.06	(0.06)	$ 1.00	5.75%	0.63%	5.62%	0.83%	$ 119,725
2002	$ 1.00	0.02	(0.02)	$ 1.00	2.39%	0.65%	2.46%	0.85%	$ 79,396
2003	$ 1.00	0.01	(0.01)	$ 1.00	1.02%	0.66%	1.03%	0.83%	$ 70,506
2004	$ 1.00	0.005(c)	(0.005)	$ 1.00	0.46%	0.65%	0.54%	0.26%	$ 649
U.S. Government Money Market Fund Institutional I Shares
2000	$ 1.00	0.05	(0.05)	$ 1.00	5.16%	0.41%	5.05%	0.59%	$ 1,414,772
2001	$ 1.00	0.06	(0.06)	$ 1.00	6.00%	0.40%	5.82%	0.58%	$ 1,243,512
2002	$ 1.00	0.03	(0.03)	$ 1.00	2.63%	0.42%	2.56%	0.60%	$ 1,327,751
2003	$ 1.00	0.01	(0.01)	$ 1.00	1.25%	0.43%	1.26%	0.56%	$ 1,232,568
2004	$ 1.00	0.007(c)	(0.007)	$ 1.00	0.69%	0.42%	0.69%	0.37%	$ 1,255,603
U.S. Government Money Market Fund Institutional II Shares
2000	$ 1.00	0.05	(0.05)	$ 1.00	5.08%	0.48%	4.91%	0.59%	$ 84,503
2001	$ 1.00	0.06	(0.06)	$ 1.00	5.92%	0.47%	5.69%	0.58%	$ 166,335
2002	$ 1.00	0.02	(0.02)	$ 1.00	2.55%	0.49%	2.35%	0.60%	$ 262,495
2003	$ 1.00	0.01	(0.01)	$ 1.00	1.18%	0.50%	1.17%	0.56%	$ 259,017
2004	$ 1.00	0.006(c)	(0.006)	$ 1.00	0.62%	0.48%	0.59%	0.38%	$ 1,434,300
(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Based on average shares oustanding.

(d) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(e) Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(For a share outstanding throughout each period)
								Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)
Tax-Free Money Market Fund Class A Shares
2000	$ 1.00	0.03	(0.03)	--	(0.03)	$ 1.00	2.94%	0.60%	2.90%	0.85%	$ 45,970
2001	$ 1.00	0.03	(0.03)	--	(0.03)	$ 1.00	3.50%	0.59%	3.46%	0.84%	$ 38,358
2002	$ 1.00	0.02	(0.02)	--	(0.02)	$ 1.00	1.54%	0.60%	1.49%	0.86%	$ 49,232
2003	$ 1.00	0.01	(0.01)	--	(0.01)	$ 1.00	0.77%	0.62%	0.77%	0.92%	$ 40,706
2004	$ 1.00	0.004	(0.004)	--	(0.004)	$ 1.00	0.40%	0.62%	0.40%	0.48%	$ 51,778
Tax-Free Money Market Fund Institutional I Shares
2000	$ 1.00	0.03	(0.03)	--	(0.03)	$ 1.00	3.17%	0.37%	3.12%	0.60%	$ 63,666
2001	$ 1.00	0.04	(0.04)	--	(0.04)	$ 1.00	3.73%	0.36%	3.67%	0.59%	$ 62,052
2002	$ 1.00	0.02	(0.02)	--	(0.02)	$ 1.00	1.77%	0.37%	1.73%	0.61%	$ 69,275
2003	$ 1.00	0.01	(0.01)	--	(0.01)	$ 1.00	1.00%	0.39%	0.99%	0.60%	$ 96,729
2004	$ 1.00	0.006	(0.006)	--	(0.006)	$ 1.00	0.62%	0.40%	0.62%	0.42%	$ 49,491
Tax-Free Money Market Fund Institutional II Shares
2000	$ 1.00	0.03	(0.03)	--	(0.03)	$ 1.00	3.10%	0.44%	3.04%	0.60%	$ 35,256
2001	$ 1.00	0.04	(0.04)	--	(0.04)	$ 1.00	3.66%	0.43%	3.53%	0.59%	$ 43,993
2002	$ 1.00	0.02	(0.02)	--	(0.02)	$ 1.00	1.70%	0.44%	1.74%	0.61%	$ 32,358
2003	$ 1.00	0.01	(0.01)	--	(0.01)	$ 1.00	0.93%	0.46%	0.92%	0.61%	$ 48,218
2004	$ 1.00	0.005	(0.005)	--	(0.005)	$ 1.00	0.55%	0.47%	0.54%	0.36%	$ 51,614
Money Market Fund Class A Shares
2000	$ 1.00	0.05	(0.05)	--	(0.05)	$ 1.00	4.95%	0.63%	4.87%	0.05%	$ 1,095,128
2001	$ 1.00	0.06	(0.06)	--	(0.06)	$ 1.00	5.85%	0.64%	5.67%	0.05%	$ 1,598,305
2002	$ 1.00	0.02	(0.02)	--	(0.02)	$ 1.00	2.41%	0.71%	2.39%	0.18%	$ 1,512,433
2003	$ 1.00	0.01	(0.01)	(0.00)(c)	(0.01)	$ 1.00	0.92%	0.70%	0.92%	0.25%	$ 1,240,670
2004	$ 1.00	0.00 4	(0.004)	--	(0.004)	$ 1.00	0.41%	0.70%	0.41%	0.40%	$ 924,016
Money Market Fund Class B Shares
2004(d)	$ 1.00	0.001	(0.001)	--	(0.001)	$ 1.00	0.07%	1.19%(e)	1.17%(e)	0.79%(e)	$ 226
Money Market Fund Class S Shares
2000	$ 1.00	0.05	(0.05)	--	(0.05)	$ 1.00	4.69%	0.88%	4.71%	0.05%	$ 48,760
2001	$ 1.00	0.05	(0.05)	--	(0.05)	$ 1.00	5.59%	0.89%	5.48%	0.05%	$ 61,450
2002	$ 1.00	0.02	(0.02)	--	(0.02)	$ 1.00	2.13%	0.98%	1.96%	0.17%	$ 112,156
2003	$ 1.00	0.01	(0.01)	(0.00)(c)	(0.01)	$ 1.00	0.61%	1.00%	0.63%	0.20%	$ 81,002
2004	$ 1.00	0.002	(0.002)	--	(0.002)	$ 1.00	0.18%	0.94%	0.18%	0.24%	$ 53,238
Money Market Fund Institutional Shares
2002(f)	$ 1.00	0.01	(0.01)	--	(0.01)	$ 1.00	1.19%	0.61%(e)	1.55%(e)	0.36%(e)	$ 2,805
2003	$ 1.00	0.01	(0.01)	(0.00)(c)	(0.01)	$ 1.00	1.02%	0.60%	0.99%	0.35%	$ 2,757
2004	$ 1.00	0.005	(0.005)	--	(0.005)	$ 1.00	0.51%	0.61%	0.50%	0.51%	$ 3,242
Money Market Fund Institutional I Shares
2004(d)	$ 1.00	0.006	(0.006)	--	(0.006)	$ 1.00	0.48%	0.42%(e)	0.69%(e)	0.51%(e)	$ 698,792
Money Market Fund Institutional II Shares
2004(d)	$ 1.00	0.004	(0.004)	--	(0.004)	$ 1.00	0.43%	0.49%(e)	0.62%(e)	0.44%(e)	$ 359,579

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents less than $0.01.

(d) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(e) Computed on an annualized basis.

(f) Reflects operations for the period from September 4, 2001 (date of initial public investment) to April 30, 2002.

See Notes which are an integral part of the Financial Statements

(For a share outstanding throughout each period)
										Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
Prime Money Market Fund Institutional Shares
1999(c)	$ 1.00	0.05	(0.00)(d)	0.05	(0.05)	--	(0.05)	$ 1.00	4.80%	0.49%	4.68%	0.80%	$ 261,561	--
2000(c)	$ 1.00	0.05	(0.00)(d)	0.05	(0.05)	--	(0.05)	$ 1.00	5.46%	0.47%	5.34%	0.70%	$ 282,014	--
2001(e)(f)	$ 1.00	0.05	--	0.05	(0.05)	--	(0.05)	$ 1.00	4.81%	0.53%(g)	5.76%(g)	0.21%(g)	$ 186,013	--
2002	$ 1.00	0.03	--	0.03	(0.03)	--	(0.03)	$ 1.00	2.63%	0.41%	2.54%	0.30%	$ 218,819	--
2003	$ 1.00	0.01	--	0.01	(0.01)	(0.00)(d)	(0.01)	$ 1.00	1.21%	0.40%	1.20%	0.30%	$ 248,812	--
2004	$ 1.00	0.007	--	0.007	(0.007)	--	(0.007)	$ 1.00	0.68%	0.42%	0.66%	0.63%	$ 249,771	--
New York Tax-Free Money Market Fund Class A Shares
2000	$ 1.00	0.03	--	0.03	(0.03)	--	(0.03)	$ 1.00	2.97%	0.60%	3.00%	0.09%	$ 172,791	--
2001	$ 1.00	0.03	--	0.03	(0.03)	--	(0.03)	$ 1.00	3.52%	0.62%	3.44%	0.09%	$ 158,359	--
2002	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)	$ 1.00	1.62%	0.63%	1.59%	0.09%	$ 187,043	--
2003	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)	$ 1.00	0.86%	0.61%	0.86%	0.09%	$ 191,859	--
2004	$ 1.00	0.00 4	0.000(h)	0.004	(0.004)	--	(0.004)	$ 1.00	0.43%	0.63%	0.44%	0.39%	$ 127,463	--
New York Tax-Free Money Market Fund Institutional I Shares
2004(i)	$ 1.00	0.00 2	0.000(h)	0.002	(0.002)	--	(0.002)	$ 1.00	0.23%	0.64%(g)	0.41%(g)	0.26%(g)	$ 35,853	--
Pennsylvania Tax-Free Money Market Fund Class A Shares
2004(j)	$ 1.00	0.00 1	--	0.001	(0.001)	--	(0.001)	$ 1.00	0.13%	0.82%(g)	0.26%(g)	0.93%(g)	$ 222	--
Pennsylvania Tax-Free Money Market Fund Institutional I Shares
2002(k)	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)	$ 1.00	1.54%	0.57%	1.51%	0.19%	$ 24,051	--
2003	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)	$ 1.00	0.86%	0.58%	0.88%	0.43%	$ 13,453	--
2004	$ 1.00	0.004	--	0.004	(0.004)	--	(0.004)	$ 1.00	0.45%	0.59%	0.44%	0.65%	$ 15,361	--
Pennsylvania Tax-Free Money Market Fund Institutional II Shares
2002(l)	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)	$ 1.00	1.46%	0.57%(g)	1.45%(g)	0.29%	$ 2,068	--
2003	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)	$ 1.00	0.86%	0.58%	0.83%	0.73%	$ 3,439	--
2004	$ 1.00	0.004	--	0.004	(0.004)	--	(0.004)	$ 1.00	0.44%	0.53%	0.54%	0.72%	$ 671	--
Short Duration Government Bond Fund Class A Shares
2004(i)	$ 9.72	0.13	(0.04)	0.09	(0.14)	--	(0.14)	$ 9.67	0.96%	0.81%(g)	1.61%(g)	0.51%(g)	$ 8,549	125%
Short Duration Government Bond Fund Class B Shares
2004(i)	$ 9.72	0.05	(0.05)	0.00	(0.05)	--	(0.05)	$ 9.67	(0.05%)	1.71%(g)	0.66%(g)	0.11%(g)	$ 122	125%
Short Duration Government Bond Fund Institutional I Shares
1999(c)	$ 9.96	0.54	(0.13)	0.41	(0.54)	(0.00)(d)	(0.54)	$ 9.83	4.25%	0.59%	5.51%	1.03%	$ 52,041	519%
2000(c)	$ 9.83	0.55	(0.14)	0.41	(0.55)	--	(0.55)	$ 9.69	4.31%	0.61%	5.77%	0.94%	$ 73,140	237%
2001(e)(f)	$ 9.69	0.50	0.11	0.61	(0.49)	--	(0.49)	$ 9.81	6.47%	0.71%(g)	6.05%(g)	0.21%(g)	$ 56,282	158%
2002	$ 9.81	0.62 (n)	(0.06)(n)	0.56	(0.57)	--	(0.57)	$ 9.80	5.87%	0.63%	4.55%(n)	0.27%	$ 89,014	89%
2003	$ 9.80	0.33 (m)	0.16	0.49	(0.44)	--	(0.44)	$ 9.85	5.05%	0.69%	3.33%	0.40%	$ 117,333	96%
2004	$ 9.85	0.25	(0.19)	0.06	(0.24)	--	(0.24)	$ 9.67	0.66%	0.71%	2.06%	0.37%	$ 199,792	125%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Reflects operations for the year ended June 30.

(d) Represents less than $0.01.

(e) Reflects operations for the period from July 1, 2000 to April 30, 2001. The Fund changed its fiscal year from June 30 to April 30.

(f) Effective January 8, 2001, the Fund changed its investment advisor from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.

(g) Computed on an annualized basis.

(h) Represents less than $0.001.

(i) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(j) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

(k) Reflects operations for the period from May 1, 2001 (date of initial public investment) to April 30, 2002.

(l) Reflects operations for the period from May 11, 2001 (date of initial public investment) to April 30, 2002.

(m) Based on average shares outstanding.

(n) Effective May 1, 2001, the Short Duration Government Bond Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long term debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $0.05, decrease net realized gain/loss per share by $0.05 and decrease the ratio of net investment income to average net assets from 5.68% to 4.55%. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Notes which are an integral part of the Financial Statements

(For a share outstanding throughout each period)
										Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
Short-Term Corporate Bond Fund Class A Shares
2004(c)	$ 9.91	0.13	(0.04)	0.09	(0.13)	--	(0.13)	$ 9.87	0.90%	1.16%(d)	2.06%(d)	0.33%(d)	$ 136	99%
Short-Term Corporate Bond Fund Class B Shares
2004(c)	$ 9.91	0.08	(0.04)	0.04	(0.08)	--	(0.08)	$ 9.87	0.38%	1.99%(d)	1.25%(d)	0.01%(d)	$ 26	99%
Short-Term Corporate Bond Fund Institutional I Shares
2000	$ 9.94	0.50	(0.30)	0.20	(0.50)	(0.01)	(0.51)	$ 9.63	2.01%	0.97%	5.09%	0.14%	$ 92,185	66%
2001	$ 9.63	0.55	0.36	0.91	(0.55)	--	(0.55)	$ 9.99	9.70%	0.97%	5.52%	0.14%	$ 76,090	107%
2002	$ 9.99	0.45	(0.19)	0.26	(0.45)	--	(0.45)	$ 9.80	2.65%	0.97%	4.54%	0.16%	$ 71,193	79%
2003	$ 9.80	0.34	0.19	0.53	(0.35)	--	(0.35)	$ 9.98	5.44%	1.00%	3.49%	0.16%	$ 59,765	170%
2004	$ 9.98	0.24	(0.11)	0.13	(0.24)	--	(0.24)	$ 9.87	1.31%	1.04%	2.36%	0.18%	$ 82,154	99%
U.S. Government Bond Fund Class A Shares
2000	$ 9.51	0.59	(0.49)	0.10	(0.59)	--	(0.59)	$ 9.02	1.11%	0.93%	6.36%	0.05%	$ 60,165	46%
2001	$ 9.02	0.59	0.41	1.00	(0.58)	--	(0.58)	$ 9.44	11.43%	0.95%	6.27%	0.03%	$ 88,980	47%
2002	$ 9.44	0.59(e)	0.03(e)	0.62	(0.57)	--	(0.57)	$ 9.49	6.72%	0.96%	4.84%(e)	--	$ 116,350	41%
2003	$ 9.49	0.43(f)	0.43	0.86	(0.50)	--	(0.50)	$ 9.85	9.20%	0.95%	4.41%	--	$ 144,210	68%
2004	$ 9.85	0.41	(0.33)	0.08	(0.42)	(0.00)(g)	(0.42)	$ 9.51	0.79%	0.93%	3.51%	0.26%	$ 54,388	64%
U.S. Government Bond Fund Class B Shares
2004(h)	$ 9.56	0.20	(0.06)	0.14	(0.19)	(0.00)(g)	(0.19)	$ 9.51	1.49%	1.90%(d)	2.26%(d)	0.00%(d)(i)	$ 108	64%
U.S. Government Bond Fund Institutional I Shares
2004(h)	$ 9.56	0.29(f)	(0.06)	0.23	(0.28)	(0.00)(g)	(0.28)	$ 9.51	2.44%	0.94%(d)	3.17%(d)	0.21%(d)	$ 149,744	64%
New York Municipal Bond Fund Class A Shares
2000	$ 10.52	0.46	(0.75)	(0.29)	(0.46)	(0.05)	(0.51)	$ 9.72	(2.71)%	0.85%	4.60%	0.20%	$ 48,081	34%
2001	$ 9.72	0.45	0.52	0.97	(0.45)	--	(0.45)	$ 10.24	10.11%	0.88%	4.36%	0.14%	$ 74,851	50%
2002	$ 10.24	0.41(j)	0.17(j)	0.58	(0.41)	--	(0.41)	$ 10.41	5.74%	0.83%	3.98%(j)	0.09%	$ 80,452	46%
2003	$ 10.41	0.41	0.34	0.75	(0.41)	(0.01)	(0.42)	$ 10.74	7.29%	0.86%	3.85%	0.09%	$ 85,887	50%
2004	$ 10.74	0.39	(0.19)	0.20	(0.39)	(0.09)	(0.48)	$ 10.46	1.86%	0.87%	3.67%	0.40%	$ 56,672	40%
New York Municipal Bond Fund Class B Shares
2004(g)	$ 10.45	0.19	0.10	0.29	(0.19)	(0.09)	(0.28)	$ 10.46	2.73%	1.87%(d)	2.77%(d)	0.10%(d)	$ 357	40%
New York Municipal Bond Fund Institutional I Shares
2004(g)	$ 10.45	0.26	0.10	0.36	(0.26)	(0.09)	(0.35)	$ 10.46	3.39%	0.87%(d)	3.68%(d)	0.33%(d)	$ 27,293	40%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

(d) Computed on an annualized basis.

(e) Effective May 1, 2001, the U.S. Government Bond Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long term debt securities. For the year ended April 30, 2002, this change has no effect on the net investment income per share or net realized gain/loss per share but decreased the ratio of net investment income to average net assets from 6.00% to 4.84%. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(f) Based on average shares outstanding.

(g) Represents less than $0.01.

(h) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(i) Represents less than 0.01%.

(j) Effective May 1, 2001, the New York Municipal Bond Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long term debt securities. For the six months ended October 31, 2003, this change had no effect on the net investment income per share or net realized gain/loss on investment per share but increased the ratio of net investment income to average net assets from 3.97% to 3.98%. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

See Notes which are an integral part of the Financial Statements

(For a share outstanding throughout each period)
										Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
Pennsylvania Municipal Bond Fund Class A Shares
2000	$ 10.22	0.40	(0.80)	(0.40)	(0.40)	(0.04)	(0.44)	$ 9.38	(3.95)%	1.09%	4.23%	0.20%	$3,036	31%
2001	$ 9.38	0.41	0.42	0.83	(0.41)	--	(0.41)	$ 9.80	8.99%	1.09%	4.24%	0.20%	$2,603	26%
2002	$ 9.80	0.41	0.27	0.68	(0.41)	--	(0.41)	$ 10.07	7.03%	1.09%	4.08%	0.21%	$2,177	16%
2003	$ 10.07	0.39	0.38	0.77	(0.39)	--	(0.39)	$ 10.45	7.77%	1.17%	3.79%	0.82%	$2,880	12%
2004	$ 10.45	0.37	(0.25)	0.12	(0.37)	--	(0.37)	$ 10.20	1.13%	1.19%	3.49%	0.23%	$11,965	11%
Pennsylvania Municipal Bond Fund Class B Shares
2000(c)	$ 9.71	1.20	(0.28)	0.92	(1.20)	(0.04)	(1.24)	$ 9.39	9.37%	1.84%(d)	3.63%(d)	--	$188	31%
2001	$ 9.39	0.34	0.43	0.77	(0.34)	--	(0.34)	$ 9.82	8.30%	1.84%	3.52%	--	$76	26%
2002	$ 9.82	0.34	0.27	0.61	(0.34)	--	(0.34)	$ 10.09	6.26%	1.84%	3.33%	0.01%	$176	16%
2003	$ 10.09	0.32	0.38	0.70	(0.32)	--	(0.32)	$ 10.47	7.03%	1.82%	3.08%	4.88%	$421	12%
2004	$ 10.47	0.30	(0.27)	0.03	(0.30)	--	(0.30)	$ 10.20	0.26%	1.83%	2.94%	0.06%	$698	11%
Pennsylvania Municipal Bond Fund Institutional I Shares
2000	$ 10.23	0.42	(0.81)	(0.39)	(0.42)	(0.04)	(0.46)	$ 9.38	(3.88)%	0.96%	4.32%	0.04%	$ 160,664	31%
2001	$ 9.38	0.42	0.43	0.85	(0.42)	--	(0.42)	$ 9.81	9.25%	0.96%	4.38%	0.04%	$ 160,833	26%
2002	$ 9.81	0.42	0.27	0.69	(0.42)	--	(0.42)	$ 10.08	7.18%	0.95%	4.22%	0.05%	$ 160,333	16%
2003	$ 10.08	0.41	0.38	0.79	(0.41)	--	(0.41)	$ 10.46	7.96%	0.99%	3.97%	--	$ 158,648	12%
2004	$ 10.46	0.39	(0.26)	0.13	(0.39)	--	(0.39)	$ 10.20	1.21%	0.98%	3.79%	0.12%	$ 190,805	11%
Maryland Municipal Bond Fund Class A Shares
2000	$ 10.21	0.43	(0.69)	(0.26)	(0.43)	(0.04)	(0.47)	$ 9.48	(2.50)%	0.94%	4.43%	0.36%	$25,924	24%
2001	$ 9.48	0.43	0.42	0.85	(0.43)	--	(0.43)	$ 9.90	9.09%	0.94%	4.38%	0.36%	$24,671	29%
2002	$ 9.90	0.42	0.18	0.60	(0.42)	--	(0.42)	$ 10.08	6.13%	0.94%	4.16%	0.37%	$26,666	9%
2003	$ 10.08	0.40	0.34	0.74	(0.40)	--	(0.40)	$ 10.42	7.47%	1.02%	3.89%	0.36%	$25,233	18%
2004	$ 10.42	0.39	(0.21)	0.18	(0.39)	--	(0.39)	$ 10.21	1.74%	1.01%	3.84%	0.39%	$20,948	17%
Maryland Municipal Bond Fund Class B Shares
2000(c)	$ 9.75	1.51	(0.23)	1.28	(1.51)	(0.04)	(1.55)	$ 9.48	13.17%	1.68%(d)	3.82%(d)	0.17%(d)	$50	24%
2001	$ 9.48	0.36	0.43	0.79	(0.36)	--	(0.36)	$ 9.91	8.47%	1.69%	3.57%	0.16%	$745	29%
2002	$ 9.91	0.35	0.18	0.53	(0.35)	--	(0.35)	$ 10.09	5.37%	1.69%	3.40%	0.17%	$1,266	9%
2003	$ 10.09	0.33	0.34	0.67	(0.33)	--	(0.33)	$ 10.43	6.72%	1.72%	3.18%	1.17%	$1,775	18%
2004	$ 10.43	0.33	(0.21)	0.12	(0.32)	--	(0.32)	$ 10.23	1.12%	1.71%	3.14%	0.19%	$2,167	17%
Maryland Municipal Bond Fund Institutional I Shares
2000	$ 10.21	0.44	(0.69)	(0.25)	(0.44)	(0.04)	(0.48)	$ 9.48	(2.37)%	0.81%	4.57%	0.19%	$87,845	24%
2001	$ 9.48	0.44	0.43	0.87	(0.44)	--	(0.44)	$ 9.91	9.34%	0.81%	4.50%	0.19%	$90,210	29%
2002	$ 9.91	0.43	0.18	0.61	(0.43)	--	(0.43)	$ 10.09	6.27%	0.81%	4.29%	0.20%	$97,759	9%
2003	$ 10.09	0.42	0.34	0.76	(0.42)	--	(0.42)	$ 10.43	7.66%	0.84%	4.07%	0.17%	$ 100,797	18%
2004	$ 10.43	0.42	(0.22)	0.20	(0.41)	--	(0.41)	$ 10.22	1.92%	0.83%	4.02%	0.28%	$ 99,271	17%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Reflects operations for the period from September 1, 1999 (date of initial public investment) to April 30, 2000.

(d) Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(For a share outstanding throughout each period)
										Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
Intermediate-Term Bond Fund Class A Shares
2004(c)	$ 10.27	0.23(d)	0.02	0.25	(0.33)	(0.12)	(0.45)	$ 10.07	2.47%	0.82%(e)	3.15%(e)	0.61%(e)	$10,169	154%
Intermediate-Term Bond Fund Class B Shares
2004(c)	$ 10.27	0.21(d)	(0.04)	0.17	(0.25)	(0.12)	(0.37)	$ 10.07	1.64%	1.69%(e)	2.95%(e)	0.20%(e)	$91	154%
Intermediate-Term Bond Fund Institutional I Shares
2000	$ 9.93	0.53	(0.50)	0.03	(0.53)	(0.01)	(0.54)	$ 9.42	0.32%	0.81%	5.52%	0.15%	$ 114,554	29%
2001	$ 9.42	0.55	0.43	0.98	(0.55)	--	(0.55)	$ 9.85	10.72%	0.80%	5.75%	0.15%	$ 129,531	36%
2002	$ 9.85	0.51	(0.01)	0.50	(0.51)	--	(0.51)	$ 9.84	5.18%	0.82%	5.11%	0.15%	$ 130,235	83%
2003	$ 9.84	0.42	0.66	1.08	(0.42)	--	(0.42)	$ 10.50	11.20%	0.84%	4.14%	0.12%	$ 128,263	259%
2004	$ 10.50	0.39 (d)	(0.27)	0.12	(0.43)	(0.12)	(0.55)	$ 10.07	1.21%	0.81%	3.76%	0.27%	$ 254,875	154%
Income Fund Class A Shares
2000	$ 10.20	0.56	(0.58)	(0.02)	(0.56)	--	(0.56)	$ 9.62	(0.18)%	0.95%	5.67%	0.29%	$5,830	328%
2001	$ 9.62	0.58	0.47	1.05	(0.59)	--	(0.59)	$ 10.08	11.19%	0.95%	5.97%	0.29%	$8,991	340%
2002	$ 10.08	0.54	0.09	0.63	(0.53)	(0.02)	(0.55)	$ 10.16	6.30%	0.96%	5.13%	0.30%	$11,459	143%
2003	$ 10.16	0.42	0.54	0.96	(0.42)	--	(0.42)	$ 10.70	9.59%	1.03%	3.97%	0.42%	$12,430	276%
2004	$ 10.70	0.37	(0.31)	0.06	(0.37)	(0.26)	(0.63)	$ 10.13	0.64%	1.03%	3.58%	0.25%	$10,431	177%
Income Fund Class B Shares
2000	$ 10.08	0.48	(0.57)	(0.09)	(0.48)	--	(0.48)	$ 9.51	(0.85)%	1.71%	4.97%	0.09%	$429	328%
2001	$ 9.51	0.51	0.45	0.96	(0.51)	--	(0.51)	$ 9.96	10.35%	1.70%	5.19%	0.09%	$705	340%
2002	$ 9.96	0.45	0.09	0.54	(0.45)	(0.02)	(0.47)	$ 10.03	5.44%	1.71%	4.35%	0.09%	$1,421	143%
2003	$ 10.03	0.34	0.54	0.88	(0.34)	--	(0.34)	$ 10.57	8.90%	1.73%	3.25%	0.99%	$2,086	276%
2004	$ 10.57	0.30	(0.31)	(0.01)	(0.30)	(0.26)	(0.56)	$10.00	(0.08)%	1.74%	2.89%	0.05%	$2,155	177%
Income Fund Institutional I Shares
2000	$ 10.08	0.56	(0.57)	(0.01)	(0.56)	--	(0.56)	$ 9.51	(0.01)%	0.82%	5.82%	0.12%	$ 343,260	328%
2001	$ 9.51	0.60	0.45	1.05	(0.60)	--	(0.60)	$ 9.96	11.28%	0.82%	6.09%	0.12%	$ 372,036	340%
2002	$ 9.96	0.54	0.08	0.62	(0.53)	(0.02)	(0.55)	$ 10.03	6.33%	0.83%	5.32%	0.13%	$ 263,802	143%
2003	$ 10.03	0.43	0.54	0.97	(0.43)	--	(0.43)	$ 10.57	9.86%	0.85%	4.17%	0.08%	$ 246,639	276%
2004	$ 10.57	0.39	(0.31)	0.08	(0.39)	(0.26)	(0.65)	$ 10.00	0.81%	0.85%	3.75%	0.14%	$ 181,498	177%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(d) Based on average shares outstanding.

(e) Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(For a share outstanding throughout each period)
											Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income (Operating Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
Managed Allocation Fund--Conservative Growth Class A Shares
1999 (c)	$ 10.00	0.07	0.15	0.22	(0.07)	--	--	(0.07)	$ 10.15	2.21%	1.79%(d)	2.57%(d)	92.41%(d)	$ 150	2%
2000 (e)	$ 10.15	0.25	0.24	0.49	(0.25)	--	(0.00)(f)	(0.25)	$ 10.39	4.94%	1.65%	2.19%	25.56%	$ 311	28%
2001(g)(h)	$ 10.39	0.19(i)	(0.10)	0.09	(0.20)	--	(0.39)	(0.59)	$ 9.89	0.94%	1.38%(d)	2.71%(d)	17.68%(d)	$ 448	91%
2002	$ 9.89	0.32(i)	(0.17)	0.15	(0.30)	--	--	(0.30)	$ 9.74	1.60%	1.00%	3.28%	1.75%	$ 2,788	19%
2003	$ 9.74	0.23	(0.23)	0.00(f)	(0.23)	--	(0.02)	(0.25)	$ 9.49	0.03%	1.00%	2.49%	1.11%	$ 4,120	11%
2004	$ 9.49	0.15(i)	0.43	0.58	(0.14)	--	(0.12)	(0.26)	$ 9.81	6.20%	1.00%	1.52%	0.65%	$ 5,602	14%
Managed Allocation Fund--Conservative Growth Class B Shares
2003	$ 9.74	0.15	(0.25)	(0.10)	(0.16)	--	(0.02)	(0.18)	$ 9.46	(1.02)%	2.00%	1.43%	1.11%	$ 2,000	11%
2004	$ 9.46	0.08(i)	0.44	0.52	(0.08)	--	(0.12)	(0.20)	$ 9.78	5.50%	1.67%	0.84%	0.61%	$ 3,622	14%
Managed Allocation Fund--Moderate Growth Class A Shares
1999 (j)	$ 10.00	0.04	0.56	0.60	(0.04)	--	--	(0.04)	$ 10.56	6.02%	1.76%(d)	1.17%(d)	36.79%(d)	$ 285	6%
2000 (e)	$ 10.56	0.18	0.54	0.72	(0.18)	--	(0.01)	(0.19)	$ 11.09	6.81%	1.64%	1.09%	7.85%	$ 1,214	32%
2001 (g)(h)	$ 11.09	0.14	(0.48)	(0.34)	(0.14)	--	(0.49)	(0.63)	$ 10.12	(3.18)%	1.39%(d)	1.70%(d)	3.73%(d)	$ 1,920	76%
2002	$ 10.12	0.15	(0.39)	(0.24)	(0.16)	--	(0.02)	(0.18)	$ 9.70	(2.39)%	1.00%	1.63%	0.67%	$ 8,166	2%
2003	$ 9.70	0.10	(0.87)	(0.77)	(0.10)	--	(0.03)	(0.13)	$ 8.80	(7.89)%	1.00%	1.14%	0.38%	$ 10,922	10%
2004	$ 8.80	0.07	1.10	1.17	(0.06)	--	(0.11)	(0.17)	$ 9.80	13.43%	0.88%	0.73%	0.31%	$ 24,436	15%
Managed Allocation Fund--Moderate Growth Class B Shares
2003	$ 9.70	0.03	(0.90)	(0.87)	(0.03)	--	(0.03)	(0.06)	$ 8.77	(8.91)%	2.00%	0.11%	0.38%	$ 5,445	10%
2004	$ 8.77	0.00(f)	1.10	1.10	(0.01)	--	(0.11)	(0.12)	$ 9.75	12.61%	1.67%	(0.08)%	0.11%	$ 15,799	15%
Managed Allocation Fund--Aggressive Growth Class A Shares
1999 (k)	$ 10.00	0.02	0.77	0.79	(0.02)	--	--	(0.02)	$ 10.77	7.87%	1.81%(d)	0.07%(d)	51.10%(d)	$ 218	0%
2000 (e)	$ 10.77	0.11	0.75	0.86	(0.11)	(0.03)	(0.00)(f)	(0.14)	$ 11.49	8.00%	1.64%	0.26%	9.53%	$ 1,352	28%
2001 (g)(h)	$ 11.49	0.07	(0.89)	(0.82)	(0.07)	--	(0.34)	(0.41)	$ 10.26	(7.35)%	1.40%(d)	0.76%(d)	3.43%(d)	$ 1,634	72%
2002	$ 10.26	0.02	(0.63)	(0.61)	(0.02)	--	(0.14)	(0.16)	$ 9.49	(5.92)%	1.00%	0.23%	1.22%	$ 4,872	4%
2003	$ 9.49	0.00(f)	(1.41)	(1.41)	--	--	(0.08)	(0.08)	$ 8.00	(14.78)%	1.00%	0.03%	1.16%	$ 5,421	11%
2004	$ 8.00	(0.01)(i)	1.70	1.69	--	--	(0.20)	(0.20)	$ 9.49	21.25%	1.00%	(0.11)%	0.52%	$ 12,124	5%
Managed Allocation Fund--Aggressive Growth Class B Shares
2003	$ 9.49	(0.04)	(1.44)	(1.48)	--	--	(0.08)	(0.08)	$ 7.93	(15.62)%	2.00%	(1.07)%	1.16%	$ 1,813	11%
2004	$ 7.93	(0.07)(i)	1.68	1.61	--	--	(0.20)	(0.20)	$ 9.34	20.41%	1.65%	(0.76)%	0.47%	$ 6,043	5%
Balanced Fund Class A Shares
2000	$ 14.59	0.28	2.88	3.16	(0.25)	--	(0.66)	(0.91)	$ 16.84	22.26%	1.01%	1.84%	0.39%	$ 43,098	54%
2001	$ 16.84	0.32	(1.48)	(1.16)	(0.33)	--	(0.95)	(1.28)	$ 14.40	(7.06)%	1.02%	2.08%	0.39%	$ 43,644	36%
2002	$ 14.40	0.24	(1.52)	(1.28)	(0.26)	--	--	(0.26)	$ 12.86	(8.97)%	1.01%	1.78%	0.40%	$ 39,276	50%
2003	$ 12.86	0.19	(1.32)	(1.13)	(0.18)	--	--	(0.18)	$ 11.55	(8.71)%	1.10%	1.61%	0.54%	$ 30,238	84%
2004	$ 11.55	0.12	1.49	1.61	(0.12)	--	--	(0.12)	$ 13.04	13.92%	1.12%	0.90%	0.34%	$ 30,493	66%
Balanced Fund Class B Shares
2000	$ 14.60	0.16	2.87	3.03	(0.15)	--	(0.66)	(0.81)	$ 16.82	21.32%	1.77%	1.10%	0.09%	$ 10,991	54%
2001	$ 16.82	0.20	(1.47)	(1.27)	(0.22)	--	(0.95)	(1.17)	$ 14.38	(7.78)%	1.77%	1.35%	0.09%	$ 14,827	36%
2002	$ 14.38	0.14	(1.52)	(1.38)	(0.16)	--	--	(0.16)	$ 12.84	(9.66)%	1.76%	1.03%	0.10%	$ 13,956	50%
2003	$ 12.84	0.10	(1.30)	(1.20)	(0.09)	--	--	(0.09)	$ 11.55	(9.31)%	1.80%	0.91%	0.42%	$ 11,203	84%
2004	$ 11.55	0.02	1.49	1.51	(0.02)	--	--	(0.02)	$ 13.04	13.06%	1.82%	0.20%	0.16%	$ 12,811	66%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Reflects operations for the period from February 3, 1999 (date of initial public investment) to June 30, 1999.

(d) Computed on an annualized basis.

(e) Reflects operations for the year ended June 30.

(f) Represents less than $0.01.

(g) Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30 to April 30.

(h) Effective January 8, 2001, the Funds changed their investment advisor from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.

(i) Based on average shares outstanding.

(j) Reflects operations for the period from February 4, 1999 (date of initial public investment) to June 30, 1999.

(k) Reflects operations for the period from February 18, 1999 (date of initial public investment) to June 30, 1999.

See Notes which are an integral part of the Financial Statements

(For a share outstanding throughout each period)
										Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income (Operating Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
Balanced Fund Institutional I Shares
2000	$ 14.64	0.28	2.90	3.18	(0.26)	(0.66)	(0.92)	$ 16.90	22.39%	0.90%	1.95%	0.10%	$ 348,332	54%
2001	$ 16.90	0.35	(1.48)	(1.13)	(0.35)	(0.95)	(1.30)	$ 14.47	(6.93)%	0.91%	2.18%	0.10%	$ 300,818	36%
2002	$ 14.47	0.26	(1.55)	(1.29)	(0.27)	--	(0.27)	$ 12.91	(8.98)%	0.91%	1.88%	0.10%	$ 248,726	50%
2003	$ 12.91	0.21	(1.32)	(1.11)	(0.22)	--	(0.22)	$ 11.58	(8.52)%	0.94%	1.80%	0.04%	$ 122,051	84%
2004	$ 11.58	0.13	1.50	1.63	(0.13)	--	(0.13)	$ 13.08	14.11%	0.96%	1.06%	0.13%	$ 118,815	66%
Social Balanced Fund Institutional I Shares
2002(c)	$ 10.00	0.33	(0.21)	0.12	(0.33)	--	(0.33)	$ 9.79	1.18%	0.83%(d)	3.53%(d)	0.56%(d)	$2,059	260%
2003	$ 9.79	0.34	0.65	0.99	(0.34)	(0.00)(e)	(0.34)	$ 10.44	10.25%	0.87%	3.28%	2.64%	$3,267	82%
2004	$ 10.44	0.23(f)	0.13	0.36	(0.19)	(0.26)	(0.45)	$ 10.35	3.50%	1.14%	2.14%	0.71%	$3,554	87%
Equity Income Fund Class A Shares
2000	$ 12.04	0.22	0.38	0.60	(0.22)	(0.43)	(0.65)	$ 11.99	5.29%	1.09%	1.72%	0.36%	$3,353	41%
2001	$ 11.99	0.19	0.42	0.61	(0.19)	(1.08)	(1.27)	$ 11.33	5.33%	1.10%	1.62%	0.36%	$4,193	21%
2002	$ 11.33	0.15	(0.99)	(0.84)	(0.15)	(0.05)	(0.20)	$ 10.29	(7.43)%	1.10%	1.41%	0.38%	$5,136	43%
2003	$ 10.29	0.17	(2.16)	(1.99)	(0.14)	--	(0.14)	$ 8.16	(19.38)%	1.18%	1.99%	0.81%	$4,388	28%
2004	$ 8.16	0.14	1.51	1.65	(0.12)	--	(0.12)	$ 9.69	20.25%	1.17%	1.41%	0.45%	$5,245	30%
Equity Income Fund Class B Shares
2004(g)	$ 8.71	0.04	0.95	0.99	(0.05)	--	(0.05)	$ 9.65	11.39%	1.97%(d)	0.30%(d)	0.01%(d)	$143	30%
Equity Income Fund Institutional I Shares
2000	$ 12.05	0.20	0.38	0.58	(0.20)	(0.43)	(0.63)	$ 12.00	5.40%	0.98%	1.83%	0.07%	$83,473	41%
2001	$ 12.00	0.20	0.42	0.62	(0.20)	(1.08)	(1.28)	$ 11.34	5.42%	0.99%	1.70%	0.07%	$78,666	21%
2002	$ 11.34	0.16	(0.99)	(0.83)	(0.16)	(0.05)	(0.21)	$ 10.30	(7.34)%	1.00%	1.52%	0.08%	$72,005	43%
2003	$ 10.30	0.18	(2.16)	(1.98)	(0.18)	--	(0.18)	$ 8.14	(19.21)%	1.02%	2.16%	0.09%	$61,427	28%
2004	$ 8.14	0.15	1.51	1.66	(0.14)	--	(0.14)	$ 9.66	20.49%	1.01%	1.58%	0.17%	$72,887	30%
Large Cap Value Fund Class A Shares
2000	$ 12.24	0.18	(0.94)	(0.76)	(0.18)	(0.16)	(0.34)	$ 11.14	(6.15)%	0.99%	1.53%	--	$30,721	88%
2001	$ 11.14	0.09(f)	1.24	1.33	(0.09)	(0.42)	(0.51)	$ 11.96	12.36%	1.15%	0.77%	--	$37,847	80%
2002	$ 11.96	0.06	(1.49)	(1.43)	(0.06)	(0.16)	(0.22)	$ 10.31	(11.99)%	1.13%	0.56%	--	$42,697	63%
2003	$ 10.31	0.07	(1.91)	(1.84)	(0.06)	--	(0.06)	$ 8.41	(17.80)%	1.12%	0.86%	--	$48,665	32%
2004	$ 8.41	0.08(f)	1.95	2.03	(0.08)	--	(0.08)	$ 10.36	24.22%	1.06%	0.83%	0.25%	$46,107	27%
Large Cap Value Fund Class B Shares
2000(h)	$ 11.18	0.05	0.12	0.17	(0.06)	(0.16)	(0.22)	$ 11.13	1.62%	1.99%(d)	0.17%(d)	--	$10	88%
2001	$ 11.13	(0.04)(f)	1.24	1.20	(0.01)	(0.42)	(0.43)	$ 11.90	11.11%	2.15%	(0.38)%	--	$229	80%
2002	$ 11.90	(0.01)	(1.52)	(1.53)	--	(0.16)	(0.16)	$ 10.21	(12.88)%	2.13%	(0.47) %	--	$617	63%
2003	$ 10.21	(0.02)	(1.87)	(1.89)	--	--	--	$ 8.32	(18.51)%	2.12%	(0.14)%	--	$451	32%
2004	$ 8.32	(0.01)(f)	1.93	1.92	--	--	--	$ 10.24	23.08%	1.98%	(0.07)%	0.00%(i)	$683	27%
Large Cap Value Fund Institutional I Shares
2004(j)	$ 9.26	0.06(f)	1.12	1.18	(0.07)	--	(0.07)	$ 10.37	12.71%	1.06%(d)	0.86%(d)	0.14%(d)	$43,139	27%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

(c) Reflects operations for the period from May 29, 2001 (date of initial public investment) to April 30, 2002.

(d) Computed on an annualized basis.

(e) Represent less than $0.01.

(f) Based on average shares outstanding.

(g) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

(h) Reflects operations for the period from December 10, 1999 (date of initial public investment) to April 30, 2000.

(i) Represents less than 0.01%.

(j) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

See Notes which are an integral part of the Financial Statements

(For a share outstanding throughout each period)
										Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income (Operating Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
Equity Index Fund Class A Shares
2000	$ 13.84	0.11	1.25	1.36	(0.11)	(0.30)	(0.41)	$ 14.79	9.95%	0.50%	0.78%	0.49%	$ 7,453	59%
2001	$ 14.79	0.09	(1.77)	(1.68)	(0.09)	(2.60)	(2.69)	$ 10.42	(12.51)%	0.50%	0.70%	0.46%	$ 9,260	44%
2002	$ 10.42	0.08	(1.42)	(1.34)	(0.08)	--	(0.08)	$ 9.00	(12.85)%	0.50%	0.87%	0.49%	$ 7,709	31%
2003	$ 9.00	0.10	(1.34)	(1.24)	(0.06)	--	(0.06)	$ 7.70	(13.70)%	0.58%	1.21%	0.86%	$ 4,646	87%
2004	$ 7.70	0.10	1.57	1.67	(0.10)	--	(0.10)	$ 9.27	21.71%	0.57%	1.14%	0.41%	$ 6,386	76%
Equity Index Fund Class B Shares
2004(c)	$ 8.33	0.05	0.92	0.97	(0.05)	--	(0.05)	$ 9.25	11.70%	1.29%(d)	0.31%(d)	0.19%(d)	$ 319	76%
Equity Index Fund Institutional I Shares
2000	$ 13.87	0.14	1.26	1.40	(0.14)	(0.30)	(0.44)	$ 14.83	10.25%	0.25%	1.03%	0.34%	$ 151,157	59%
2001	$ 14.83	0.12	(1.77)	(1.65)	(0.13)	(2.60)	(2.73)	$ 10.45	(12.34)%	0.25%	0.94%	0.31%	$ 100,495	44%
2002	$ 10.45	0.11	(1.42)	(1.31)	(0.11)	--	(0.11)	$ 9.03	(12.59)%	0.25%	1.12%	0.34%	$ 95,487	31%
2003	$ 9.03	0.12	(1.34)	(1.22)	(0.12)	--	(0.12)	$ 7.69	(13.50)%	0.25%	1.54%	0.34%	$ 94,947	87%
2004	$ 7.69	0.14	1.55	1.69	(0.12)	--	(0.12)	$ 9.26	22.06%	0.27%	1.45%	0.38%	$ 85,030	76%
Large Cap Stock Fund Class A Shares
2000	$ 15.22	0.14	1.40	1.54	(0.15)	(2.51)	(2.66)	$ 14.10	10.72%	1.32%	(0.01)%	0.43%	$ 7,516	25%
2001	$ 14.10	0.01	(0.87)	(0.86)	(0.01)	(1.95)	(1.96)	$ 11.28	(6.10)%	1.30%	0.06%	0.43%	$ 6,890	10%
2002	$ 11.28	0.02	(1.07)	(1.05)	(0.03)	(0.77)	(0.80)	$ 9.43	(9.53)%	1.31%	0.24%	0.44%	$ 5,935	22%
2003	$ 9.43	0.04	(1.84)	(1.80)	(0.02)	(0.14)	(0.16)	$ 7.47	(19.12)%	1.38%	0.58%	0.79%	$ 4,232	36%
2004	$ 7.47	0.01(e)	1.64	1.65	(0.01)	--	(0.01)	$ 9.11	22.16%	1.26%	0.07%	0.28%	$ 64,755	84%
Large Cap Stock Fund Class B Shares
2000	$ 15.16	(0.07)	1.36	1.29	--	(2.51)	(2.51)	$ 13.94	9.93%	2.07%	(0.77)%	0.13%	$ 583	25%
2001	$ 13.94	(0.02)	(0.92)	(0.94)	--	(1.95)	(1.95)	$ 11.05	(6.79)%	2.05%	(0.69)%	0.13%	$ 858	10%
2002	$ 11.05	(0.01)	(1.10)	(1.11)	--	(0.77)	(0.77)	$ 9.17	(10.26)%	2.06%	(0.53)%	0.14%	$ 1,141	22%
2003	$ 9.17	(0.01)	(1.79)	(1.80)	--	(0.14)	(0.14)	$ 7.23	(19.64)%	2.08%	(0.13)%	2.02%	$ 867	36%
2004	$ 7.23	(0.05)(e)	1.58	1.53	--	--	--	$ 8.76	21.16%	2.02%	(0.63)%	0.07%	$ 12,116	84%
Large Cap Stock Fund Institutional I Shares
2000	$ 15.22	0.26	1.40	1.66	(0.26)	(2.51)	(2.77)	$ 14.11	10.87%	1.20%	0.16%	0.14%	$ 428,675	25%
2001	$ 14.11	0.02	(0.86)	(0.84)	(0.02)	(1.95)	(1.97)	$ 11.30	(5.96)%	1.20%	0.17%	0.13%	$ 310,803	10%
2002	$ 11.30	0.04	(1.09)	(1.05)	(0.04)	(0.77)	(0.81)	$ 9.44	(9.52)%	1.21%	0.34%	0.14%	$ 245,727	22%
2003	$ 9.44	0.06	(1.86)	(1.80)	(0.05)	(0.14)	(0.19)	$ 7.45	(19.03)%	1.23%	0.73%	0.11%	$ 169,616	36%
2004	$ 7.45	0.03(e)	1.63	1.66	(0.04)	--	(0.04)	$ 9.07	22.35%	1.11%	0.39%	0.18%	$ 409,916	84%
Large Cap Growth Fund Class A Shares
2000(f)	$ 10.00	0.01	0.03	0.04	--	---	--	$ 10.04	0.40%	0.00%(d)(g)	1.23%(d)	4.50%(d)	$ 6,617	1%
2001	$ 10.04	(0.02)(e)	(1.47)	(1.49)	(0.01)	--	(0.01)	$ 8.54	(14.87)%	1.51%	(0.23)%	0.14%	$ 12,128	52%
2002	$ 8.54	0.00(e)	(0.63)	(0.63)	--	--	--	$ 7.91	(7.38)%	1.18%	0.04%	0.29%	$ 15,368	45%
2003	$ 7.91	0.00(e)	(1.23)	(1.23)	--	--	--	$ 6.68	(15.55)%	1.30%	0.04%	0.38%	$ 16,312	37%
2004	$ 6.68	0.00(e)(h)	0.92	0.92	--	--	--	$ 7.60	13.77%	1.27%	(0.05)%	0.48%	$ 11,211	68%
Large Cap Growth Fund Class B Shares
2000(i)	$ 10.31	0.00(h)	(0.27)	(0.27)	--	--	--	$ 10.04	(2.62)%	0.00%(d)(f)	0.99%(d)	5.50%(d)	$ 42	1%
2001	$ 10.04	(0.10)(e)	(1.47)	(1.57)	(0.01)	--	(0.01)	$ 8.46	2.51%	(15.66)%	(1.16)%	0.14%	$ 442	52%
2002	$ 8.46	(0.02)	(0.68)	(0.70)	--	--	--	$ 7.76	(8.27)%	2.15%	(0.91)%	0.24%	$ 1,162	45%
2003	$ 7.76	(0.05)	(1.22)	(1.27)	--	--	--	$ 6.49	(16.37)%	2.19%	(0.86)%	0.24%	$ 1,077	37%
2004	$ 6.49	(0.06)(e)	0.90	0.84	--	--	--	$ 7.33	12.94%	2.14%	(0.90)%	0.18%	$ 1,261	68%
Large Cap Growth Fund Institutional I Shares
2004(j)	$ 7.05	0.00(e)(h)	0.55	0.55	---	---	---	$ 7.60	7.80%	1.19%(d)	(0.02)%(d)	0.30%(d)	$ 35,205	68%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

(c) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

(d) Computed on an annualized basis.

(e) Based on average shares outstanding.

(f) Reflects operations for the period from March 19, 2000 (date of initial public investment) to April 30, 2000.

(g) Represents less than 0.01%.

(h) Represents less than $0.01.

(i) Reflects operations for the period from April 6, 2000 (date of initial public investment) to April 30, 2000.

(j) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

See Notes which are an integral part of the Financial Statements

(For a share outstanding throughout each period)
										Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income (Operating Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
Multi Cap Growth Fund Class A Shares
2000	$ 18.58	(0.05)	9.22	9.17	--	(1.86)	(1.86)	$ 25.89	51.12%	1.11%	(0.29)%	0.35%	$52,445	114%
2001	$ 25.89	0.03	(5.15)	(5.12)	--	(1.89)	(1.89)	$ 18.88	(20.37)%	1.11%	0.11%	0.35%	$44,988	90%
2002	$ 18.88	(0.04)	(4.99)	(5.03)	--	--	--	$ 13.85	(26.64)%	1.10%	(0.24)%	0.35%	$33,621	202%
2003	$ 13.85	(0.03)	(2.42)	(2.45)	--	--	--	$ 11.40	(17.69)%	1.19%	(0.20)%	0.82%	$22,820	194%
2004	$ 11.40	(0.08)(c)	2.50	2.42	--	--	--	$ 13.82	21.23%	1.20%	(0.56)%	0.30%	$24,196	186%
Multi Cap Growth Fund Class B Shares
2000	$ 18.61	(0.13)	9.12	8.99	--	(1.86)	(1.86)	$ 25.74	50.03%	1.86%	(1.04)%	0.05%	$14,129	114%
2001	$ 25.74	(0.08)	(5.16)	(5.24)	--	(1.89)	(1.89)	$ 18.61	(20.98)%	1.86%	(0.66)%	0.05%	$16,231	90%
2002	$ 18.61	(0.15)	(4.91)	(5.06)	--	--	--	$ 13.55	(27.19)%	1.85%	(0.99)%	0.05%	$12,196	202%
2003	$ 13.55	(0.14)	(2.33)	(2.47)	--	--	--	$ 11.08	(18.23)%	1.89%	(0.90)%	0.80%	$8,870	194%
2004	$ 11.08	(0.17)(c)	2.43	2.26	--	--	--	$ 13.34	20.40%	1.92%	(1.27)%	0.07%	$10,150	186%
Multi Cap Growth Fund Institutional I Shares
2000	$ 18.71	(0.03)	9.31	9.28	--	(1.86)	(1.86)	$ 26.13	51.36%	1.00%	(0.18)%	0.06%	$ 193,827	114%
2001	$ 26.13	0.04	(5.19)	(5.15)	(0.02)	(1.89)	(1.91)	$ 19.07	(20.32)%	1.00%	0.20%	0.06%	$ 175,559	90%
2002	$ 19.07	(0.02)	(5.05)	(5.07)	--	--	--	$ 14.00	(26.59)%	1.00%	(0.14)%	0.05%	$ 138,331	202%
2003	$ 14.00	--	(2.45)	(2.45)	--	--	--	$ 11.55	(17.50)%	1.03%	(0.03)%	0.04%	$ 103,441	194%
2004	$ 11.55	(0.05)(c)	2.53	2.48	--	--	--	$ 14.03	21.47%	1.04%	(0.38)%	0.13%	$80,462	186%
Mid Cap Stock Fund Class A Shares
2000	$ 13.45	(0.01)	2.54	2.53	(0.02)	(0.45)	(0.47)	$ 15.51	19.88%	1.54%	(0.13)%	--	$ 110,651	163%
2001	$ 15.51	(0.03)(c)	1.00	0.97	--	(1.97)	(1.97)	$ 14.51	6.51%	1.39%	(0.17)%	--	$ 119,409	112%
2002	$ 14.51	0.00(d)	(0.12)	(0.12)	--	--	--	$ 14.39	(0.83)%	1.39%	(0.26)%	0.06%	$ 119,407	91%
2003	$ 14.39	(0.00)(d)	(2.48)	(2.48)	--	--	--	$ 11.91	(17.23)%	1.26%	(0.01)%	0.20%	$ 102,263	80%
2004	$ 11.91	(0.05)	3.15	3.10	--	--	--	$ 15.01	26.03%	1.22%	(0.25)%	0.32%	$68,327	99%
Mid Cap Stock Fund Class B Shares
2000(e)	$ 14.28	(0.03)	1.25	1.22	--	--	--	$ 15.50	8.54%	2.45%(f)	(1.82)%(f)	--	$53	163%
2001	$ 15.50	(0.15)(c)	1.00	0.85	--	(1.97)	(1.97)	$ 14.38	5.69%	2.14%	(1.06)%	--	$1,364	112%
2002	$ 14.38	(0.07)	(0.17)	(0.24)	--	--	--	$ 14.14	(1.67)%	2.20%	(1.09)%	--	$2,051	91%
2003	$ 14.14	(0.11)	(2.44)	(2.55)	--	--	--	$ 11.59	(18.03)%	2.21%	(0.96)%	--	$1,713	80%
2004	$ 11.59	(0.14)	3.03	2.89	--	--	--	$ 14.48	24.94%	2.12%	(1.16)%	0.00%(g)	$2,333	99%
Mid Cap Stock Fund Institutional I Shares
2004(h)	$ 13.14	(0.02)	1.90	1.88	--	--	--	$ 15.02	14.31%	1.21%(d)	(0.28)%(d)	0.14%(d)	$70,539	99%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

(c) Based on average shares outstanding.

(d) Represents less than $0.01.

(e) Reflects operations for the period from March 16, 2000 (date of initial public investment) to April 30, 2000.

(f) Computed on an annualized basis.

(g) Represents less than 0.01%.

(h) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

See Notes which are an integral part of the Financial Statements

(For a share outstanding throughout each period)
											Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income (Operating Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
Mid Cap Growth Fund Class A Shares
2000(c)	$ 15.22	(0.02)	4.74	4.72	--	--	(2.04)	(2.04)	$ 17.90	34.04%	1.23%(d)	(0.31)%(d)	0.36%(d)	$1,161	56%
2001	$ 17.90	(0.01)	(1.13)	(1.14)	--	--	(3.60)	(3.60)	$ 13.16	(6.62)%	1.21%	(0.27)%	0.36%	$4,489	96%
2002	$ 13.16	(0.03)	(0.55)	(0.58)	--	--	--	--	$ 12.58	(4.41)%	1.21%	(0.25)%	0.37%	$5,965	106%
2003	$ 12.58	(0.01)	(2.42)	(2.43)	--	--	--	--	$ 10.15	(19.32)%	1.29%	(0.12)%	0.82%	$4,841	238%
2004	$ 10.15	(0.07)	3.41	3.34	--	--	--	--	$ 13.49	32.91%	1.25%	(0.56)%	0.49%	$6,635	99%
Mid Cap Growth Fund Class B Shares
2004(e)	$ 11.81	(0.06)	1.75	1.69	--	--	--	--	$ 13.50	14.31%	2.08%(d)	(1.70)%(d)	0.05%(d)	$125	99%
Mid Cap Growth Fund Institutional I Shares
2000	$ 14.70	(0.04)	5.30	5.26	--	--	(2.04)	(2.04)	$ 17.92	38.90%	1.11%	(0.26)%	0.07%	$92,253	56%
2001	$ 17.92	(0.02)	(1.11)	(1.13)	--	--	(3.60)	(3.60)	$ 13.19	(6.55)%	1.10%	(0.20)%	0.07%	$95,317	96%
2002	$ 13.19	(0.02)	(0.54)	(0.56)	--	--	--	--	$ 12.63	(4.25)%	1.11%	(0.13)%	0.07%	$90,179	106%
2003	$ 12.63	--	(2.43)	(2.43)	(0.01)	--	--	(0.01)	$ 10.19	(19.25)%	1.13%	0.05%	0.08%	$65,417	238%
2004	$ 10.19	(0.05)	3.43	3.38	--	--	--	--	$ 13.57	33.17%	1.09%	(0.39)%	0.22%	$79,815	99%
Small Cap Stock Fund Class A Shares
1999(g)	$ 11.41	(0.01)	1.00	0.99	--	(0.01)	(0.37)	(0.38)	$ 12.02	9.24%	1.04%	(0.05)%	1.47%	$ 139,512	18%
2000(g)	$ 12.02	(0.03)	1.60	1.57	--	--	(1.71)	(1.71)	$ 11.88	16.31%	1.06%	(0.25)%	1.40%	$ 148,926	43%
2001(h)(i)	$ 11.88	(0.08)(j)	(0.64)	(0.72)	--	--	(1.14)	(1.14)	$ 10.02	(6.57)%	1.30%(d)	(0.83)%(d)	0.17%(d)	$ 113,499	21%
2002	$ 10.02	0.00(f)	0.77	0.77	--	--	(0.34)	(0.34)	$ 10.45	8.03%	1.23%	(0.57)%	0.07%	$ 115,011	136%
2003	$ 10.45	0.00(f)(j)	(1.63)	(1.63)	--	--	(1.93)	(1.93)	$ 6.89	(14.66)%	1.27%	(0.06)%	0.10%	$ 106,415	68%
2004	$ 6.89	(0.03)(j)	3.24	3.21	--	--	(0.80)	(0.80)	$ 9.30	47.22%	1.25%	(0.30) %	0.17%	$11,217	55%
Small Cap Stock Fund Class B Shares
2001(k)	$ 9.75	(0.05)(j)	0.31	0.26	--	--	--	--	$ 10.01	2.67%	0.89%(d)	(0.72)%(d)	--	$35	21%
2002	$ 10.01	(0.06)	0.75	0.69	--	--	(0.34)	(0.34)	$ 10.36	7.22%	2.05%	(1.35)%	--	$387	136%
2003	$ 10.36	(0.05)(j)	(1.64)	(1.69)	--	--	(1.93)	(1.93)	$ 6.74	(15.46)%	2.12%	(0.89)%	--	$506	68%
2004	$ 6.74	(0.10)(j)	3.16	3.06	--	--	(0.80)	(0.80)	$ 9.00	45.99%	2.05%	(1.10) %	0.00(m)	$1,119	55%
Small Cap Stock Fund Institutional I Shares
2004(l)	$ 8.41	(0.02)(j)	1.69	1.67	--	--	(0.80)	(0.80)	$ 9.28	20.36%	1.30%(d)	(0.35)%(d)	0.00%(d)(m)	$ 136,862	55%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

(c) Reflects operations for the period from September 1, 1999 (date of initial public investment) to April 30, 2000.

(d) Computed on an annualized basis.

(e) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

(f) Represents less than $0.01.

(g) Reflects operations for the year ended June 30.

(h) Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30 to April 30.

(i) Effective January 8, 2001, the Funds changed their investment advisor from Martindale Andres & Company LLC to Manufactures and Traders Trust Company.

(j) Based on average shares outstanding.

(k) Reflects operations for the period from January 10, 2001 (date of initial public investment) to April 30, 2001.

(l) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(m) Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

(For a share outstanding throughout each period)
											Ratios to Average Net Assets
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency Transactions	Return of Capital	Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income (Operating Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
Small Cap Growth Fund Class A Shares
2000	$ 12.59	(0.05)	15.25	15.20	--	(4.72)	--	(4.72)	$ 23.07	126.13%	1.30%	(0.49)%	0.31%	$11,292	753%
2001	$ 23.07	(0.02)	(2.01)	(2.03)	--	(4.03)	(0.02)	(4.05)	$ 16.99	(10.09)%	1.25%	(0.11)%	0.31%	$65,062	360%
2002	$ 16.99	(0.05)	0.82	0.77	--	--	--	--	$ 17.76	4.53%	1.27%	(0.38)%	0.31%	$74,576	267%
2003	$ 17.76	(0.08)	(5.69)	(5.77)	--	--	--	--	$ 11.99	(32.49)%	1.33%	(0.67)%	1.05%	$52,397	246%
2004	$ 11.99	(0.17)(j)	5.71	5.54	--	--	--	--	$ 17.53	46.21%	1.36%	(0.99)%	0.42%	$72,164	256%
Small Cap Growth Fund Class B Shares
2001(c)	$ 16.80	(0.01)	0.18	0.17	--	--	--	--	$ 16.97	1.01%	2.07%(d)	(0.61)%(d)	0.01%(d)	$125	360%
2002	$ 16.97	(0.14)	0.77	0.63	--	--	--	--	$ 17.60	3.71%	2.01%	(1.20)%	0.02%	$829	267%
2003	$ 17.60	(0.19)	(5.62)	(5.81)	--	--	--	--	$ 11.79	(33.01)%	2.08%	(1.44)%	1.39%	$1,611	246%
2004	$ 11.79	(0.29)(j)	5.61	5.32	--	--	--	--	$ 17.11	45.12%	2.09%	(1.73)%	0.24%	$2,853	256%
Small Cap Growth Fund Class C Shares
2003(e)	$ 12.27	(0.03)	(0.43)	(0.46)	--	--	--	--	$ 11.81	(3.75)%	2.09%(d)	(1.42)%(d)	9.19%(d)	$147	246%
2004	$ 11.81	(0.30)(j)	5.64	5.34	--	--	--	--	$ 17.15	45.22%	2.12%	(1.76)%	0.43%	$677	256%
Small Cap Growth Fund Institutional I Shares
2000	$ 12.65	(0.08)	15.39	15.31	--	(4.72)	--	(4.72)	$ 23.24	126.42%	1.19%	(0.49)%	0.02%	$81,375	753%
2001	$ 23.24	(0.01)	(2.03)	(2.04)	--	(4.03)	(0.02)	(4.05)	$ 17.15	(10.05)%	1.15%	(0.14)%	0.02%	$85,286	360%
2002	$ 17.15	(0.04)	0.83	0.79	(0.01)	--	--	(0.01)	$ 17.93	4.58%	1.17%	(0.27)%	0.01%	$82,922	267%
2003	$ 17.93	(0.07)	(5.73)	(5.80)	--	--	--	--	$ 12.13	(32.35)%	1.17%	(0.51)%	0.02%	$56,766	246%
2004	$ 12.13	(0.15)(j)	5.78	5.63	--	--	--	--	$ 17.76	46.41%	1.20%	(0.84)%	0.11%	$ 108,274	256%
International Equity Fund Class A Shares
1999(f)	$ 10.00	0.11	0.48	0.59	--	--	--	--	$ 10.59	5.90%	0.98%(d)	2.80%(d)	1.86%(d)	$39,506	17%
2000(g)	$ 10.59	0.08	1.28	1.36	(0.14)	(0.14)	--	(0.28)	$ 11.67	12.87%	0.97%	0.72%	1.85%	$44,697	56%
2001(h)(i)	$ 11.67	0.01(j)	(1.31)	(1.30)	--	(0.71)	--	(0.71)	$ 9.66	(11.41)%	1.46%(d)	0.07%(d)	0.42%(d)	$34,916	73%
2002	$ 9.66	0.16	(0.71)	(0.55)	(0.16)	--	--	(0.16)	$ 8.95	(5.60)%	1.64%	0.61%	0.15%	$45,754	61%
2003	$ 8.95	0.09(j)	(1.42)	(1.33)	(0.11)	--	--	(0.11)	$ 7.51	(14.84)%	1.57%	1.12%	0.25%	$62,059	42%
2004	$ 7.51	0.07(j)	2.25	2.32	(0.08)	--	--	(0.08)	$ 9.75	30.94%	1.60%	0.81%	0.23%	$19,124	53%
International Equity Fund Class B Shares
2001(k)	$ 10.25	(0.05)(j)	(0.55)	(0.60)	--	--	--	--	$ 9.65	(5.85)%	4.04%(d)	(0.50)%(d)	0.00%(d)(l)	$5	73%
2002	$ 9.65	0.20	(0.83)	(0.63)	(0.13)	--	--	(0.13)	$ 8.89	(6.42)%	2.44%	0.04%	0.10%	$57	61%
2003	$ 8.89	0.00(j)(m)	(1.38)	(1.38)	(0.05)	--	--	(0.05)	$ 7.46	(15.56)%	2.47%	0.06%	0.10%	$55	42%
2004	$ 7.46	0.00(j)(m)	2.22	2.22	(0.08)	--	--	(0.08)	$ 9.60	29.80%	2.47%	0.03%	0.02%	$223	53%
International Equity Fund Institutional I Shares
2004(n)	$ 8.30	0.05(j)	1.48	1.53	(0.13)	--	--	(0.13)	$ 9.70	18.42%	1.68%(d)	0.70%(d)	0.06%(d)	$99,527	53%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

(c) Reflects operations for the period from February 20, 2001 (date of initial public investment) to April 30, 2001.

(d) Computed on an annualized basis.

(e) Reflects operations for the period from October 1, 2002 (date of initial public investment) to April 30, 2003.

(f) Reflects operations for the period from February 9, 1999 (date of initial public investment) to June 30, 1999.

(g) Reflects operations for the year ended June 30.

(h) Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30 to April 30.

(i) Effective January 8, 2001, the Funds changed their investment advisor from Martindale Andres & Company LLC to Manufactures and Traders Trust Company.

(j) Based on average shares outstanding.

(k) Reflects operations for the period from January 10, 2001 (date of initial public investment) to April 30, 2001.

(l) Represents less than 0.01%.

(m) Represents less than $0.01.

(n) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

See Notes which are an integral part of the Financial Statements

MTB Group of Funds

(Formerly VISION Group of Funds)

April 30, 2004

1. ORGANIZATION

MTB Group of Funds (formerly VISION Group of Funds) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 34 portfolios (individually referred to as the "Fund" or collectively as the "Funds"), 3 of which are only made available to variable annuity contracts and are presented in separate reports. As set forth below, certain of the Funds (each, a "Successor MTB Fund") are successors to a corresponding portfolio of the ARK Funds pursuant to a reorganization which took place on August 15, 2003 or August 22, 20031. Prior to the date of the reorganization, each successor MTB Fund had no investment operations. Accordingly, the information in these financial statements is historical information for the corresponding ARK Fund.

MTB Fund

Investment Objectives

Former Portfolio (sometimes referred to as "Accounting Survivor")

MTB U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund'')(d)	To seek current income with liquidity and stability of principal.	N/A
MTB U.S. Government Money Market Fund ("U.S. Government Money Market Fund'')(d)[1]	To seek maximum current income and provide liquidity and security of principal.	ARK U.S. Government Money Market Portfolio
MTB Tax-Free Money Market Fund ("Tax-Free Money Market Fund")(n)[1]	Maximizing current income exempt from federal income tax and providing liquidity and stability of principal.	ARK Tax-Free Money Market Portfolio
MTB Money Market Fund ("Money Market Fund")(d)	To seek current income with liquidity and stability of principal.	N/A
MTB Prime Money Market Fund ("Prime Money Market Fund")(d)	To seek current income with liquidity and stability of principal	N/A
MTB New York Tax-Free Money Market Fund ("New York Tax-Free Money Market Fund")(n)	To seek a high level of current interest income that is exempt from federal regular income tax as is consistent with liquidity and relative stability of principal.	N/A
MTB Pennsylvania Tax-Free Money Market Fund ("Pennsylvania Tax-Free Money Market Fund")(n)[1]	Maximizing current income exempt from federal and Pennsylvania personal income taxes and providing liquidity and stability of principal.	ARK Pennsylvania Tax-Free Money Market Portfolio
MTB Short Duration Government Bond Fund ("Short Duration Government Bond Fund")(d)	To seek current income with the preservation of capital as a secondary objective.	N/A
MTB Short-Term Corporate Bond Fund ("Short-Term Corporate Bond Fund")(d)[1]	Current income.	ARK Short-Term Bond Portfolio
MTB U.S. Government Bond Fund ("U.S. Government Bond Fund")(d)	To provide current income. Capital appreciation is a secondary, non-fundamental investment consideration.	N/A
MTB New York Municipal Bond Fund ("New York Municipal Bond Fund")(n)

To provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of New York and New York municipalities and is consistent with the preservation of capital.

N/A
MTB Pennsylvania Municipal Bond Fund ("Pennsylvania Municipal Bond Fund")(n)[1]	Current income exempt from federal regular income tax and Pennsylvania personal income taxes.	ARK Pennsylvania Tax-Free Portfolio
MTB Maryland Municipal Bond Fund ("Maryland Municipal Bond Fund")(n)[1]	Current income exempt from federal regular income tax and Maryland state and local income taxes.	ARK Maryland Tax-Free Portfolio
MTB Intermediate-Term Bond Fund ("Intermediate-Term Bond Fund")(d)[1]	Current income.	ARK Intermediate Fixed Income Portfolio
MTB Income Fund ("Income Fund")(d)[1]	Primarily current income and secondarily capital growth.	ARK Income Portfolio
MTB Managed Allocation Fund -- Conservative Growth ("Conservative Growth Fund")(d)*	To seek capital appreciation and income.	N/A
MTB Managed Allocation Fund -- Moderate Growth ("Moderate Growth Fund")(d)*	To seek capital growth and secondarily income.	N/A
MTB Managed Allocation Fund -- Aggressive Growth ("Aggressive Growth Fund")(d)*	To seek capital appreciation.	N/A
MTB Balanced Fund ("Balanced Fund")(d)[1]	To provide total return.	ARK Balanced Portfolio
MTB Social Balanced Fund ("Social Balanced Fund")(d)[1]	To provide total return.	ARK Social Issues Intermediate Fixed Income Portfolio
MTB Equity Income Fund ("Equity Income Fund")(d)[1]	Current income and growth of capital.	ARK Equity Income Portfolio

MTB Large Cap Value Fund ("Large Cap Value Fund")(d)	To provide income. Capital appreciation is a secondary, non-fundamental investment consideration.	N/A
MTB Equity Index Fund ("Equity Index Fund")(d)[1]	Investment results that correspond to the performance of the Standard & Poor's 500 Index.	ARK Equity Index Portfolio
MTB Large Cap Stock Fund ("Large Cap Stock Fund")(d)[1]	Growth of principal.	ARK Value Equity Portfolio
MTB Large Cap Growth Fund ("Large Cap Growth Fund")(d)	To provide capital appreciation.	N/A
MTB Multi Cap Growth Fund ("Multi Cap Growth Fund")(d)[1]	Long-term capital appreciation.	ARK Capital Growth Portfolio
MTB Mid Cap Stock Fund ("Mid Cap Stock Fund")(d)	To provide total return.	N/A
MTB Mid Cap Growth Fund ("Mid Cap Growth Fund")(d)[1]	Long-term capital appreciation.	ARK Mid-Cap Equity Portfolio
MTB Small Cap Stock Fund ("Small Cap Stock Fund")(d)	To seek growth of capital.	N/A
MTB Small Cap Growth Fund ("Small Cap Growth Fund")(d)[1]	Long-term capital appreciation.	ARK Small-Cap Equity Portfolio
MTB International Equity Fund ("International Equity Fund")(d)	To seek long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.	N/A

(d) Diversified

(n) Non-diversified

* The Fund invests solely in the shares of other funds within the MTB Group of Funds.

International Equity Fund is the successor to Governor International Equity Fund; Small Cap Stock Fund is the successor to Governor Aggressive Growth Fund; Aggressive Growth Fund is the successor to Governor Lifestyle Growth Fund; Moderate Growth Fund is the successor to Governor Lifestyle Moderate Growth Fund; and Conservative Growth Fund is the successor to Governor Lifestyle Conservative Growth Fund pursuant to a reorganization that took place on January 8, 2001. Prior to that date, each MTB fund had no investment operations. Accordingly, the information in these financial statements for periods prior to January 8, 2001 is historical information for the corresponding Governor Fund.

The Trust offers 7 classes of shares: Class A Shares, Class B Shares, Class C Shares, Class S Shares, Institutional Shares, Institutional I Shares and Institutional II Shares.

Effective August 18, 2003, Class A Shares and Class B Shares were added to Short Duration Government Bond Fund.

Effective August 25, 2003, Class A Shares and Class B Shares were added to Short-Term Corporate Bond Fund.

Effective August 18, 2003, Class B Shares were added to Money Market Fund, U.S. Government Bond Fund and New York Municipal Bond Fund.

Effective August 18, 2003, Institutional I Shares were added to U.S. Treasury Money Market Fund, Money Market Fund, New York Tax-Free Money Market Fund, U.S. Government Bond Fund, New York Municipal Bond Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Stock Fund, Small Cap Stock Fund and International Equity Fund.

Effective August 18, 2003, Institutional II Shares were added to U.S. Treasury Money Market Fund and Money Market Fund.

Effective August 25, 2003, Class B Shares were added to Equity Income Fund and Equity Index Fund.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

On August 15, 2003, U.S. Treasury Money Market Fund received a tax-free transfer of assets from ARK U.S. Treasury Money Market Portfolio and ARK U.S. Treasury Cash Management Portfolio as follows:

	Shares of U.S. Treasury Money Market Fund Issued	ARK U.S. Treasury Money Market Portfolio Net Assets Received	ARK U.S. Treasury Cash Management Portfolio Net Assets Received	Net Assets of U.S. Treasury Money Market Fund Prior to Combination	Net Assets of ARK U.S. Treasury Money Market Portfolio Immediately Prior to Combination	Net Assets of ARK U.S. Treasury Cash Management Portfolio Immediately Prior to Combination	Net Assets of U.S. Treasury Money Market Fund Immediately After Combination

Class A	20,782,532	$ 20,781,060	$ --	$699,126,393	$ 20,781,060	$ --	$ 719,907,453
Class S	--	--	--	21,127,525	--	--	21,127,525
Institutional I	268,437,355	268,495,651	--	--	268,495,651	--	268,495,651
Institutional II	163,442,047	125,680,842	37,662,151	--	125,680,842	37,662,151	163,342,993

TOTAL	452,661,934	$414,957,553	$37,662,151	$720,253,918	$414,957,553	$37,662,151	$1,172,873,622

On August 15, 2003, U.S. Government Money Market Fund received a tax-free transfer of assets from ARK U.S. Government Cash Management Portfolio, as follows:

	Shares of U.S. Government Money Market Fund Issued	ARK U.S. Government Cash Management Portfolio Net Assets Received	Net Assets of U.S. Government Money Market Fund Prior to Combination	Net Assets of ARK U.S. Government Cash Management Portfolio Immediately Prior to Combination	Net Assets of U.S. Government Money Market Fund Immediately After Combination

Class A	--	$ --	$ 54,220,551	$ --	$ 54,220,551
Institutional I	--	--	1,385,057,487	--	1,385,057,487
Institutional II	856,436,112	856,436,291	267,979,202	856,436,291	1,124,415,493

TOTAL	856,436,112	$856,436,291	$1,707,257,240	$856,436,291	$2,563,693,531

On August 15, 2003, Tax-Free Money Market Fund received a tax-free transfer of assets from ARK Tax-Free Cash Management Portfolio, as follows:

	Shares of Tax-Free Money Market Fund Issued	ARK Tax-Free Cash Management Portfolio Net Assets Received	Net Assets of Tax-Free Money Market Fund Prior to Combination	Net Assets of ARK Tax-Free Cash Management Portfolio Immediately Prior to Combination	Net Assets of Tax-Free Money Market Fund Immediately After Combination

Class A	--	$ --	$ 42,977,757	$ --	$ 42,977,757
Institutional I	--	--	83,228,289	--	83,228,289
Institutional II	11,848,522	11,848,522	50,344,326	11,848,522	62,192,848

TOTAL	11,848,522	$11,848,522	$176,550,372	$11,848,522	$188,398,894

On August 15, 2003, Money Market Fund received a tax-free transfer of assets from ARK Money Market Portfolio and ARK Prime Cash Management Portfolio, as follows:

	Shares of Money Market Fund Issued	ARK Money Market Portfolio Net Assets Received	ARK Prime Cash Management Portfolio Net Assets Received	Net Assets of Money Market Fund Prior to Combination	Net Assets of ARK Money Market Portfolio Immediately Prior to Combination	Net Assets of ARK Prime Cash Management Portfolio Immediately Prior to Combination	Net Assets of Money Market Fund Immediately After Combination

Class A	195,034,557	$194,976,333	$ --	$1,167,124,417	$ 194,976,333	$ --	$1,362,100,750
Class B	228,433	228,423	--	--	228,423	--	228,423
Class S	--	--	--	72,826,342	--	--	72,826,342
Institutional	--	--	--	2,732,238	--	--	2,732,238
Institutional I	583,060,695	568,196,080	14,900,587	--	568,196,080	14,900,587	583,096,667
Institutional II	312,537,018	265,538,548	46,993,218	--	265,538,548	46,993,218	312,531,766

TOTAL	1,090,860,703	$1,028,939,384	$61,893,805	$1,242,682,997	$1,028,939,384	$61,893,805	$2,333,516,186

On August 15, 2003, Short Duration Government Bond Fund received a tax-free transfer of assets from ARK Short-Term Treasury Portfolio, as follows:

	Shares of Short Duration Government Bond Fund Issued	ARK Short-Term Treasury Portfolio Net Assets Received	ARK Short-Term Treasury Portfolio Unrealized Appreciation[1]	Net Assets of Short Duration Government Bond Fund Prior to Combination	Net Assets of ARK Short-Term Treasury Portfolio Immediately Prior to Combination	Net Assets of Short Duration Government Bond Fund Immediately After Combination

Class A	1,111,828	$10,802,906	$ 73,078	$109,674,976	$10,802,906	$120,477,882
Institutional I	5,138,992	49,928,504	481,137	--	49,928,504	49,928,504

TOTAL	6,250,820	$60,731,410	$554,215	$109,674,976	$60,731,410	$170,406,386

1 Unrealized Appreciation is included in the ARK Short-Term Treasury Portfolio Net Assets Received amount shown above.

On August 15, 2003, U.S. Government Bond Fund received a tax-free transfer of assets from ARK U.S. Government Bond Portfolio, as follows:

	Shares of U.S. Government Bond Fund Issued	ARK U.S. Government Bond Portfolio Net Assets Received	ARK U.S. Government Bond Portfolio Unrealized Appreciation[2]	Net Assets of U.S. Government Bond Fund Prior to Combination	Net Assets of ARK U.S. Government Bond Portfolio Immediately Prior to Combination	Net Assets of U.S. Government Bond Fund Immediately After Combination

Class A	547,254	$ 5,232,477	$ 34,186	$149,017,166	$ 5,232,477	$154,249,643
Institutional I	9,325,690	89,162,013	1,544,618	--	89,162,013	89,162,013

TOTAL	9,872,944	$94,394,490	$1,578,804	$149,017,166	$94,394,490	$243,411,656

2 Unrealized Appreciation is included in the ARK U.S. Government Bond Portfolio Net Assets Received amount shown above.

On August 15, 2003, Pennsylvania Municipal Bond Fund received a tax-free transfer of assets from VISION Pennsylvania Municipal Income Fund, as follows:

	Shares of Pennsylvania Municipal Bond Fund Issued	VISION Pennsylvania Municipal Income Fund Net Assets Received	VISION Pennsylvania Municipal Income Fund Unrealized Appreciation[3]	Net Assets of Pennsylvania Municipal Bond Fund Prior to Combination	Net Assets of VISION Pennsylvania Municipal Income Fund Immediately Prior to Combination	Net Assets of Pennsylvania Municipal Bond Fund Immediately After Combination

Class A	8,377,693	$85,690,214	$4,056,564	$ 2,730,235	$85,690,214	$ 88,420,449
Class B	--	--	--	453,243	--	453,243
Institutional I	--	--	--	152,329,021	--	152,329,021

TOTAL	8,377,693	$85,690,214	$4,056,564	$155,512,499	$85,690,214	$241,202,713

3 Unrealized Appreciation is included in the VISION Pennsylvania Municipal Income Fund Net Assets Received amount shown above.

On August 15, 2003, Intermediate-Term Bond Fund received a tax-free transfer of assets from VISION Intermediate-Term Bond Fund, as follows:

	Shares of Intermediate- Term Bond Fund Issued	VISION Intermediate- Term Bond Fund Net Assets Received	VISION Intermediate- Term Bond Fund Unrealized Appreciation[4]	Net Assets of Intermediate- Term Bond Fund Prior to Combination	Net Assets of VISION Intermediate- Term Bond Fund Immediately Prior to Combination	Net Assets of Intermediate- Term Bond Fund Immediately After Combination

Class A	12,872,342	$132,243,372	$72,439	$ --	$132,243,372	$132,243,372
Institutional I	--	--	--	124,051,342	--	124,051,342

TOTAL	12,872,342	$132,243,372	$72,439	$124,051,342	$132,243,372	$256,294,714

4 Unrealized Appreciation is included in the VISION Intermediate-Term Bond Fund Net Assets Received amount shown above.

On August 15, 2003, Social Balanced Fund received a tax-free transfer of assets from ARK Social Issues Small Cap Equity Portfolio, ARK Social Issues Blue Chip Equity Portfolio and ARK Social Issues Capital Growth Portfolio, as follows:

	Institutional I Shares of Social Balanced Fund Issued	ARK Funds' Net Assets Received	Unrealized Appreciation[5]	Net Assets of Social Balanced Fund Prior to Combination	Net Assets of ARK Funds Immediately Prior to Combination	Net Assets of Social Balanced Fund After Combination

ARK Social Issues Small Cap Equity Portfolio	75,913	$ 777,071	$ 91,150	$ --	$ 777,071	$ --
ARK Social Issues Blue Chip Equity Portfolio	77,524	793,521	17,834	--	793,521	--
ARK Social Issues Capital Growth Portfolio	17,452	178,629	18,678	--	178,629	--

TOTAL	170,889	$1,749,221	$127,662	$2,455,667	$1,749,221	$4,204,888

5 Unrealized Appreciation is included in the ARK Social Issues Small Cap Equity Portfolio, ARK Social Issues Blue Chip Equity Portfolio and ARK Social Issues Capital Growth Portfolio Net Assets Received amounts shown above.

On August 15, 2003, Large Cap Stock Fund received a tax-free transfer of assets from ARK Blue Chip Equity Portfolio and VISION Large Cap Core Fund, as follows:

	Shares of Large Cap Stock Fund Issued	ARK Blue Chip Equity Portfolio Net Assets Received	VISION Large Cap Core Fund Net Assets Received	ARK Blue Chip Equity Portfolio Unrealized Appreciation (Depreciation)[6]	VISION Large Cap Core Fund Unrealized Appreciation (Depreciation)[6]

Class A	15,676,758	$ 38,368,359	$89,657,991	$ 6,061,652	$10,849,323
Class B	1,295,692	9,698,998	531,717	(2,647,389)	(42,387)
Institutional I	18,885,722	153,618,560	--	(4,868,533)	--

TOTAL	35,858,172	$201,685,917	$90,189,708	$(1,454,270)	$10,806,936

	Net Assets of Large Cap Stock Fund Prior to Combination	Net Assets of ARK Blue Chip Equity Portfolio Immediately Prior to Combination	Net Assets of VISION Large Cap Core Fund Immediately Prior to Combination	Net Assets of Large Cap Stock Fund Immediately After Combination

Class A	$ 4,492,880	$ 38,368,359	$89,657,991	$132,519,230
Class B	976,159	9,698,998	531,717	11,206,874
Institutional I	178,825,030	153,618,560	--	332,443,590

TOTAL	$184,294,069	$201,685,917	$90,189,708	$476,169,694

6 Unrealized Appreciation (Depreciation) is included in the ARK Blue Chip Equity Portfolio and VISION Large Cap Core Fund Net Assets Received amounts shown above.

On August 15, 2003, International Equity Fund received a tax-free transfer of assets from ARK Emerging Markets Equity Portfolio and ARK International Equity Portfolio, as follows:

	Shares of International Equity Fund Issued	ARK Emerging Markets Portfolio Net Assets Received	ARK International Equity Portfolio Net Assets Received	ARK Emerging Markets Portfolio Unrealized Appreciation[7]	ARK International Equity Portfolio Unrealized Appreciation[7]

Class A	1,312,293	$5,474,675	$ 5,417,043	$961,062	$1,103,478
Institutional I	1,720,935	--	14,282,972	--	432,282

TOTAL	3,033,228	$5,474,675	$19,700,015	$961,062	$1,535,760

	Net Assets of International Equity Fund Prior to Combination	Net Assets of ARK Emerging Markets Portfolio Immediately Prior to Combination	Net Assets of ARK International Equity Portfolio Immediately Prior to Combination	Net Assets of International Equity Fund Immediately After Combination

Class A	$72,689,604	$5,474,675	$ 5,417,043	$83,581,322
Class B	113,087	--	--	113,087
Institutional I	--	--	14,282,972	14,282,972

TOTAL	$72,802,691	$5,474,675	$19,700,015	$97,977,381

7 Unrealized Appreciation included in the ARK Emerging Markets Equity Portfolio and ARK International Equity Portfolio Net Assets Received amounts shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuations -- The money market funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act. For fluctuating funds, domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either on a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 12:00 p.m., Eastern Time, on the day the value of the foreign security is determined. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed corporate bonds, and other fixed income and asset-backed securities, unlisted securities and short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements -- It is each Fund's policy to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions -- Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. All Funds except Prime Money Market Fund and Social Balanced Fund offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses -- All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes -- It is the Funds' policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions -- The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Funds may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Funds record TBA securities on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Funds.

Foreign Exchange Contracts -- The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At April 30, 2004, the International Equity Fund had outstanding foreign currency exchange contracts as set forth below:

Settlement Date	Contracts to Deliver/Receive	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)

CONTRACTS PURCHASED:

April 7, 2004	2,700,000 Swiss Franc

		$ 2,119,992

			$ 2,089,153	$ (30,839)

April 7, 2004	5,600,000 Danish Krone

		911,295

			897,675	(13,620)

April 7, 2004	4,800,000 Euro Dollar

		5,816,640

			5,728,197	(88,443)

April 7, 2004	11,100,000 Hong Kong Dollar

		1,430,670

			1,427,175	(3,495)

April 7, 2004	520,000,000 Japanese Yen

		4,979,126

			4,741,435	(237,691)

April 7, 2004	4,500,000 Norwegian Krone

		652,098

			653,373	1,275

April 7, 2004	3,300,000 Singapore Dollar

		1,977,528

			1,944,585	(32,943)

CONTRACTS SOLD:

April 7, 2004	1,350,000 Australian Dollar

		$ 1,011,960

			$ 954,757	$ 57,203

April 29, 2004	1,100,000 Swiss Franc

		852,700

			851,136	1,564

April 7, 2004	7,870,000 Pound Sterling

		14,250,209

			13,760,161	490,048

April 21, 2004	300,000 Pound Sterling

		523,950

			524,530	(580)

April 7, 2004	16,400,000 Swedish Krona

		2,165,903

			2,139,065	26,838

April 29, 2004	2,920,000 Swedish Krona

		381,500

			382,329	(829)

	Net Unrealized Appreciation on Foreign Exchange Contracts: $168,488

Foreign Currency Translation -- The International Equity Fund translates foreign currencies ("FCs") into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchase and sale of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Additional information on each restricted illiquid security held by Small Cap Growth Fund at April 30, 2004 was as follows:

Security	Acquistion Date	Acquisition Cost
YDI Wireless, Inc., Class B	12/8/2003	$2,050,000
On Track Innovations Ltd.	4/29/2004	$1,687,800

Dollar Roll Transactions -- The Intermediate-Term Bond Fund, Income Fund, Balanced Fund and Social Balanced Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve TBAs and are treated as short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

Information regarding dollar roll transactions for Intermediate-Term Bond Fund for the year ended April 30, 2004 was as follows:

Maximum amount outstanding during the period	$9,603,506
Average amount outstanding during the period1	$5,835,283
Average shares outstanding during the period	22,507,503
Average debt per share outstanding during the period	0.26

Information regarding dollar roll transactions for Income Fund for the year ended April 30, 2004 was as follows:

Maximum amount outstanding during the period	$38,198,319
Average amount outstanding during the period1	$22,190,121
Average shares outstanding during the period	22,112,053
Average debt per share outstanding during the period	1.00

Information regarding dollar roll transactions for Balanced Fund for the year ended April 30, 2004 was as follows:

Maximum amount outstanding during the period	$5,161,139
Average amount outstanding during the period1	$3,135,880
Average shares outstanding during the period	13,538,780
Average debt per share outstanding during the period	0.23

Information regarding dollar roll transactions for Social Balanced Fund for the year ended April 30, 2004 was as follows:

Maximum amount outstanding during the period	$206,508
Average amount outstanding during the period[1]	$125,220
Average shares outstanding during the period	336,949
Average debt per share outstanding during the period	0.37

1 The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the year ended April 30, 2004.

Use of Estimates -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other -- Investment transactions are accounted for on a trade date basis.

3. CAPITAL STOCK

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

	U.S. Treasury Money Market Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares

		Amount	Shares

				Amount
Class A Shares

Shares sold	2,427,759,313

		$2,427,789,717	17,313,672,978

				$17,313,673,173
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK U.S. Treasury Money Market Portfolio	20,782,532	20,781,060	--

				--
Shares issued to shareholders in payment of distributions declared	270,907

		270,907	682,530

				682,530
Shares redeemed	(2,922,783,228)	(2,922,783,228)	(17,433,552,783)	(17,433,552,783)

Net change resulting from Class A Share transactions	(473,970,476)	$(473,941,544)	(119,197,275)	$(119,197,080)

Class S Shares

Shares sold	163,062,519

		$162,989,645	2,834,591,428

				$2,834,591,428
Shares redeemed	(164,988,436)	(164,988,436)	(2,842,790,459)	(2,842,790,459)

Net change resulting from Class S Share transactions	(1,925,917)

		$(1,998,791)	(8,199,031)

				$(8,199,031)

Institutional I Shares(a)

Shares sold	658,253,558

		$658,195,262	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK U.S. Treasury Money Market Portfolio	268,437,355

		268,495,651	--

				--
Shares issued to shareholders in payment of distributions declared	7,773

		7,773	--

				--
Shares redeemed	(638,649,413)

		(638,649,413)	--

				--

Net change resulting from Institutional I Share transactions	288,049,273

		$288,049,273	--

				--

Institutional II Shares(a)

Shares sold	1,635,601,225

		$1,635,701,991	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK U.S. Treasury Money Market Portfolio	125,779,858

		125,680,842	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK U.S. Treasury Cash Management Portfolio	37,662,189

		37,662,151	--

				--
Shares issued to shareholders in payment of distributions declared	6,228

		6,228	--

				--
Shares redeemed	(1,445,178,792)

		(1,445,178,792)	--

				--

Net change resulting from Institutional II Share transactions	353,870,708

		$353,872,420	--

				--

Net change resulting from share transactions	166,023,588

		$165,981,358	(127,396,306)

				$(127,396,111)

	U.S. Government Money Market Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	40,866,173

		$40,866,173	169,779,677

				$169,779,676
Shares issued to shareholders in payment of distributions declared	617

		617	--

				--
Shares redeemed	(110,737,406)

		(110,737,406)	(178,669,582)

				(178,669,582)

Net change resulting from Class A Share transactions	(69,870,616)

		$(69,870,616)	(8,889,905)

				$(8,889,906)

Institutional I Shares

Shares sold	2,556,107,963

		$2,556,107,963	2,455,362,093

				$2,455,362,093
Shares issued to shareholders in payment of distributions declared	312,980

		312,980	45,184

				45,187

Shares redeemed	(2,533,380,904)

		(2,533,380,904)	(2,550,590,892)

				(2,550,590,892)

Net change resulting from Institutional I Share transactions	23,040,039

		$23,040,039	(95,183,615)

				$(95,183,612)

Institutional II Shares

Shares sold	2,079,046,390

		$2,079,046,390	1,251,005,438

				1,251,005,438
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK U.S. Government Cash Management Portfolio	856,436,112

		856,436,291	--

				--

Shares redeemed	(1,760,189,263)

		(1,760,189,263)	(1,254,482,863)

				(1,254,482,863)

Net change resulting from Institutional II Share transactions	1,175,293,239

		$1,175,293,418	(3,477,425)

				$(3,477,425)

Net change resulting from share transactions	1,128,462,662

		1,128,462,841	(107,550,945)

				$(107,550,943)

	Tax-Free Money Market Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	71,380,158

		$ 71,398,254	19,709,513

				$19,709,513
Shares issued to shareholders in payment of distributions declared	215,324

		215,324	318,164

				318,164

Shares redeemed	(60,520,808)

		(60,520,808)	(28,553,581)

				(28,553,581)

Net change resulting from Class A Share transactions	11,074,674

		$11,092,770	(8,525,904)

				$ (8,525,904)

Institutional I Shares

Shares sold	172,728,209

		$172,712,983	121,416,014

				$121,415,984

Shares redeemed	(219,955,377)

		(219,955,377)	(93,961,592)

				(93,961,592)

Net change resulting from Institutional I Share transactions	(47,227,168)

		$(47,242,394)	27,454,422

				$27,454,392

	Tax-Free Money Market Fund (continued)
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Institutional II Shares

Shares sold	69,179,154

		$ 69,176,065	88,282,297

				$88,282,297
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Tax-Free Cash Management Portfolio	11,848,522

		11,848,522	--

				--
Shares issued to shareholders in payment of distributions declared	277

		277	--

				--

Shares redeemed	(77,646,142)

		(77,646,142)	(72,422,481)

				(72,422,481)

Net change resulting from Institutional II Share transactions	3,381,811

		$3,378,722	15,859,816

				$15,859,816

Net change resulting from share transactions	(32,770,683)

		$(32,770,902)	34,788,334

				$34,788,304

	Money Market Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	5,758,154,045

		$5,758,154,064	47,762,167,345

				$47,762,167,345
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Money Market Portfolio	195,034,557

		194,976,333	--

				--
Shares issued to shareholders in payment of distributions declared	2,660,501

		2,660,501	6,478,702

				6,478,702

Shares redeemed	(6,272,432,446)

		(6,272,432,446)	(48,040,248,948)

				(48,040,248,948)

Net change resulting from Class A Share transactions	(316,583,343)

		$(316,641,548)	(271,602,901)

				$(271,602,901)

Class B Shares(a)

Shares sold	38,750

		$37,555	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Money Market Portfolio	228,433

		228,423	--

				--
Shares issued to shareholders in payment of distributions declared	177

		177	--

				--

Shares redeemed	(41,445)

		(41,445)	--

				--

Net change resulting from Class B Share transactions	225,915

		$224,710	--

				--

Class S Shares

Shares sold	765,107,363

		$765,107,363	11,428,135,792

				$11,428,135,792
Shares issued to shareholders in payment of distributions declared	4

		4	--

				--

Shares redeemed	(792,870,912)

		(792,870,912)	(11,459,488,844)

				(11,459,488,844)

Net change resulting from Class S Share transactions	(27,763,545)

		$(27,763,545)	(31,353,052)

				$(31,353,052)

Institutional Shares

Shares sold	12,373,793

		$12,373,793	16,766,778

				$16,766,778
Shares issued to shareholders in payment of distributions declared	17,520

		17,520	28,596

				28,596

Shares redeemed	(11,906,088)

		(11,906,088)	(16,842,620)

				(16,842,620)

Net change resulting from Institutional Share Transactions	485,225

		$485,225	(47,246)

				$(47,246)

	Money Market Fund (continued)
	Period Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Institutional I Shares(a)

Shares sold	987,838,485

		$987,839,680	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Money Market Portfolio	568,158,635

		568,196,080	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Prime Cash Management Portfolio	14,902,060

		14,900,587	--

				--
Shares issued to shareholders in payment of distributions declared	357,969

		357,969	--

				--

Shares redeemed	(872,490,148)

		(872,490,148)	--

				--

Net change resulting from Institutional I Share Transactions	698,767,001

		$698,804,168	--

				--

Institutional II Shares(a)

Shares sold	639,902,648

		$639,902,648	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Money Market Portfolio	265,545,271

		265,538,548

Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Prime Cash Management Portfolio	46,991,747

		46,993,218

Shares issued to shareholders in payment of distributions declared	183

		183	--

				--

Shares redeemed	(592,850,851)

		(592,850,851)	--

				--

Net change resulting from Institutional II Share Transactions	359,588,998

		$359,583,746	--

				--

Net change resulting from share transactions	714,720,251

		$714,692,756	(303,003,199)

				$(303,003,199)

	Prime Money Market Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Institutional Shares

Shares sold	778,833,498

		$778,833,498	1,160,929,274

				$1,160,952,298
Shares issued to shareholders in payment of distributions declared	582,947

		582,947	693,566

				693,566

Shares redeemed	(778,422,745)

		(778,422,745)	(1,131,661,846)

				(1,131,661,846)

Net change resulting from share transactions	993,700

		$993,700	29,960,994

				$29,984,018

	New York Tax-Free Money Market Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	11,780,710,058

		$11,780,710,058	1,180,246,098

				$1,180,246,328
Shares issued to shareholders in payment of distributions declared	497,227

		497,227	995,420

				995,420

Shares redeemed	(11,845,607,350)

		(11,845,607,350)	(1,176,425,629)

				(1,176,425,629)

Net change resulting from Class A Share transactions	(64,400,065)

		$(64,400,065)	4,815,889

				$4,816,119

	New York Tax-Free Money Market Fund (continued)
	Period Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Institutional I Shares(a)

Shares sold	80,011,378

		$80,011,378	--

				--

Shares redeemed	(44,159,799)

		(44,159,799)	--

				--

Net change resulting from Institutional I Share transactions	35,851,579

		$ 35,851,579	--

				--

Net change resulting from share transactions	(28,548,486)

		$(28,548,486)	4,815,889

				$4,816,119

	Pennsylvania Tax-Free Money Market Fund
	Period Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares(b)

Shares sold	1,073,981

		$1,073,981	--

				--

Shares issued to shareholders in payment of distributions declared	278	278

Shares redeemed	(852,107)	(852,107)	--	--

Net change resulting from Class A Share transactions	222,152	$222,152	--	--

Institutional I Shares

Shares sold	65,878,143

		$65,878,143	41,730,429

				$41,730,429

Shares redeemed	(63,970,232)

		(63,970,232)	(52,328,035)

				(52,328,035)

Net change resulting from Institutional I Share transactions	1,907,911

		$1,907,911	(10,597,606)

				$(10,597,606)

Institutional II Shares

Shares sold	7,849,744

		$7,849,744	8,750,853

				$8,750,853

Shares redeemed	(10,617,224)

		(10,617,224)	(7,380,177)

				(7,380,177)

Net change resulting from Institutional II Share transactions	(2,767,480)

		$(2,767,480)	1,370,676

				$1,370,676

Net change resulting from share transactions	(637,417)

		$(637,417)	(9,226,930)

				$(9,226,930)

	Short Duration Government Bond Fund
	Period Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares(a)

Shares sold	177,624

		$1,728,199	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Short-Term Treasury Portfolio	1,111,828

		10,802,906

Shares issued to shareholders in payment of distributions declared	13,997

		136,208	--

				--

Shares redeemed	(418,885)

		(4,083,084)	--

				--

Net change resulting from Class A Share transactions	884,564

		$8,584,229	--

				--

	Short Duration Government Bond Fund (continued)
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class B Shares(a)

Shares sold	13,084

		$127,433	--

				--
Shares issued to shareholders in payment of distributions declared	15

		142

Shares redeemed	(434)

		(4,210)	--

				--

Net change resulting from Class B Share transactions	12,665

		$123,365	--

				--

Institutional I Shares

Shares sold	11,390,394

		$111,079,923	5,599,092

				$55,313,480
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Short-Term Treasury Portfolio	5,138,992

		49,928,504	--

				--
Shares issued to shareholders in payment of distributions declared	132,594

		1,294,553	187,982

				1,859,833

Shares redeemed	(7,903,108)

		(77,183,985)	(2,954,869)

				(29,199,086)

Net change resulting from Institutional I Share transactions	8,758,872

		$85,118,995	2,832,205

				$27,974,227

Net change resulting from share transactions	9,656,101

		$93,826,589	2,832,205

				$27,974,227

	Short-Term Corporate Bond Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares(b)

Shares sold	14,730

		$146,748	--

				--
Shares issued to shareholders in payment of distributions declared	75	748	--	--
Shares redeemed	(981)

		(9,775)

Net change resulting from Class A Share transactions	13,824

		$137,721	--

				--

Class B Shares(b)

Shares sold	2,660

		$26,442	--

				--
Shares issued to shareholders in payment of distributions declared	6

		58

Shares redeemed	--

		--	--

				--

Net change resulting from Class B Share transactions	2,666

		$26,500	--

				--

Institutional I Shares

Shares sold	4,327,413

		$43,025,437	1,538,039

				$15,285,313
Shares issued to shareholders in payment of distributions declared	72,438

		720,310	109,021

				1,083,533

Shares redeemed	(2,059,941)

		(20,502,307)	(2,927,848)

				(29,066,192)

Net change resulting from Institutional I Share transactions	2,339,910

		$23,243,440	(1,280,788)

				$(12,697,346)

Net change resulting from share transactions	2,356,400

		$23,407,661	(1,280,788)

				$(12,697,346)

	U.S. Government Bond Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	6,324,740

		$61,454,708	5,347,162

				$52,103,220
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK U.S. Government Bond Portfolio	547,254

		5,232,477	--

				--
Shares issued to shareholders in payment of distributions declared	309,425

		3,003,613	362,757

				3,543,395

Shares redeemed	(16,097,644)

		$(155,132,431)	(3,331,328)

				$(32,482,150)

Net change resulting from Class A Share transactions	(8,916,225)

		$(85,441,633)	2,378,591

				$23,164,465

Class B Shares(a)

Shares sold	11,366

		$109,909	--

				--
Shares issued to shareholders in payment of distributions declared	19

		184	--

				--

Shares redeemed	(36)

		(348)	--

				--

Net change resulting from Class B Share transactions	11,349

		$109,745	--

				--

Institutional I Shares(a)

Shares sold	11,602,496

		$111,479,800	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK U.S. Government Bond Portfolio	9,325,690

		89,162,013	--

				--
Shares issued to shareholders in payment of distributions declared	133,588

		1,290,827	--

				--

Shares redeemed	(5,317,895)

		(51,410,014)	--

				--

Net change resulting from Institutional I Share transactions	15,743,879

		$150,522,626	--

				--

Net change resulting from share transactions	6,839,003

		$65,190,738	2,378,591

				$23,164,465

	New York Municipal Bond Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	1,973,767

		$21,136,997	1,655,735

				$17,618,682
Shares issued to shareholders in payment of distributions declared	209,450

		2,240,517	174,546

				1,861,128

Shares redeemed	(4,763,079)

		(50,697,260)	(1,559,173)

				(16,580,118)

Net change resulting from Class A Share transactions	(2,579,862)

		$(27,319,746)	271,108

				$2,899,692

Class B Shares(a)

Shares sold	33,953

		$365,597	--

				--
Shares issued to shareholders in payment of distributions declared	207

		2,211	--

				--

Net change resulting from Class B Share transactions	34,160

		$367,808	--

				--

Institutional I Shares(a)

Shares sold	2,887,627

		$30,663,036	--

				--
Shares issued to shareholders in payment of distributions declared	15,638

		167,173	--

				--

Shares redeemed	(294,758)	(3,177,031)	--

				--

Net change resulting from Institutional I Share transactions	2,608,507

		$27,653,178	--

				--

Net change resulting from share transactions	62,805

		$701,240	271,108

				$2,899,692

	Pennsylvania Municipal Bond Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	274,772

		$2,845,605	116,658

				$1,213,530
Proceeds from shares issued in connection with the tax-free transfer of assets from VISION Pennsylvania Municipal Income Fund	8,377,693

		85,690,214	--

				--
Shares issued to shareholders in payment of distributions declared	22,442

		234,383	6,537

				67,508

Shares redeemed	(7,777,675)

		(80,538,740)	(63,950)

				(658,886)

Net change resulting from Class A Share transactions	897,232

		$8,231,462	59,245

				$622,152

Class B Shares

Shares sold	36,082

		$376,617	29,873

				$306,916
Shares issued to shareholders in payment of distributions declared	460

		4,797	456

				4,714

Shares redeemed	(8,327)

		(87,068)	(7,574)

				(78,185)

Net change resulting from Class B Share transactions	28,215

		$294,346	22,755

				$233,445

Institutional I Shares

Shares sold	8,141,241

		$84,379,813	726,627

				$7,490,528
Shares issued to shareholders in payment of distributions declared	25,300

		264,313	22,506

				232,520

Shares redeemed	(4,627,148)

		(48,623,713)	(1,493,938)

				(15,423,021)

Net change resulting from Institutional I Share transactions	3,539,393

		$36,020,413	(744,805)

				$(7,699,973)

Net change resulting from share transactions	4,464,840

		$44,546,221	(662,805)

				$(6,844,376)

	Maryland Municipal Bond Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	120,865

		$1,265,710	330,136

				$3,415,208
Shares issued to shareholders in payment of distributions declared	55,710

		579,538	67,482

				696,423

Shares redeemed	(545,923)

		(5,658,599)	(620,855)

				(6,454,523)

Net change resulting from Class A Share transactions	(369,348)

		$(3,813,351)	(223,237)

				$(2,342,892)

Class B Shares

Shares sold	54,308

		$567,411	50,666

				$522,747
Shares issued to shareholders in payment of distributions declared	3,536

		36,833	3,049

				31,537

Shares redeemed	(16,093)

		(166,256)	(9,015)

				(93,568)

Net change resulting from Class B Share transactions	41,751

		$437,988	44,700

				$460,716

Institutional I Shares

Shares sold	1,502,471

		$15,615,752	809,331

				$8,351,554
Shares issued to shareholders in payment of distributions declared	43,219

		449,926	50,666

				518,797

Shares redeemed	(1,496,649)

		(15,546,954)	(882,845)

				(9,099,676)

Net change resulting from Institutional I Share transactions	49,041

		$518,724	(22,848)

				$(229,325)

Net change resulting from share transactions	(278,556)

		$(2,856,639)	(201,385)

				$(2,111,501)

	Intermediate-Term Bond Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares(a)

Shares sold	669,663

		$6,901,659	--

				--
Proceeds from shares issued in connection with the tax free transfer of assets from VISION Intermediate-Term Bond Fund	12,872,342

		132,243,372	--

				--
Shares issued to shareholders in payment of distributions declared	53,022

		547,001	--

				--

Shares redeemed	(12,585,599)

		(129,902,820)	--

				--

Net change resulting from Class A Share transactions	1,009,428

		$9,789,212	--

				--

Class B Shares(a)

Shares sold	8,930

		$92,057	--

				--
Shares issued to shareholders in payment of distributions declared	124

		1,267	--

				--

Shares redeemed	--

		--	--

				--

Net change resulting from Class B Share transactions	9,054

		$93,324	--

				--

Institutional I Shares

Shares sold	18,247,889

		$187,519,404	1,412,921

				$14,470,490
Shares issued to shareholders in payment of distributions declared	367,883

		3,782,552	98,995

				1,015,406

Shares redeemed	(5,532,190)

		(57,075,145)	(2,530,640)

				(25,895,409)

Net change resulting from Institutional I Share transactions	13,083,582

		$134,226,811	(1,018,724)

				$(10,409,513)

Net change resulting from share transactions	14,102,064

		$144,109,347	(1,018,724)

				$(10,409,513)

	Income Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	494,810

		$5,244,483	624,946

				$6,500,671
Shares issued to shareholders in payment of distributions declared	57,360

		594,136	40,289

				422,359

Shares redeemed	(684,455)

		(7,217,921)	(631,931)

				(6,611,346)

Net change resulting from Class A Share transactions	(132,285)

		$(1,379,302)	33,304

				$311,684

Class B Shares

Shares sold	51,765

		$536,750	68,247

				$700,897
Shares issued to shareholders in payment of distributions declared	10,919

		111,615	5,352

				55,483

Shares redeemed	(44,530)

		(456,495)	(17,972)

				(185,374)

Net change resulting from Class B Share transactions	18,154

		$191,870	55,627

				$571,006

Institutional I Shares

Shares sold	1,670,905

		$17,302,293	3,451,627

				$35,534,488
Shares issued to shareholders in payment of distributions declared	886,877

		9,062,529	560,672

				5,803,475

Shares redeemed	(7,744,045)

		(80,485,960)	(6,974,435)

				(72,010,815)

Net change resulting from Institutional I Share transactions	(5,186,263)

		$(54,121,138)	(2,962,136)

				$(30,672,852)

Net change resulting from share transactions	(5,300,394)

		$(55,308,570)	(2,873,205)

				$(29,790,162)

	Conservative Growth Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	251,417

		$2,477,378	200,143

				$1,882,774
Shares issued to shareholders in payment of distributions declared	12,391

		121,042	9,137

				85,632

Shares redeemed	(126,778)

		(1,241,166)	(61,215)

				(574,556)

Net change resulting from Class A Share transactions	137,030

		$1,357,254	148,065

				$1,393,850

Class B Shares

Shares sold	181,751

		$1,784,668	228,194

				$2,138,064
Shares issued to shareholders in payment of distributions declared	5,846

		56,857	1,910

				17,798

Shares redeemed	(28,608)

		(282,209)	(18,674)

				(174,911)

Net change resulting from Class B Share transactions	158,989

		$1,559,316	211,430

				$1,980,951

Net change resulting from share transactions	296,019

		$2,916,570	359,495

				$3,374,801

	Moderate Growth Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	1,428,284

		$13,814,132	601,809

				$5,288,569
Shares issued to shareholders in payment of distributions declared	31,978

		303,357	15,714

				136,792

Shares redeemed	(209,628)

		(2,023,070)	(217,701)

				(1,886,303)

Net change resulting from Class A Share transactions	1,250,634

		$12,094,419	399,822

				$3,539,058

Class B Shares

Shares sold	1,064,995

		$10,274,174	636,459

				$5,577,776
Shares issued to shareholders in payment of distributions declared	13,117

		123,793	1,910

				16,604

Shares redeemed	(79,087)

		(767,859)	(17,828)	(153,461)

Net change resulting from Class B Share transactions	999,025

		$9,630,108	620,541

				$5,440,919

Net change resulting from share transactions	2,249,659

		$21,724,527	1,020,363

				$8,979,977

	Aggressive Growth Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	670,285

		$6,223,448	308,474

				$2,482,509
Shares issued to shareholders in payment of distributions declared	19,853

		177,483	6,240

				49,003

Shares redeemed	(90,168)

		(830,328)	(150,638)

				(1,212,762)

Net change resulting from Class A Share transactions	599,970

		$5,570,603	164,076

				$1,318,750

	Aggressive Growth Fund (continued)
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class B Shares

Shares sold	430,876

		$3,942,506	243,995

				$1,945,712
Shares issued to shareholders in payment of distributions declared	9,178

		81,043	1,258

				9,853

Shares redeemed	(21,851)

		(197,741)	(16,746)

				(127,502)

Net change resulting from Class B Share transactions	418,203

		$3,825,808	228,507

				$1,828,063

Net change resulting from share transactions	1,018,173

		$9,396,411	392,583

				$3,146,813

	Balanced Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	203,320

		$2,646,929	171,637

				$1,984,166
Shares issued to shareholders in payment of distributions declared	21,610

		279,287	44,883

				499,609

Shares redeemed	(504,330)

		(6,560,214)	(654,069)

				(7,402,972)

Net change resulting from Class A Share transactions	(279,400)

		$(3,633,998)	(437,549)

				$(4,919,197)

Class B Shares

Shares sold	102,347

		$1,344,850	76,976

				$892,146
Shares issued to shareholders in payment of distributions declared	1,316

		17,016	8,267

				92,383

Shares redeemed	(91,767)

		(1,190,079)	(202,349)

				(2,279,037)

Net change resulting from Class B Share transactions	11,896

		$171,787	(117,106)

				$(1,294,508)

Institutional I Shares

Shares sold	332,291

		$4,288,324	999,229

				$11,591,179
Shares issued to shareholders in payment of distributions declared	101,800

		1,312,701	318,500

				3,559,733

Shares redeemed	(1,888,430)

		(24,749,038)	(10,043,119)

				(113,300,631)

Net change resulting from Institutional I Share transactions	(1,454,339)

		$(19,148,013)	(8,725,390)

				$(98,149,719)

Net change resulting from share transactions	(1,721,843)

		$(22,610,224)	(9,280,045)

				$(104,363,424)

	Social Balanced Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Institutional I Shares

Shares sold	3,202

		$33,661	104,212

				$1,073,007
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Social Issues Small Cap Equity Portfolio	75,913

		777,071	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Social Issues Blue Chip Equity Portfolio	77,524

		793,521	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Social Issues Capital Growth Portfolio	17,452

		178,629	--

				--
Shares issued to shareholders in payment of distributions declared	10,953

		114,202	3,866

				39,721

Shares redeemed	(154,641)

		(1,606,227)	(5,511)

				(56,511)

Net change resulting from share transactions	30,403

		$290,857	102,567

				$1,056,217

	Equity Income Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	97,376

		$889,961	188,626

				$1,653,116
Shares issued to shareholders in payment of distributions declared	6,422

		59,650	8,060

				67,394

Shares redeemed	(100,261)

		(930,434)	(158,354)

				(1,332,522)

Net change resulting from Class A Share transactions	3,537

		$19,177	38,332

				$387,988

Class B Shares(b)

Shares sold	14,898

		$142,285	--

				--
Shares issued to shareholders in payment of distributions declared	25	247	--	--
Shares redeemed	(60)

		(577)	--

				--

Net change resulting from Class B Share transactions	14,863

		$141,955	--

				--

Institutional I Shares

Shares sold	1,001,545

		$9,246,229	1,407,260

				$11,677,249
Shares issued to shareholders in payment of distributions declared	8,048

		74,112	8,096

				66,477

Shares redeemed	(1,006,606)

		(9,427,173)	(859,901)

				(7,278,687)

Net change resulting from Institutional I Share transactions	2,987

		$(106,832)	555,455

				$4,465,039

Net change resulting from share transactions	21,387

		$54,300	593,787

				$4,853,027

	Large Cap Value Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	3,512,092

		$34,856,878	3,009,159

				$24,138,196
Shares issued to shareholders in payment of distributions declared	31,232

		307,125	25,616

				207,963

Shares redeemed	(4,878,185)

		$(47,078,805)	(1,393,775)

				(11,280,908)

Net change resulting from Class A Share transactions	(1,334,861)

		$(11,914,802)	1,641,000

				$13,065,251

Class B Shares

Shares sold	15,818

		$158,584	5,995

				$50,301
Shares issued to shareholders in payment of distributions declared	--

		--	--

				--

Shares redeemed	(3,416)

		(32,791)	(12,188)

				(95,966)

Net change resulting from Class B Share transactions	12,402

		$125,793	(6,193)

				$(45,665)

Institutional I Shares(a)

Shares sold	4,838,956

		$47,567,880	--

				--
Shares issued to shareholders in payment of distributions declared	5,507

		57,147	--

				--

Shares redeemed	(684,615)

		(7,180,238)	--

				--

Net change resulting from Institutional I Share transactions	4,159,848

		$40,444,789	--

				--

Net change resulting from share transactions	2,837,389

		$28,655,780	1,634,807

				$13,019,586

	Equity Index Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	285,305

		$2,599,956	152,376

				$31,763,266
Shares issued to shareholders in payment of distributions declared	7,483

		66,361	5,079

				904,533

Shares redeemed	(207,243)

		(1,964,013)	(410,240)

				(19,536,740)

Net change resulting from Class A Share transactions	85,545

		$702,304	(252,785)

				$13,131,059

Class B Shares(b)

Shares sold	35,337

		$327,448	--

				--
Shares issued to shareholders in payment of distributions declared	47	433	--	--
Shares redeemed	(872)

		(8,313)	--

				--

Net change resulting from Class B Share transactions	34,512

		$319,568	--

				--

Institutional I Shares

Shares sold	4,123,330

		$37,434,892	4,218,254

				$1,134,089
Shares issued to shareholders in payment of distributions declared	103,548

		901,601	122,677

				37,663

Shares redeemed	(7,389,983)

		(69,067,136)	(2,577,074)

				(3,160,112)

Net change resulting from Institutional I Share transactions	(3,163,105)

		$(30,730,643)	1,763,857

				$(1,988,360)

Net change resulting from share transactions	(3,043,048)

		$(29,708,771)	1,511,072

				$11,142,699

	Large Cap Stock Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	1,916,270

		$16,462,881	183,161

				$1,369,117
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Blue Chip Equity Portfolio	4,698,595

		38,368,359	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from VISION Large Cap Core Fund	10,978,163

		89,657,991	--

				--
Shares issued to shareholders in payment of distributions declared	3,872

		32,364	10,832

				79,210
Shares redeemed	(11,054,066)

		(94,387,966)	(257,053)

				(1,900,742)

Net change resulting from Class A Share transactions	6,542,834

		$50,133,629	(63,060)

				$(452,415)

Class B Shares

Shares sold	183,639

		$1,491,057	21,669

				$164,402
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Blue Chip Equity Portfolio	1,228,357

		9,698,998	--

				--
Proceeds from shares issued in connection with the tax-free transfer of assets from VISION Large Cap Core Fund	67,335

		531,717	--

				--
Shares issued to shareholders in payment of distributions declared	--

		--	2,328

				16,601
Shares redeemed	(215,715)

		(1,777,813)	(28,571)

				(208,733)

Net change resulting from Class B Share transactions	1,263,616

		$9,943,959	(4,574)

				$(27,730)

	Large Cap Stock Fund (continued)
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Institutional I Shares

Shares sold	36,835,854

		$308,204,270	2,242,842

				$17,044,804
Proceeds from shares issued in connection with the tax-free transfer of assets from ARK Blue Chip Equity Portfolio	18,885,722

		153,618,560	--

				--
Shares issued to shareholders in payment of distributions declared	48,337

		406,433	397,198

				2,909,356
Shares redeemed	(33,316,002)

		(280,012,454)	(5,921,077)

				(44,470,022)

Net change resulting from Institutional I Share transactions	22,453,911

		$182,216,809	(3,281,037)

				$(24,515,862)

Net change resulting from share transactions	30,260,361

		$242,294,397	(3,348,671)

				$(24,996,007)

	Large Cap Growth Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	1,060,898

		$7,638,913	954,664

				$6,347,393
Shares redeemed	(2,028,451)

		(14,355,758)	(455,113)

				(3,060,488)

Net change resulting from Class A Share transactions	(967,553)

		$(6,716,845)	499,551

				$3,286,905

Class B Shares

Shares sold	43,703

		$303,830	48,040

				$316,720
Shares redeemed	(37,441)

		(257,319)	(32,055)

				(202,529)

Net change resulting from Class B Share transactions	6,262

		$46,511	15,985

				$114,191

Institutional I Shares(a)

Shares sold	5,410,127

		$40,372,485	--

				--
Shares redeemed	(780,511)

		(5,893,086)	--

				--

Net change resulting from Institutional I Share transactions	4,629,616

		$34,479,399	--

				--

Net change resulting from share transactions	3,668,325

		$27,809,065	515,536

				$3,401,096

	Multi Cap Growth Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	82,383

		$1,308,136	111,959

				$1,260,552
Shares redeemed	(333,405)

		(4,774,152)	(538,529)

				(6,059,791)

Net change resulting from Class A Share transactions	(251,022)

		$(3,466,016)	(426,570)

				$(4,799,239)

Class B Shares

Shares sold	32,441

		$433,494	33,570

				$372,783
Shares redeemed	(72,336)

		(964,951)	(132,999)

				(1,442,937)

Net change resulting from Class B Share transactions	(39,895)

		$(531,457)	(99,429)

				$(1,070,154)

Institutional I Shares

Shares sold	890,156

		$12,224,771	1,533,920

				$17,565,107
Shares redeemed	(4,111,967)

		(59,667,907)	(2,455,734)

				(27,796,896)

Net change resulting from Institutional I Share transactions	(3,221,811)

		$(47,443,136)	(921,814)

				$(10,231,789)

Net change resulting from share transactions	(3,512,728)

		$(51,440,609)	(1,447,813)

				$(16,101,182)

	Mid Cap Stock Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	1,817,336

		$26,379,569	1,919,001

				$23,583,058
Shares redeemed	(5,855,036)

		(82,626,300)	(1,626,404)

				(19,790,257)

Net change resulting from Class A Share transactions	(4,037,700)

		$(56,246,731)	292,597

				$3,792,801

Class B Shares

Shares sold	29,914

		$413,954	22,884

				$278,057
Shares redeemed	(16,677)

		(242,033)	(20,032)

				(232,727)

Net change resulting from Class B Share transactions	13,237

		$171,921	2,852

				$45,330

Institutional I Shares(a)

Shares sold	5,737,496

		$82,107,099	--

				--
Shares redeemed	(1,040,694)

		(15,761,911)	--

				--

Net change resulting from Institutional I Share transactions	4,696,802

		$66,345,188	--

				--

Net change resulting from share transactions	672,339

		$10,270,378	295,449

				$3,838,131

	Mid Cap Growth Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	89,023

		$1,170,224	132,054

				$1,413,474
Shares redeemed	(74,342)

		(953,077)	(128,997)

				(1,300,575)

Net change resulting from Class A Share transactions	14,681

		$217,147	3,057

				$112,899

Class B Shares(a)

Shares sold	9,295

		$125,971	--

				--

Net change resulting from Class B Share transactions	9,295

		$125,971	--

				--

Institutional I Shares

Shares sold	870,121

		$11,085,755	533,371

				$5,634,526
Shares issued to shareholders in payment of distributions declared	--

		--	2,253

				21,772
Shares redeemed	(1,408,839)

		(17,943,137)	(1,256,367)

				(12,718,825)

Net change resulting from Institutional I Share transactions	(538,718)

		$(6,857,382)	(720,743)

				$(7,062,527)

Net change resulting from share transactions	(514,742)

		$(6,514,264)	(717,686)

				$(6,949,628)

	Small Cap Stock Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	1,358,596

		$11,301,252	4,693,779

				$32,173,346
Shares issued to shareholders in payment of distributions declared	81,517

		716,535	2,892,267

				18,944,352
Shares redeemed	(15,689,694)

		(147,374,753)	(3,135,991)

				(23,014,962)

Net change resulting from Class A Share transactions	(14,249,581)

		$(135,356,966)	4,450,055

				$28,102,736

Class B Shares

Shares sold	47,591

		$421,570	28,380

				$223,678
Shares issued to shareholders in payment of distributions declared	8,703

		74,324	15,548

				100,131
Shares redeemed	(7,120)

		(64,398)	(6,175)

				(40,688)

Net change resulting from Class B Share transactions	49,174

		$431,496	37,753

				$283,121

Institutional I Shares(a)

Shares sold	16,889,633

		$160,793,811	--

				--
Shares issued to shareholders in payment of distributions declared	1,257,198

		11,038,196	--

				--
Shares redeemed	(3,398,299)

		(33,282,295)	--

				--

Net change resulting from Institutional I Share transactions	14,748,532

		$138,549,712	--

				--

Net change resulting from share transactions	548,125

		$3,624,242	4,487,808

				$28,385,857

	Small Cap Growth Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	1,134,762

		$18,644,546	1,270,512

				$17,146,250
Shares redeemed	(1,388,048)

		(23,494,851)	(1,099,316)

				(14,318,848)

Net change resulting from Class A Share transactions	(253,286)

		$(4,850,305)	171,196

				$2,827,402

Class B Shares

Shares sold	45,299

		$756,797	99,284

				$1,369,101
Shares redeemed	(15,223)

		(267,661)	(9,722)

				(127,046)

Net change resulting from Class B Share transactions	30,076

		$489,136	89,562

				$1,242,055

Class C Shares

Shares sold	42,315

		$748,556	12,443

				$139,384
Shares redeemed	(15,270)

		(261,600)	(8)

				(92)

Net change resulting from Class C Share transactions	27,045

		$486,956	12,435

				$139,292

Institutional I Shares

Shares sold	5,183,003

		$91,638,821	1,580,333

				$21,324,519
Shares redeemed	(3,767,721)

		(66,176,428)	(1,523,500)

				(19,978,194)

Net change resulting from Institutional I Share transactions	1,415,282

		$25,462,393	56,833

				$1,346,325

Net change resulting from share transactions	1,219,117

		$21,588,180	330,026

				$5,555,074

	International Equity Fund
	Year Ended 4/30/2004		Year Ended 4/30/2003
	Shares
		Amount	Shares
				Amount
Class A Shares

Shares sold	1,713,287

		$14,432,630	4,042,372

				$29,799,282
Proceeds from shares issued in connection with tax-free transfer of assets from ARK Emerging Markets Equity Portfolio	659,621

		5,474,675	--

				--
Proceeds from shares issued in connection with tax-free transfer of assets from ARK International Equity Portfolio	652,672

		5,417,043	--

				--
Shares issued to shareholders in payment of distributions declared	15,521

		146,982	38,189

				281,458
Shares redeemed	(9,340,913)

		(83,084,954)	(933,559)

				(7,086,632)

Net change resulting from Class A Share transactions	(6,299,812)

		$(57,613,624)	3,147,002

				$22,994,108

Class B Shares

Shares sold	16,861

		$145,584	1,871

				$14,496
Shares issued to shareholders in payment of distributions declared	165

		1,548	45

				330
Shares redeemed	(1,151)

		(10,361)	(937)

				(6,627)

Net change resulting from Class B Share transactions	15,875

		$136,771	979

				$8,199

Institutional I Shares(a)

Shares sold	10,242,710

		$92,596,955	--

				--
Proceeds from shares issued in connection with tax-free transfer of assets from ARK International Equity Portfolio	1,720,935

		14,282,972	--

				--
Shares issued to shareholders in payment of distributions declared	68,729

		646,735	--

				--
Shares redeemed	(1,768,510)

		(17,108,822)	--

				--

Net change resulting from Institutional I Share transactions	10,263,864

		$90,417,840	--

				--

Net change resulting from share transactions	3,979,927

		$32,940,987	3,147,981

				$23,002,307

(a) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(b) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, net operating losses, and discount accretion/premium amortization on debt securities.

For the year ended April 30, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Increase (Decrease)
	Paid-In Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
				U.S. Treasury Money Market Fund	$ 2,050	$ (45,609)	$ 43,559
U.S. Government Money Market Fund	--	(2,400)	2,400
Tax-Free Money Market Fund	(14)	14	--
Money Market Fund	--	(54)	54
New York Tax-Free Money Market Fund	(9)	--	9
Short Duration Government Bond Fund	--	587,060	(587,060)
Short-Term Corporate Bond Fund	--	(1,641)	1,641
U.S. Government Bond Fund	7,850,628	1,862,675	(9,713,303)
New York Municipal Bond Fund	--	(5,576)	5,576
Pennsylvania Municipal Bond Fund	2,804,396	(95,831)	(2,708,565)
Maryland Municipal Bond Fund	(54,444)	(39,850)	94,294
Intermediate-Term Bond Fund	16,623,235	1,477,352	(18,100,587)
Income Fund	(1,865,932)	(13,985)	1,879,917
Moderate Growth Fund	(917)	917	--
Aggressive Growth Fund	(37,000)	37,000	--
Balanced Fund	(204)	(35,000)	35,204
Social Balanced Fund	355,444	2	(355,446)
Equity Income Fund	(9)	5,952	(5,943)
Equity Index Fund	317	(3,065)	2,748
Large Cap Stock Fund	70,375,836	--	(70,375,836)
Large Cap Growth Fund	(18,181)	18,181	--
Multi Cap Growth Fund	(672,310)	655,701	16,609
Mid Cap Stock Fund	(357,250)	357,551	(301)
Mid Cap Growth Fund	(360,568)	362,918	(2,350)
Small Cap Stock Fund	138,597	476,604	(615,201)
Small Cap Growth Fund	(1,059,192)	1,953,429	(894,237)
International Equity Fund	10,428,574	(171,909)	(10,256,665)

The tax character of distributions as reported on the Statement of Changes in Net Assets for the tax years ended April 30, 2004, October 31, 2003 and April 30, 2003 was:

	2004		2003
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
U.S. Treasury Money Market Fund	$ 3,773,702	$ --	$ 6,640,467	$ --
U.S. Government Money Market Fund****	7,432,392	--	14,316,350	--
Tax-Free Money Market Fund****	445,718**	--	1,164,526***	--
Money Market Fund	9,718,697	--	13,587,106	--
Prime Money Market Fund	1,830,953	--	3,099,195	32,174
New York Tax-Free Money Market Fund	829,926**	--	1,698,748***	--
Pennsylvania Tax-Free Money Market Fund****	43,021**	--	103,367***	--
Short Duration Government Bond Fund	3,845,669	--	4,596,450	--
Short-Term Corporate Bond Fund	1,617,709	--	2,299,201	--
U.S. Government Bond Fund	8,885,450	32,662	6,517,505	--
New York Municipal Bond Fund	3,409,299**	557,643	3,211,133***	86,625
Pennsylvania Municipal Bond Fund****	4,054,610**	--	6,813,422***	--
Maryland Municipal Bond Fund****	2,425,841**	--	4,989,234***	--
Intermediate-Term Bond Fund****	6,372,719	2,740,506	5,980,405	--
Income Fund****	$ 5,501,261	$ 4,473,352	$ 9,490,312	$ --
Conservative Growth Fund	89,007	91,476	96,199	9,010
Moderate Growth Fund	116,161	314,471	106,275	47,539
Aggressive Growth Fund	--	258,866	--	59,056
Balanced Fund****	853,292	--	2,419,696	--
Social Balanced Fund****	90,327	27,439	86,564	--
Equity Income Fund****	568,730	--	1,357,972	--
Large Cap Value Fund	576,948		312,233	--
Equity Index Fund****	716,220	--	1,471,477	--
Large Cap Stock Fund	1,259,523		1,276,364	3,416,475
Large Cap Growth Fund	--	--	--	--
Multi Cap Growth Fund	--	--	--	--
Mid Cap Stock Fund	--	--	--	--
Mid Cap Growth Fund****	--	--	9,919	--
Small Cap Stock Fund	4,666,540	7,579,861	2,059,319	18,845,459
Small Cap Growth Fund	--	--	--	--
International Equity Fund	1,470,236	--	633,216	--

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

** Included in this amount is tax exempt income of $445,718, $829,926, $43,021, $3,235,290, $4,054,039 and $2,425,841 for Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, Pennsylvania Tax-Free Money Market Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund and Maryland Municipal Bond Fund, respectively.

*** Included in this amount is tax exempt income of $1,164,526, $1,698,748, $103,367, $3,211,133, $6,800,183 and $4,989,234 for Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, Pennsylvania Tax-Free Money Market Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund and Maryland Municipal Bond Fund, respectively.

**** For these funds, 2003 amounts are for the tax year ended October 31, 2003. The 2004 amounts for these funds are for the six-month period ended April 30, 2004 as their tax year end changed from October 31 to April 30.

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryforward
U.S. Treasury Money Market Fund	$ 250,005	$ --	$ (33)	$ --
U.S. Government Money Market Fund	1,218,798	--	--	--
Tax-Free Money Market Fund	48,221	--	--	1,559
Money Market Fund	596,644	--	--	13,704
Prime Money Market Fund	70,273	--	--	2,750
New York Tax-Free Money Market Fund	29,423	--	--	--
Pennsylvania Tax-Free Money Market Fund	9,077	--	--	27
Short Duration Government Bond Fund	175,987	--	(1,387,502)	1,363,654
Short-Term Corporate Bond Fund	80,499	--	258,571	1,417,666
U.S. Government Bond Fund	482,825	--	2,242,882	8,446,362
New York Municipal Bond Fund	125,984	176,901	1,926,346	--
Pennsylvania Municipal Bond Fund	595,256	--	7,506,307	2,767,385
Maryland Municipal Bond Fund	313,241	243,409	4,361,070	--
Intermediate-Term Bond Fund	808,821	--	523,231	15,374,214
Income Fund	491,666	1,439,540	1,228,033	196,563
Conservative Growth Fund	5,160	31,183	81,115	--
Moderate Growth Fund	--	--	1,243,558	26,922
Aggressive Growth Fund	--	25,173	492,611	--
Balanced Fund	$ 178,263	$ --	$ 8,522,743	$ 55,725,277
Social Balanced Fund	12,066	--	43,516	241,865
Equity Income Fund	7,640	452,923	13,417,856	--
Large Cap Value Fund	43,875	--	7,450,003	4,388,763
Equity Index Fund	232,617	--	(1,426,529)	9,081,777
Large Cap Stock Fund	8,665,263	39,122,858	63,049,789	60,667,534
Large Cap Growth Fund	--	--	2,432,318	5,071,337
Multi Cap Growth Fund	--	--	6,521,950	51,759,655
Mid Cap Stock Fund	--	3,404,521	14,483,119	--
Mid Cap Growth Fund	--	--	13,588,564	1,474,179
Small Cap Stock Fund	3,111,678	13,821,181	25,759,154	--
Small Cap Growth Fund	10,961,043	6,713,844	(3,735,142)	--
International Equity Fund	969,569	--	16,730,624	11,996,146

* Included in this amount is tax exempt income (in thousands) of $48,221, $23,077, $9,077, $114,122, $590,182 and $313,241 for Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, Pennsylvania Tax-Free Money Market Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund and Maryland Municipal Bond Fund, respectively.

For federal income tax purposes, the following amounts apply as of April 30, 2004:

Fund	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
U.S. Treasury Money Market Fund	$ 806,521,080	$ --	$ 33	$ (33)
U.S. Government Money Market Fund	2,691,357,245	--	--	--
Tax Free Money Market Fund	145,294,578	--	--	--
Money Market Fund	2,039,294,726	--	--	--
Prime Money Market Fund	250,064,449	--	--	--
New York Tax-Free Money Market Fund	160,987,143	--	--	--
Pennsylvania Tax-Free Money Market Fund	16,182,041	--	--	--
Short Duration Government Bond	207,540,041	564,071	1,951,573	(1,387,502)
Short-Term Corporate Bond Fund	80,484,971	641,868	383,297	258,571
U.S. Government Bond Fund	202,297,698	3,649,496	1,406,614	2,242,882
New York Municipal Bond Fund	80,807,351	2,686,407	760,061	1,926,346
Pennsylvania Municipal Bond Fund	193,177,084	9,409,663	1,903,356	7,506,307
Maryland Municipal Bond Fund	116,973,833	4,957,319	596,249	4,361,070
Intermediate-Term Bond Fund	271,119,771	2,384,865	1,861,634	523,231
Income Fund	221,498,667	3,356,608	2,128,575	1,228,033
Conservative Growth Fund	9,139,173	203,319	122,204	81,115
Moderate Growth Fund	38,889,285	1,477,118	233,560	1,243,558
Aggressive Growth Fund	17,564,300	546,500	53,889	492,611
Balanced Fund	158,785,101	14,394,163	5,871,420	8,522,743
Social Balanced Fund	3,686,857	122,612	79,096	43,516
Equity Income Fund	64,777,248	14,974,806	1,543,659	13,431,147
Large Cap Value Fund	82,264,975	9,840,835	2,390,832	7,450,003
Equity Index Fund	94,280,921	8,646,290	10,071,901	(1,425,611)
Large Cap Stock Fund	423,872,850	70,057,830	7,008,041	63,049,789
Large Cap Growth Fund	44,671,542	3,236,703	804,385	2,432,318
Multi Cap Growth Fund	109,721,376	10,779,099	4,257,149	6,521,950
Mid Cap Stock Fund	126,058,446	18,660,441	4,177,322	14,483,119
Mid Cap Growth Fund	72,591,502	15,630,274	2,041,711	13,588,563
Small Cap Stock Fund	124,032,894	31,269,138	5,509,984	25,759,154
Small Cap Growth Fund	193,636,339	16,330,884	20,066,026	(3,735,142)
International Equity Fund	98,305,322	17,831,208	1,052,087	16,779,121

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies and discount accretion/premium amortization on debt securities.

At April 30, 2004, the following Funds had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire in									Total Capital Loss Carryforwards
Fund Name	2004	2005	2006	2007	2008	2009	2010	2011	2012
Tax-Free Money Market Fund	$ --	$ 114	$ --	$ --	$ 875	$ --	$ 570	$ --	$ --	$ 1,559
Money Market Fund	--	--	--	--	--	--	--	13,704	--	13,704
Prime Money Market Fund	--	--	--	--	--	--	--	2,750	--	2,750
Pennsylvania Tax-Free Money Market Fund	--	--	--	--	--	--	27	--	--	27
Short Duration Government Bond Fund	--	--	--	67,802	616,878	306,358	245,606	47,343	79,667	1,363,654
Short-Term Corporate Bond Fund	--	--	--	--	--	411,548	--	1,006,118	--	1,417,666
U.S. Government Bond Fund	--	--	618,082	1,280,058	4,506,397	--	1,446,091	--	595,734	8,446,362
Pennsylvania Municipal Bond Fund	--	--	--	62,877	2,662,148	42,360	--	--	--	2,767,385
Intermediate-Term Bond Fund	--	--	--	--	7,057,677	8,316,537	--	--	--	15,374,214
Income Fund	--	196,563	--	--	--	--	--	--	--	196,563
Moderate Growth Fund	--	--	--	--	--	--	--	--	26,922	26,922
Balanced Fund	--	--	--	--	--	5,940,749	42,513,889	7,270,639	--	55,725,277
Social Balanced Fund	--	--	--	--	--	208,286	33,579	--	--	241,865
Large Cap Value Fund	--	--	--	--	--	--	--	4,388,763	--	4,388,763
Equity Index Fund	--	--	--	--	--	601,767	8,316,976	163,034	--	9,081,777
Large Cap Stock Fund	--	--	--	--	--	--	37,509,043	23,158,491	--	60,667,534
Large Cap Growth Fund	--	--	--	--	--	725,317	1,368,709	2,374,253	603,058	5,071,337
Multi Cap Growth Fund	--	--	--	--	--	--	51,541,021	218,634	--	51,759,655
Mid Cap Growth Fund	--	--	--	--	--	--	1,474,179	--	--	1,474,179
International Equity Fund	--	--	--	--	--	1,667,232	1,636,485	8,692,429	--	11,996,146

As a result of the tax-free transfer of assets from acquired funds, certain capital loss carryforwards listed previously may be limited.

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Post October and currency losses deferred to May 1, 2004 are as follows:

	Post October Losses	Currency Losses
Equity Index Fund	$ 6,944,479	$ --
Short Duration Government Bond Fund	14,835	--
U.S. Government Bond Fund	278,055	--
International Equity Fund	--	650,170

5. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee -- Effective August 22, 2003, MTB Investment Advisors, Inc. replaced M&T Asset Management as the Funds' investment advisor. MTB Investment Advisors, Inc. (the "Advisor"), receives for its services an annual investment advisor fee based on a percentage of each Fund's average daily net assets (see below). The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. The Advisor can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Fund Name	Annual Rate
U.S. Treasury Money Market Fund	0.50%
U.S. Government Money Market Fund	0.50%
Tax-Free Money Market Fund	0.50%
Money Market Fund	0.50%
Prime Money Market Fund	0.50%
New York Tax-Free Money Market Fund	0.50%
Pennsylvania Tax-Free Money Market Fund	0.50%
Short Duration Government Bond Fund	0.60%
Short-Term Corporate Bond Fund	0.70%
U.S. Government Bond Fund	0.70%
New York Municipal Bond Fund	0.70%
Pennsylvania Municipal Bond Fund	0.70%
Maryland Municipal Bond Fund	0.70%
Intermediate-Term Bond Fund	0.70%
Income Fund	0.60%
Conservative Growth Fund	0.25%
Moderate Growth Fund	0.25%
Aggressive Growth Fund	0.25%
Balanced Fund	0.65%
Social Balanced Fund	0.70%
Equity Income Fund	0.70%
Large Cap Value Fund	0.70%
Equity Index Fund	0.20%
Large Cap Stock Fund	0.85%
Large Cap Growth Fund	0.85%
Multi Cap Growth Fund	0.70%
Mid Cap Stock Fund	0.85%
Mid Cap Growth Fund	0.85%
Small Cap Stock Fund	0.85%
Small Cap Growth Fund	0.85%
International Equity Fund	1.00%

Sub-Advisory Fee -- Federated Investment Management Company ("FIMCO") was the sub-advisor to New York Tax-Free Money Market Fund, and received for its services an allocable portion of the advisor fee that the Advisor receives from New York Tax-Free Money Market Fund. FIMCO was paid by the Advisor as follows: 0.20% on the first $100 million of average daily net assets; 0.18% on the next $100 million of average daily net assets and 0.15% on average daily net assets over $200 million. FIMCO ceased to be a sub-advisor on December 16, 2003.

Independent Investment LLC ("Independence") is the sub-advisor to the Mid Cap Stock Fund, and receives for its services an allocable portion of the advisor fee that the Advisor receives from Mid Cap Stock Fund. Independence's fee is paid by the Advisor and not the Fund. The sub-advisor is paid by the Advisor as follows: 0.40% on the first $500 million average daily net assets and 0.35% on average daily net assets over $500 million.

Montag & Caldwell, Inc. ("Montag & Caldwell") is the sub-advisor to the Large Cap Growth Fund, and receives for its services an allocable portion of the advisor fee that the Advisor receives from Large Cap Growth Fund. Montag & Caldwell's fee is paid by the Advisor and not the Fund. The sub-advisor is paid by the Advisor as follows: 0.50% on the first $50 million average daily net assets; 0.40% on the next $50 million average daily net assets; 0.30% on the next $100 million average daily net assets and 0.20% on average daily net assets over $200 million.LSV Asset Management ("LSV") is the sub-advisor of the value component of Small Cap Stock Fund. For its services under the Sub-Advisory Agreement, LSV receives an allocable portion of the advisory fee the Advisor receives from Small Cap Stock Fund. The allocation is based on the amount of securities which LSV manages for the Fund. LSV's fee is paid by the Advisor and not the Fund. LSV is paid by the Advisor as follows: 0.65% on the first $50 million of average daily net assets and 0.55% on average daily net assets over $50 million.

Mazama Capital Management, Inc. ("Mazama") is the sub-advisor of the growth component of Small Cap Stock Fund. For its services under the Sub-Advisory Agreement, Mazama receives an allocable portion of the advisory fee that the Advisor receives from Small Cap Stock Fund. The allocation is based on the amount of securities which Mazama manages for the Fund. The fee is paid by the Advisor out of the fees it receives and is not a Fund expense. Mazama is paid by the Advisor as follows: 0.70% of average daily net assets.

UBS Global Asset Management (Americas), Inc. ("UBS Global") is the sub-advisor of International Equity Fund, and receives an allocable portion of the advisory fee the Advisor receives from International Equity Fund. The allocation is based on the amount of securities that UBS Global manages for the Fund. The fee is paid by the Advisor out of the fees it receives and is not a Fund expense. UBS Global is paid by the Advisor as follows: 0.40% on the first $50 million of average daily net assets; 0.35% on the next $150 million of average daily net assets and 0.30% on average daily net assets over $200 million.

Administrative Fee -- Federated Services Company ("FServ") and M&T Securities, Inc. ("M&T Securities") serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services were provided for an aggregate annual fee as specified below:

Fees Payable to FServ

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.02%	on the next $2 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

Fees Payable to M&T Securities, Inc.

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.04%	on the first $5 billion
0.03%	on the next $2 billion
0.0175%	on the next $3 billion
0.015%	on assets in excess of $10 billion

FServ and M&T Securities may each voluntarily choose to waive any portion of its fee. FServ and M&T Securities can each modify or terminate its voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee -- The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc. ("Edgewood"), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, Class S Shares, Institutional Shares and Institutional II Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate Edgewood:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class S Shares	0.25%
Institutional Shares	0.25%
Institutional II Shares	0.25%

Edgewood may voluntarily choose to waive any portion of its fee. Edgewood can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to August 15, 2003, Federated Securities Corporation ("FSC") served as the distributor. Both Edgewood and FSC are wholly-owned subsidiaries of Federated Investors, Inc.

For the year ended April 30, 2004, the fees paid to Edgewood and FSC, after voluntary waiver, if applicable, were as follows:

Fund Name	Edgewood	FSC
U.S. Treasury Money Market Fund	$ 259,350	$ 12,449
U.S. Government Money Market Fund	472,001	N/A*
Tax-Free Money Market Fund	25,905	N/A*
Money Market Fund	624,779	51,854
Prime Money Market Fund	--	--
New York Tax-Free Money Market Fund	--	--
Pennsylvania Tax-Free Money Market Fund	91	N/A*
Short Duration Government Bond Fund	6,858	--
Short-Term Corporate Bond Fund	125	N/A*
U.S. Government Bond Fund	26,107	--
New York Municipal Bond Fund	709	--
Pennsylvania Municipal Bond Fund	61,365	N/A*
Maryland Municipal Bond Fund	37,678	N/A*
Intermediate-Term Bond Fund	283	N/A*
Income Fund	29,899	N/A*
Conservative Growth Fund	11,983	4,804
Moderate Growth Fund	65,666	14,090
Aggressive Growth Fund	17,065	4,861
Balanced Fund	120,510	N/A*
Social Balanced Fund	--	N/A*
Equity Income Fund	7,544	N/A*
Large Cap Value	37,676	1,059
Equity Index Fund	11,710	N/A*
Large Cap Stock Fund	5,446	N/A*
Large Cap Growth Fund	15,271	2,377
Multi Cap Growth Fund	100,044	N/A*
Mid Cap Stock Fund	72,596	4,040
Mid Cap Growth Fund	7,993	N/A*
Small Cap Stock Fund	5,212	1,371
Small Cap Growth Fund	150,788	N/A*
International Equity Fund	62,973	162

* These funds are accounting survivors to ARK Funds, which were not distributed by FSC, but by an unaffiliated distributor.

A contingent deferred sales charge ("CDSC") is imposed on certain redemptions of Class B Shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Class B Shares until the redemption of such shares. Following the seventh year, Class B Shares automatically convert to Class A Shares.

Sales Charges -- For the year ended April 30, 2004, the Distributor retained the amounts listed in the chart below for sales charges from the sale of Class A Shares.

Fund	Sales Charges from Class A Shares
Short Duration Government Bond	$ 1,434
Short-Term Corporate Bond Fund	$ 194
U.S. Government Bond Fund	$ 5,500
New York Municipal Bond Fund	$ 29,761
Pennsylvania Municipal Bond Fund	$ 1,347
Maryland Municipal Bond Fund	$ 2,628
Intermediate-Term Bond Fund	$ 611
Income Fund	$ 1,226
Conservative Growth Fund	$ 184
Aggressive Growth Fund	$ 148
Balanced Fund	$ 7,117
Equity Income Fund	$ 1,653
Large Cap Value Fund	$ 1,646
Equity Index Fund	$ 2,753
Large Cap Stock Fund	$ 4,126
Large Cap Growth Fund	$ 3,042
Multi Cap Growth Fund	$ 1,774
Mid Cap Stock Fund	$ 4,763
Mid Cap Growth Fund	$ 2,738
Small Cap Stock Fund	$ 3,216
Small Cap Growth Fund	$ 17,289
International Equity Fund	$ 881

See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee -- Under the terms of a Shareholder Services Agreement with FServ and M&T Securities, M&T Securities may receive from FServ up to 0.25% of average daily net assets of each Fund's Class A Shares, Class B Shares, Class C Shares, Class S Shares, Institutional Shares, Institutional I Shares and Institutional II Shares for the period. The fee paid to M&T Securities is used to finance certain services for shareholders and to maintain shareholder accounts. M&T Securities may voluntarily choose to waive any portion of its fee. M&T Securities can modify or terminate this voluntary waiver at any time at its sole discretion.

Other Affiliated Parties and Transactions -- The Funds may invest in certain affiliated funds which are distributed by an affiliate of the Funds' distributor or have a common advisor. Income distributions earned by the Funds are recorded as income in the accompanying financial statements as follows:

Fund	Affiliated Fund Name	Income from Affiliated Issuer
Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Cash Trust	$ 13,416
Maryland Municipal Bond Fund	Maryland Municipal Cash Trust	$ 4,063
	MTB Tax-Free Money Market Fund	$ 3,976

	Total	$ 8,039

Conservative Growth Fund	MTB Prime Money Market Fund	$ 4,902
	MTB Short-Term Corporate Bond Fund	$ 14,327
	MTB Short Duration Government Bond Fund	$ 48,369
	MTB Large Cap Value Fund	$ 4,927
	MTB Large Cap Stock Fund	$ 2,121
	MTB Small Cap Stock Fund	$ 11,854
	MTB International Equity Fund	$ 2,626
	MTB Intermediate-Term Fund	$ 35,172
	MTB U.S. Government Bond Fund	$ 62,798

	Total	$ 187,096

Moderate Growth Fund	MTB Prime Money Market Fund	$ 12,570
	MTB Short-Term Corporate Bond Fund	$ 30,594
	MTB Short Duration Government Bond Fund	$ 58,567
	MTB Large Cap Value Fund	$ 24,589
	MTB Large Cap Stock Fund	$ 8,490
	MTB Small Cap Stock Fund	$ 48,768
	MTB International Equity Fund	$ 20,277
	MTB Intermediate-Term Fund	$ 101,392
	MTB U.S. Government Bond Fund	$ 123,258

	Total	$ 428,505

Aggressive Growth Fund	MTB Prime Money Market Fund	$ 3,354
	MTB Short-Term Corporate Bond Fund	$ 6,843
	MTB Large Cap Value Fund	$ 14,159
	MTB Large Cap Stock Fund	$ 7,325
	MTB Small Cap Stock Fund	$ 37,212
	MTB International Equity Fund	$ 16,713
	MTB U.S. Government Bond Fund	$ 21,819

	Total	$ 107,425

Equity Index Fund	MTB Money Market Fund	$ 1,844
Mid Cap Growth Fund	MTB Money Market Fund	$ 8,092
Small Cap Growth Fund	MTB Money Market Fund	$ 6,167

General -- Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

Interfund Transactions -- During the year ended April 30, 2004, New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and or common officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and were as follows.

Fund	Purchases	Sales
New York Tax-Free Money Market Fund	$ 127,105,000	$ 109,265,000
Pennsylvania Tax-Free Money Market Fund	8,985,000	12,210,000

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended April 30, 2004, were as follows:

Fund Name	Purchases	Sales
Short Duration Government Bond Fund	$ 2,573,489	$ 2,559,122
Short-Term Corporate Bond Fund	61,275,964	39,948,071
U.S. Government Bond Fund	37,616,901	32,044,678
New York Municipal Bond Fund	34,635,106	34,236,337
Pennsylvania Municipal Bond Fund	23,066,031	66,711,801
Maryland Municipal Bond Fund	20,382,431	22,473,478
Intermediate-Term Bond Fund	115,678,541	93,763,578
Income Fund	120,891,034	135,749,421
Conservative Growth Fund	3,577,455	956,074
Moderate Growth Fund	23,739,411	3,771,233
Aggressive Growth Fund	9,039,757	583,245
Balanced Fund	75,354,208	98,240,567
Social Balanced Fund	2,433,404	3,301,600
Equity Income Fund	25,396,838	21,773,395
Large Cap Value Fund	44,667,003	18,042,739
Equity Index Fund	83,463,089	112,152,840
Large Cap Stock Fund	330,371,059	372,540,500
Large Cap Growth Fund	44,303,635	16,469,058
Multi Cap Growth Fund	272,742,749	327,022,578
Mid Cap Stock Fund	135,154,486	124,494,024
Mid Cap Growth Fund	89,248,169	79,818,555
Small Cap Stock Fund	76,181,300	87,030,446
Small Cap Growth	444,336,753	425,230,678
International Equity Fund	62,409,582	55,532,507

7. CONCENTRATION OF CREDIT RISK

Since New York Tax-Free Money Market Fund, Pennsylvania Tax-Free Money Market Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund and Maryland Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2004, 71.0% for New York Tax-Free Money Market Fund, 60.3% for Pennsylvania Tax-Free Money Market Fund, 34.5% for New York Muncipal Bond Fund, 59.1% for Pennsylvania Municipal Bond Fund and 22.1% for Maryland Municipal Bond Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 10.5% for New York Tax-Free Money Market Fund, 8.6% for Pennsylvania Tax-Free Money Market Fund, 8.6% for New York Municipal Bond Fund, 22.2% for Pennsylvania Municipal Bond Fund and 6.8% for Maryland Municipal Bond Fund of total market value of investments.

International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At April 30, 2004, the diversification of industries in International Equity Fund was as follows:

Industry	Percentage of Net Assets
Air Freight & Logistics	1.3%
Automobiles	3.6%
Banking	19.4%
Building Materials & Components	2.4%
Chemicals	0.5%
Commercial Services & Supplies	4.4%
Communications Equipment	1.3%
Diversified Telecommunication Services	2.9%
Electric Utilities	1.2%
Electrical & Electronics	2.2%
Financial Services	0.6%
Food & Beverage & Tobacco	10.7%
Household Durables	2.9%
Insurance	2.8%
IT Services	0.5%
Leisure Equipment & Products	1.7%
Manufacturing	1.3%
Media	2.1%
Metals & Mining	0.9%
Multi-Utilities & Unregulated Power	1.7%
Office Electronics	1.4%
Oil & Gas	9.9%
Paper & Forest Products	2.3%
Pharmaceuticals	8.7%
Real Estate	1.1%
Retail	2.7%
Transportation	0.6%
Utilities	0.7%
Wireless Telecommunications Services	5.1%

8. Line of Credit

The Funds (except Conservative Growth Fund, Moderate Growth Fund and Aggressive Growth Fund) entered into a $10,000,000 unsecured, committed revolving line of credit ("LOC") agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the year ended April 30, 2004.

9. Federal Tax Information (Unaudited)

For the year ended April 30, 2004, the amount of long-term capital gain designated by the Funds was as follows:

Fund Name
U.S. Government Bond Fund	$ 32,662
New York Municipal Bond Fund	$ 557,643
Intermediate-Term Bond Fund	$ 2,740,506
Income Fund	$ 4,473,352
Conservative Growth Fund	$ 91,476
Moderate Growth Fund	$ 314,471
Aggressive Growth Fund	$ 258,866
Small Cap Stock Fund	$ 7,579,861

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the period ended April 30, 2004, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Fund Name
Conservative Growth Fund	6.70%
Moderate Growth Fund	8.42%
Balanced Fund	28.22%
Social Balanced Fund	3.93%
Equity Income Fund	80.71%
Large Cap Value Fund	88.91%
Equity Index Fund	96.05%
Large Cap Stock Fund	91.16%

For the period ended April 30, 2004, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name
Conservative Growth Fund	10.67%
Moderate Growth Fund	45.41%
Balanced Fund	61.95%
Social Balanced Fund	16.18%
Equity Income Fund	100.00%
Large Cap Value Fund	100.00%
Equity Index Fund	100.00%
Large Cap Stock Fund	76.66%
Small Cap Stock Fund	15.06%
International Equity Fund	100.00%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Funds will pass through to their shareholders credits of foreign taxes paid.

For the fiscal year ended April 30, 2004, International Equity Fund derived $3,141,643 of gross income from foreign sources and paid foreign taxes of $281,919.

At April 30, 2004, the following percentages represent the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax:

Fund Name
Tax-Free Money Market Fund	100.00%
New York Tax-Free Money Market Fund	100.00%
Pennsylvania Tax-Free Money Market Fund	100.00%
New York Municipal Bond Fund	99.99%
Pennsylvania Municipal Bond Fund	99.86%
Maryland Municipal Bond Fund	100.00%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MTB U.S. Treasury Money Market Fund, MTB Money Market Fund, MTB Prime Money Market Fund, MTB New York Tax-Free Money Market Fund, MTB Short Duration Government Bond Fund, MTB U.S. Government Bond Fund, MTB New York Municipal Bond Fund, MTB Managed Allocation Fund -- Conservative Growth, MTB Managed Allocation Fund -- Moderate Growth, MTB Managed Allocation Fund -- Aggressive Growth, MTB Large Cap Value Fund, MTB Large Cap Growth Fund, MTB Mid Cap Stock Fund, MTB Small Cap Stock Fund, MTB International Equity Fund (collectively the "Former VISION Funds"), and MTB U.S. Government Money Market Fund, MTB Tax-Free Money Market Fund, MTB Pennsylvania Tax-Free Money Market Fund, MTB Short-Term Corporate Bond Fund, MTB Pennsylvania Municipal Bond Fund, MTB Maryland Municipal Bond Fund, MTB Intermediate-Term Bond Fund, MTB Income Fund, MTB Balanced Fund, MTB Social Balanced Fund, MTB Equity Income Fund, MTB Equity Index Fund, MTB Large Cap Stock Fund, MTB Multi Cap Growth Fund, MTB Mid Cap Growth Fund, MTB Small Cap Growth Fund (collectively the "Former ARK Funds") (collectively, the "MTB Group of Funds" or the "Funds") as of April 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for the Former VISION Funds, the statements of changes in net assets for the year then ended for the Former ARK Funds, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for each of the periods presented through the period ended April 30, 2003 for the Former ARK Funds were audited by other auditors whose report, dated June 16, 2003, expressed an unqualified opinion on those statements of changes and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MTB Group of Funds as of April 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended for the Former VISION Funds, the changes in their net assets for the year then ended for the Former ARK Funds, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
June 10, 2004

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Trust. The tables separately list Board members who are "interested persons" of the Trust (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The Trust is composed of 34 funds and is the only investment company in the Fund Complex. Unless otherwise noted, each Board member oversees all portfolios of the Trust and serves for an indefinite term. The Trust's Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEE BACKGROUND

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Mark J. Czarnecki† Manufacturers and Traders Trust Company One M&T Plaza Buffalo, NY 14203 Birthdate: November 3, 1955 TRUSTEE Began serving: August 2000	Principal Occupations: Executive Vice President, Manufacturers and Traders Trust Company ("M&T Bank"), division head for M&T Bank's investment group. Other Directorships Held: None

†Mark J. Czarnecki is "interested" due to positions he holds with M&T Bank, the parent of the Funds' advisor.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Joseph J. Castiglia Roycroft Campus 21 South Grove Street, Suite 291 East Aurora, NY 14052 Birth date: July 20, 1934 TRUSTEE Began serving: February 1988

Principal Occupations: Chairman of the Board, HealthNow New York, Inc. (health care company); and former President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

Other Directorships Held: The Energy East Corp.

John S. Cramer 4216 Jonathan Lane Harrisburg, PA 17110 Birth date: February 22, 1942 TRUSTEE Began serving: December 2000	Principal Occupations: Retired President and Chief Executive Officer, Pinnacle Health System (health care); President Emeritus, Highmark Blue Cross Blue Shield.Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Daniel R. Gernatt, Jr. Richardson & Taylor Hollow Roads Collins, NY Birth date: July 14, 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CFO, Gernatt Asphalt Products, Inc.; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

George K. Hambleton, Jr.* 1003 Admiral's Walk Buffalo, NY Birth Date: February 8, 1933 TRUSTEE Began serving: February 1998	Principal Occupations: Retired President, Brand Name Sales, Inc. (catalog showroom operator); retired President, Hambleton & Carr, Inc. (catalog showroom operator). Other Directorships Held: None

William H. Cowie, Jr.†† 1408 Ruxton Road Baltimore, MD Birth date: January 24, 1931 TRUSTEE Began serving: September 2003	Principal Occupations: Retired Chief Financial Officer, Pencor, Inc. (environmental project development company) since 1995. Other Directorships Held: None

Richard B. Seidel†† 770 Hedges Lane Strafford, PA Birth date: April 20, 1941 TRUSTEE Began serving: September 2003	Principal Occupations: Director and President (since 1995) of Girard Partners, a registered broker-dealer. Other Directorships Held: None

* Mr. Hambleton resigned as a Trustee of the Funds on May 17, 2004.

†† Mr. Cowie and Mr. Seidel became members of the Board of Trustees on September 1, 2003.

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Edward C. Gonzales Federated Investors Tower Pittsburgh, PA Birth date: October 22, 1930 CHAIRMAN Began serving: May 2001

Principal Occupations: Employee, Federated Investors, Inc.; formerly, President and
Executive Vice President of other funds distributed by Federated Securities Corp.;
Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of other funds distributed by Federated Securities Corp.; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

Charles L. Davis Federated Investors Tower Pittsburgh, PA Birth date: March 23, 1960 CHIEF EXECUTIVE OFFICER Began serving: December 2002

Principal Occupations: Vice President, Managing Director of Mutual Fund Services, Federated Services Company; and President, Edgewood Services, Inc.

Previous Positions: President, Federated Clearing Services; and Director, Business Development Mutual Fund Services, Federated Services Company.

Carl W. Jordan One M&T Plaza Buffalo, NY Birth date: January 2, 1955 PRESIDENT Began serving: May 2001	Principal Occupations: Senior Vice President, M&T Bank, 2001-Present; Administrative Vice President, M&T Bank, 1995-2001.

Kenneth G. Thompson 100 East Pratt Street Baltimore, MD Birth date: September 4, 1964 VICE PRESIDENT Began serving: May 2001	Principal Occupations: Administrative Vice President, M&T Bank, 2002-Present; Vice President, M&T Bank, 1999-2002; Regional Sales Manager, M&T Securities, Inc., 1995-1999.

Philip R. Carbone 100 East Pratt Street, 15th floor Baltimore, MD Birth date: July 27, 1954 VICE PRESIDENT Began serving: September 2003

Principal Occupations: Vice President, Director of Distribution for Proprietary Products, M&T Securities, since 2003; Manager, Vision Shareholder Services and Discount Brokerage, 1998-2002.

Previous Positions: Regional Sales Manager, M&T Securities, Inc., 1995-1998.

Scot A. Millen 100 East Pratt Street, 15th floor Baltimore, MD Birth date: February 22, 1969 VICE PRESIDENT Began serving: September 2003	Principal Occupations: Vice President, Product Manager, M&T Securities, since 2002; Executive Associate, M&T Investment Group, 2001-2002; Summer Associate, M&T Investment Group, 2000.

Beth S. Broderick Federated Investors Tower Pittsburgh, PA Birth date: August 2, 1965 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: February 1998	Principal Occupations: Vice President, Mutual Fund Services Division, Federated Services Company.

Richard J. Thomas Federated Investors Tower Pittsburgh, PA Birth date: June 17, 1954 TREASURER Began serving: December 2002

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

C. Grant Anderson Federated Investors Tower Pittsburgh, PA Birth date: November 6, 1940 SECRETARY Began serving: December 2000	Principal Occupation: Counsel, Reed Smith LLP (since October 2002). Previous Positions: Corporate Counsel, Federated Investors, Inc.; Vice President, Federated Services Company.

Victor R. Siclari
Federated Investors Tower
Pittsburgh, PA
Birth date: November 17, 1961
ASSISTANT SECRETARY
Began serving: May 2000; Secretary from
August 11, 1995 to May 11, 2000; Assistant Secretary from May 11, 2000 to present.	Principal Occupation: Partner, Reed Smith LLP (since October 2002). Previous Positions: Sr. Corporate Counsel and Vice President, Federated Services Company (prior to October 2002).

Shares of the MTB Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 1-800-836-2211. This information is also available from the Edgar database on the SEC's Internet site at http://www.sec.gov.

[Logo of MTB]

Investment Advisor
  MTB Investment Advisors, Inc.
  100 E. Pratt Street
  17th Floor
  Baltimore, MD 21202

Distributor
  Edgewood Services, Inc.
  5800 Corporate Drive
  Pittsburgh, PA 15237-5829

Co-Administrator
  M&T Securities, Inc.
  One M&T Plaza
  Buffalo, NY 14203

Co-Administrator
  Federated Services Company
  Federated Investors Tower
  1001 Liberty Avenue
  Pittsburgh, PA 15222-3779

Sub-Advisor to MTB
International Equity Fund
  UBS Global Asset Management
  (Americas) Inc.
  1 North Wacker Drive
  Chicago, IL 60606

Sub-Advisors to
MTB Small Cap Stock Fund
  LSV Asset Management
  1 North Wacker Drive
  Chicago, IL 60606

  Mazama Capital Management, Inc.
  One SW Columbia Street Suite 1860
  Portland, OR 97258

Sub-Advisor to MTB Mid Cap Stock Fund
  Independence Investment LLC
  53 State Street
  Boston, MA 02100

Sub-Advisor to
MTB Large Cap Growth Fund
  Montag & Caldwell, Inc.
  3455 Peachtree Road, N.E.
  Suite 1200
  Atlanta, GA 30326-3248

Transfer Agent and Dividend
Disbursing Agent
  Federated Shareholder Services Company
  Federated Investors Tower
  1001 Liberty Avenue
  Pittsburgh, PA 15222-3779

Custodian and Fund Accountant
  State Street Corporation
  P.O. Box 8609
  Boston, MA 02266-8609

Independent Registered
Public Accounting Firm
  Ernst & Young, LLP
  200 Clarendon Street
  Boston, MA 02116-5072

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.
Since we are required by law to send a Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

30615 (6/04)

[Logo of MTB]

1-800-836-2211 / mtbfunds.com

MTB FUNDS
100 EAST PRATT STREET, 15th FLOOR
BALTIMORE, MD 21202

MTB-AR-010-0604

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment
Companies - Ethical Standards for Principal Executive and Financial
Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial
Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical
Standards for Principal Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's
Audit Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit
Committee consists of the following Board members:  Joseph J. Castiglia,
William H. Cowie, Jr., John S. Cramer and Richard B. Seidel.

Item 4.     Principal Accountant Fees and Services

(a)  Audit Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $433,500
                  Fiscal year ended 2003 - $303,855

(b)  Audit-Related Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $0
                  Fiscal year ended 2003 - $0
      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X,
      $11,000 and $0 respectively.  Issuance of audit consents for N-1A and N-14 filings.

(c)  Tax Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $0
                  Fiscal year ended 2003 - $0
      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)  All Other Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $0
                  Fiscal year ended 2003 - $0
      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.
            The Audit Committee is required to pre-approve audit and
      non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
            Certain services have the general pre-approval of the Audit
      Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit
      Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit
      Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
            The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES
      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.
      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES
      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the
Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of
Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other
Audit-related services must be specifically pre-approved by the Audit
Committee.

TAX SERVICES
      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the
Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES
      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser
                  whose role is primarily portfolio management and is
                  subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or
                  under common control with the investment adviser that
                  provides ongoing services to the registrant  at the time
                  of the engagement to be non-audit services; and
(3)   Such services are promptly brought to the attention of the Audit
                  Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one
                  or more members of the Audit Committee who are members
                  of the board of directors to whom authority to grant
                  such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS
      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.
Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES
      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d)
that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
            4(b)
                  Fiscal year ended 2004 - 0%
                  Fiscal year ended 2003 - 0%
            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(c)
                  Fiscal year ended 2004 - 0%
                  Fiscal year ended 2003 - 0%
            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(d)
                  Fiscal year ended 2004 - 0%
                  Fiscal year ended 2003 - 0%
            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
                  Fiscal year ended 2004 - $11,000
                  Fiscal year ended 2003 - $0

(h)   The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser
      (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's
      independence.

Item 5      Audit Committee of Listed Registrants

            Not Applicable

Item 6      Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 9.     Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 10.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule
30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule
30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  MTB Group of Funds

By          /S/ Richard J. Thomas, Principal Financial Officer
Date        June 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ Charles L. Davis, Jr., Principal Executive Officer
Date        June 25, 2004

By          /S/ Richard J. Thomas, Principal Financial Officer
Date        June 25, 2004